As filed with the Securities and Exchange Commission on April 21, 2023

Registration No. 333-269562

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM S-1

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Pre-Effective Amendment No. 1

MassMutual Ascend Life Insurance Company

(Exact name of registrant as specified in its charter)

Ohio	6311	13-1935920
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification Number)

191 Rosa Parks Street, Cincinnati, Ohio 45202

(513) 361-9000

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

John P. Gruber

MassMutual Ascend Life Insurance Company

191 Rosa Parks Street, Cincinnati, Ohio 45202

(513) 361-9000

(Name and Address of Agent of Service)

Approximate date of commencement of proposed sale to the public: As soon as practicable after this registration statement becomes effective.

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box.  ☑

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

Indicate by check mark whether the Registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, smaller reporting company or an emerging growth company.

Large accelerated filer	☐	Accelerated filer	☐

Non-accelerated filer	☑	Smaller reporting company	☐

		Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act.  ☐

Pursuant to Rule 429 under the Securities Act of 1933, the prospectuses contained herein also relate to Registration Statement No.: 333-263740. Upon effectiveness, this Registration Statement, which is a new Registration Statement, will also act as a post-effective amendment to such earlier Registration Statement.

The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

MASSMUTUAL ASCEND LIFE INSURANCE COMPANY

Administrative Office: P.O. Box 5423, Cincinnati OH 45201-5423

Street Address: 191 Rosa Parks Street, Cincinnati OH 45202

Policy Administration: 1-800-789-6771

INDEX ACHIEVER ADVISORY ANNUITY

With Return of Premium Guarantee

PROSPECTUS DATED [    ], 2023

The Index Achiever Advisory annuity is an Individual Index-linked Modified Single Premium Deferred Annuity contract issued by MassMutual Ascend Life Insurance Company ®. It provides that we will pay the Annuity Payout Benefit to you in exchange for your Purchase Payments. It also provides a Death Benefit that will never be less than the return of premium guarantee.

The Contract is a modified single premium deferred annuity. This means we will accept Purchase Payments only during the purchase payment period, which ends two months after the Contract Effective Date.

A glossary of defined terms used herein can be found in the Special Terms section starting on page [6] of this prospectus.

The Contract offers you the opportunity to allocate funds to Crediting Strategies for one-year or six-year Terms. The Crediting Strategies include Indexed Strategies and a Declared Rate Strategy.

Indexed Strategies. Indexed Strategies provide returns based, in part, on the rise or fall of an Index, which may be a market index, such as the S&P 500 Index, or the share price of an exchange-traded fund, such as an iShares ETF or a SPDR ETF.

For this Contract, we currently offer twelve Indexed Strategies that are shown in the table on page [9]. Each of these Indexed Strategies uses one of five Indexes: S&P 500® Index, First Trust Barclays Edge Index, iShares® MSCI EAFE ETF, SPDR® Gold Shares ETF, and iShares® U.S. Real Estate ETF. When an Index rises over a Term, Indexed Strategy values are determined using one of two positive return factors: either a Cap, which is the largest rise in the Index (measured from the start of the Term to end of the Term) that is taken into account to determine the Strategy value at the end of the Term, or an Upside Participation Rate, which is your share of any rise in the Index (measured from the start of the Term to end of the Term) taken into account to determine the Strategy value at the end of the Term. The Cap for a Term will never be less than 1% and an Upside Participation Rate for a Term will never be less than 5%. When an Index falls over a Term, Indexed Strategy values are determined using one of three negative return factors: a -10% Floor, a 50% Downside Participation Rate, or a 10% Buffer. The Downside Participation Rate is the portion of any fall in the Index (measured from the start of the Term to end of the Term) taken into account to determine the Strategy value at the end of the Term. The Buffer disregards the first 10% of any fall in the Index (measured from the start of the Term to end of the Term) to determine the Strategy value for the Buffer Strategy at the end of the Term. The Floor is the most negative portion of any fall in the Index for the Term that is taken into account to determine the Strategy value for a Floor Strategy at the end of the Term. Note: Not all Indexed Strategies are available for Contracts issued in Missouri or Nebraska.

The S&P 500 1-Year -10% Floor with Cap Indexed Strategy will always be available. At the end of a Term, we may stop offering any other Indexed Strategy. Consequently, any other Indexed Strategy listed in this prospectus may not be available after the end of the initial Term. The S&P 500 6-Year 10% Buffer with Upside Participation Rate Indexed Strategy will only be available for Terms beginning in the first Contract Year. We have the right to replace the Index associated with an Indexed Strategy under certain circumstances. Indexed Strategies that may be available in the future may earn a return that is lower than the return your investments would have earned if they had been invested in the other Indexed Strategies listed in this prospectus. In addition, any reduction in the available number of Indexed Strategies may reduce your opportunity to increase your Account Value. If you choose to Surrender the Contract because of changes in the number and/or type of available Indexed Strategies, your Surrender may be subject to withdrawal charges, Daily Value Percentage adjustments, taxes, and tax penalties. If you purchase another retirement contract, it may have different features, fees, and risks than this Contract.

Before the end of a Term, unless you have made a Performance Lock election, the value of an Indexed Strategy is the remaining Investment Base increased or decreased by the Daily Value Percentage. This means the dollar amount of the proportional reduction in the Investment Base will not be the same as the dollar amount of the withdrawal and the Market Value Adjustment. The Investment Base is the amount applied to the Indexed Strategy at the beginning of the current Term, adjusted proportionally for any withdrawals taken during the current Term and any related Market Value Adjustment. During the Term, the Investment Base remains unchanged except for any proportional adjustments for withdrawals. The Daily Value Percentage is based on hypothetical options that represent the projected change in the Index over the full Term, and is equal to the Net Option Price, reduced by the Amortized Option Cost and the Trading Cost. The Daily Value Percentage is applied to determine Strategy values when you withdraw funds allocated to an Indexed Strategy or Surrender your Contract before the end of a Term. The Daily Value Percentage is also applied if the Death Benefit or Annuity Payout value are determined before the end of a Term.

Declared Rate Strategy. The Declared Rate Strategy earns interest during a Term at a fixed rate we set before that Term begins. The fixed interest rate varies from Term to Term, but will never be less than the guaranteed minimum interest rate set out in the Declared Rate Strategy Endorsement included in your Contract. The guaranteed minimum interest set out in the endorsement will be at least equal to the minimum interest rate required for fixed annuity contracts by state Standard Nonforfeiture Law that is in effect on the date that the Contract is issued. For Contracts issued before May 1, 2023, the guaranteed minimum interest set out in the endorsement will never be less than 1%. Each Term of the Declared Rate Strategy is one-year long. Amounts allocated or reallocated to the Declared Rate Strategy are subject to an Allocation Limit of 12%. Note: The Declared Rate Strategy is not available for Contracts issued in Missouri. For Contracts issued in Missouri, see the State Variations section below for more information about the Temporary Holding Account, which has many of the same features as the Declared Rate Strategy.

Availability of Crediting Strategies. The S&P 500 6-year 10% Buffer with Upside Participation Rate Strategy is only available for Terms that begin in the first Contract Year and cannot be renewed at the end of the 6-year Term. The S&P 500 1-year 50% Downside Participation Rate with Upside Participation Rate Indexed Strategy and a Declared Rate Strategy will always be available. At the end of a Term, we may eliminate any other Crediting Strategy other than the S&P 500 1-year 50% Downside Participation Rate with Upside Participation Rate Indexed Strategy in our discretion. We have the right to replace the Index associated with an Indexed Strategy under certain circumstances. A reduction in the number of available Crediting Strategies or a replacement of an underlying Index could materially limit the growth potential of your investment in this Contract. In the future, we may offer new Indexed Strategies with Downside Participation Rates that are less than or equal to 50%, Buffers that are greater than or equal to 10%, or Floors that are equal to -10% or less negative.

Market Value Adjustment. If you Surrender your Contract during the first six Contract Years, a Market Value Adjustment applies to amounts held under the Indexed Strategies. It also applies to withdrawals from an Indexed Strategy, including automated withdrawals and withdrawals taken to satisfy a required distribution, but not including withdrawals taken to pay advisory fees. It does not apply to withdrawals taken from the Declared Rate Strategy. For Contracts issued in Missouri, it does not apply to withdrawals taken from the Temporary Holding Account.

The Market Value Adjustment depends on changes in the BofA Merrill Lynch 5-10 Year US Corporate Bond Index (“MVA Index Interest Rate”) since the Contract Effective Date and the amount of time remaining until the sixth Contract Anniversary. The Market Value Adjustment will be negative and will decrease the value of the Indexed Strategies if the MVA Index Interest Rate has gone up since the Contract Effective Date, or has fallen by the amount of a spread factor or less. The Market Value Adjustment will be positive and will increase the value of the Indexed Strategies if the MVA Index Interest Rate has fallen by more than the amount of a spread factor. Except as provided in the State Variations section, the spread factor is 0.25%.

Withdrawals and Surrenders may also be subject to income tax, and withdrawals and Surrenders before age 59 1/2 may also be subject to an additional 10% penalty tax.

Advisory Fees. The Contract is sold by broker-dealers who are also registered as, affiliated with, or in a contractual relationship with a registered investment advisor, through their registered representatives/investment advisor representatives. The Contract is intended to be used by investors who have engaged these investment advisors and investment advisor representatives to manage their Contract for a fee. If an investor elects to pay the advisory fee from his or her Account Value, then this deduction, like all other withdrawals, will reduce the Death Benefit and Account Value. The reduction in the Death Benefit could be significant and more than the dollar amount of the withdrawal. Based on current guidance, most withdrawals from the Contract to pay advisory fees should not be subject to income tax. However, tax laws are subject to change, and it is possible that a withdrawal to pay fees could be subject to federal and state income taxes, and to a 10% federal penalty tax if made before age 59 1⁄2. For more information on the tax treatment of withdrawals used to pay advisory fees, please see the discussion on page 54. Given the adverse consequences of withdrawing advisory fees from Indexed Strategies before the end of a Term, an investor should consider paying advisory fees from some other source, such as amounts in the Declared Rate Strategy or other assets.

The Contract is intended for long-term investment purposes and the Contract and its Indexed Strategies may not be appropriate for investors who plan to take withdrawals (including automated withdrawals and required minimum distributions) during the first six Contract Years or who plan to take withdrawals during Indexed Strategy Terms.

Risk Factors for this Contract appear on pages [14-19] and pages [85-89]. Indexed annuity contracts are complex insurance and investment vehicles. You should speak with your registered investment advisor about the Index Achiever Advisory annuity and its features, benefits, risks, and charges, and whether the Contract is appropriate for you based upon your financial situation and objectives.

Please read this prospectus before investing and keep it for future reference. It contains important information about your Contract and MassMutual Ascend Life that you ought to know before investing. It describes all material rights and obligations under the Contract. The provisions of the Contract may vary from state to state. All material state variations are identified in the State Variations section of this prospectus.

All guarantees and obligations under the Contract are the obligations of MassMutual Ascend Life and are subject to the credit worthiness and claims-paying ability of MassMutual Ascend Life.

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NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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The principal underwriter of the Contract is MM Ascend Life Investor Services, LLC. The offering of the Contract is intended to be continuous. The underwriter will use its best efforts to sell the Contract.

This prospectus is not an offering in any state, country, or jurisdiction in which we are not authorized to sell the Contract.

If you purchase a Contract, you may cancel it within 20 days after you receive it. If you purchase a Contract to replace an existing annuity contract or insurance policy, you have 30 days to cancel the Contract. The right to cancel period may be longer in some states. In most states, you will bear the risk of any decreases in Indexed Strategy values before cancellation. The right to cancel is described more fully in the Right to Cancel section of this prospectus.

SECTION I

INDEX ACHIEVER ADVISORY ANNUITY INFORMATION

SPECIAL TERMS

In this prospectus, the following capitalized terms have the meanings set out below.

ACCOUNT VALUE. For each day, the Account Value is the sum of the current values of each Crediting Strategy, plus the current value of the Purchase Payment Account, if any.

ALLOCATION LIMIT. The limit for allocations and reallocations to the Declared Rate Strategy. The Allocation Limit is 12%. The Allocation Limit also applies to the Temporary Holding Account for Contracts issued in Missouri.

ANNUITANT. The natural person or persons on whose life the Annuity Payout Benefit is based.

ANNUITY PAYOUT BENEFIT. A series of periodic payments made under a Payout Option. The terms and conditions are described in the Annuity Payout Benefit section of this prospectus.

ANNUITY PAYOUT INITIATION DATE. The first day of the first payment interval for which payment of an Annuity Payout Benefit is to be made. This is the date we apply your Account Value to the Annuity Payout Benefit and calculate the payment amount.

BENEFICIARY. A person entitled to receive all or part of a Death Benefit that is to be paid under the Contract on account of a death before the Annuity Payout Initiation Date.

BUFFER. For each Buffer Strategy, the Buffer provides a buffer against the first 10% of any fall in the Index for the Term when determining the Loss for the Term. The Buffer is also used to determine the strike price of the out-of-the-money put option that is part of the Daily Value Percentage calculation before the end of the Term. For each Term of each Buffer Strategy that we currently offer with this Contract, the Buffer is 10%. In the future, we may offer a new Strategy with a Buffer that is more than 10%, but we will not offer a new Strategy with a Buffer that is less than 10%.

CAP. For each Cap Strategy, the Cap is the largest rise in the Index for the Term that is taken into account to determine the Strategy value at the end of the Term. The Cap is also used to determine the strike price of the out-of-the-money put option that is part of the Daily Value Percentage calculation for that Strategy before the end of the Term. We post on our website (www.massmutualascend.com/RILArates) the Cap for each Term of a Cap Strategy at least 10 days before the next Term starts. The Cap for a Term will never be less than 1%.

CONTRACT. The annuity contract that is a legally binding agreement between you and MassMutual Ascend Life, including applicable endorsements and riders.

CONTRACT ANNIVERSARY. The date in each year that is the annual anniversary of the Contract Effective Date. That date is set out on your Contract Specifications Page.

CONTRACT EFFECTIVE DATE. The date as of which the initial Purchase Payment is applied to the Contract. That date is set out on your Contract Specifications Page.

CONTRACT SPECIFICATIONS PAGE. The pages in your Contract that contain details unique to your Contract.

CONTRACT YEAR. A 12-month period that starts on the Contract Effective Date or on a Contract Anniversary.

CREDITING STRATEGY (STRATEGY). A specified method by which declared interest is set or values are calculated. The Crediting Strategies that are currently available are set out on page [    ] of this prospectus.

DAILY VALUE PERCENTAGE. The Daily Value Percentage is used to determine the value of an Indexed Strategy before the end of a Term. For each day of a Term of an Indexed Strategy before the final Market Day of the Term, the Daily Value Percentage is equal to: (1) the Net Option Price for that day; minus (2) the Amortized Option Cost for that day; and minus (3) the Trading Cost for that day.

See the next section (Special Terms Related to Daily Value Percentage) for the definitions of Amortized Option Cost, Net Option Price, and Trading Cost.

DEATH BENEFIT. An amount that becomes payable if you die before the Annuity Payout Initiation Date and before the date that the Contract is Surrendered. The terms and conditions are described in the Death Benefit section of this prospectus.

DECLARED RATE. A fixed interest rate set by us for a Term of the Declared Rate Strategy.

DECLARED RATE STRATEGY. A Crediting Strategy that credits interest at a Declared Rate. Note: The Declared Rate Strategy is not available for Contracts issued in Missouri. (For Contracts issued in Missouri, see the State Variations section below for more information about the Temporary Holding Account, which has many of the same features as the Declared Rate Strategy.)

DOWNSIDE PARTICIPATION RATE. For each Downside Participation Rate Strategy, the Downside Participation Rate is your share of any fall in the Index (measured from the start of the Term to end of the Term) taken into account to determine the Strategy value at the end of the Term. The Downside Participation Rate is also used to determine the strike price of the out-of-the-money put option that is part of the Daily Value Percentage calculation before the end of the Term. For every Term of each Downside Participation Rate Strategy that we currently offer with this Contract, the Downside Participation Rate is 50%. In the future, we may offer a new Strategy with a Downside Participation Rate that is less than 50%, but we will not offer a new Strategy with a Downside Participation Rate that is more than 50%.

FLOOR. For a Floor Strategy, the Floor is the decrease in the value of an Index for a Term that is taken into account when determining the Loss for the Term. The Floor is also used to determine the strike price of the out-of-the-money put option that is parti of the Daily Value Percentage calculation before the end of the Term. For each Term of the Floor Strategy that we currently offer with this Contract, the Floor is -10%. In the future, we may offer a new Strategy with a Floor that is less negative than -10%, but we will not offer a new Strategy with a Floor that is more negative than -10%.

INDEX. A stock market index or an exchange-traded fund (ETF) used to calculate the value of an Indexed Strategy. The Index at the start of a Term is its level or price at the Market Close on the first day of that Term. If the first day of that Term is not a Market Day, then the Index at the start of a Term is its level or price at the last Market Close before the first day of the Term. The Index at the end of a Term is its level or price at the final Market Close of that Term.

INDEXED STRATEGY. A Crediting Strategy that provides a return based, in part, on changes in the level or price of an Index (measured from the start of the Term to end of the Term).

INVESTMENT BASE. The base amount used to calculate the value of an Indexed Strategy. The Investment Base is the amount applied to an Indexed Strategy at the start of a current Term, adjusted proportionally for any withdrawal during the Term and any related Market Value Adjustment. An Investment Base is not used to calculate the value of a Declared Rate Strategy.

MARKET CLOSE. The close of the regular or core trading session on the market used to measure a given Index.

MARKET DAY. Each day that all markets that are used to measure the available Indexes are open for regular trading.

MARKET VALUE ADJUSTMENT. An adjustment made to the value of an Indexed Strategy if this Contract is surrendered or a withdrawal is taken from the Indexed Strategy (including automated withdrawals, required minimum distributions, but not including withdrawals to pay advisory fees) before the sixth Contract Anniversary. The Market Value Adjustment does not apply to a withdrawal from the Declared Rate Strategy, the portion of the Account Value held in the Declared Rate Strategy on a Surrender, a Surrender that qualifies for a waiver, an Annuity Payout Benefit, or a Death Benefit.

MASSMUTUAL ASCEND LIFE (“WE,” “US,” “OUR,” “MMALIC”). MassMutual Ascend Life Insurance Company.

OWNER (“YOU,” “YOURS”). The person(s) who possesses the ownership rights under the Contract. If there is more than one Owner, each Owner will be a joint owner of the Contract and each reference to Owner means joint owners.

PAYOUT OPTION. The form in which an Annuity Payout Benefit or a Death Benefit may be paid. Standard options are described in the Payout Options section of this prospectus.

PERFORMANCE LOCK. An election to lock in the Daily Value Percentage for the remainder of a Term of an Indexed Strategy. A Performance Lock election for a Term is effective on the second Market Close following our receipt of your Request in Good Order. After the second Market Close, the Indexed Strategy value before the end of the Term and the Indexed Strategy value at the end of the Term is equal to the remaining Investment Base increased or decreased by the locked Daily Value Percentage. The locked Daily Value Percentage is the Daily Value Percentage as determined for that second Market Close. The Indexed Strategy value will still change if there is a change in the Investment Base due to a withdrawal. You can make a Performance Lock election once per Term and only for specific Indexed Strategies. Note: A Performance Lock election is not available for Contracts issued in Missouri or Nebraska.

PURCHASE PAYMENT. An amount received by us for the Contract. This amount is determined after deducting any taxes withheld from the payment and after deducting any fee charged by the person remitting payment.

PURCHASE PAYMENT ACCOUNT. An account where a Purchase Payment is held until it is applied to a Crediting Strategy on a Strategy Application Date.

REQUEST IN GOOD ORDER. An election or a request that is:

•	complete and satisfactory to us;

•	sent to us on our form or in a manner satisfactory to us, which may, at our discretion, be by telephone or electronic means; and

•	received at our administrative office.

An election or a request is complete and satisfactory when we have received: (1) all the information and legal documentation that we require to process the election or the request; and (2) instructions that are sufficiently clear that we do not need to exercise any discretion to process the election or the request. If you have any questions, you should contact us or your registered representative before submitting your election or your request.

STRATEGY APPLICATION DATE. The 6th and 20th days of each month.

SURRENDER. The termination of your Contract in exchange for its Surrender Value.

SURRENDER VALUE. For each day, the Surrender Value is the Account Value on that day plus or minus the Market Value Adjustment that would apply on a Surrender of the Contract. The Account Value will reflect the applicable Strategy values as calculated on that day, which will reflect the Daily Value Percentage whenever Surrender Value is measured before the end of a Term.

TAX-QUALIFIED CONTRACT. An annuity contract that is intended to qualify for special tax treatment for retirement savings. If your Contract is a Tax-Qualified Contract, the cover page of your Contract includes information about its tax qualification. If your Contract is not a Tax-Qualified Contract, the cover page of your Contract will identify it as a “Nonqualified Annuity.”

TERM. The period for which Contract values are allocated to a given Crediting Strategy, and over which interest or values are calculated. Terms are one year long or six years long. Each Term will start and end on a Strategy Application Date. A new Term will start on the date that the preceding Term ends.

UPSIDE PARTICIPATION RATE. For each Upside Participation Rate Strategy, the Upside Participation Rate is your share of any rise in the Index (measured from the start of the Term to end of the Term) taken into account to determine the Strategy value at the end of the Term. The Upside Participation Rate is also used in the calculation of the Daily Value Percentage before the end of the Term. We post on our website (www.massmutualascend.com/RILArates) the Upside Participation Rate for each Term of an Upside Participation Rate Strategy at least 10 days before the next Term starts. For a given Term, we may set a different Upside Participation Rate for amounts attributable to Purchase Payments received on different dates. An Upside Participation Rate for a Term will never be less than 5%.

SPECIAL TERMS RELATED TO DAILY VALUE PERCENTAGE

AMORTIZED OPTION COST. The Amortized Option Cost is one part of the Daily Value Percentage used to determine the value of an Indexed Strategy each day before the final Market Day of a Term. The Amortized Cost for a day is calculated as of the last Market Close on or before that day. The Amortized Option Cost is a percentage equal to: (1) the initial Net Option Price for an Indexed Strategy for the Term; multiplied by (2) the number of days remaining until the final Market Close of that Term divided by 365 days if that Term is one year long, or by 2,192 days if that Term is six years long. The initial Net Option Price is the Net Option Price calculated as of the last Market Close on or before the start of the Term.

NET OPTION PRICE. The Net Option Price is one part of the Daily Value Percentage used to determine the value of an Indexed Strategy before the final Market Day of a Term. The Net Option Price for a day is calculated as of the last Market Close on or before that day.

•

For strategies with a Floor and a Cap, the Net Option Price as of a Market Close is equal to: (1) the ATM Call Option Price calculated as of that Market Close; minus (2) the OTM Call Option Price calculated as of that Market Close; minus (3) the ATM Put Option Price calculated as of that Market Close; and plus (4) the OTM Put Option calculated as of the Market Close.

•

For strategies with a Buffer and a Cap, the Net Option Price as of a Market Close is equal to: (1) the ATM Call Option Price calculated as of that Market Close; minus (2) the OTM Call Option Price calculated as of that Market Close; and minus (3) the OTM Put Option Price calculated as of that Market Close.

•

For strategies with a Buffer and an Upside Participation Rate, the Net Option Price as of a Market Close is equal to: (1) the ATM Call Option Price calculated as of a Market Close multiplied by the Upside Participation Rate; minus (2) the OTM Put Option Price calculated as of that Market Close

•

For strategies with a Downside Participation Rate and an Upside Participation Rate, the Net Option Price as of a Market Close is equal to: (1) the ATM Call Option Price calculated as of a Market Close multiplied by the Upside Participation Rate; minus (2) the ATM Put Option Price calculated as of that Market Close multiplied by the Downside Participation Rate.

The option prices in these formulas reflect the possible future change in the Index over the remainder of the Term. The formulas take into account the Cap or the Upside Participation Rate for the Term and the Downside Participation Rate, the Buffer, or the Floor.

Each option price is stated as a percentage of the Index calculated as of the last Market Close on or before the first day of the Term. The option price is an average of the bid-ask prices calculated as of the hypothetical option.

ATM CALL OPTION PRICE. The calculated price of a hypothetical at-the-money call option. The hypothetical at-the-money call option is one that will pay the holder an amount equal to the percentage rise, if any, in the Index from the last Market Close on or before the start of a Term to the final Market Close of that Term.

ATM PUT OPTION PRICE. The calculated price of a hypothetical at-the-money put option. The hypothetical at-the-money put option is one that will pay the holder an amount equal to the percentage fall, if any, in the Index from the last Market Close on or before the start of a Term to the final Market Close of that Term.

OTM CALL OPTION PRICE. The calculated price of a hypothetical out-of-the-money call option. The hypothetical out-of-the-money call option is one that will pay the holder an amount equal to the percentage rise, if any, in the Index from the last Market Close on or before the start of a Term to the final Market Close of that Term, but only if and to the extent that rise exceeds the Cap for that Term.

OTM PUT OPTION PRICE. The calculated price of a hypothetical out-of-the-money put option. The hypothetical out-of-the-money put option is one that will pay the holder an amount equal to the percentage decrease, if any, in the Index from the last Market Close on or before the start of the Term to the final Market Close of the Term, but only to the extent the percentage decrease exceeds the Buffer or Floor for the Term.

TRADING COST. The Trading Cost is one part of the Daily Value Percentage used to determine the value of an Indexed Strategy each day before the final Market Day of a Term. The Trading Cost is the estimated cost of selling the hypothetical options before the end of a Term. The Trading Cost for a day is a percentage set by us at the last Market Close on or before that day. The Trading Cost reflects the average market difference between option bid-ask average prices and option bid prices.

SUMMARY

The MassMutual Ascend Life Index Achiever Advisory annuity is an individual modified single premium deferred indexed annuity contract that may help you accumulate retirement savings. The Contract is intended for long-term investment purposes. The Contract is a legal agreement between you as the Owner and MassMutual Ascend Life as the issuing insurance company. In the Contract, we agree to pay the Annuity Payout Benefit to you in exchange for one or more Purchase Payments. If you die before the Annuity Payout Initiation Date, we also agree to provide a Death Benefit that will never be less than the return of premium guarantee.

Like all deferred annuities, the Contract has two periods. During the period prior to the Annuity Payout Initiation Date, your Contract may accumulate earnings on a tax-deferred basis. During the period that begins on the Annuity Payout Initiation Date, we will make payments under the selected Payout Option.

The key features of the Contract are described in this Summary. Read this entire prospectus for more detailed information about the Contract.

Benefits (See “Cash Benefit”, “Annuity Payout Benefit”, and “Death Benefit” sections on page [    ] and [    ] for more details)

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The Annuity Payout Benefit is a series of periodic payments made under a Payout Option. This benefit can provide you with income for a fixed period of time or for life. It is based on the Account Value on the Annuity Payout Initiation Date. The earliest Annuity Payout Initiation Date you may select is the first Contract Anniversary. Unless we agree to a later date, the latest Annuity Payout Initiation Date you may select is the Contract Anniversary following your 95th birthday or the 95th birthday of a joint owner, if earlier. If the Owner is not a human being, such as a trust or a corporation, then the Annuity Payout Initiation Date may not be later than the Contract Anniversary following the 95th birthday of the eldest Annuitant, unless we agree to a later date. The latest permitted date may change if an Owner changes.

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The Cash Benefit lets you take out all of your Account Value (Surrender) or take out part of it (withdrawal). A Market Value Adjustment generally applies if you take out money during the first six Contract Years. You can Surrender your Contract or take a withdrawal before the Annuity Payout Initiation Date.

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The Death Benefit is payable if you die before the Annuity Payout Initiation Date. This benefit is paid to your beneficiaries. It is based on the Death Benefit value. It will never be less than the Return of Premium Guarantee, which will be equal to your Purchase Payments, reduced proportionally for withdrawals (not including amounts applied to pay for negative Market Value Adjustments).

Purchase Payments and Issue Age (See “Purchase” section on page [    ] for more details)

The Contract is a modified single premium annuity. This means we will accept Purchase Payments only during the purchase payment period, which ends two months after the Contract Effective Date.

The initial Purchase Payment must be at least $25,000. Each additional Purchase Payment must be at least $10,000. You will need our prior approval if you want to make a Purchase Payment(s) of more than $1,000,000.

Each Owner must be age 80 or younger on the Contract Effective Date.

Indexed Strategies (See “Indexed Strategies” section on page [    ] for more details)

For this Contract, we currently offer twelve Indexed Strategies. Each of these Indexed Strategies uses one of five Indexes: S&P 500® Index, First Trust Barclays Edge Index, iShares® MSCI EAFE ETF, SPDR Gold Shares ETF, and iShares® U.S. Real Estate ETF. Eleven of these Indexed Strategies have one-year Terms and one has a six-year Term.

Strategy	Index	Term	Positive Return Factor	Negative Return Factor
S&P 500 1-Year -10% Floor with Cap	S&P 500®	1-year	Cap	-10% Floor
S&P 500 1-Year 50% Downside Participation Rate with Upside Participation Rate	S&P 500®	1-year	Upside Participation Rate	50% Downside Participation Rate
S&P 500 1-Year 10% Buffer with Cap	S&P 500®	1-year	Cap	10% Buffer
S&P 500 6-Year 10% Buffer with Upside Participation Rate	S&P 500®	6-year	Upside Participation Rate	10% Buffer
iShares MSCI EAFE ETF 1-Year 50% Downside Participation Rate with Upside Participation Rate	MSCI EAFE ETF	1-year	Upside Participation Rate	50% Downside Participation Rate
iShares MSCI EAFE ETF 1-Year 10% Buffer with Cap	MSCI EAFE ETF	1-year	Cap	10% Buffer
SPDR Gold Shares ETF 1-Year 50% Downside Participation Rate with Upside Participation Rate	SPDR Gold Shares ETF	1-year	Upside Participation Rate	50% Downside Participation Rate
SPDR Gold Shares ETF 1-Year 10% Buffer with Cap	SPDR Gold Shares ETF	1-year	Cap	10% Buffer

iShares US Real Estate ETF 1-Year 50% Downside Participation Rate with Upside Participation Rate	iShares U.S. Real Estate ETF	1-year	Upside Participation Rate	50% Downside Participation Rate
iShares US Real Estate ETF 1-Year 10% Buffer with Cap	iShares U.S. Real Estate ETF	1-year	Cap	10% Buffer
First Trust Barclays Edge 1-Year 50% Downside Participation Rate with Upside Participation Rate*	First Trust Barclays Edge	1-year	Upside Participation Rate	50% Downside Participation Rate
First Trust Barclays Edge 1-Year 10% Buffer with Upside Participation Rate*	First Trust Barclays Edge	1-year	Upside Participation Rate	10% Buffer

A Performance Lock election may be made for any Term or Terms of the applicable S&P 500 Indexed Strategies and the First Trust Barclays Edge Indexed Strategies on or after the later of May 7, 2023, or the date that state approval is received. If you make a Performance Lock election for a given Term of an eligible Strategy, you may not change or revoke that election or make a second election for that same Term of that same Strategy.

*	The S&P 500 1-Year 0% Floor with Cap Strategy and the First Trust Barclays Edge Strategies are not available for Contracts issued in Missouri or Nebraska until such time as state approval is received.

For any Indexed Strategy with a Cap, the Cap will never be lower than 1%. For any Indexed Strategy with an Upside Participation Rate, the Upside Participation Rate will never be lower than 5%.

For each Term of a Buffer Strategy that we currently offer with this Contract, the Buffer is 10%. In the future, we will not offer a new Buffer Strategy that offers less protection against loss than a 10% Buffer.

For each Term of a Floor Strategy that we currently offer with this Contract, the Floor is -10%. In the future, we will not offer a new Floor Strategy that offers less protection against loss than a -10% Floor.

For each Term of a Downside Participation Rate Strategy that we currently offer with this Contract, the Downside Participation Rate is 50%. In the future, we will not offer a new Downside Participation Rate Strategy that offers less protection against loss than a 50% Downside Participation Rate.

The Contract doesn’t invest in any equity, debt, or other investments. If you buy this Contract, you aren’t investing directly in an Index, in the stocks included in S&P 500 Index, in the stocks and bonds of the First Trust Barclays Edge Index, in the securities or other assets held by an iShares ETF or SPDR ETF, in any underlying index tracked by an iShares ETF or SPDR ETF, or in the securities or other assets held by such underlying index. All benefits and guarantees under the Contract are the obligations of MassMutual Ascend Life and are subject to the credit worthiness and claims-paying ability of MassMutual Ascend Life.

Indexed Strategy Value (See “Indexed Strategy Value at End of Term” and “Indexed Strategy Value Before End of Term” sections below for more details)

The value of an Indexed Strategy is determined each day throughout a Term. The method used to calculate the Strategy value depends on whether the value is being calculated at the end of a Term or during a Term, and whether a Performance Lock election has been made.

•

Once the last Market Day of the Term has been reached, unless a Performance Lock election has been made, the value of an Indexed Strategy is equal to the remaining Investment Base increased for any rise in the applicable Index over that Term or decreased for any fall in the applicable Index over that Term. Any increase for the Term is limited by the Cap or Upside Participation Rate for the Term. Any decrease for the Term is limited by the Floor, Downside Participation Rate, or Buffer.

•

On each day before the last Market Day of the Term, unless a Performance Lock election has been made, the value of an Indexed Strategy is equal to the remaining Investment Base increased or decreased by the Daily Value Percentage as of the most recent Market Close.

•

If a Performance Lock election has been made, then starting with the second Market Close following receipt of the election and continuing through the end of the Term, the value of the Indexed Strategy is equal to the remaining Investment Base increased or decreased by the Daily Value Percentage locked as of that second Market Close. Note: A Performance Lock election is not available for Contracts issued in Missouri or Nebraska.

A withdrawal, including any withdrawal to pay advisory fees, reduces the Strategy value by the amount of the withdrawal plus or minus any related Market Value Adjustment.

Investment Base (See “Indexed Strategies” section on page [    ] for more details)

The value of an Indexed Strategy is calculated using the Investment Base. The Investment Base is not your Strategy value, Account Value, Surrender Value, Annuity Payout value, or Death Benefit value, but it is used to calculate those values.

At the start of a Term, the Investment Base of an Indexed Strategy is equal to the amount applied to that Strategy for that Term. The Investment Base will not change during a Term unless there is a withdrawal. For example, if $60,000 is applied to a given Indexed Strategy at the beginning of a Term, and there are no withdrawals, then the Investment Base throughout that Term will be $60,000.

In addition, a withdrawal reduces the Investment Base by the amount that is proportional to the reduction in the Strategy value on account of the withdrawal and any related Market Value Adjustment. For example, if a withdrawal and the related Market Value Adjustment are equal to 35% of the Strategy value, then the Investment Base for that Strategy will be reduced by 35%.

This means the dollar amount of the proportional reduction in the Investment Base will not be the same as the dollar amount of the withdrawal and the Market Value Adjustment.

•

If the Strategy value immediately before the withdrawal is greater than the Investment Base, then the proportional reduction in the Investment Base will be less than the withdrawal and the related Market Value Adjustment.

•

If the Strategy value immediately before the withdrawal is less than the Investment Base, then the proportional reduction in the Investment Base will be greater than the withdrawal and the related Market Value Adjustment.

Indexed Strategy Value at End of Term (See “Indexed Strategy Value at End of Term” section on page [    ] for more details)

At the end of a Term, unless a Performance Lock election has been made, the value of an Indexed Strategy is equal to the remaining Investment Base increased for any rise in the Index or decreased for any fall in the Index for the Term. If you have made a Performance Lock election, then the normal rules set out here do not apply, and the value at the end of a Term is determined as described under Performance Lock below.

Any increase in the value of an Indexed Strategy at the end of a Term is based on the value of the underlying Index on the final Market Day of the Term. This means that you may experience negative or flat performance for the Term even though the underlying Index rose throughout some or most of the Term.

Any increase for the Term is potentially limited by a Cap or limited by an Upside Participation Rate.

•

For a Cap Strategy, the Cap for a Term is the largest rise in the Index for the Term taken into account to determine the Strategy value at the end of the Term. For example, if the Cap is 10% and the Index increases for the Term by 16%, the Cap limits the increase in Strategy value for the Term to 10%.

•

For an Upside Participation Rate Strategy, the Upside Participation Rate for a Term is the portion of any rise in the Index for the Term that is taken into account to determine the Strategy value at the end of the Term. For example, if the Upside Participation Rate is 50% and the Index increases for the Term by 16%, the Upside Participation Rate limits the increase in Strategy value for the Term to 8%.

Any decrease for a Term is limited by a Floor, a Buffer, or a Downside Participation Rate.

•

For a Floor Strategy, the Floor is the portion of any fall in the Index for the Term that is taken into account to determine the Strategy value for a Strategy at the end of the Term. For example, if the Floor is -10% and the Index decreases for the Term by 15%, the Floor limits the change in Strategy value for the Term to -10%.

•

For a Buffer Strategy, the Buffer provides a buffer against the first 10% of any fall in the Index for the Term to determine the Strategy value for a Strategy at the end of the Term. For example, if the Buffer is 10% and the Index decreases for the Term by 15%, the Buffer limits the change in Strategy value for the Term to -5%.

•

For a Downside Participation Rate Strategy, the Downside Participation Rate is the portion of any fall in the Index for the Term taken into account to determine the Strategy value at the end of the Term. For example, if the Downside Participation Rate is 50% and the Index decreases for the Term by 20%, the Downside Participation Rate limits the change in Strategy value for the Term to -10%.

We set the Caps and Upside Participation Rates for each Indexed Strategy prior to the start of each Term. This means Caps and Upside Participation Rates may change for each Term. A Cap will never be lower than 1%. An Upside Participation Rate will never be less than 5%. At least 10 days before the next Term starts, we will post the Caps and Upside Participation Rates that will apply to the Indexed Strategies for that next Term on our website (www.massmutualascend.com/RILArates).

For each Term of the Floor Strategy that we currently offer with this Contract, the Floor is -10%. The Floor for a Floor Strategy will not change. In a hypothetical worst case scenario where the Index falls by 100% for the Term and the Floor is -10%, then the Strategy value at the end of the Term will be equal to the Investment Base decreased by 10%. In the future, we will not offer a new Floor Strategy that offers less protection against loss than a -10% Floor.

For each Term of each Downside Participation Rate Strategy that we currently offer with this Contract, the Downside Participation Rate is 50%. The Downside Participation for these Indexed Strategies will not change. In a hypothetical worst case scenario where the Index falls by 100% for the Term and the Downside Participation Rate is 50%, then the Strategy value at the end of the Term will be equal to the Investment Base decreased by 50%. In the future, we will not offer a new Downside Participation Rate Strategy that offers less protection against loss than a 50% Downside Participation Rate.

For each Term of each Buffer Strategy that we currently offer with this Contract, the Buffer is 10%. The Buffer for these Indexed Strategies will not change. In a hypothetical worst case scenario where the Index falls by 100% for the Term and the Buffer is 10%, then the Strategy value at the end of the Term will be equal to the Investment Base decreased by 90%. In the future, we will not offer a new Buffer Strategy that offers less protection against loss than a 10% Buffer.

Indexed Strategy Value Before End of Term (See “Indexed Strategy Value Before End of Term” section on page [    ] for more details)

Before the end of a Term, unless you have made a Performance Lock election, the value of an Indexed Strategy is equal to the Investment Base increased or decreased by the Daily Value Percentage. If you have made a Performance Lock election, then the normal rules set out here do not apply, and the value before the end of a Term is determined as described under Performance Lock below.

If you take a withdrawal or Surrender the Contract before the end of a Term, your losses may exceed the -10% Floor or the 50% Downside Participation Rate and you may not receive the benefit of the 10% Buffer. In extreme circumstances, the total loss for an Indexed Strategy before the end of a Term could be 100%, meaning that you would suffer a complete loss of your principal and any prior earnings.

The Daily Value Percentage is intended to determine the value of an Indexed Strategy prior to the end of a Term using option values related to the positive and negative return factors of the Indexed Strategy. The Daily Value Percentage is equal to the Net Option Price, reduced by the Amortized Option Cost and the Trading Cost.

•

The Net Option Price is the calculated price of hypothetical options that represent the projected change in the applicable Index over the full Term. The calculated price takes into account the applicable Cap or Upside Participation Rate and the Buffer, Floor, or Downside Participation Rate.

•	The Amortized Option Cost is the calculated price of those options at the start of the Term amortized over the Term.

•	The Trading Cost is the estimated cost of selling those options. It is a percentage set by us at the last Market Close on or before that day.

For example, if the Investment Base for a Strategy is $100,000 and the Daily Value Percentage is 8%, then the value of your Strategy on that day is equal to $108,000 ($100,000 Investment Base, increased by $100,000 x 8%). If the Investment Base for a Strategy is $100,000 and the Daily Value Percentage is -4%, then the value of your Strategy on that day is equal to $96,000 ($100,000 Investment Base, decreased by $100,000 x -4%).

Each part of the Daily Value Percentage is described in greater detail on pages [29] to [33].

Performance Lock (See “Indexed Strategy Value After Performance Lock” section on page [    ] for more details)

A Performance Lock is an election to lock in the Daily Value Percentage for the remainder of a Term. A Performance Lock election may be made for any Term or Terms of the S&P 500 Indexed Strategies and the First Trust Barclays Edge Indexed Strategies on or after the later of May 7, 2023, or the date that state approval is received.

You may make a Performance Lock election for a Term of an eligible Strategy by a Request in Good Order. Once we receive your Request in Good Order, you may not change or revoke your Performance Lock election for the given Term of the eligible Strategy or make a second election for that same Term of that same Strategy. Note: A Performance Lock election is not available for Contracts issued in Missouri or Nebraska.

A Performance Lock election for a Term is effective on the second Market Close following our receipt of your Request in Good Order. After the second Market Close, the Indexed Strategy value before the end of the Term and the Indexed Strategy value at the end of the Term is equal to the remaining Investment Base increased or decreased by the locked Daily Value Percentage. The locked Daily Value Percentage is the Daily Value Percentage as determined for that second Market Close. The Indexed Strategy Value will change if there is a change in the Investment Base.

Because a Performance Lock election is effective on the second Market Close after receipt of your Request in Good Order, you will not be able to determine in advance the locked Daily Value Percentage that will be applicable to the Indexed Strategy at the time you make a Performance Lock election. The Daily Value Percentage may be higher or lower at the time the Performance Lock election goes effective than it was when you submitted the request.

Your Request in Good Order for a Performance Lock election must be received by the third-to-last Market Close of the Term. You can make a Performance Lock election for an eligible Indexed Strategy once per Term.

If you make a Performance Lock election for the S&P 500 6-Year 10% Buffer with Participation Rate Indexed Strategy before the sixth year of the Term, that Term will end on the next anniversary of the Term start date. For example, if the Term start date for the S&P 500 6-Year 10% Buffer with Participation Rate Indexed Strategy was June 6, 2023, and you make a Performance Lock election that is effective on or before June 6, 2024, the Term for that Strategy will end on June 6, 2024. If you take no action and do not send us a reallocation request by that anniversary, then we will apply the ending value of that Strategy to a new Term of the S&P 500 1-Year 10% Buffer with Cap Indexed Strategy. See the “Strategy Selections at Term End” section on page [ ] for more information about how to select strategies for the next Term.

A Performance Lock does not lock the Market Value Adjustment. After a Performance Lock election, the Strategy value continues to be subject to the Market Value Adjustment that may apply on a withdrawal or Surrender, and the Market Value Adjustment that may apply on any given day will continue to vary.

You are responsible for deciding whether to elect a Performance Lock and we are not responsible for any losses incurred as a result of your decision whether or not to elect a Performance Lock.

Declared Rate Strategy (See “Declared Rate Strategy” section on page [    ] for more details)

Amounts held under the Declared Rate Strategy are credited with interest daily throughout a Term at a rate we set before that Term begins. This means the interest rate for the Declared Rate Strategy may change for each Term. Each Term of the Declared Rate Strategy is one year long. A Declared Rate will never be less than the guaranteed minimum interest rate set out in the Declared Rate Strategy endorsement included in your Contract. The guaranteed minimum interest rate will be at least equal to the minimum interest rate required for fixed annuity contracts by state Standard Nonforfeiture Law that is in effect on the date that the Contract is issued. At least 10 days before the next Term starts, we will post the Declared Rate that will apply to the Declared Rate Strategy for that next Term on our website. A Declared Rate Strategy will always be available. Note: The Declared Rate Strategy is not available for Contracts issued in Missouri. For Contracts issued in Missouri, see the State Variations section below for more information about the Temporary Holding Account, which has many of the same features as the Declared Rate Strategy.

Allocation Limit (See “Declared Rate Strategy – Allocation Limit” section on page [    ] for more details)

When a Purchase Payment is applied to Crediting Strategies, the percentage of the Purchase Payment Account applied to the Declared Rate Strategy cannot exceed the Allocation Limit of 12%. When ending values are reallocated to Crediting Strategies at the end of a Term, the percentage of the Account Value to be applied to the Declared Rate Strategy cannot exceed the Allocation Limit. If you do not make a request to reallocate the ending values of your Crediting Strategies for a given Term, the ending value of the Declared Rate Strategy may be applied to a new Term of that same Strategy even if it exceeds the Allocation Limit for the Declared Rate Strategy. This limit also applies to the Temporary Holding Account for Contracts issued in Missouri.

Strategy Renewals and Reallocations (See “Strategy Selections at Term End” section on page [    ] for more details)

At the end of each Term, you may reallocate the ending values of the Crediting Strategies for that Term among the Strategies.

•	If you reallocate, then we will apply the ending values of the Crediting Strategies to a new Term of the Crediting Strategies that you select.

•	If you do not reallocate, then we will apply the ending value of each Crediting Strategy to a new Term of that same Strategy, as long as the same Strategy is available for a new Term.

The S&P 500 6-Year 10% Buffer with Participation Rate Indexed Strategy is only available for a Term that starts in the first Contract Year. If at the end of the six-year Term you do not reallocate, then we will apply the ending value of that Strategy to a new Term of the S&P 500 1-Year 10% Buffer with Cap Indexed Strategy.

If funds are allocated to any other Indexed Strategy that will not be available for the next Term and you do not request a reallocation of those funds, we will apply the ending value of that Indexed Strategy as follows:

1)

to another Indexed Strategy that uses the same index as the prior Indexed Strategy, has a Term that is no longer than the prior Indexed Strategy, and that has the same or most comparable positive return factors and negative return factors; or

2)	to another Indexed Strategy that uses the same index as the prior Indexed Strategy, has a Term that is no longer than the prior Indexed Strategy, and has the largest Buffer; or

3)

to another Indexed Strategy that uses the same index as the prior Indexed Strategy, has a Term that is no longer than the prior Indexed Strategy, and has the lowest percentage Downside Participation Rate; or

4)	to another Indexed Strategy that uses the same index as the prior Indexed Strategy, has a Term that is no longer than the prior Indexed Strategy, and has the least negative Floor; or

5)	to the Declared Rate Strategy to the extent it does not cause the allocation to exceed the Allocation Limit; or

6)	to the extent that it cannot be allocated to the Declared Rate Strategy, then to the S&P 500 1-Year –10% Floor with Cap Indexed Strategy.

You cannot reallocate your value among Crediting Strategies during a Term. If you elect a Performance Lock, you will not be able to reallocate the locked value until the end of a Term. We will send you written notice at least 30 days before the end of a Term to provide you with the opportunity to make a reallocation. However, you will not know the Cap and Upside Participation Rates applicable to a new Term until 10 days before the end of the current Term. You should consider this information before finalizing your renewal or reallocation decision. Your reallocation election must be received by the last Market Close of a Term.

Access to Your Money through Withdrawals (See “Cash Benefit” section on page [    ] for more details)

You may take a withdrawal from your Contract at any time prior to the Annuity Payout Initiation Date. During the first six Contract Years, a Market Value Adjustment will apply unless your withdrawal comes from the Declared Rate Strategy. A withdrawal from an Indexed Strategy will reduce the Account Value by the amount of the withdrawal, including any taxes and any applicable Market Value Adjustment. A withdrawal during a Term will reduce the Investment Base, which is used to calculate subsequent Strategy values for that Term, by an amount that is proportional to the reduction in the Indexed Strategy value due to the withdrawal.

You may designate the Crediting Strategy or Strategies from which a withdrawal will be taken by a Request in Good Order prior to the date of the withdrawal. If you do not make a designation, we will take the withdrawal in the following order:

•	first from the Purchase Payment Account;

•	and then proportionally from Indexed Strategies having the shortest Terms.

A withdrawal will reduce the amount payable upon Surrender, applied to the Annuity Payout Benefit, or payable as the Death Benefit. In addition, a withdrawal will proportionally reduce the Return of Premium Guarantee for the Death Benefit.

Withdrawals to Pay Advisory Fees (See “Cash Benefit – Withdrawals to Pay Advisory Fees” section on page [    ] for more details)

You may authorize withdrawals from your Contract to pay advisory fees to a registered investment advisor with respect to the management of your Contract. Withdrawals to pay advisory fees are treated like other withdrawals from the Contract, except that a Market Value Adjustment will not apply. Withdrawals to pay advisory fees will reduce the amount payable upon Surrender, applied to the Annuity Payout Benefit, or payable as the Death Benefit. Like other withdrawals, they may reduce the Death Benefit by more than the amount withdrawn. Such withdrawals may also limit any growth in Contract values. Please refer to additional information on page 38.

Market Value Adjustment (See “Market Value Adjustment” section on page [    ] for more details)

A Market Value Adjustment applies during the first six Contract Years if you Surrender your Contract or withdraw from an Indexed Strategy (other than to pay advisory fees). The Market Value Adjustment equals the MVA factor multiplied by the amount subject to the adjustment.

The MVA factor is equal to:

(A – (B + K)) x N

Where:

A = the MVA Index Interest Rate on the Contract Effective Date;

B = the MVA Index Interest Rate for the date of the withdrawal or surrender;

K = the spread factor of 0.25% (see State Variations section below for exceptions); and

N = the number of whole and partial years remaining to the sixth Contract Anniversary.

For Contracts issued in certain states, the spread factor does not apply. See the State Variations section below for any special rule relating to the spread factor in your state.

For example, if a withdrawal was made on the second Contract Anniversary, the MVA Index Interest Rate on the Contract Effective Date was 3%, and the MVA Index Interest Rate for the date of the withdrawal or surrender was 4%, the MVA factor would be equal to -5% (3% - (4% + 0.25%)) X 4 = -5%).

If you take a withdrawal from your Contract, the amount subject to the charge is the amount taken from Indexed Strategies plus any amount needed to pay a negative Market Value Adjustment. If you Surrender your Contract, the amount subject to the charge is your Account Value minus the value of the Declared Rate Strategy.

When you request a withdrawal, you can instruct us to reduce the amount we pay you by the amount of a negative Market Value Adjustment, or we will increase the amount we pay you by the amount of a positive Market Value Adjustment. If you instead instruct us to pay you the specific withdrawal amount, we will reduce your Account Value by both the requested specific withdrawal amount plus the amount of needed to pay a negative Market Value Adjustment or minus the amount provided by a positive Market Value Adjustment. In this case, since you opted not to pay the Market Value Adjustment out of your withdrawal proceeds, we treat a negative Market Value Adjustment as an additional requested withdrawal or a positive Market Value Adjustment as a credit that need not be withdrawn from the Indexed Strategy values. We will apply the Market Value Adjustment to both the specified withdrawal amount, as well as any amounts we withdraw to cover a negative Market Value Adjustment.

For example, if you request that $10,000 be withdrawn when you have no funds in the Declared Rate Strategy and a -5% MVA factor was in effect, a $500 Market Value Adjustment would apply (5% of $10,000 withdrawn). You would receive $9,500 ($10,000 - $500), minus any income tax withholding.

Similarly, if you instead requested you receive a net amount of $10,000 from your account in the same circumstances, we would treat the Market Value Adjustment amount as an additional requested withdrawal subject to a negative Market Value Adjustment. This means that we will “gross up” your requested withdrawal to cover applicable Market Value Adjustments (and any income tax withholding). If we assume that no income tax withholding applies, the withdrawal would be grossed up to $10,526, calculated by dividing the net amount requested by 1 minus the MVA factor ($10,000 / (1 - 0.05)). The Market Value Adjustment would be $526 (5% of the $10,526 withdrawal), and you would receive $10,000 ($10,526 - $526).

Market Value Adjustments may reduce Indexed Strategy values and may result in losses that exceed the Floor or the Downside Participation Rate or reduce the Buffer.

MVA Index (See “MVA Index” section on page [    ] for more details)

The Market Value Adjustment depends on changes in the MVA Index Interest Rate since the Contract Effective Date and the amount of time remaining until the sixth Contract Anniversary. The MVA Index is the BofA Merrill Lynch 5-10 Year US Corporate Bond Index. We may replace the MVA Index if it is discontinued or we are no longer able to use it or its calculation changes substantially. We may do so at the end of a Term or during a Term. We will notify you in writing at least 30 days before we replace an Index.

Payout Options (See “Payout Options” section on page for more details)

Like all annuity contracts, the Contract offers a range of Payout Options, which provide payments for your lifetime or for a fixed period. After payments begin, you cannot change the Payout Option or any fixed period you selected. The standard Payout Options are listed below.

•	Fixed Period Payout

•	Life Payout

•	Life Payout with Payments for at Least a Fixed Period

•	Joint and One-Half Survivor Payout

Death Benefit (See “Death Benefit” section on page [    ] for more details)

A Death Benefit is payable under the Contract if you die before the Annuity Payout Initiation Date. If the Owner is a non-natural person, such as a trust or a corporation, then a Death Benefit is payable under the Contract if an Annuitant dies before the Annuity Payout Initiation Date.

The Death Benefit value is the greater of: (1) the Account Value as of the applicable date; or (2) the Return of Premium Guarantee, which will be equal to your Purchase Payment(s) reduced proportionally for all withdrawals (including withdrawals to pay advisory fees), but not including amounts applied to pay negative Market Value Adjustments.

Tax Deferral (See “Federal Tax Considerations” section on page [    ] for more details)

The Contract is generally tax deferred, which means that you are not taxed on the earnings in your Contract until the money is paid to you. If a non-tax-qualified Contract is owned by a non-natural owner, such as a partnership, limited liability company, or corporation, it is subject to special rules and generally will not qualify for tax deferral. These special rules may also apply to a non-tax-qualified Contract owned by certain irrevocable trusts that have charitable or other non-natural beneficiaries.

A tax-qualified retirement plan such as an IRA also provides tax deferral. Buying the Contract within a tax-qualified retirement plan does not give you any extra tax benefits. There should be reasons other than tax deferral for buying the Contract within a tax-qualified retirement plan.

Right to Cancel (See “Right to Cancel (Free Look)” section on page [    ] for more details)

If you purchase a Contract, you may cancel it within 20 days after you receive it. If you purchase a Contract to replace an existing annuity contract or insurance policy, you have 30 days to cancel the Contract. The right to cancel period may be longer in some states. If you cancel your Contract, you will receive a refund. The amount of the refund will depend on where you live. In some states, the refund amount is equal to the Purchase Payments. In that case, no adjustment will be made for the Daily Value Percentage and no Market Value Adjustment will apply to the amount refunded. In other states, the refund amount is equal to the Account Value on the day that we receive a cancellation request. In this case, an owner bears the risk of changes in Indexed Strategy values (calculated using the Daily Value Percentage) before cancellation, but no Market Value Adjustments will apply to the amount refunded. Unless required by state law, we do not refund any negative Market Value Adjustments assessed during the free look period that relate to a withdrawal taken before you cancel the Contract. See the Right to Cancel (Free Look) section for more information about your cancellation rights and the State Variations section of this prospectus for more information about state variations that apply to cancellation rights.

There may be tax consequences if you cancel the Contract. You should seek advice on tax questions based on your particular circumstances from a tax advisor.

RISK FACTORS

The Contract involves certain risks that you should understand before purchasing it. You should carefully consider your income needs and risk tolerance to determine whether the Contract or a particular Indexed Strategy is appropriate for you. The level of risk you bear and your potential investment performance will differ depending on the Crediting Strategies you choose.

Loss of Principal Related to Indexed Strategies

There is a significant risk of loss of principal and prior earnings due to the fall of an Index if you allocate your Purchase Payment(s) to an Indexed Strategy. Such a loss may be substantial. This risk exists because, at the end of that Term, you can lose up to 90% of the money allocated to a Buffer Strategy, or 50% of the money allocated to a Downside Participation Rate Strategy, or 10% of the money allocated to a Floor Strategy. In addition, before the end of a Term, the value of a Strategy may be even less than 50% of the money allocated to a Downside Participation Rate Strategy, or even less than 10% for money allocated to a Buffer Strategy, or even less than 90% for money allocated to the Floor Strategy, because of the adjustment for the Daily Value Percentage. If you allocate money to one or more Strategies over multiple Terms, you may lose money each Term, which may result in a cumulative loss of your Purchase Payment(s) that is greater than 50% for a Downside Participation Rate Strategy, or greater than 90% for a Buffer Strategy, or greater than 10% for the Floor Strategy. In extreme circumstances, the total loss for an Indexed Strategy before the end of a Term could be 100%, meaning that you would suffer a complete loss of your principal and any prior earnings.

The S&P 500 1-Year -10% Floor with Cap Indexed Strategy will always be available. At the end of a Term, we may stop offering any other Indexed Strategy. Consequently, any other Indexed Strategy listed in this prospectus may not be available after the end of the initial Term. The S&P 500 6-Year 10% Buffer with Upside Participation Rate Indexed Strategy will only be available for Terms beginning in the first Contract Year. We have the right to replace the Index associated with an Indexed Strategy under certain circumstances.

In the future, we may offer new Indexed Strategies. Indexed Strategies that may be available in the future may earn a return that is lower than the return your investments would have earned if they had been invested in the other Indexed Strategies that are currently available. In addition, any reduction in the available number of Indexed Strategies may reduce your opportunity to increase your Account Value. In the future, we will not offer a new Buffer Strategy that offers less protection against loss than a 10% Buffer, a new Floor Strategy that offers less protection against loss than a -10% Floor, or a new Downside Participation Rate Strategy that offers less protection against loss than a 50% Downside Participation Rate.

Loss of Principal Related to Market Value Adjustment

There is also a risk of loss of principal and prior earnings if you take a withdrawal from your Contract or Surrender it during the first six Contract Years and a Market Value Adjustment applies. This risk exists for each Indexed Strategy, but not the Declared Rate Strategy. A Market Value Adjustment may reduce the value of the Indexed Strategy even when the Index has risen. This reduction may exceed any prior earnings.

Long-Term Nature of Contract

The Contract is a deferred annuity, which means the Annuity Payout Benefit will begin on a future date. We designed the Contract to be a long-term investment that you can use to help build a retirement nest egg and provide income for retirement. The limitations, adjustments and charges included in the Contract reflect its long-term nature.

Limits on Strategy Value at End of Term

Any increase in the value of an Indexed Strategy at the end of a Term is based on the value of the underlying Index at the final Market Close of the Term. If the Index rises for the Term and a Cap applies, then the Strategy value at the end of the Term can never be more than the Investment Base increased by the Cap for that Term even if the Index has risen by more than the Cap. If the Index rises for the Term and an Upside Participation Rate applies, then the Strategy value at the end of the Term will be the Investment Base increased by your share of the rise in the Index. Your share of any rise in the Index is increased by an amount that is equal to the Upside Participation Rate for that Term multiplied by the rise in the Index. Due to these limitations, in many cases the return on money allocated to Cap Strategy will not fully reflect the corresponding rise in the Index for the Term and the return on money allocated to an Upside Participation Rate Strategy that is less than 100% will never reflect the entire corresponding rise in the Index for the Term.

Index Changes Over the Course of Term

At the end of a Term, unless you have made a Performance Lock election, we measure the Index change by comparing the Index value on the first day of the Term to the Index value on the last day of the Term. This means that if the Index value is lower on the last day of the Term, you may experience negative or flat performance even if the Index rose through some, or most, of the Term.

The Contract offers you the opportunity to allocate funds to Indexed Strategies for one-year or six-year Terms. For Indexed Strategies with a six-year Term, changes in Strategy value as a result of Index performance will only be measured over a six-year period and not annually.

Limits on Strategy Value before End of Term

Before the end of a Term, we calculate the value of an Indexed Strategy using a Daily Value Percentage that is not tied directly to the underlying Index. The Daily Value Percentage includes the prices of hypothetical options. Such option prices will vary from day to day. You will bear the risk that the Daily Value Percentage may decrease the Strategy value before the end of a Term. In extreme circumstances, the total loss for an Indexed Strategy before the end of a Term could be 100%, meaning that you would suffer a complete loss of your principal and any prior earnings.

The Daily Value Percentage includes deductions for the Amortized Option Cost and the Trading Cost, which means that any Strategy value before the end of a Term will almost always be less than the value suggested by the rise or fall of the Index. Because the Amortized Option Cost is a decreasing value, its negative impact on Strategy values will be more pronounced at the start of a Term than at the end of that Term. In addition, even if the Index rises, the Strategy value may be less than the Investment Base due to these deductions.

Strategy values are used to calculate the amount payable upon Surrender, applied to the Annuity Payout Benefit, or payable as the Death Benefit. Accordingly, the Amortized Option Cost and Trading Cost will have a negative effect on such benefits taken before the end of a Term.

For more information on how we determine the prices of hypothetical options, see the Option Prices section of this Prospectus.

Limits on Reallocations

You cannot reallocate money among the Crediting Strategies prior to the end of a Term. If you want to take money out of a Crediting Strategy during a Term, you must take a withdrawal or Surrender your Contract.

Effect of Surrenders

If you Surrender your Contract at any time during the first six Contract Years and a Market Value Adjustment applies, the amount payable may reflect a deduction for the Market Value Adjustment. If you Surrender your Contract at the end of a Term, the amount payable will reflect any rise or fall of the applicable Indexes for the Term, applicable Caps, Upside Participation Rates, Floors, Buffers, the Downside Participation Rates and any Market Value Adjustment. If you Surrender your Contract before the end of a Term, the amount payable will reflect the applicable Daily Value Percentage and any Market Value Adjustment.

Effect of All Withdrawals

If you take a withdrawal at any time, including any withdrawals to pay advisory fees, we will reduce your Account Value by an amount equal to your withdrawal. A reduction in the Account Value will reduce the amount payable upon Surrender, applied to the Annuity Payout Benefit, or payable as the Death Benefit. In addition, a withdrawal will proportionally reduce the Return of Premium Guarantee for the Death Benefit and this proportional reduction could be larger than the dollar amount of the withdrawal.

If you take a withdrawal from an Indexed Strategy during the first six Contract Years and a Market Value Adjustment applies, we will also adjust the amount of your withdrawal by the amount of the Market Value Adjustment.

Each withdrawal from an Indexed Strategy, including any negative Market Value Adjustment, withdrawals under an automated withdrawal program, withdrawals to satisfy a required distribution, or withdrawals to pay advisory fees, will reduce the Strategy value. If taken from an Indexed Strategy before the end of a Term, the reduction in Strategy value is determined by the Daily Value Percentage on the date of the withdrawal, or on the locked Daily Value Percentage if you have made a Performance Lock election. The reduction in Strategy value may be higher or lower than the reduction in the Investment Base. Unless you have made a Performance Lock election, the reduction in Strategy value at the time of the withdrawal may be higher or lower than the resulting reduction in the end-of-Term value. The Investment Base used to calculate the Strategy value through the end of that Term will also be reduced. The reduction in the Investment Base for a withdrawal and any related Market Value Adjustment is proportional to the reduction in the Strategy value. A reduction in the Investment Base will limit the effect of any rise or fall in the Index for the remainder of the Term.

All or some portion of a withdrawal may be subject to federal and state income taxes and, if taken before age 59 1⁄2, may be subject to a 10% federal penalty tax. For a further discussion of the tax treatment of withdrawals and surrenders, please see page [51].

Market Value Adjustments may reduce Indexed Strategy values and may result in losses that exceed the Floor or the Downside Participation Rate or reduce the Buffer.

Timing and Effect of Withdrawals Before End of Term

You should take into consideration the dates on which the Term(s) of your Indexed Strategies end relative to the timing of a withdrawal.

•	If you take a withdrawal from an Indexed Strategy before the end of a Term, we will immediately reduce the Investment Base for that Indexed Strategy.

•	The reduction will be proportional to the reduction in the Account Value, which means that the proportional reduction in the Investment Base could be larger than the dollar amount of the withdrawal.

•

Reductions to the Investment Base will have a negative effect on any increases in the Indexed Strategy value for the remainder of that Term, but will also reduce any decreases in the Indexed Strategy value for the remainder of that Term.

•	Once the Investment Base for an Indexed Strategy is reduced due to a withdrawal before the end of a Term, it will not increase at any time during the remainder of that Term.

Each withdrawal from an Indexed Strategy before the end of a Term, including withdrawals to pay advisory fees and negative Market Value Adjustments, withdrawals under an automated withdrawal program and withdrawals to satisfy a required distribution, will proportionally reduce the Investment Base.

No Ability to Determine Contract Values in Advance

We will process any withdrawal request at the first Market Close after receipt of your Request in Good Order. This means you will not be able to determine in advance the amount of the proportional reduction in the Investment Base due to the withdrawal.

A Performance Lock election is effective on the second Market Close after receipt of your Request in Good Order. This means you will not be able to determine in advance the locked Daily Value Percentage that will be applicable to the Indexed Strategy at the time you make a Performance Lock election. The Daily Value Percentage may be higher or lower at the time the Performance Lock election goes effective than it was when you submitted your Request in Good Order.

Likewise, you will not be able to determine in advance the amount payable upon Surrender, to be applied to the Annuity Payout Benefit or payable as the Death Benefit.

Changes in Caps, Upside Participation Rates, and Trading Cost

We set a Cap or an Upside Participation Rate for each new Term of an Indexed Strategy. The Cap or Upside Participation Rate for a new Term of an Indexed Strategy may be lower than its Cap or Upside Participation Rate for the current Term. A Cap may be as low as 1%. An Upside Participation Rate may be as low as 5%. You risk the possibility that the Cap or Upside Participation Rate for a new Term may be lower than you would find acceptable.

We may change the Trading Cost at any time due to changes in option prices. You bear the risk of any negative effect on the Daily Value Percentage and Indexed Strategy values of an increase in the Trading Cost.

Changes in Declared Rates

We set a Declared Rate for each new one-year Term of the Declared Rate Strategy. The Declared Rate will never be less than the guaranteed minimum interest rate set out in the Declared Rate Strategy endorsement included in your Contract. The guaranteed minimum interest rate will be at least equal to the minimum interest rate required for fixed annuity contracts by state Standard Nonforfeiture Law that is in effect on the date that the Contract is issued. You risk the possibility that the Declared Rate for a new Term may be lower than you would find acceptable.

Unavailable Indexed Strategies

At the end of a Term, we may stop offering any Indexed Strategy other than the S&P 500 1-Year -10% Floor with Cap Indexed Strategy. Consequently, any other Indexed Strategy you selected may not be available after the end of a Term. In such an event, the Company will amend the prospectus. At least 30 days before the end of each Term, we will send you a written notice with information about the Indexed Strategies that will be available for the next Term.

The S&P 500 6-Year 10% Buffer with Participation Rate Indexed Strategy is not available for Terms that begin after the first Contract Year. If funds are allocated to the S&P 500 6-Year 10% Buffer with Participation Rate Indexed Strategy and you do not reallocate at the end of the Term, then we will apply the ending value of that Strategy to a new Term of the S&P 500 1-Year 10% Buffer with Cap Indexed Strategy. If funds are allocated to any other Indexed Strategy that will not be available for the next Term and you do not request a reallocation of those funds, we will apply the ending value of that Indexed Strategy as follows:

1)

to another Indexed Strategy that uses the same index as the prior Indexed Strategy, has a Term that is no longer than the prior Indexed Strategy, and that has the same or most comparable positive return factors and negative return factors; or

2)	to another Indexed Strategy that uses the same index as the prior Indexed Strategy, has a Term that is no longer than the prior Indexed Strategy, and has the largest Buffer; or

3)

to another Indexed Strategy that uses the same index as the prior Indexed Strategy, has a Term that is no longer than the prior Indexed Strategy, and has the lowest percentage Downside Participation Rate; or

4)	to another Indexed Strategy that uses the same index as the prior Indexed Strategy, has a Term that is no longer than the prior Indexed Strategy, and has the least negative Floor; or

5)	to the Declared Rate Strategy to the extent it does not cause the allocation to exceed the Allocation Limit; or

6)	to the extent that it cannot be allocated to the Declared Rate Strategy, then to the S&P 500 1-Year –10% Floor with Cap Indexed Strategy.

We may establish minimum and maximum amounts or percentages that may be applied to a given Indexed Strategy. This means that an Indexed Strategy you selected may not be available after the end of a Term because the amount to be applied to that Strategy is less than the minimum we set for the new Term. Likewise, the amount to be applied to an Indexed Strategy may be limited by the maximum we set for the new Term. At least 30 days before the end of each Term, we will send you a written notice with information about any maximum or minimum that will apply for the next Term. If funds cannot be applied to a Strategy due to the minimum or maximum we set for the next Term and you do not request a reallocation of those funds, we will apply the funds to the Declared Rate Strategy. To the extent those funds cannot be allocated to the Declared Rate Strategy, we will apply the funds to the S&P 500 1-Year –10% Floor with Cap Indexed Strategy.

In these cases, the funds that we allocate to the Temporary Holding Account and the Declared Rate Strategy may earn a return that is lower than the return those funds would have earned if they had been applied to the Indexed Strategy you selected.

If you choose to Surrender your Contract because a certain Indexed Strategy is no longer available, you may be subject to a Market Value Adjustment. There may be tax consequences if you Surrender your Contract. You should seek advice on tax questions based on your particular circumstances from a tax advisor.

Replacement of an Index

We have the right to replace an Index, including the MVA Index, if: it is discontinued, we are no longer able to use it, its calculation changes substantially, or we determine that hedging instruments are difficult to acquire or the cost of hedging becomes excessive. We may do so at the end of a Term or during a Term. If we replace an Index, notice will be provided to contract owners and the Company will amend the prospectus. If we replace an Index connected to an Indexed Strategy during a Term, we will calculate any rise or fall in the Index using the old Index up until the replacement date. After the replacement date, we will calculate any rise or fall in the Index using the new Index, but with a modified start of Term value for the new Index. The modified start of Term value for the new Index will reflect the rise or fall in the Index for the old Index from the start of the Term to the replacement date. The performance of the new Index may not be as good as the performance of the old Index. As a result, funds allocated to an Indexed Strategy may earn a return that is lower than the return they would have earned or experience losses greater than the losses they would have experienced if there had been no replacement.

Involuntary Termination of Contract

If your Account Value on any anniversary of the initial Strategy Application Date is below the minimum value of $5,000 for any reason, we may terminate your Contract on that anniversary. If your Contract has Terms that end on the same date because you made only one Purchase Payment, any involuntary termination will occur on that date. If your Contract has Terms that end on different dates because you made more than one Purchase Payment, any involuntary termination will occur on one of those dates, which will be the end of one Term but not the end of the other Terms. In this case, the Surrender Value payable upon termination of your Contract will reflect the Daily Value Percentages used to calculate the values of Indexed Strategies with Terms that are not ending on the termination date.

No Direct Investment in S&P 500 Index

When you allocate money to an Indexed Strategy that uses the S&P 500 Index, you will not be investing in that Index, or in any stock included in that Index. The S&P 500 Index is calculated without taking into account dividends paid on stocks that make up the S&P 500 Index. In addition, because the performance of an S&P 500 Indexed Strategy is linked to the performance of the S&P 500 Index and not the performance of the stocks included in the Index, your return may be less than that of a direct investment in such stocks. In addition, due to the same limitations, your return may be less than that of a direct investment in a fund that tracks the S&P 500 Index.

No Direct Investment in SPDR Gold Shares ETF

When you allocate money to an Indexed Strategy that uses the SPDR Gold Shares ETF, you will not be investing in that exchange-traded fund or the securities or other assets held by the fund. In addition, because the performance of SPDR Gold Shares ETF is linked to the performance of the share price of the ETF, which is determined by trading on the exchange, and not the performance of its investment portfolio, your return may be less than that of a direct investment in the securities or other assets held by the fund. In addition, due to the same limitations, your return may be less than that of a direct investment in the fund.

No Direct Investment in an iShares ETF

When you allocate money to an Indexed Strategy that uses the iShares MSCI EAFE ETF or iShares U.S. Real Estate ETF, you will not be investing in that exchange-traded fund, the securities or other assets held by the fund, in any underlying index tracked by the fund, or in the securities or other assets held by such underlying index. In addition, because the performance of an iShares ETF is linked to the performance of the share price of the ETF, which is determined by trading on the exchange, and not the performance of its investment portfolio, its underlying index or the components of that index, your return may be less than that of a direct investment in the securities or other assets held by the fund or a direct investment in the components of the fund’s underlying index. In addition, due to the same limitations, your return may be less than that of a direct investment in the fund.

No Direct Investment in First Trust Barclays Edge Index

When you allocate money to an Indexed Strategy that uses the First Trust Barclays Edge Index, you will not be investing in that Index, or in any stock or bonds included in that Index. The First Trust Barclays Edge Index is calculated assuming that dividends paid on stocks that make up the First Trust Barclays Edge Index are reinvested. In addition, because the performance of the First Trust Barclays Edge Indexed Strategy is linked to the performance of the First Trust Barclays Edge Index and not the performance of the stocks and bonds included in the Index, your return may be less than that of a direct investment in such stocks and bonds. In addition, due to the same limitations, your return may be less than that of a direct investment in a fund that tracks the First Trust Barclays Edge Index.

Divergence of Performance

The performance of an Indexed Strategy will diverge from the performance of the underlying Index because changes in the value of an Indexed Strategy at the end of a Term are subject to Caps or Upside Participation Rates and the Downside Participation Rate, Floor, or Buffer, and because changes in the value of an Indexed Strategy before the end of a Term are based on the Daily Value Percentage.

Market Risk Related to Indexes

Money allocated to an Indexed Strategy that uses the S&P 500 Index or the First Trust Barclays Edge Index is subject to the risk that the market value of the underlying securities that comprise the S&P 500 Index and the First Trust Barclays Edge Index may decline (measured from the start of the Term to end of the Term). Likewise, money allocated to an Indexed Strategy that uses the SPDR Gold Shares ETF, iShares MSCI EAFE ETF, or the iShares U.S. Real Estate ETF is subject to the risk that the fund’s share price may decline (measured from the start of the Term to end of the Term). The level of the S&P 500 Index and the First Trust Barclays Edge Index and the share prices of the SPDR Gold Shares ETF, iShares MSCI EAFE ETF, and the iShares U.S. Real Estate ETF may be volatile. Any such market loss in an amount limited by the Buffer, Floor, or Downside Participation Rate will be reflected in the Indexed Strategy value. For example, for an Indexed Strategy with a Downside Participation Rate, the Indexed Strategy value will be reduced by 50% of a fall in the Index at the end of a Term. For an Indexed Strategy with a Buffer, the Indexed Strategy value will be reduced by any amount by which the fall in the Index at the end of the Term exceeds the 10% Buffer. For the Indexed Strategy with a Floor, the Indexed Strategy value will be reduced by the fall in the Index, not to exceed -10%. For each type of Indexed Strategy, this risk applies even if you do not take a withdrawal before the end of a Term.

[The outbreak of the novel coronavirus known as COVID-19 was declared a pandemic by the World Health Organization in March 2020. In February 2022, Russia invaded Ukraine and has been subjected to wide-ranging sanctions. As of the date of this prospectus, the COVID-19 pandemic and the Russia invasion of Ukraine have led to significant volatility in the financial markets. These market conditions have impacted the performance of the Indexes to which the Indexed Strategies are linked. If these market conditions continue, and depending on your individual circumstances (e.g., your selected Crediting Strategies and the timing of any Purchase Payments, transfers, or withdrawals), you may experience (perhaps significant) negative returns under the Contract. The duration of the COVID-19 pandemic, and the future impact that the pandemic and the invasion of Ukraine may have on the financial markets and global economy, cannot be foreseen, however. You should consult with a Financial Professional about how the COVID-19 pandemic, war in Ukraine, and the recent market conditions may impact your future investment decisions related to the Contract, such as purchasing the Contract or making Purchase Payments, transfers, or withdrawals, based on your individual circumstances. ]

The historical performance of an Index does not guarantee future results.

S&P 500 Index. The S&P 500® Index is designed to reflect the large-cap sector of the U.S. equity market and, due to its composition, it also represents the U.S. equity market in general. Any positive change in the S&P 500 Index (measured from the start of the Term to end of the Term) will be lower than the total return on an investment in the stocks that comprise the S&P 500 Index because such total return will reflect dividend payments on those stocks and the S&P 500 Index will not reflect those dividend payments. More information about the S&P 500 Index is set out in the Indexes section of this prospectus.

The S&P 500 Index is subject to multiple principal investment risks, such as those related to its investments in large-capitalization companies. The S&P 500 Index tracks a subset of the U.S. stock market, which could cause the S&P 500 Index to perform differently from the overall stock market. In general, large-capitalization companies may be unable to respond quickly to new competitive challenges and may not be able to attain the high growth rate of successful smaller companies. In addition, the S&P 500 Index may, at times, become focused in stocks of a particular market sector, which would subject the S&P 500 Index to proportionately higher exposure to the risks of that sector.

SPDR Gold Shares ETF. The SPDR Gold Shares represent units of beneficial interest in, and ownership of, the SPDR Gold Trust, an exchange traded fund that holds gold bullion. The investment objective of the trust is for the shares to reflect the performance of the price of gold bullion, less the trust’s expenses. The shares are designed to mirror as closely as possible the price of gold, and the value of the shares relates directly to the value of the gold held by the trust, less its liabilities. The price of gold has fluctuated widely over the past several years and the shares have experienced significant price fluctuations. The value of the gold held by the trust is determined using the London Bullion Market Association (LBMA) Gold Price PM. The Gold Shares trade on the NYSE Arca under the symbol GLD. For more information, visit www.spdrgoldshares.com.

The fund is subject to several principal investment risks related to the price of gold. The price of gold has fluctuated widely over the past several years and the shares have experienced significant price fluctuations. Several factors may affect the price of gold, including:

•

Global gold supply and demand, which is influenced by such factors as gold’s uses in jewelry, technology and industrial applications, purchases made by investors in the form of bars, coins and other gold products, forward selling by gold producers, purchases made by gold producers to unwind gold hedge positions, central bank purchases and sales, and production and cost levels in major gold producing countries such as China, the United States and Australia;

•	Global or regional political, economic or financial events and situations, especially those unexpected in nature;

•	Investors’ expectations with respect to the rate of inflation;

•	Currency exchange rates;

•	Interest rates;

•	Investment and trading activities of hedge funds and commodity funds; and

•	Other economic variables such as income growth, economic output, and monetary policies.

The principal investment risks of the fund are described in the fund’s prospectus, including the following risks: price risk, passive investment risk, trading market risk, risk of loss, damage, theft, or restriction on access, and risks related to the fund’s ETF structure.

iShares MSCI EAFE ETF. The iShares MSCI EAFE ETF is an exchange traded fund that seeks to track the investment results of an index composed of large- and mid-capitalization developed market equities, excluding the U.S. and Canada (MSCI EAFE Index). This underlying index includes stocks from Europe, Australasia and the Far East. It may include large- or mid-capitalization companies. The share price of the iShares MSCI EAFE ETF is tied to the performance of large- and mid-capitalization developed market equites, excluding the U.S. and Canada. The share price may not replicate the performance of the fund, its underlying index, or the components of that index. More information about the iShares MSCI EAFE ETF is set out in the Indexes section of this prospectus. To learn more about the iShares MSCI EAFE ETF, visit iShares.com and search ticker symbol EFA.

The fund is subject to several principal investment risks, such as those related to its investments in large-capitalization and mid-capitalization foreign companies. In general, large-capitalization companies may be unable to respond quickly to new competitive challenges, and may not be able to attain the high growth rate of successful smaller companies. Generally, the securities of mid-capitalization companies may be more volatile and may involve more risk than the securities of larger companies. Mid-capitalization companies are also more likely to fail than larger companies. Securities issued by non-U.S. companies are subject to the risks related to investments in foreign markets (e.g., increased price volatility; changing currency exchange rates; and greater political, regulatory and economic uncertainty). Because the fund is an ETF, it is also exposed to the risks associated with the operation of any ETF. The value of its shares, which are valued based on their trading prices in the secondary market, may change rapidly and unpredictably and may trade at premiums or discounts to the fund’s net asset value.

The principal investment risks of the fund are described in the fund’s prospectus, including the following risks: asset class risk, authorized participant concentration risk, concentration risk, currency risk, cyber security risk, equity securities risk, financials sector risk, geographic risk, index-related risk, issuer risk, large-capitalization companies risk, management risk, market risk, market trading risk, mid-capitalization companies risk, national closed market trading risk, non-U.S. securities risk, operational risk, passive investment risk, reliance on trading partners risk, risk of investing in developed countries, risk of investing in Japan, securities lending risk, structural risk, tracking error risk and valuation risk.

iShares U.S. Real Estate ETF. The iShares U.S. Real Estate ETF is an exchange traded fund that seeks to track the investment results of an index composed of U.S. equities in the real estate sector (Dow Jones U.S. Real Estate Index). This underlying index may include large-, mid- or small-capitalization companies. A significant portion of the underlying index is represented by real estate investment trusts (REITs), but the components are likely to change over time. The share price of the iShares U.S. Real Estate ETF is tied to the performance of the real estate sector. The share price may not replicate the performance of the fund, its underlying index, or the components of that index. More information about the iShares U.S. Real Estate ETF is set out in the Indexes section of this prospectus. To learn more about the iShares U.S. Real Estate ETF, visit iShares.com and search ticker symbol IYR.

The fund is subject to several principal investment risks, such as those related to its investments in large-, mid- and small-capitalization U.S. companies in the real estate sector. In general, large-capitalization companies may be unable to respond quickly to new competitive challenges, and may not be able to attain the high growth rate of successful smaller companies. Generally, the securities of smaller companies (including mid- and small-capitalization companies) may be more volatile and may involve more risk than the securities of larger companies. Smaller companies are also more likely to fail than larger companies. Companies that invest in real estate are highly sensitive to the risks of owning real estate, to general and local economic conditions and developments in the real estate market, and to changes in interest rates. Many companies that invest in real estate utilize leverage (and some may be highly leveraged), which increases investment risk, and could potentially magnify the fund’s losses. Because the fund is an ETF, it is also exposed to the risks associated with the operation of any ETF. The value of its shares, which are valued based on their trading prices in the secondary market, may change rapidly and unpredictably and may trade at premiums or discounts to the fund’s net asset value.

The principal investment risks of the fund are described in the fund’s prospectus, including the following risks: asset class risk, authorized participant concentration risk, concentration risk, cyber security risk, dividend risk, equity securities risk, index-related risk, issuer risk, large-capitalization companies risk, management risk, market risk, market trading risk, mid-capitalization companies risk, operational risk, passive investment risk, real estate investment risk, risk of investing in the United States, securities lending risk and tracking error risk.

First Trust Barclays Edge Index The First Trust Barclays Edge Index is designed to combine capital strength and value equity investment methodologies with a mix of US Treasury futures indexes for the potential to provide stable returns over time. The First Trust Barclays Edge Index consists of an equity component that combines stocks from the Capital Strength Index and the Value Line® Dividend Index. The Capital Strength Index starts with the largest 500 companies in the NASDAQ US benchmark index and then reduces the selection universe by screening for companies that meet minimum criteria including cash and/or short-term investments on their balance sheets, low debt-to-market cap ratios and attractive return-on-equity. It then selects the top 50 names from this smaller universe based on low historical volatility. The Value Line Dividend Index starts with the universe of stocks published in its The Value Line Investment Survey publication and then selects those with a Value Line® Safety Rank of 1 or 2, with attractive dividends and market cap of one billion dollars or above. It then equally weights all stocks that meet those conditions (generally, around 160-200 stocks). The First Trust Barclays Edge Index then combines the stocks represented in The Capital Strength Index and the Value Line® Dividend Index with an equal-weight assigned to each underlying index and rebalanced back to equal-weight on a monthly basis.

The Index uses an optimizer to evaluate its exposure to stocks and US Treasury futures indexes on a daily basis to target a 7% volatility level. This volatility control mechanism aims to target or limit the volatility of the index return over time by adjusting the exposure of the index constituents through a rules-based process called mean-variance optimization. In addition, the First Trust Barclays Edge Index generally rebalances in the event there is a variance in the index value of 10% or more, on an absolute basis, from the previous index rebalance value.

The performance of the First Trust Barclays Edge Index reflects the deduction of operating costs and rebalancing costs from the valuation of the underlying indexes. These costs, deducted as an annualized percentage on a daily basis, are fixed for the underlying indexes. The operating costs for the First Trust Barclays Edge Index range from 0.20% to 0.60%, and the rebalancing costs for the First Trust Barclays Edge Index range from 0.02% to 0.03%. The operating costs represent an estimate of the costs that would be incurred to buy and sell the index components. The rebalancing costs represent an estimate of the costs that would be incurred each time the Index rebalances due to changes in weightings of the Index components. The deduction of these costs occurs at the First Trust Barclays Edge Index level (i.e., the return on the First Trust Barclays Edge Index is reduced based on the applicable operating and rebalancing costs).

The principal risks of the First Trust Barclays Edge Index include:

DEBT SECURITIES RISK. Investments in debt securities subject the holder to the credit risk of the issuer. Credit risk refers to the possibility that the issuer or other obligor of a security will not be able or willing to make payments of interest and principal when due. Generally, the value of debt securities will change inversely with changes in interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. During periods of falling interest rates, the income received by a portfolio may decline. If the principal on a debt security is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. Debt securities generally do not trade on a securities exchange making them generally less liquid and more difficult to value than common stock.

EQUITY SECURITIES RISK. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant equity market, such as market volatility, or when political or economic events affecting an issuer occur. Common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.

INFLATION RISK. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of a portfolio’s assets and distributions may decline.

INTEREST RATE RISK. Interest rate risk is the risk that the value of the debt securities in an underlying portfolio will decline because of rising market interest rates. Interest rate risk is generally lower for shorter term debt securities and higher for longer-term debt securities. A portfolio may be subject to a greater risk of rising interest rates than would normally be the case due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. Higher market interest rates may reduce returns for the First Trust Barclays Edge Index. Duration is a reasonably accurate measure of a debt security’s price sensitivity to changes in interest rates and a common measure of interest rate risk. Duration measures a debt security’s expected life on a present value basis, taking into account the debt security’s yield, interest payments and final maturity. In general, duration represents the expected percentage change in the value of a security for an immediate 1% change in interest rates. For example, the price of a debt security with a three-year duration would be expected to drop by approximately 3% in response to a 1% increase in interest rates. Therefore, prices of debt securities with shorter durations tend to be less sensitive to interest rate changes than debt securities with longer durations. As the value of a debt security changes over time, so will its duration.

MARKET RISK. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on the market and investment portfolios. For example, the coronavirus disease 2019 (COVID-19) global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, had negative impacts, and in many cases severe impacts, on markets worldwide. While the development of vaccines has slowed the spread of the virus and allowed for the resumption of reasonably normal business activity in the United States, many countries continue to impose lockdown measures in an attempt to slow the spread. Additionally, there is no guarantee that vaccines will be effective against emerging variants of the disease. As this global pandemic illustrated, such events may affect certain geographic regions, countries, sectors and industries more significantly than others. These events also adversely affect the prices and liquidity of portfolio securities or other instruments and could result in disruptions in the trading markets.

REIT RISK. REITs typically own and operate income-producing real estate, such as residential or commercial buildings, or real-estate related assets, including mortgages. As a result, investments in REITs are subject to the risks associated with investing in real estate, which may include, but are not limited to: fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local operating expenses; and other economic, political or regulatory occurrences affecting companies in the real estate sector. REITs are also subject to the risk that the real estate market may experience an economic downturn generally, which may have a material effect on the real estate in which the REITs invest and their underlying portfolio securities. REITs may have also a relatively small market capitalization which may result in their shares experiencing less market liquidity and greater price volatility than larger companies. Increases in interest rates typically lower the present value of a REIT’s future earnings stream, and may make financing property purchases and improvements more costly. Because the market price of REIT stocks may change based upon investors’ collective perceptions of future earnings, the value of a portfolio that holds REITs will generally decline when investors anticipate or experience rising interest rates.

U.S. GOVERNMENT SECURITIES RISK. U.S. government securities are subject to interest rate risk but generally do not involve the credit risks associated with investments in other types of debt securities. As a result, the yields available from U.S. government securities are generally lower than the yields available from other debt securities. U.S. government securities are guaranteed only as to the timely payment of interest and the payment of principal when held to maturity. While securities issued or guaranteed by U.S. federal government agencies (such as Ginnie Mae) are backed by the full faith and credit of the U.S. Department of the Treasury, securities issued by government sponsored entities (such as Fannie Mae and Freddie Mac) are solely the obligation of the issuer and generally do not carry any guarantee from the U.S. government.

VOLATILITY CONTROL RISK. Volatility is a measure of the extent of variation in the returns of an asset over a period of time. The Index may reduce its exposure to one or more markets during periods of volatility in order to mitigate volatility in the value of the Index. During times when the Index reduces its market exposure in response to volatility, the Index will not fully participate in the growth in that market. Reducing market exposure during periods of volatility may mitigate the impact of short-term, significant market fluctuations in the Index’s return, but may also cause the Index to not fully participate in recoveries in those markets. There is no guarantee that any volatility control methodology will be successful.

Performance Lock Risk

If you make a Performance Lock election, you will no longer participate in the positive or negative performance of the Index over the remainder of the Term. This means the value of the Indexed Strategy cannot increase for the remainder of the Term, even if the Index rises over the remainder of the Term.

A Performance Lock does not lock the Market Value Adjustment. After a Performance Lock election, the Strategy value continues to be subject to the Market Value Adjustment that may apply on a withdrawal or Surrender, and the Market Value Adjustment that may apply on any given day will continue to vary.

If you make a Performance Lock election, the Daily Value Percentage will be locked for the balance of the Term. This means that you will experience flat performance through the balance of the Term even if the Net Option Value increases, you will not benefit from the continued decline in the Daily Value Percentage, and your ending Strategy value will not be based on the ending Index value on the last day of the Term.

A Performance Lock election is effective on the second Market Close after receipt of your Request in Good Order. This means you will not be able to determine in advance the gain or loss applicable to the Indexed Strategy when electing a Performance Lock. The gain or loss may be higher or lower at the time the Performance Lock election goes effective than it was when you submitted your Request in Good Order. Note: A Performance Lock election is not available for Contracts issued in Missouri or Nebraska.

Market Risk Related to Option Prices

Before the end of a Term, money allocated to an Indexed Strategy is subject to the risk that changes in the related option prices may have a negative effect on the value of the Indexed Strategy. This risk applies only if you take a withdrawal (including withdrawals to pay advisory fees) or surrender your contract before the end of a Term.

Regulatory Risk

MassMutual Ascend Life is not an investment company. Neither MassMutual Ascend Life nor the separate account that we established in connection with the Contracts is registered as an investment company under the Investment Company Act of 1940. The protections provided to investors by that Act are not applicable to the Contract.

Reliance on Our Claims-Paying Ability

No company other than MassMutual Ascend Life has any legal responsibility to pay amounts owed under the Contract. You should look to the financial strength of MassMutual Ascend Life for its claims-paying ability.

Our general account assets fund the guarantees provided in the Contracts. The assets are subject to our general business operation liabilities and claims of our creditors and may lose value. We established a non-unitized separate account for the purpose of supporting our obligation to adjust the Indexed Strategy values based on the Daily Value Percentage or rise or fall of the Index. The assets in the non-unitized separate account are not chargeable with liabilities arising out of any other business that we conduct but may lose value. The non-unitized separate account differs from the unitized separate accounts that support our variable annuity contracts. As a result, unlike the owner of a traditional variable annuity who has a beneficial interest in, and participates in the performance of, the assets of the related unitized separate account, you do not have any interest in or claim on the assets in the non-unitized separate account and you will not participate in any way in the performance of assets held in that account.

Various factors, such as those listed below, could materially affect our business, financial condition, cash flows, or future results and, in turn, our financial strength and claims-paying ability. A more complete discussion of these factors appears on pages [85-89].

•	Financial losses including those resulting from the following events:

•	Adverse developments in financial markets and deterioration in global economic conditions

•	Unfavorable interest rate environments

•	Losses on our investment portfolio

•	Loss of market share due to intense competition

•	Ineffectiveness of risk management policies

•	Changes in applicable law and regulations

•	Inability to obtain or collect on reinsurance

•	A downgrade or potential downgrade in our financial strength ratings

•	Variations from actual experience and management’s estimates and assumptions that could result in inadequate reserves

•	Significant variations in the amount of capital we must hold to meet statutory capital requirements

•	Legal actions and regulatory proceedings

•	Difficulties with technology or data security

•	Failure to protect confidentiality of customer information

•	Failure to maintain effective and efficient information systems

•	Occurrence of catastrophic events, terrorism, or military actions

[The economic impacts of the COVID-19 pandemic and war in Ukraine may negatively affect our financial condition and results of operations. The extent to which the COVID-19 pandemic and war in Ukraine impact financial markets, the global economy, and our financial strength and claims-paying ability will depend on future developments that cannot be predicted with certainty. We continue to be subject to significant state solvency regulations that require us to reserve amounts to pay our contractual guarantees. Please see “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” “Risk Factors Related to MMALIC’s Business,” and “Financial Statements”, and “Regulation” for additional financial information about the company and the state solvency regulations to which we are subject.]

INDEXED STRATEGIES

The Indexed Strategies provide returns that are based, in part, upon changes in an Index. The Indexed Strategies do not earn interest at a fixed rate. Unlike a traditional variable annuity, the values of the Indexed Strategies are not based on the investment performance of underlying portfolios.

Unless you have made a Performance Lock election, any increase in the value of an Indexed Strategy at the end of a Term is determined based on the rise in the applicable Index since the start of that Term and the Cap or Upside Participation Rate for that Term. At the end of a Term, any decrease in the value of an Indexed Strategy is determined based on the fall in the applicable Index since the start of that Term and the Downside Participation Rate, Floor, or Buffer.

Unless you have made a Performance Lock election, any increase or decrease in the value of an Indexed Strategy before the end of a Term is based on the calculated price of hypothetical options related to the possible future change in the applicable Index for the Term, the initial cost of those options, and the trading cost related to those options. The calculated price of those options takes into account the Cap or the Upside Participation Rate for the Term and the Buffer, Floor, or Downside Participation Rate.

If you have made a Performance Lock election, then beginning at the second Market Close following receipt of your election and continuing through the end of the Term, any increase or decrease in the value of an Indexed Strategy is locked in based on the Daily Value Percentage, which is the calculated price of hypothetical options related to the possible future change in the applicable Index over the Term, the initial cost of those options, and the trading cost related to those options, all as determined at that second Market Close. Note: A Performance Lock election is not available for Contracts issued in Missouri or Nebraska.

Each Indexed Strategy has a Cap or an Upside Participation Rate for each Term. We will set a new Cap or Upside Participation Rate for each Indexed Strategy prior to the start of each Term.

The Downside Participation Rate, Floor, or Buffer for a Strategy will not change from Term to Term. For each Term of each Downside Participation Rate Strategy that we currently offer, the Downside Participation Rate is 50%. For each Term of a Buffer Strategy that we currently offer, the Buffer is 10%. For each Term of a Floor Strategy that we currently offer, the Floor is -10%.

This means that each Term it is possible for you to lose a portion of the money you allocated to any Indexed Strategy at the end of a Term or if you take a withdrawal before the end of a Term. In extreme circumstances, it is possible for you to lose all of the money you allocated to any Indexed Strategy if you Surrender your Contract before the end of a Term.

Available Indexed Strategies

For this Contract, we currently offer twelve Indexed Strategies. Each of these Indexed Strategies uses one of five Indexes: S&P 500® Index, SPDR Gold Shares ETF, iShares® MSCI EAFE ETF, iShares® U.S. Real Estate ETF, and First Trust Barclays Edge Index. Eleven of these Indexed Strategies have one-year Terms, and one has a six-year Term.

S&P 500 1-Year -10% Floor with Cap

S&P 500 1-Year 50% Downside Participation Rate with Upside Participation Rate

S&P 500 1-Year 10% Buffer with Cap

S&P 500 6-Year 10% Buffer with Upside Participation Rate

iShares MSCI EAFE ETF 1-Year 50% Downside Participation Rate with Upside Participation Rate

iShares MSCI EAFE ETF 1-Year 10% Buffer with Cap

SPDR Gold Shares ETF 1-Year 50% Downside Participation Rate with Upside Participation Rate

SPDR Gold Shares ETF 1-Year 10% Buffer with Cap

iShares US Real Estate ETF 1-Year 50% Downside Participation Rate with Upside Participation Rate

iShares US Real Estate ETF 1-Year 10% Buffer with Cap

First Trust Barclays Edge 1-Year 10% Buffer with Upside Participation Rate*

First Trust Barclays Edge 1-Year 50% Downside Participation Rate with Upside Participation Rate*

*	The S&P 500 1-year 0% Floor with Cap Strategy and the First Trust Barclays Edge Strategies are not available for Contracts issued in Missouri or Nebraska.

A Performance Lock election may be made for any Term or Terms of the applicable S&P 500 Indexed Strategies and the First Trust Barclays Edge Indexed Strategies on or after the later of May 7, 2023, or the date that state approval is received. If you make a Performance Lock election for a given Term of an eligible Strategy, you may not change or revoke that election or make a second election for that same Term of that same Strategy.Possible Changes in Indexed Strategies

The S&P 500 1-Year -10% Floor with Cap Indexed Strategy will always be available. At the end of a Term, we may stop offering any other Indexed Strategy. Consequently, any other Indexed Strategy listed above may not be available after the end of the initial Term. The S&P 500 6-Year 10% Buffer with Upside Participation Rate Indexed Strategy will only be available for Terms beginning in the first Contract Year. We have the right to replace the Index associated with an Indexed Strategy under certain circumstances.

In the future, we may offer new Indexed Strategies. Any new Indexed Strategy with a Downside Participation Rate will not have a Downside Participation Rate that is greater than 50%. Any new Indexed Strategy with a Buffer will not have a Buffer that is less than 10%. Any new Indexed Strategy with a Floor will not have a Floor that is more negative than -10%.

Indexed Strategies that may be available in the future may earn a return that is lower than the return your investments would have earned if they had been invested in the other Indexed Strategies that are currently available. In addition, any reduction in the available number of Indexed Strategies may reduce your opportunity to increase your Account Value.

Considerations in Choosing an Indexed Strategy

When choosing among Indexed Strategies, you should consider the characteristics and risk profiles of the Indexes, which are discussed in the Indexes section of this prospectus. You should also consider Term lengths. It is generally more difficult to predict Index performance over a longer Term. In addition, you cannot reallocate funds among Strategies before the end of a Term, and the only way to exit a Strategy before the end of a Term is to take a withdrawal or Surrender your Contract. Note that a Performance Lock election for an eligible Indexed Strategy before the final year of a multi-year Term will cause the Term to end at the next anniversary of the Term start date.

When choosing among Indexed Strategies that use the same Index, you should also consider how the Caps and Upside Participation Rates may affect the potential return.

•	A Cap Strategy provides you with the opportunity to participate fully in any rise in the Index up to the Cap, but you will not participate in any rise in the Index in excess of the Cap.

•

An Upside Participation Rate Strategy provides you with the opportunity to share in any rise in the Index without a Cap, but your share of any rise is limited by the rate at which you participate in the rise and may be less than 100%.

If we assume the Participation Rate is less than 100%, here is how a Cap Strategy will perform in comparison to an Upside Participation Rate Strategy.

•	In any Term where the rise in the Index is less than the Cap, the Cap Strategy will always perform better than the corresponding Participation Rate Strategy.

•

In any Term where the rise in the Index is more than the Cap, but less than the Cap divided by the Upside Participation Rate, the Cap Strategy will always perform better than the corresponding Participation Rate Strategy.

•

In any Term where the rise in the Index is more than the Cap and equal to the Cap divided by the Upside Participation Rate, the Cap Strategy and Upside Participation rate Strategy will perform the same.

•	In any Term where the rise in the Index is more than the Cap divided by the Upside Participation Rate, the Participation Rate Strategy will always perform better than the Cap Strategy.

Examples. These examples are intended to help you understand the interplay between Caps and Upside Participation Rates for Indexed Strategies with similar Terms in different market environments and how this interplay affects the comparative performance of such Strategies that use the same Index.

	Return at end of Term
Index rise over Term	12% Cap	75% Upside Participation Rate	Explanation
4%	4%	3%	The Cap Strategy has a better return than the Upside Participation Rate Strategy because the 4% rise in the Index is less than the 12% Cap.

14%	12%	10.5%	The Cap Strategy has a better return than the Upside Participation Rate Strategy because the 14% rise in the Index is more than the 12% Cap, but less than 16% (the 12% Cap divided by the 75% Upside Participation Rate).

16%	12%	12%	Both Strategies have the same positive return because the rise in the Index is equal to 16% (the 12% Cap divided by the 75% Upside Participation Rate).

20%	12%	15%	The Upside Participation Rate Strategy has a better return than the Cap Strategy because the 20% rise in the Index is more than 16% (the 12% Cap divided by the 75% Upside Participation Rate)

See the “Examples: Impact of Withdrawals on Contract Values and Amounts Realized” section below for more information about the interplay between Caps and Participation Rates for Indexed Strategies with different Terms in different market environments,

When choosing among Indexed Strategies that use the same Index, you should also consider how the Buffers, Floors, and Downside Participation Rates may affect your potential risk of loss.

•	A Buffer Strategy protects you against losses up to the Buffer amount, but you are subject to any loss in excess of the Buffer.

•	A Floor Strategy limits your loss to the Floor amount, and you will be protected against any loss beyond the Floor.

•	A Downside Participation Rate Strategy means you will share in any fall in the Index without a Floor or a Buffer, but your share of any fall is limited by the Downside Participation Rate percentage.

Term

Each Term of an Indexed Strategy will start and end on a Strategy Application Date. Each Term is either one year long or six years long. A new Term will start at the end of the preceding Term.

If you make only one Purchase Payment or you make all of your Purchase Payments before the initial Strategy Application Date, then each Term of each Indexed Strategy will end on the same date in any given year. If you make a Purchase Payment after the initial Strategy Application Date, then your Purchase Payments will be applied to the Indexed Strategies on different Strategy Application Dates. In this case, an Indexed Strategy may have Terms that end on different dates in any given year.

Examples. These examples show how a Contract with multiple Purchase Payments may have Terms that end on different dates.

•

You make your initial Purchase Payment on March 10 and another Purchase Payment on March 17. You allocate both payments to the same Indexed Strategy and both payments are applied on March 20. Each Term of that Indexed Strategy will start and end on March 20.

•

You make your initial Purchase Payment on May 2 and another Purchase Payment on June 14. You allocate both payments to the same Indexed Strategy. Your initial Purchase Payment is applied on May 6 and the other Purchase Payment is applied on June 20. That Indexed Strategy will have Terms that start and end on May 6 and other Terms that start and end on June 20.

Investment Base

The value of an Indexed Strategy is calculated using the Investment Base. The Investment Base is not your Account Value, Surrender Value, Annuity Payout value, or Death Benefit value, but it is used to calculate those values.

The Investment Base is the amount applied to the Strategy at the start of the current Term, reduced proportionally for each withdrawal (including any withdrawals to pay advisory fees), and adjusted for each related Market Value Adjustment during the current Term.

A withdrawal and the related Market Value Adjustment reduce the Investment Base by an amount that is proportional to the reduction in the value of the Indexed Strategy due to the withdrawal and the Market Value Adjustment.

•

If the Strategy value immediately before the withdrawal is greater than the Investment Base, then the reduction in the Investment Base will be less than the withdrawal and the related Market Value Adjustment.

•

If the Strategy value immediately before the withdrawal is less than the Investment Base, then the reduction in the Investment Base will be more than the withdrawal and the related Market Value Adjustment.

Here are the formulas that we use to calculate a reduction in the Investment Base for a withdrawal.

Withdrawal as a percentage of Strategy value = withdrawal and related Market Value Adjustment / Strategy value before withdrawal

Reduction in Investment Base = Investment Base before withdrawal x withdrawal as a percentage of Strategy value

Investment Base after withdrawal = Investment Base before withdrawal – reduction in Investment Base

Indexed Strategy Value

At the end of a Term, unless you have made a Performance Lock election, the value of an Indexed Strategy is equal to:

•	the Investment Base at the end of the Term; plus

•	any increase for a rise in the Index for the Term; or minus

•	any decrease for a fall in the Index for the Term.

In this formula, the Investment Base at the end of the Term is equal to the amount applied to the Strategy at the start of that Term, reduced proportionally for each withdrawal and adjusted by any related Market Value Adjustment that you took during that Term. After we calculate the Investment Base at the end of the Term, we calculate any increase for a rise in the Index over that Term or any decrease for a fall in the Index over that Term. Any increase for the Term is subject to the Cap or Upside Participation Rate for that Term. Any decrease for the Term is subject to the Downside Participation Rate, Floor, or Buffer.

Examples. At the end of a Term, the Investment Base in an Indexed Strategy is $5,000. You take a $1,000 withdrawal and no Market Value Adjustment applies to the withdrawal.

Assume that the Index had increased by 20% at the end of the Term, and either a Cap of 10% or an Upside Participation Rate of 50% was in place:

At Final Market Close of Term

Rise in Index	+20%

Increase as a Percentage	+10% (10% Cap, or 50% Par Rate x 20%)

Dollar Amount of Increase	+$500 ($5,000 x 10%)

Strategy Value before Withdrawal	$5,500 ($5,000 + $500)

Withdrawal Amount	$1,000

Strategy Value at Term End	$4,500 ($5,500 - $1,000)

If in this example a Market Value Adjustment of 5% applied to the entire withdrawal amount and you requested a net amount of $1,000, your withdrawal amount would have been $1,053 ($1,000 / (1 - 0.05)), resulting in a Strategy Value at Term End of $4,447 ($5,500 - $1,053).

Assume that the Index had decreased by 20% at the end of the Term, and a Buffer of 10%, a Floor of -10%, or a 50% Downside Participation Rate was in place:

At Final Market Close of Term

Fall in Index	-20%

Decrease as a Percentage	-10% (20% fall minus 10% Buffer, or 50% Par Rate x -20%, or -10% Floor)

Dollar Amount of Decrease	-$500 ($5,000 x -10%)

Strategy Value before Withdrawal	$4,500 ($5,000 - $500)

Withdrawal Amount	$1,000

Strategy Value at Term End	$3,500 ($4,500 - $1,000)

If in this example a Market Value Adjustment of 5% applied to the entire withdrawal amount and you requested a net amount of $1,000, your withdrawal amount would have been $1,053 ($1,000 / (1 – 0.05)), resulting in a Strategy Value at Term End of $3,447 ($4,500 - $1,053).

On each day before the end of a Term, unless you have made a Performance Lock election, the value of an Indexed Strategy is equal to:

•	the Investment Base on that day; plus

•	any increase for a positive Daily Value Percentage; or minus

•	any decrease for a negative Daily Value Percentage.

In this formula, the Investment Base on each day before the end of the Term is equal to the amount applied to the Strategy at the start of that Term, reduced proportionally for each withdrawal and adjusted for any related Market Value Adjustment that you took on or before that day. After we calculate the Investment Base on that day, we calculate any increase for a positive Daily Value Percentage or any decrease for a negative Daily Value Percentage.

A withdrawal and the related Market Value Adjustment reduce the value of an Indexed Strategy by an amount equal to the withdrawal and the Market Value Adjustment.

Examples. You allocate $5,000 to an Indexed Strategy at the start of a Term. This means the Investment Base at the start of the Term is $5,000. You take a $1,000 withdrawal.

Assume that the Daily Value Percentage is 5% on the withdrawal date and no Market Value Adjustment applies.

•	The increase for the Daily Value Percentage is equal to $250 ($5,000 x 5%).

•	The Strategy value on the withdrawal date is $5,250 ($5,000 + $250).

•	The Strategy value after the withdrawal is $4,250 ($5,250 - $1,000).

•	The withdrawal as a percentage of the Strategy value is 19.05% ($1,000 / $5,250).

•	The reduction in the Investment Base is $952 ($5,000 x 19.05%).

•	The Investment Base after the withdrawal is $4,048 ($5,000 - $952).

•	Because the Strategy value on the withdrawal date was more than the Investment Base, the reduction in the Investment Base is only $952, which is less than the $1000 withdrawal.

Assume that the Daily Value Percentage is 5% and a Market Value Adjustment of -5% applies, and you requested a net amount of $1,000:

•	The increase for the Daily Value Percentage is equal to $250 ($5,000 x 5%).

•	The Strategy value on the withdrawal date is $5,250 ($5,000 + $250).

•	The total amount withdrawn, grossed up to cover the Market Value Adjustment, is $1,053 ($1,000 / (1 – 0.05)).

•	The Strategy value after the withdrawal is $4,197 ($5,250 - $1,053).

•	The withdrawal as a percentage of the Strategy value is 20.05% ($1,053 / $5,250).

•	The reduction in the Investment Base is $1,003 ($5,000 x 20.05%).

•	The Investment Base after the withdrawal is $3,997 ($5,000 - $1,003).

•

Because the Strategy value on the withdrawal date was more than the Investment Base, the reduction in the Investment Base was $1,003, which is less than the $1,053 withdrawal but greater than the $1,000 you receive.

Assume that the Daily Value Percentage is -10% on the withdrawal date and no Market Value Adjustment applies.

•	The reduction for the Daily Value Percentage is equal to $500 ($5,000 x -10%).

•	The Strategy value on the withdrawal date is $4,500 ($5,000 - $500).

•	The Strategy value after the withdrawal is $3,500 ($4,500 - $1,000).

•	The withdrawal as a percentage of the Strategy value is 22.22% ($1,000 / $4,500).

•	The reduction in the Investment Base is $1,111 ($5,000 x 22.22%).

•	The Investment Base after the withdrawal is $3,889 ($5,000 - $1,111).

•	Because the Strategy value on the withdrawal date was less than the Investment Base, the reduction in the Investment Base was $1,111, which is greater than the $1,000 withdrawal.

Assume that the Daily Value Percentage is -10% and a Market Value Adjustment of -5% applies, and you requested a net amount of $1,000:

•	The reduction for the Daily Value Percentage is equal to $500 ($5,000 x 10%).

•	The Strategy value on the withdrawal date is $4,500 ($5,000 - $500).

•	The total amount withdrawn is $1,053 ($1,000 / (1 – 0.05)).

•	The Strategy value after the withdrawal is $3,447 ($4,500 - $1,053).

•	The withdrawal as a percentage of the Strategy value is 23.39% ($1,053 / $4,500).

•	The reduction in the Investment Base is $1,170 ($5,000 x 23.39%).

•	The Investment Base after the withdrawal is $3,830 ($5,000 - $1,170).

•

Because the Strategy value on the withdrawal date was less than the Investment Base, the reduction in the Investment Base was $1,170, which is greater than the $1,053 withdrawal and the $1,000 you receive.

Performance Lock

Performance Lock is an election to lock in the Daily Value Percentage for the remainder of a Term of an Indexed Strategy. You can make a Performance Lock election for each Term of a S&P 500 Strategy and for a Term of a First Trust Barclays Edge Strategy that starts after the date of this prospectus. Only one Performance Lock election may be made for a given Term of a Strategy.

You may make a Performance Lock election by a Request in Good Order. Once we receive your Request in Good Order, a Performance Lock election for a Term cannot be changed or revoked. You may access Daily Value Percentage information for the Indexed Strategies as of the previous day’s Market Close by calling 1-800-789-6771 or by accessing your account online at www.massmutualascend.com.

A Performance Lock election for a Term is effective on the second Market Close following our receipt of your Request in Good Order. After the second Market Close, the Strategy value before the end of the Term and the Strategy value at the end of the Term is based on the Daily Value Percentage as locked at that second Market Close. This means that the Daily Value Percentage as of that second Market Close will apply from that date on through the end of the Term.

Beginning on that second Market Close and continuing through the end of the Term, the value of an Indexed Strategy is equal to:

•	the Investment Base on that day; plus

•	any increase for a positive Daily Value Percentage, as locked on that second Market Close; or minus

•	any decrease for a negative Daily Value Percentage, as locked on that second Market Close.

After a Performance Lock election is effective, except for withdrawals, surrenders, and Market Value Adjustments, the value of a locked Strategy will not change until the start of the next Term.

A Performance Lock election does not affect the Investment Base, so the Indexed Strategy value will still change if the Investment Base is reduced by a withdrawal.

A Performance Lock election does not affect the application of the Market Value Adjustment, so a Market Value Adjustment may still apply to the Indexed Strategy value if you take a withdrawal or Surrender.

If you make a Performance Lock election for the S&P 500 6-Year 10% Buffer with Participation Rate Indexed Strategy before the sixth year of the Term, that Term will end on the next anniversary of the Term start date. For example, if the Term start date for the S&P 500 6-Year 10% Buffer with Participation Rate Indexed Strategy was June 6, 2023, and you make a Performance Lock election that is effective on or before June 6, 2024, the Term for that Strategy will end on June 6, 2024. If you take no action and do not send us a reallocation request by that anniversary, then we will apply the ending value of that Strategy to a new Term of the S&P 500 1-Year 10% Buffer with Cap Indexed Strategy.

Examples. You allocate $5,000 to an Indexed Strategy at the start of a 1-year Term. This means the Investment Base at the start of the Term is $5,000. You make a Performance Lock election, and on the second Market Close following receipt of that election the Daily Value Percentage is 5%.

Assume that you take no withdrawals.

•	The increase for the locked Daily Value Percentage is equal to $250 ($5,000 x 5%).

•	On the second Market Close following receipt of the Performance Lock election, the Strategy value is $5,250 ($5,000 + $250).

•

The Strategy value on each following day of the Term remains $5,250 because the Daily Value Percentage is locked. No further changes in the Daily Value Percentage (calculated using the Net Option Value, Amortized Option Cost, or Trading Cost) are taken into account.

•	The ending Strategy value is $5,250. The normal calculation based on the percentage change in the Index over the 1-year Term does not apply.

Assume you take a $1,000 withdrawal after the Performance Lock election is effective, and no Market Value Adjustment applies to the withdrawal:

•	The increase for the locked Daily Value Percentage is equal to $250 ($5,000 x 5%).

•	On the second Market Close following receipt of the Performance Lock election, the Strategy value is $5,250 ($5,000 + $250).

•

Until the withdrawal, the Strategy value on each following day of the Term remains $5,250 because the Daily Value Percentage is locked. No further changes in the net option value, amortized option cost, or trading cost are taken into account.

•	Immediately after the $1,000 withdrawal, the Strategy value is $4,250 ($5,250 - $1,000).

•	The withdrawal as a percentage of the Strategy value is 19.05% ($1,000 / $5,250)

•	The proportionate reduction in the Investment Base is $952 ($5,000 x 19.05%).

•	The Investment Base after the withdrawal is $4,048 ($5,000 - $952).

•	Because the Strategy value on the withdrawal date was more than the Investment Base, the reduction in the Investment Base was $952, which is less than the $1,000 withdrawal.

•	After the withdrawal, on each following day of the Term, the increase for the locked Daily Value Percentage is equal to $202 ($4,048 x5%).

•

After the withdrawal, on each day of the Term, the Strategy value is $4,250 ($4,048 + $202). The Strategy value is the Investment Base after the withdrawal ($4,048) plus the increase for the locked Daily Value Percentage ($202).

•	The ending Strategy value is $4,250. The normal calculation based on the percentage change in the Index over the 1-year Term does not apply.

See the Indexed Strategy Value After Performance Lock section below for more examples.

See the Market Value Adjustment section below for examples illustrating the impact when a Market Value Adjustment applies to a withdrawal.

INDEXES

The returns of each Index, except the First Trust Barclays Edge Index, do not reflect the reinvestment of dividends.

S&P 500 Index

The S&P 500® Index is designed to reflect the large-cap sector of the U.S. equity market and, due to its composition, it also represents the U.S. equity market in general. It includes 500 leading companies and captures approximately 80% coverage of available market capitalization. The S&P 500 Index does not include dividends declared by any of the companies in this index. Consequently, any positive change in the Index (measured from the start of the Term to end of the Term) will be lower than the total return on a direct investment in the stocks that comprise the S&P 500 Index.

The S&P 500 Index is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and has been licensed for use by MassMutual Ascend Life. Standard & Poor’s®, S&P®, S&P 500®, US 500, The 500, iBoxx®, iTraxx® and CDX® are trademarks of S&P Global, Inc. or its affiliates (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). MassMutual Ascend Life products are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P or their respective affiliates, and none of such parties makes any representation regarding the advisability of investing in such products nor do they have any liability for any errors, omissions, or interruption of the S&P 500 Index. For more information, visit www.US.SPIndices.com.

SPDR Gold Shares ETF

The SPDR Gold Shares represent units of beneficial interest in, and ownership of, the SPDR Gold Trust, an exchange traded fund that holds gold bullion. The investment objective of the trust is for the shares to reflect the performance of the price of gold bullion, less the trust’s expenses. The shares are designed to mirror as closely as possible the price of gold, and the value of the shares relates directly to the value of the gold held by the trust, less its liabilities. The value of the gold held by the trust is determined using the London Bullion Market Association (LBMA) Gold Price PM.

The Gold Shares trade on the NYSE Arca under the symbol GLD. For more information, visit www.spdrgoldshares.com.

iShares MSCI EAFE ETF

The iShares MSCI EAFE ETF is an exchange traded fund that seeks to track the investment results of an index composed of large- and mid-capitalization developed market equities, excluding the U.S. and Canada (MSCI EAFE Index). This underlying index includes stocks from Europe, Australasia and the Far East. It may include large- or mid-capitalization companies. The components of the underlying index, and the degree to which these components represent certain industries and/or countries, are likely to change over time. The fund’s adviser uses an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to that of the underlying index. The fund’s performance will be reduced by its expenses and fees.

The fund’s shares trade on the NYSE Arca under the symbol EFA.

The iShares MSCI EAFE ETF is distributed by BlackRock Investments, LLC. iShares®, BLACKROCK®, and the corresponding logos are registered and unregistered trademarks of BlackRock, Inc. and its affiliates (“BlackRock”), and these trademarks have been licensed for certain purposes by MassMutual Ascend Life Insurance Company. MassMutual Ascend Life annuity products are not sponsored, endorsed, sold or promoted by BlackRock, and purchasers of an annuity from MassMutual Ascend Life do not acquire any interest in the iShares MSCI EAFE ETF nor enter into any relationship of any kind with BlackRock. BlackRock makes no representation or warranty, express or implied, to the owners of any MassMutual Ascend Life annuity product or any member of the public regarding the advisability of purchasing an annuity, nor does it have any liability for any errors, omissions, interruptions or use of the iShares MSCI EAFE ETF or any data related thereto.

iShares U.S. Real Estate ETF

The iShares U.S. Real Estate ETF is an exchange traded fund that seeks to track the investment results of an index composed of U.S. equities in the real estate sector (Dow Jones U.S. Real Estate Index). This underlying index may include large-, mid- or small-capitalization companies. A significant portion of the underlying index is represented by real estate investment trusts (REITs), but the components are likely to change over time. The fund’s adviser uses an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to that of the underlying index. The fund’s performance will be reduced by its expenses and fees.

The fund’s shares trade on the NYSE Arca under the symbol IYR.

The iShares U.S. Real Estate ETF is distributed by BlackRock Investments, LLC. iShares®, BLACKROCK®, and the corresponding logos are registered and unregistered trademarks of BlackRock, Inc. and its affiliates (“BlackRock”), and these trademarks have been licensed for certain purposes by MassMutual Ascend Life Insurance Company. MassMutual Ascend Life annuity products are not sponsored, endorsed, sold or promoted by BlackRock, and purchasers of an annuity from MassMutual Ascend Life do not acquire any interest in the iShares U.S. Real Estate ETF nor enter into any relationship of any kind with BlackRock. BlackRock makes no representation or warranty, express or implied, to the owners of any MassMutual Ascend Life annuity product or any member of the public regarding the advisability of purchasing an annuity, nor does it have any liability for any errors, omissions, interruptions or use of the iShares U.S. Real Estate ETF or any data related thereto.

First Trust Barclays Edge Index

The First Trust Barclays Edge Index is designed to combine capital strength and value equity investment methodologies with a mix of US Treasury futures indexes for the potential to provide stable returns over time. The First Trust Barclays Edge Index consists of an equity component that combines stocks from the Capital Strength Index and the Value Line® Dividend Index.. The Capital Strength Index starts with the largest 500 companies in the NASDAQ US benchmark index and then reduces the selection universe by screening for companies that meet minimum criteria including cash and/or short-term investments on their balance sheets, low debt-to-market cap ratios and attractive return-on-equity. It then selects the top 50 names from this smaller universe based on low historical volatility. The Value Line Dividend Index starts with the universe of stocks published in its The Value Line Investment Survey publication and then selects those with a Value Line® Safety Rank of 1 or 2, with attractive dividends and market cap of one billion dollars or above. It then equally weights all stocks that meet those conditions (generally, around 160-200 stocks). The First Trust Barclays Edge Index then combines the stocks represented in The Capital Strength Index and the Value Line Dividend Index with an equal-weight assigned to each underlying index and rebalanced back to equal-weight on a monthly basis.

The Index uses an optimizer to evaluate its exposure to stocks and US Treasury futures indexed on a daily basis to target a 7% volatility level. This volatility control mechanism aims to target or limit the volatility of the index return over time by adjusting the exposure of the index constituents through a rules-based process called mean-variance optimization. In addition, the First Trust Barclays Edge Index generally rebalances in the event there is a variance in the index value of 10% or more, on an absolute basis, from the previous index rebalance value. Note: The First Trust Barclays Edge Strategies are not available for Contracts issued in Missouri or Nebraska.

For more information visit https://www.ftindexingsolutions.com/

The performance of the First Trust Barclays Edge Index reflects the deduction of operating costs and rebalancing costs from the valuation of the underlying indexes. These costs, deducted as an annualized percentage on a daily basis, are fixed for the underlying indexes. The operating costs for the First Trust Barclays Edge Index range from 0.20% to 0.60%, and the rebalancing costs for the First Trust Barclays Edge Index range from 0.02% to 0.03%. The operating costs represent an estimate of the costs that would be incurred to buy and sell the index components. The rebalancing costs represent an estimate of the costs that would be incurred each time the Index rebalances due to changes in weightings of the Index components. The deduction of these costs occurs at the First Trust Barclays Edge Index level (i.e., the return on the First Trust Barclays Edge Index is reduced based on the applicable operating and rebalancing costs).

The First Trust Barclays Edge Index is a custom index created for use in annuities issued by MassMutual Ascend Life Insurance Company. The Index sponsor and the Company have an exclusive agreement in place for this purpose, but the Index sponsor could license the First Trust Barclays Edge Index for additional use at some point in the future once the exclusive time period is complete. The First Trust Barclays Edge Index has no performance history prior to May 1, 2023.

The First Trust Barclays Edge Index (“FTIS Index”) is a product of FT Indexing Solutions LLC (“FTIS”) and is administered and calculated by Bloomberg Index Service Limited and its affiliates (collectively, “BISL”). FIRST TRUST® is a trademark of First Trust Portfolios L.P. (collectively, with FTIS and their respective affiliates, “First Trust”). The foregoing index and trademark have been licensed for use for certain purposes by Barclays, Bloomberg, and MassMutual Ascend Life Insurance Company (“MassMutual Ascend”) in connection with the FTIS Index and MassMutual Ascend’s products.

The Capital Strength Index (“Nasdaq Index”) is a product of Nasdaq, Inc. (collectively, with its affiliates, “Nasdaq”). NASDAQR, CAPITAL STRENGTH INDEXTM, and NQCAPSTTM are trademarks of Nasdaq. The foregoing index and trademarks have been licensed for use for certain purposes by FTIS and MassMutual Ascend in connection with the FTIS Index and MassMutual Ascend’s products.

The Value Line Dividend Index (“Value Line Index”) is a product of Value Line, Inc. (“Value Line”). VALUE LINE® and VALUE LINE DIVIDEND

INDEX™ are trademarks or registered trademarks of Value Line. The foregoing index and trademarks have been licensed for use for certain purposes by FTIS and MassMutual Ascend in connection with the FTIS Index and MassMutual Ascend’s products. The FTIS Index is not sponsored, endorsed, recommended, sold or promoted by Value Line and Value Line makes no representation regarding the advisability of investing in the FTIS Index.

BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. Bloomberg Finance L.P., BISL and their affiliates (“Bloomberg”) are not affiliated with First Trust or Barclays. Bloomberg’s relationship to First Trust and Barclays is only (1) in the licensing of the FIRST TRUST®, BARCLAYS®, and FIRST TRUST BARCLAYS EDGE INDEX™ trademarks and (2) to act as the administrator and calculation agent of the FTIS Index, which is the property of FTIS.

MassMutual Ascend’s products are not issued, sponsored, endorsed, sold, recommended, or promoted by First Trust, Bloomberg, Nasdaq, Value Line, or their respective affiliates (collectively, the “Companies”). The Companies have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to MassMutual Ascend’s products. The Companies make no representation or warranty, express or implied, to the owners of any product based on the FTIS Index, Barclays Indices, Nasdaq Index, or Value Line Index, or to any member of the public regarding the advisability of investing in securities generally or in products based on the FTIS Index, Barclays Indices, Nasdaq Indices, or Value Line Index particularly, or the ability of the FTIS Index, Barclays Indices, Nasdaq Indices, or Value Line Index to track general stock market performance. The Companies’ only relationship to MassMutual Ascend is in the licensing of the certain trademarks, trade names, and service marks and the use of the FTIS Index, Barclays Indices, Nasdaq Indices, and Value Line Indices, which are determined, composed and calculated without regard to MassMutual Ascend or MassMutual Ascend’s products. The Companies have no obligation to take the needs of MassMutual Ascend, or the owners of MassMutual Ascend’s products, or the sponsors or owners of products based on the FTIS Index, Barclays Indices, Nasdaq Index, or Value Line Index into consideration when determining, composing, or calculating the FTIS Index, Barclays Indexes, Nasdaq Index, and Value Line Index. The Companies are not responsible for and have not participated in the determination or calculation of MassMutual Ascend’s products. There are no assurances from the Companies that products based on the FTIS Index, Barclays Indices, Nasdaq Index, or Value Line Index will accurately track index performance or provide positive investment returns. The Companies have no liability in connection with the administration, marketing, or trading of MassMutual Ascend’s products. The Companies are not investment advisors. Inclusion of a security or financial instrument within an index is not a recommendation by the Companies to buy, sell, or hold such security or financial instrument, nor is it considered to be investment advice.

THE COMPANIES DO NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS, COMPLETENESS, AND/OR UNINTERRUPTED CALCULATION OF MASSMUTUAL ASCEND’S PRODUCTS, FTIS INDEX, BARCLAYS INDICES, NASDAQ INDEX, VALUE LINE INDEX, OR ANY DATA INCLUDED THEREIN OR ANY COMMUNICATION WITH RESPECT THERETO, INCLUDING, ORAL, WRITTEN, OR ELECTRONIC COMMUNICATIONS. THE COMPANIES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS IN MASSMUTUAL ASCEND’S PRODUCTS, FTIS INDEX, BARCLAYS INDICES, NASDAQ INDEX, OR VALUE LINE INDEX. THE COMPANIES MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO THE RESULTS TO BE OBTAINED BY OWNERS OF MASSMUTUAL ASCEND’S PRODUCTS OR OF PRODUCTS BASED ON THE FTIS INDEX, BARCLAYS INDICES, NASDAQ INDEX, OR VALUE LINE INDEX, OR BY ANY OTHER PERSON OR ENTITY FROM THE USE OF THE FTIS INDEX, BARCLAYS INDICES, NASDAQ INDEX, OR VALUE LINE INDEX, OR ANY DATA INCLUDED THEREIN. THE COMPANIES MAKE NO

EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO MASSMUTUAL ASCEND’S PRODUCTS, FTIS INDEX, BARCLAYS INDICES, NASDAQ INDEX, VALUE LINE INDEX, OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE COMPANIES BE SUBJECT TO ANY DAMAGES OR HAVE ANY LIABILITY FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES OR LOSSES, INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME, OR GOODWILL, WHETHER ARISING FROM THEIR NEGLIGENCE OR OUTHERWISE.EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN MASSMUTUAL ASCEND AND THE COMPANIES.

Neither Barclays Bank PLC (‘BB PLC’’) nor any of its affiliates (collectively ‘Barclays’) is the issuer or producer of MassMutual Ascend’s products and Barclays has no responsibilities, obligations or duties to investors in MassMutual Ascend’s products. The Barclays US 2Y Treasury Futures Index, Barclays US 5Y Treasury Futures Index, Barclays US 10Y Treasury Futures Index, and Barclays US 30Y Treasury Futures Index (collectively, the “Indices”), together with any Barclays indices that are components of the Indices, are trademarks owned by Barclays and, together with any component indices and index data, are licensed for use by MassMutual Ascend as the issuer or producer of MassMutual Ascend’s products (the ‘Issuer’).

Barclays’ only relationship with the Issuer in respect of the Indices is the licensing of the Indices, which are administered, compiled and published by BB PLC in its role as the index sponsor (the ‘Index Sponsor’) without regard to the Issuer or MassMutual Ascend’s products or investors in MassMutual Ascend’s products . Additionally, MassMutual Ascend as issuer or producer of MassMutual Ascend’s products may for itself execute transaction(s) with Barclays in or relating to the Indices in connection with MassMutual Ascend’s products . Investors acquire MassMutual Ascend’s products from MassMutual Ascend and investors neither acquire any interest in the Indices nor enter into any relationship of any kind whatsoever with Barclays upon making an investment in MassMutual Ascend’s products . MassMutual Ascend’s products are not sponsored, endorsed, sold or promoted by Barclays and Barclays makes no representation regarding the advisability of MassMutual Ascend’s products or use of the Indices or any data included therein. Barclays shall not be liable in any way to the Issuer, investors or to other third parties in respect of the use or accuracy of the Indices or any data included therein.

Barclays Index Administration (“BINDA”), a distinct function within BB PLC, is responsible for day-to-day governance of BB PLC’s activities as Index Sponsor. To protect the integrity of Barclays’ indices, BB PLC has in place a control framework designed to identify and remove and/or mitigate (as appropriate) conflicts of interest. Within the control framework, BINDA has the following specific responsibilities:

•	oversight of any third party index calculation agent;

•	acting as approvals body for index lifecycle events (index launch, change and retirement); and

•	resolving unforeseen index calculation issues where discretion or interpretation may be required (for example: upon the occurrence of market disruption events).

To promote the independence of BINDA, the function is operationally separate from BB PLC’s sales, trading and structuring desks, investment managers, and other business units that have, or may be perceived to have, interests that may conflict with the independence or integrity of Barclays’ indices.

Notwithstanding the foregoing, potential conflicts of interest exist as a consequence of BB PLC providing indices alongside its other businesses. Please note the following in relation to Barclays’ indices:

•	BB PLC may act in multiple capacities with respect to a particular index including, but not limited to, functioning as index sponsor, index administrator, index owner and licensor.

•

Sales, trading or structuring desks in BB PLC may launch products linked to the performance of a index. These products are typically hedged by BB PLC’s trading desks. In hedging an index, a trading desk may purchase or sell constituents of that index. These purchases or sales may affect the prices of the index constituents which could in turn affect the level of that index.

•	BB PLC may establish investment funds that track an index or otherwise use an index for portfolio or asset allocation decisions.

The Index Sponsor is under no obligation to continue the administration, compilation and publication of the Indices or the level of the Indices. While the Index Sponsor currently employs the methodology ascribed to the Indices (and application of such methodology shall be conclusive and binding), no assurance can be given that market, regulatory, juridical, financial, fiscal or other circumstances (including, but not limited to, any changes to or any suspension or termination of or any other events affecting any constituent within the Index) will not arise that would, in the view of the Index Sponsor, necessitate an adjustment, modification or change of such methodology. In certain circumstances, the Index Sponsor may suspend or terminate the Indices. The Index Sponsor has appointed a third-party agent (the ‘Index Calculation Agent’) to calculate and maintain the Indices. While the Index Sponsor is responsible for the operation of the Indices, certain aspects have thus been outsourced to the Index Calculation Agent.

Barclays

1. makes no representation or warranty, express or implied, to the Issuer or any member of the public regarding the advisability of investing in transactions generally or the ability of the Indices to track the performance of any market or underlying assets or data; and

2. has no obligation to take the needs of the Issuer into consideration in administering, compiling or publishing the Indices.

Barclays has no obligation or liability in connection with administration, marketing or trading of MassMutual Ascend’s products .

The licensing agreement between MassMutual Ascend and BB PLC is solely for the benefit of MassMutual Ascend and Barclays and not for the benefit of the owners of MassMutual Ascend’s products , investors or other third parties.

BARCLAYS DOES NOT GUARANTEE, AND SHALL HAVE NO LIABILITY TO THE PURCHASERS AND TRADERS, AS THE CASE MAY BE, OF THE TRANSACTION OR TO THIRD PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE INDICES OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE INDICES. BARCLAYS MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDICES INCLUDING, WITHOUT LIMITATION, THE INDICES, OR ANY DATA INCLUDED THEREIN. IN NO EVENT SHALL BARCLAYS HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, OR ANY LOST PROFITS, EVEN IF NOTIFIED OF THE POSSIBLITY OF SUCH DAMAGES SAVE TO THE EXTENT THAT SUCH EXCLUSION OF LIABILITY IS PROHIBITED BY LAW.

None of the information supplied by Barclays and used in this publication may be reproduced in any manner without the prior written permission of Barclays Bank PLC. Barclays Bank PLC is registered in England No. 1026167. Registered office 1 Churchill Place London E14 5HP.

Index Values

For Indexed Strategies that use the S&P 500 Index or the First Trust Barclays Edge Index, the Index is the level of the S&P 500 Index or the First Trust Barclays Edge Index at the applicable Market Close. For Indexed Strategies that use the SPDR Gold Shares ETF, iShares MSCI EAFE ETF, or the iShares U.S. Real Estate ETF, the Index is the applicable exchange-traded fund’s share price on the NYSE Arca at the applicable Market Close.

We will use consistent sources to obtain the values of an Index. We currently obtain the values for the S&P 500 Index and the SPDR Gold Shares ETF from S&P Dow Jones Indices LLC and the values for the iShares MSCI EAFE ETF and iShares U.S. Real Estate ETF from BlackRock, Inc., and the value of the First Trust Barclays Edge Index from Bloomberg Index Services Limited. If those sources are no longer available, we will select an alternative published source(s) to obtain such values.

Index Replacement

We may replace an Index, including the MVA Index, if it is discontinued or we are no longer able to use it, its calculation changes substantially, or we determine that hedging instruments are difficult to acquire or the cost of hedging becomes excessive. We may do so at the end of a Term or during a Term. We will notify you in writing at least 30 days before we replace an Index.

We would attempt to choose a replacement Index that is similar to the old Index. To determine if a new Index is similar, we will consider factors such as asset class, index composition, strategy or methodology inherent to the index and index liquidity.

If we replace an Index connected to an Indexed Strategy during a Term, we will calculate the rise and fall in the Index using the old Index up until the replacement date. After the replacement date, we will calculate the rise and fall in the Index using the new Index, but with a modified start of Term value for the new Index. The modified start of Term value for the new index will reflect the rise or fall in the Index for the old Index from the start of the Term to the replacement date.

If we replace an Index, the Caps and Upside Participation Rates for the Term and the Downside Participation Rate, Floor, or Buffer will not change.

Example. These examples are intended to show how we would calculate the Strategy value on any day during a Term if we have replaced an Index during the Term. This example assumes: (1) you allocate $50,000 to an Indexed Strategy with a Cap of 8%; (2) the replacement is made on day 90 of the Term; and (3) no Performance Lock election has been made. To simplify the example, we assume that you take no withdrawals during the Term.

Rise or Fall of Index on Replacement Date for Old Index
Old Index at Term start	1000

Old Index on replacement date	1050

Rise or fall of old Index on replacement date	(1050 - 1000) / 1000 = 5.00%

The 5% rise in the old Index on the replacement date is then used to calculate the modified start of Term value for the new Index.

Modified Start of Term Value for New Index
Rise in old Index on replacement date	5.00%
New Index on replacement date	1785
Modified start of Term value for new Index	1785 / (100% + 5.00%) = 1700

The modified start of Term value for the new Index is then used to calculate the Indexed Strategy value on any date after the replacement date, including the value at the Term end.

Indexed Strategy Value at Term End
Investment Base at Term start	$50,000

Modified start of Term value for new Index	1700

Value of new Index at Term end	1853

Rise in new Index	(1853 - 1,700) / 1700) = 9.00%

Cap	8.00%

Rise in new Index limited by Cap	8.00%

Increase as a percentage	8.00% x 100% = 8.00%

Dollar amount of increase	$50,000 x 8.00% = $4,000

Strategy value at Term end	$50,000 + $4,000 = $54,000

Example 2. This example illustrates a situation where the old Index has fallen at the time of its replacement.

Change in Index on Replacement Date for Old Index
Old Index at Term start	1000

Old Index on replacement date	950

Change in old Index on replacement date	(950 - 1000) / 1000 = -5.00%

The 5% fall in the old Index on the replacement date is then used to calculate the modified start of Term value for the new Index.

Modified Start of Term Value for New Index
Change in old Index on replacement date	-5.00%

New Index on replacement date	1786

Modified start of Term value for new Index	1786 / (100% - 5.00%) = 1880

The modified start of Term value for the new Index is then used to calculate the Indexed Strategy value on any date after the replacement date, including the value at the Term end.

Indexed Strategy Value at Term End

Investment Base at Term start	$50,000

Modified start of Term value for new Index	1880

Value of new Index at Term end	1598

Change in new Index	(1598 - 1800) / 1700) = -15.00%

Floor	-10%

Change in new Index limited by Floor	-10.00%

Change as a percentage	-10.00% x 100% = -10.00%

Dollar amount of change	$50,000 x -10.00% = -$5,000

Strategy value at Term end	$50,000 - $5,000 = $45,000

CAPS, BUFFERS, FLOORS, AND PARTICIPATION RATES

We set limits for the increase and reduction in the value of an Indexed Strategy (measured from the start of the Term to end of the Term). We limit increases with a Cap or an Upside Participation Rate. We limit reductions with a Downside Participation Rate, a Floor, or a Buffer. For information about the current Caps and Participation Rates offered for new Contracts, please contact your registered representative or refer to our website (www.massmutualascend.com/RILArates).

Cap. The Cap for an Indexed Strategy is the largest rise in the Index (measured from the start of the Term to end of the Term) that is taken into account to determine the Strategy value at the end of that Term. Before the end of a Term, the Cap is reflected in the formulas that we use to calculate the Net Option Price.

•	The Cap will vary among Indexed Strategies.

•	The Cap for a given Indexed Strategy will vary from Term to Term.

•	We guarantee that the Cap for a Term of an Indexed Strategy will never be less than 1%.

•	For each Term, your return on a Cap Strategy may be less than any rise in the Index over that Term.

•	For each Term, your return on a Cap Strategy may be less than the Cap for that Term.

Upside Participation Rate. The Upside Participation Rate for an Indexed Strategy is your share of any rise in the Index (measured from the start of the Term to end of the Term) that is taken into account to determine the Strategy value at the end of that Term. Before the end of a Term, the Upside Participation Rate is reflected in the formulas that we use to calculate Net Option Price.

•	The Upside Participation Rate will vary among Indexed Strategies.

•	The Upside Participation Rate for a given Indexed Strategy will vary from Term to Term.

•	We guarantee that the Upside Participation Rate for a Term of an Indexed Strategy will never be less than 5%.

•	For each Term, your return on an Upside Participation Rate Strategy will be less than any rise in the Index over that Term unless the Upside Participation Rate equals or exceeds 100%.

Caps and Upside Participation Rates. We set Caps and Upside Participation Rates based on the length of the Term, the cost of hedging, interest rates, and other market factors. On a non-discriminatory basis, we may also take into account the amount of the Purchase Payments received for a Contract. The Caps and Upside Participation Rates for Contracts with larger Purchase Payments may be higher than the Caps and Upside Participations Rates for Contracts with smaller Purchase Payments. You may obtain information regarding these Caps and Upside Participation Rates by calling 1-800-789-6771 or on our website (www.massmutualascend.com/RILArates).

Caps and Upside Participation Rates for Initial Terms. Each Purchase Payment that you allocate to an Indexed Strategy is applied to an initial Term of that Indexed Strategy on the first Strategy Application Date on or after the date that the payment is received. The Caps and Upside Participation Rates for each Strategy Application Date may vary. We will publish the Caps and Upside Participation Rates for the next Strategy Application Date on our website (www.massmutualascend.com/RILArates) by the close of the prior Strategy Application Date. If we receive the application for the Contract within eight days after the date you sign it, we will guarantee the Caps and Upside Participation Rates in effect on the date you signed the application for all Purchase Payments received by us on or before the third Strategy Application Date that occurs on or after the date of the application.

If we receive the signed application within eight days after the date you sign it, then for any 1-year Indexed Strategy:

•

For Purchase Payments applied to an initial Term starting on the first Strategy Application Date on or after the application date, the Cap or Upside Participation Rate will be the Cap or Upside Participation Rate in effect on the date you signed the application.

•

For Purchase Payments applied to an initial Term starting on one of the next two Strategy Application Dates, the Cap or Upside Participation Rate will be the higher of the Cap or Upside Participation Rate in effect on the date you signed the application or the Cap or Upside Participation Rate otherwise in effect for that Strategy Application Date.

•

For Purchase Payments applied to an initial Term starting on a later Strategy Application Date, the Cap or Upside Participation Rate will be the Cap or Upside Participation Rate in effect for that Strategy Application Date.

If we receive the signed application within eight days after the date you sign it, then for the 6-year Indexed Strategy:

•

For Purchase Payments applied to an initial Term starting on the first Strategy Application Date on or after the application date or one of the next two Strategy Application Dates, the Cap or Upside Participation Rate will be the Cap or Upside Participation Rate in effect on the date you signed the application.

•

For Purchase Payments applied to an initial Term starting on a later Strategy Application Date, the Cap or Upside Participation Rate will be the Cap or Upside Participation Rate in effect for that Strategy Application Date.

If we receive the signed application more than eight days after the date you sign it, then the guarantee does not apply and the Cap or Upside Participation Rate for each Purchase Payment applied to an Initial Term will be the Cap or Upside Participation Rate in effect for that Strategy Application Date.

Example 1: You sign an application for a Contract on May 1 and allocate all of your Purchase Payments to the S&P 500 1-year 50% Downside Participation Rate with Upside Participation Rate Strategy. On the date of the application, the Upside Participation Rate for the first Strategy Application Date (May 6) is 80%. We receive the application and the first Purchase Payment from you on May 8 and the second Purchase Payment from you on May 23. The Upside Participation Rate for the second Strategy Application Date (May 20) is 85% and the Upside Participation Rate for the third Strategy Application Date (June 6) is 75%.

In this case, the initial 1-year Term for the first Purchase Payment would begin on May 20 and would have an 85% Participation Rate (the higher of the May 6 rate or the May 20 rate). The initial 1-year Term for the second Purchase Payment would begin on June 6 and would have an 80% Participation Rate (the higher of the May 6 rate or the June 6 rate).

If we had not received your signed application until May 10 (more than eight days after the date you signed the application), then you would not qualify for the rate guarantee, and the initial 1-year Term for the first Purchase Payment received on May 8 would have an 85% Participation Rate (the May 20 rate effective for Purchase Payments received between May 7 and May 20), and the initial 1-year Term for the second Purchase Payment received on May 23 would have a 75% Participation Rate (the June 6 rate effective for Purchase Payments received between May 21 and June 6).

Example 2: You sign an application for a Contract on May 1 and allocate all of your Purchase Payments to the 6-year Indexed Strategy. On the date of the application, the Upside Participation Rate for the first Strategy Application Date (May 6) is 105%. We receive the application and the first Purchase Payment from you on May 8 and the second Purchase Payment from you on May 23. The Upside Participation Rate for the second Strategy Application Date (May 20) is 110% and the Upside Participation Rates for the third Strategy Application Date (June 6) is 95%.

In this case, the initial 6-year Term for the first Purchase Payment would begin on May 20 and would have a 105% Participation Rate (the May 6 rate), and the initial 6-year Term for the second Purchase Payment would have a 105% Participation Rate (the May 6 rate).

If we had not received your signed application until May 10 (more than eight days after the date you signed the application), then the initial 6-year Term for the first Purchase Payment would have an 110% Participation Rate (the May 20 rate), and the initial 6-year Term for the second Purchase Payment would have a 95% Participation Rate (the June 6 rate).

Caps and Upside Participation Rate for Subsequent Terms. At least 30 days before the end of each Term, we will send you a written notice with information about the Indexed Strategies that will be available for the next Term, and will indicate the date by which the Caps and Upside Participation Rates will be posted on our website. The Caps and Participation Rates for the next Term will be available on our website (www.massmutualascend.com/RILArates) at least 10 days before the start of the Term. You should consider this information before finalizing your renewal or reallocation decision.

Downside Participation Rate. The Downside Participation Rate for an Indexed Strategy is your share of any fall in the Index for the Term that is taken into account to determine the Strategy value at the end of that Term. Before the end of a Term, the Downside Participation Rate is reflected in the formulas that we use to calculate the Net Option Price.

For each Term of each Downside Participation Rate Strategy that we currently offer for this Contract, the Downside Participation Rate is 50%. The Downside Participation Rate for an Indexed Strategy that is available on the Contract Effective Date will not change.

In the future, we may offer a new Strategy with a Downside Participation Rate that is less than 50%, but we will not offer a new Strategy with a Downside Participation Rate that is more than 50%.

Buffer. The Buffer for an Indexed Strategy provides a buffer against the first 10% of any fall in the Index for the Term when determining the Strategy value at the end of that Term. Before the end of a Term, the Buffer is reflected in the formulas that we use to calculate the Net Option Price.

For each Term of each Buffer Strategy that we currently offer for this Contract, the Buffer is 10%. The Buffer for an Indexed Strategy that is available on the Contract Effective Date will not change.

In the future, we may offer a new Strategy with a Buffer that is more than 10%, but we will not offer a new Strategy with a Buffer that is less than 10%.

Floor. The Floor for an Indexed Strategy is the portion of any fall in the Index for the Term that is taken into account when determining the Strategy value at the end of that Term. Before the end of a Term, the Floor is reflected in the formulas that we use to calculate the Net Option Price.

For each Term of the Floor Strategy that we currently offer for this Contract, the Floor is -10%. The Floor for an Indexed Strategy that is available on the Contract Effective Date will not change.

In the future, we may offer a new Strategy with a Floor that is less negative than -10%, but we will not offer a new Strategy with a Floor that is more negative than -10%.

INDEXED STRATEGY VALUE AT END OF TERM

On or after the final Market Day of a Term, unless you have made a Performance Lock election, the value of an Indexed Strategy is the Investment Base increased for any rise in the applicable Index or decreased for any fall in the applicable Index over that Term. If you have made a Performance Lock election, then the normal rules set out in this section do not apply, and the value at the end of a Term is determined as described under Indexed Strategy Value After Performance Lock Election section on page [    ].

Any increase or decrease is based on the rise or fall in the applicable Index since the start of that Term. This rise or fall is expressed as a percentage of the Index at the start of the Term. It is measured from the Index at the last Market Close on or before the first day of that Term to the Index at the final Market Close of the Term.

Example. The Index was 1000 at the last Market Close on or before for first day of a Term.

•	If the Index at the final Market Close of the Term is 1065, then the Index has risen by 6.5% ((1065 – 1000) / 1000).

•	If the Index at the final Market Close of the Term is 925, then the Index has fallen by 7.5% ((925 – 1000) / 1000).

Floor with Cap Indexed Strategy

In the absence of a Performance Lock election, here are the formulas that we use to calculate the Strategy value at the end of a Term of a Floor with Cap Indexed Strategy.

Strategy value at end of Term = Investment Base + dollar amount of increase or decrease

Dollar amount of increase or decrease = Investment Base x increase or decrease percentage

Increase percentage = any rise in the Index for the Term, but never more than the Cap

Decrease percentage = any fall in the Index for the Term but never more than the Floor

Example. At the beginning of a Term, you allocate $100,000 to an Indexed Strategy with a -10% Floor and a 14% Cap. To simplify the example, we assume that you do not take any withdrawals during that Term, which means your Investment Base at the end of that Term is $100,000. You have not made a Performance Lock election.

	At Final Market Close of Term	At Final Market Close of Term

Rise or fall in Index	+16%	–16%

Increase or decrease percentage	+14% (16% > 14% Cap)	–10% (-10% Floor)

Dollar amount of increase or decrease	+14,000 ($100,000 x 14%)	–10,000 ($100,000 x –10%)

Strategy value at end of Term	$114,000 ($100,000 + $14,000)	$90,000 ($100,000 - $10,000)

Buffer with Cap Indexed Strategy

In the absence of a Performance Lock election, here are the formulas that we use to calculate the Strategy value at the end of a Term of Buffer with Cap Indexed Strategy.

Strategy value at end of Term = Investment Base + dollar amount of increase or decrease

Dollar amount of increase or decrease = Investment Base x increase or decrease percentage

Increase percentage = any rise in the Index for the Term, but never more than the Cap

Decrease percentage = any fall in the Index for the Term that is greater than the Buffer

Example. At the beginning of a Term, you allocate $100,000 to an Indexed Strategy with a 10% Buffer and a 14% Cap. To simplify the example, we assume that you do not take any withdrawals during that Term, which means your Investment Base at the end of that Term is $100,000. You have not made a Performance Lock election.

	At Final Market Close of Term	At Final Market Close of Term

Rise or fall in Index	+16%	–16%

Increase or decrease percentage	+14% (16% > 14% Cap)	–6% (-16% - (-10%))

Dollar amount of increase or decrease	+14,000 ($100,000 x 14%)	–6,000 ($100,000 x –6%)

Strategy value at end of Term	$114,000 ($100,000 + $14,000)	$94,000 ($100,000 - $6,000)

Participation Rate Indexed Strategy (Strategy with Upside Participation Rate and Downside Participation Rate)

In the absence of a Performance Lock election, here are the formulas that we use to calculate the Strategy value at the end of a Term of a Participation Rate Indexed Strategy.

Strategy value at end of Term = Investment Base + dollar amount of increase or decrease

Dollar amount of increase or decrease = Investment Base x increase or decrease percentage

Increase percentage = any rise in the Index for the Term x Upside Participation Rate

Decrease percentage = any fall in the Index for the Term x Downside Participation Rate

Example. At the beginning of a Term, you allocate $100,000 to an Indexed Strategy with a 75% Upside Participation Rate and a 50% Downside Participation Rate. To simplify the example, we assume that you do not take any withdrawals during that Term, which means that your Investment Base at the end of that Term is $100,000. You have not made a Performance Lock election.

	At Final Market Close of Term	At Final Market Close of Term

Rise or fall in Index	+16%	–16%

Increase or decrease percentage	+12% (75% of 16%)	–8% (50% of –16%)

Dollar amount of increase or decrease	+12,000 ($100,000 x 12%)	–8,000 ($100,000 x –8%)

Strategy value at end of Term	$112,000 ($100,000 + $12,000)	$92,000 ($100, 000 - $8,000)

Buffer with Participation Rate Indexed Strategy

In the absence of a Performance Lock election, here are the formulas that we use to calculate the Strategy value at the end of a Term of a Buffer with Participation Rate Indexed Strategy.

Strategy value at end of Term = Investment Base + dollar amount of increase or decrease

Dollar amount of increase or decrease = Investment Base x increase or decrease percentage

Increase percentage = any rise in the Index for the Term x Upside Participation Rate

Decrease percentage for Buffer Strategies = any fall in the Index for the Term that is greater than the Buffer

Example. At the beginning of a Term, you allocate $100,000 to an Indexed Strategy with a 10% Buffer and a 130% Upside Participation Rate. To simplify the example, we assume that you do not take any withdrawals during that Term, which means that your Investment Base at the end of that Term is $100,000. You have not made a Performance Lock election.

	At Final Market Close of Term	At Final Market Close of Term

Rise or fall in Index	+16%	–16%

Increase or decrease percentage	+20.8% (130% of 16%)	–6% (-16% - (-10%))

Dollar amount of increase or decrease	+20,800 ($100,000 x 20.8%)	–6,000 ($100,000 x –6%)

Strategy value at end of Term	$120,800 ($100,000 + $20,800)	$94,000 ($100,000 - $6,000)

INDEXED STRATEGY VALUE BEFORE END OF TERM

Before the final Market Day of a Term, unless you have made a Performance Lock election, the value of an Indexed Strategy is the Investment Base increased or decreased by the Daily Value Percentage. If you have made a Performance Lock election, then the normal rules set out in this section do not apply, and the value after the effective date of the Performance Lock election through the end of the Term is determined as described under Indexed Strategy Value After Performance Lock Election section below.

In the absence of a Performance Lock election, here are the formulas that we use to calculate the Strategy value before the end of a Term.

Strategy value before end of Term = Investment Base + dollar amount of increase or decrease

Dollar amount of increase or decrease = Investment Base x Daily Value Percentage

Daily Value Percentage = Net Option Price – Amortized Option Cost – Trading Cost

Net Option Price

The Net Option Price is one part of the Daily Value Percentage. The Net Option Price is based on the calculated prices of hypothetical options that represent the projected changes in the Index over the full Term. The mathematical model we use to price those options is described in the Option Prices section of this prospectus.

Net Option Price for Floor with Cap Strategy

For an Indexed Strategy with a Floor and a Cap, four option prices are included in the calculation of the Net Option Price.

•	ATM Call Option Price, which represents the possible rise in the Index

•	OTM Call Option Price, which is subtracted in order to limit any rise in the Index to the Cap

•	ATM Put Option Price, which is subtracted and represents the possible fall in the Index

•	OTM Put Option Price, which is added in order to limit any fall in the Index and is limited to the Floor.

The Net Option Price as of a Market Close is a percentage equal to: (1) the ATM Call Option Price at the Market Close; minus (2) the OTM Call Option Price at the Market Close; (3) minus the ATM Put Option Price at the Market Close; and (4) plus the OTM Put Option at the Market Close.

It is important to note that the Net Option Price will almost always be less than any rise in the Index because, when we calculate the Net Option Price, we subtract the amount by which the ATM Put Option Price exceeds the OTM Put Option Price, and the ATM Put Option Price always exceeds the OTM Put Option Price because the ATM Put Option Price represents the constant present potential for a fall in the Index before the end of the Term, while the OTM Put Option Price represents the lesser/included potential for a fall in the Index of more than the -10% Floor.

Net Option Price for Buffer with Cap Strategy

For an Indexed Strategy with a Buffer and a Cap, three option prices are included in the calculation of the Net Option Price.

•	ATM Call Option Price, which represents the possible rise in the Index

•	OTM Call Option Price, which is subtracted in order to limit any rise in the Index by the Cap

•	OTM Put Option Price, which represents the possible fall in the Index and is limited by the Buffer in order to reflect your share in any such fall.

The Net Option Price as of a Market Close is a percentage equal to: (1) the ATM Call Option Price at the Market Close; minus (2) the OTM Call Option Price at the Market Close; and (3) minus the OTM Put Option at the Market Close.

It is important to note that the Net Option Price will almost always be less than any rise in the Index because, when we calculate the Net Option Price, we subtract the OTM Put Option Price, and the OTM Put Option Price is always above zero due to the constant present potential for a fall in the Index in excess of the Buffer before the end of the Term.

Net Option Price for Buffer with Participation Rate Strategy

For an Indexed Strategy with a Buffer and an Upside Participation Rate, two option prices are included in the calculation of the Net Option Price.

•	ATM Call Option Price, which represents the possible rise in the Index and is multiplied by the Upside Participation Rate in order to reflect your share in any such rise.

•	OTM Put Option Price, which represents the possible fall in the Index and is limited by the Buffer in order to reflect your share in any such fall.

The Net Option Price as of a Market Close is a percentage equal to: (1) the ATM Call Option Price at the Market Close multiplied by the Upside Participation Rate; minus (2) the OTM Put Option Price at the Market Close.

Net Option Price for Participation Rate Strategy (Strategy with Upside Participation Rate and Downside Participation Rate)

For an Indexed Strategy with an Upside Participation Rate and a Downside Participation Rate, two option prices are included in the calculation of the Net Option Price.

•	ATM Call Option Price, which represents the possible rise in the Index and is multiplied by the Upside Participation Rate in order to reflect your share in any such rise

•	ATM Put Option Price, which represents the possible fall in the Index and is multiplied by the Downside Participation Rate in order to reflect your share in any such fall.

The Net Option Price as of a Market Close is a percentage equal to: (1) the ATM Call Option Price at the Market Close multiplied by the Upside Participation Rate; minus (2) the ATM Put Option Price at the Market Close multiplied by the Downside Participation Rate

It is important to note that the Net Option Price will almost always be less than any rise in the Index because, when we calculate the Net Option Price, we subtract the ATM Put Option Price, and the ATM Put Option Price is always above zero due to the constant present potential for a fall in the Index before the end of the Term.

It is important to note that the Net Option Price will almost always be less than any rise in the Index because, when we calculate the Net Option Price, we subtract the OTM Put Option Price, and the OTM Put Option Price is always above zero due to the constant present potential for a fall in the Index before the end of the Term.

Amortized Option Cost

The Amortized Option Cost is one part of the Daily Value Percentage. The Amortized Option Cost starts with the Net Option Price at the beginning of a Term, which is calculated using the formulas set out above. That Net Option Price is then multiplied by the time remaining in the Term as a percentage of the length of the Term.

The Amortized Option Cost as of a Market Close is a percentage equal to: (1) the Net Option Price for the Strategy at the beginning of the Term; multiplied by (2) the number of days remaining until the final Market Close of the Term divided by 365 for a one-year Term or by 2,192 days for a six-year Term.

Trading Cost

The Trading Cost is one part of the Daily Value Percentage. The Trading Cost as of a Market Close is the estimated cost of selling the hypothetical options before the end of a Term. It is a percentage that reflects the average market difference between option average bid-ask prices and option bid prices.

Daily Value Percentage Examples

Examples. Here are examples that show how the Daily Value Percentage formula works for Indexed Strategies.

Assumptions for Examples 1 – 3

Option Price Assumptions	Price at Start of Term (as a Percentage of Index at Start of Term)	Price at Current Market Close (as a Percentage of Index at Start of Term)
ATM Call Option Price	6.00%	7.47%
OTM Call Option Price	1.15%	1.81%
ATM Put Option Price	5.40%	3.36%
OTM Put Option Price	4.50%	2.80%

Strategy Assumptions
Investment Base for each Strategy	$100,000
Cap for one-year Term	11%
Upside Participation Rate for one-year Term	75%
Days remaining to last Market Day of one-year Term	275

Trading Cost Assumption	0.15%

Example 1: -10% Floor with Cap Indexed Strategy

Current ATM Call Option Price – Current OTM Call Option Price	5.66%	(7.47% - 1.81%)
Current ATM Put Option Price – Current OTM Put Option Price	-0.56%	- (3.36% - 2.80%)

Net Option Price	= 5.10%
Initial ATM Call Option Price – Initial OTM Call Option Price	4.85%	(6.00% - 1.15%)
Initial ATM Put Option Price – Initial OTM Put Option Price	– 0.90%	- (5.40% - 4.50%)

Net Option Cost	= 3.95%
Amortization Factor for days remaining to final Market Day of Term	x 75.34%	x (275 / 365)

Amortized Option Cost	= 2.98%
Net Option Price	5.10%
Amortized Option Cost	– 2.98%
Assumed Trading Cost	– 0.15%

Daily Value Percentage	= 1.97%
Dollar amount of increase	$1,970	($100,000 x 1.970%)
Value of -10% Floor with Cap Indexed Strategy	$101,970	($100,000 + $1,970)

Example 2: 10% Buffer with Cap Indexed Strategy

Current ATM Call Option Price – Current OTM Call Option Price	5.66%	(7.47% - 1.81%)
Current OTM Put Option Price	–2.80%

Net Option Price	= 2.86%
Initial ATM Call Option Price – Initial OTM Call Option Price	4.85%	(6.00%-1.15%)
Initial OTM Put Option Price	– 4.50%
Net Option Cost	= 0.35%
Amortization Factor for days remaining to final Market Day of Term	x 75.34%	x (275 / 365)

Amortized Option Cost	0.26%
Net Option Price	2.86%
Amortized Option Cost	–0.26%
Assumed Trading Cost	– 0.15%

Daily Value Percentage	= 2.45%

Increase as a dollar amount	$2,450	($100,000 x 2.45%)
Value of 10% Buffer with Cap Indexed Strategy	$102,450	($100,000 + $2,450)

Example 3: 50% Downside Participation Rate with Upside Participation Rate Indexed Strategy

Current ATM Call Option Price x Upside Participation Rate	5.60%	(75% of 7.47%)
Current ATM Put Option Price x Downside Participation Rate	– 1.68%	- (50% of 3.36%)

Net Option Price	= 3.92%
Initial ATM Call Option Price x Upside Participation Rate	4.50%	(75% of 6.00%)
Initial ATM Put Option Price x Downside Participation Rate	– 2.70%	- (50% of 5.40%)
Net Option Cost	= 1.80%
Amortization Factor for days remaining to final Market Day of Term	x 75.34%	x (275 / 365)

Amortized Option Cost	1.36%
Net Option Price	3.92%
Amortized Option Cost	–1.36%
Assumed Trading Cost	– 0.15%

Daily Value Percentage	= 2.41%

Increase as a dollar amount	$2,410	($100,000 x 2.41%)
Value of 50% Downside Participation Rate with Upside Participation Rate Indexed Strategy	$102,410	($100,000 + $2,410)

Examples. Here is an example that shows how the Daily Value Percentage formula works with a six-year Buffer Strategy. In this example, we calculate the Daily Value Percentage at the Market Close on day 2010 of a six-year Term.

Assumptions for Example 4

Option Price Assumptions	Price at Start of Term (as a Percentage of Index at Start of Term)	Price at Current Market Close (as a Percentage of Index at Start of Term)
ATM Call Option Price	20.59%	18.04%
OTM Put Option Price	15.47%	16.35%
Strategy Assumptions
Investment Base for each Strategy			$100,000
Upside Participation Rate for six-year Term			110%
Days remaining to last Market Day of six-year Term			182
Trading Cost Assumption	2.03%

Example 4: 10% Buffer with Upside Participation Rate Indexed Strategy

Current ATM Call Option Price x Upside Participation Rate	19.84%	(110	% of 18.04%)
Current OTM Put Option Price	– 16.35%

Net Option Price	= 3.49%
Initial ATM Call Option Price x Upside Participation Rate	22.65%	(110	% of 20.59%)

Initial OTM Put Option Price	– 15.47%
Net Option Cost	= 7.18%
Amortization Factor for days remaining to final Market Day of Term	x 8.30%	x (182 /2192)

Amortized Option Cost	0.60%
Net Option Price	3.49%
Amortized Option Cost	–0.60%
Assumed Trading Cost	– 2.03%

Daily Value Percentage	= 0.87%

Increase as a dollar amount	$870	($100,000 x 0.87%)
Value of 10% Buffer with Upside Participation Rate Indexed Strategy	$100,870	($100,000 + $870)

Maximum Loss Before the End of a Term

If you Surrender your Contract or take a withdrawal before the end of a Term, there is no set maximum loss because the Indexed Strategy value is determined using the Daily Value Percentage. The loss on a Floor Strategy may exceed the -10% Floor, the loss on a Participation Rate Strategy may exceed the 50% Downside Participation Rate, and a Buffer Strategy may not receive the benefit of the 10% Buffer, because the use of the Daily Value Percentage means that the Amortized Option Cost and Trading Cost are subtracted from the Strategy value. The Amortized Option Cost and Trading Cost are determined each time the Daily Value Percentage is calculated. As a result, in extreme circumstances, the total loss for an Indexed Strategy could be 100%, meaning that you would suffer a complete loss of your principal and any prior earnings. The Market Value Adjustment may make a total loss larger, but the total loss will not exceed 100%.

INDEXED STRATEGY VALUE AFTER PERFORMANCE LOCK ELECTION

For an S&P 500 Strategy or a First Trust Barclays Edge Strategy, you may make a Performance Lock election for a Term that starts on or after the later of May 7, 2023, or the date that state approval is received . If you do so, then the normal rules described in the Indexed Strategy Value at End of Term section and the Indexed Strategy Value Before End of Term section do not apply. Instead, beginning on the second Market Close following the receipt of the Performance Lock election, the Daily Value Percentage used to calculate the Strategy value through the end of the Term is locked in. Note: A Performance Lock election is not available for Contracts issued in Missouri or Nebraska.

Your Request in Good Order for a Performance Lock election must be received by the third-to-last Market Close of the Term.

If you make a Performance Lock election, here are the formulas that we use to calculate the Strategy value through the end of the Term.

Strategy value before or at end of Term = Investment Base + dollar amount of increase or decrease

Dollar amount of increase or decrease = Investment Base x locked Daily Value Percentage

Locked Daily Value Percentage = Net Option Price – Amortized Option Cost – Trading Cost, all as determined at the second Market Close following receipt of the Performance Lock election

Performance Lock Examples

Examples. Here are examples that show how the Performance Lock election works for S&P 500 or First Trust Barclays Edge Strategies.

Assumptions for Examples 1-3

Option Price Assumptions	Price at Start of Term (as a Percentage of Index at Start of Term)	Price on Lock Effective Date (as a Percentage of Index at Start of Term)
ATM Call Option Price	6.00%	7.47%
OTM Call Option Price	1.15%	1.81%
ATM Put Option Price	5.40%	3.36%
OTM Put Option Price	4.50%	2.80%

Strategy Assumptions
Investment Base for each Strategy	$100,000
Cap for one-year Term	11%
Upside Participation Rate for one-year Term	75%
Days remaining to last Market Day of one-year Term on Lock Effective Date	275

Trading Cost Assumption	0.15%

Example 1: Floor Strategy (Strategy with Cap and -10% Floor)

Lock effective date ATM Call Option Price – OTM Call Option Price	5.66%	(7.47% – 1.81%)
Lock effective date ATM Put Option Price – OTM Put Option Price	– 0.56%	- (3.36% - 2.80%)
Net Option Price on Lock effective date	= 5.10%
Initial ATM Call Option Price – Initial OTM Call Option Price	4.85%	(6.00% – 1.15%)
Initial ATM Put Option Price – Initial OTM Put Option Price	– 0.90%	- (5.40% - 4.50%)
Net Option Cost	= 3.95%
Amortization Factor for days remaining from Lock effective date to final Market Day of Term	x 75.34%	x (275 / 365)
Amortized Option Cost on Lock effective date	= 2.98%
Net Option Price	5.10%
Amortized Option Cost	– 2.98%
Assumed Trading Cost	– 0.15%
Locked Daily Value Percentage	= 1.97%
Dollar amount of increase	$1,970	($100,000 x 1.970%)
Value of -10% Floor with Cap Indexed Strategy	$101,970	($100,000 + $1,970)

Example 2: 10% Buffer with Cap Indexed Strategy

Lock effective date ATM Call Option Price – OTM Call Option Price	5.66%	(7.47%-1.81% )
Lock effective date OTM Put Option Price	–2.80%
Net Option Price on Lock effective date	= 2.86%
Initial ATM Call Option Price – Initial OTM Call Option Price	4.85%	(6.00% - 1.15% )
Initial OTM Put Option Price	– 4.50%
Net Option Cost	= 0.35%
Amortization Factor for days remaining from Lock effective date to final Market Day of Term	x 75.34%	x (275 / 365)
Amortized Option Cost on Lock effective date	0.26%
Net Option Price	2.86%
Amortized Option Cost	–0.26%
Assumed Trading Cost	– 0.15%
Locked Daily Value Percentage	= 2.45%

Dollar amount of increase	$2,450	($100,000 x 2.45%)
Value of 10% Buffer with Cap Indexed Strategy	$102,450	($100,000 + $2,450)

Example 3: 50% Downside Participation Rate with Upside Participation Rate Indexed Strategy

Lock effective date ATM Call Option Price x Upside Participation Rate	5.60%	(75% of 7.47%)
Lock effective date Current ATM Put Option Price x Downside Participation Rate	– 1.68%	- (50% of 3.36%)
Net Option Price on Lock Effective Date	= 3.92%
Initial ATM Call Option Price x Upside Participation Rate	4.50%	(75% of 6.00%)
Initial ATM Put Option Price x Downside Participation Rate	– 2.70%	- (50% of 5.40%)
Net Option Cost	= 1.80%
Amortization Factor for days remaining to final Market Day of Term	x 75.34%	x (275 / 365)
Amortized Option Cost on Lock effective date	1.36%
Net Option Price	3.92%
Amortized Option Cost	–1.36%
Assumed Trading Cost	– 0.15%
Locked Daily Value Percentage	= 2.41%
Increase as a dollar amount	$2,410	($100,000 x 2.41%)
Value of 50% Downside Participation Rate with Upside Participation Rate Indexed Strategy	$102,410	($100,000 + $2,410)

Assumptions for Example 4

Option Price Assumptions	Price at Start of Term (as a Percentage of Index at Start of Term)	Price on Lock Effective Date (as a Percentage of Index at Start of Term)
ATM Call Option Price	20.59%	18.04%
OTM Put Option Price	15.47%	16.35%
Strategy Assumptions
Investment Base for each Strategy			$100,000
Upside Participation Rate for six-year Term			110%
Days remaining to last Market Day of six-year Term			182
Trading Cost Assumption	2.03%

Example 4: 10% Buffer with Upside Participation Rate Indexed Strategy

Lock Effective Date ATM Call Option Price x Upside Participation Rate	19.84%	(110% of 18.04%)
Lock Effective Date OTM Put Option Price	– 16.35%

Net Option Price on Lock effective date	= 3.49%
Initial ATM Call Option Price x Upside Participation Rate	22.65%	(110% of 20.59%)
Initial OTM Put Option Price	– 15.47%
Net Option Cost	= 7.18%
Amortization Factor for days remaining from Lock effective date to final Market Day of Term	x 8.30%	(182 / 2192)

Amortized Option Cost on Lock effective date	0.60%
Net Option Price	3.49%
Amortized Option Cost	–0.60%
Assumed Trading Cost	– 2.03%

Locked Daily Value Percentage	= 0.87%

Increase as a dollar amount	$870	($100,000 x 0.87%)
Value of 10% Buffer with Upside Participation Rate Strategy	$100,870	($100,000 + $870)

DECLARED RATE STRATEGY

The Declared Rate Strategy earns interest at a fixed rate with annual compounding. Interest will be credited daily to amounts held under the Declared Rate Strategy. Note: The Declared Rate Strategy is not available for Contracts issued in Missouri. For Contracts issued in Missouri, see the State Variations section below for more information about the Temporary Holding Account, which has many of the same features as the Declared Rate Strategy.

Declared Rates

We will set the Declared Rate for a Term before that Term starts. It will be guaranteed for the entire Term.

At least 10 days before the initial Term starts, we will post the Declared Rate that will apply to the Declared Rate Strategy for that Term on our website (www.massmutualascend.com/RILArates).

If you are not satisfied with the Declared Rate offered for your initial Term, you may rescind your Contract by returning it and giving written notice of your decision to rescind. You will have 20 days in which to rescind your Contract. The rescission period will end at midnight of the 20th day after the date you receive your Contract. The amount to be refunded upon rescission depends on the state where your Contract was issued. Please refer to the “Right to Cancel (Free Look)” section on page [    ].

At least 10 days before the next Term starts, we will post the Declared Rate that will apply to the Declared Rate Strategy for that next Term on our website (www.massmutualascend.com/RILArates).

We may set a different Declared Rate for each subsequent Term. For a Term, different rates may apply with respect to amounts attributable to Purchase Payments received on different dates.

In any event, the Declared Rate for a Term will never be less than the guaranteed minimum interest rate set out in the Declared Rate Strategy endorsement included in your Contract. The guaranteed minimum interest rate will be at least equal to the minimum interest rate required for fixed annuity contracts by state Standard Nonforfeiture Law that is in effect on the date that the Contract is issued.

Term

Each Term of the Declared Rate Strategy is one year long and will start and end on a Strategy Application Date. A new Term will start at the end of the preceding Term.

If you make only one Purchase Payment or you make all of your Purchase Payments before the initial Strategy Application Date, then each Term of the Declared Rate Strategy will end on the same date in any given year. If you make a Purchase Payment after the initial Strategy Application Date, then your Purchase Payments will be applied to the Crediting Strategies on different Strategy Application Dates. In this case, the Declared Rate Strategy will have Terms that end on different dates in any given year.

Declared Rate Strategy Value

The value of the Declared Rate Strategy is equal to:

•	the amounts applied to the Strategy at the start of the current Term; minus

•	each withdrawal taken from the Strategy during the current Term; plus

•	interest that we have credited on the balances in the Strategy for the current Term.

The rise or fall of an Index does not affect the value of the Declared Rate Strategy. A withdrawal from the Declared Rate Strategy reduces the Declared Rate Strategy value by an amount equal to the withdrawal.

Allocation Limit

When a Purchase Payment is applied to Crediting Strategies, the percentage of the Purchase Payment Account applied to the Declared Rate Strategy cannot exceed the Allocation Limit of 12%. When ending values are reallocated to Crediting Strategies at the end of a Term, the percentage of the Account Value to be applied to the Declared Rate Strategy cannot exceed the Allocation Limit. If you do not make a request to reallocate the ending values of your Crediting Strategies for a given Term, the ending value of the Declared Rate Strategy may be applied to a new Term of that same Strategy even if it exceeds the Allocation Limit for the Declared Rate Strategy.

PURCHASE

You may purchase a Contract only through a registered representative of a broker-dealer that has a selling agreement with our affiliated underwriter, MM Ascend Life Investor Services, LLC.

Any Owner or Annuitant must be age 80 or younger on the Contract Effective Date. To determine eligibility, we will use the person’s age on his/her last birthday. We may make exceptions with respect to the maximum issue age in our discretion.

The Contract is not available in all states. To find out if it is available in the state where you live, ask your registered representative. The Contract may not be available for purchase during certain periods. There are a number of reasons why the Contract periodically may not be available, including that we want to limit the volume of sales of the Contract. You may wish to speak to your registered representative about how this may affect your purchase. For example, in order to purchase the Contract, you may be required to submit your application prior to a specific date. In that case, if there is a delay because your application is incomplete or otherwise not in good order, you might not be able to purchase the Contract. Your broker-dealer may impose conditions on the purchase of the Contract, such as a lower maximum issue age, than we or other selling firms impose. We reserve the right to reject any application at our discretion. We also reserve the right to discontinue the sale of the Contracts at any time.

Purchase Payments

The Contract is a modified single premium annuity contract. This means you may make one or more Purchase Payments during the purchase payment period. The purchase payment period begins on the Contract Effective Date. It will end two months after the Contract Effective Date.

We must receive your initial Purchase Payment on or before the Contract Effective Date. We must receive each additional Purchase Payment on or before the last day of the purchase payment period. We will not accept any Purchase Payment that we receive after the date that the Contract is cancelled or Surrendered or after a death for which a Death Benefit is payable.

The initial Purchase Payment must be at least $25,000. Each additional Purchase Payment must be at least $10,000. You will need our prior approval if you want to make a Purchase Payment(s) of more than $1,500,000.

We reserve the right to refuse a Purchase Payment made in the form of a personal check in excess of $100,000. We may accept a Purchase Payment over $100,000 made in other forms, such as EFT/wire transfers, or certified checks or other checks written by financial institutions. We will not accept a Purchase Payment(s) made with cash, money orders, or traveler’s checks.

Exchanges, Transfers, or Rollovers

If you own an annuity or tax-qualified account, you may be able to exchange it for an Index Achiever Advisory annuity, directly transfer it to an Index Achiever Advisory annuity, or roll it over to an Index Achiever Advisory annuity without paying taxes. Before you do, compare the benefits, features, and costs of each annuity or account. You may pay an early withdrawal charge under the old annuity or account. You may pay a Market Value Adjustment if you later take withdrawals from your Index Achiever Advisory annuity in excess of the amount in the Declared Rate Strategy. Please note that some financial professionals may have a financial incentive to offer this Contract in place of the one the investor already owns. Ask your registered representative whether an exchange, transfer, or rollover would be advantageous, based on the features, benefits, and charges of the Index Achiever Advisory annuity.

If you purchase your Contract with an exchange, transfer, or rollover, a delay in processing the exchange, transfer, or rollover may delay the issuance of your new Contract or prevent the application of additional Purchase Payments to your new Contract.

You should only exchange your existing contract for this Contract if you determine after comparing the features, fees, and risks of both contracts that it is preferable for you to purchase this Contract rather than continuing to own your existing contract.

Application of Purchase Payments

Each Purchase Payment will be held in the Purchase Payment Account until it is applied to a Crediting Strategy on a Strategy Application Date. On each Strategy Application Date, we will apply the then current balance of the Purchase Payment Account to the Crediting Strategies you selected.

We will credit interest daily on amounts held in the Purchase Payment Account at the annual effective rate set out in your Contract. This rate will be at least 1%.

In certain states, we are required to give back your Purchase Payment(s) if you decide to cancel your Contract during the free look period. If we are required by law to refund your Purchase Payment(s), we reserve the right to hold your Purchase Payment(s) in the Purchase Payment Account until the first Strategy Application Date on or after the end of the free look period. For those states,if you cancel your Contract before that Strategy Application Date, we will refund your Purchase Payment(s) but you will forfeit any interest credited to the Purchase Payment Account or other increase in the Account Value.

Purchase Payment Account Value

On any day, the value of the Purchase Payment Account is equal to:

•	Purchase Payments received by us plus interest earned daily; minus

•	the premium tax or other tax that may apply to the Purchase Payments; and minus

•	each withdrawal taken from the Purchase Payment Account since the last Strategy Application Date.

Unforeseen Processing Delays

We are exposed to risks related to natural and man-made disasters and catastrophes, such as (but not limited to) storms, fires, floods, earthquakes, public health crises, malicious acts, and terrorist acts, any of which could adversely affect our ability to conduct business. A natural or man-made disaster or catastrophe, including a pandemic (such as COVID-19), could affect the ability or willingness of our employees or the employees of our service providers to perform their job responsibilities. While many of our employees and the employees of our service providers are able to work remotely, those remote work arrangements may result in our business operations being less efficient than under normal circumstances and could lead to delays in our processing of contract-related transactions, including orders from contract owners. Catastrophic events may negatively affect the computer and other systems on which we rely, impact our ability to calculate values under your Contract, or have other possible negative impacts. There can be no assurance that our service providers will be able to successfully avoid negative impacts associated with natural and man-made disasters and catastrophes.

A processing delay will not affect the effective date as of which we process transactions, including orders from contract owners, the date that a Term begins or ends, or the values used to process the transaction.

INITIAL STRATEGY SELECTIONS

You make your initial selection of Crediting Strategies in your purchase application. Your initial selection is set out on your Contract Specifications Page.

Your initial selection will also apply to each subsequent Purchase Payment. If you wish to change your selection for a specific Purchase Payment, we must receive a Request in Good Order that identifies the Crediting Strategies you are selecting for that Purchase Payment before the Strategy Application Date that applies to that Purchase Payment.

When you select a Crediting Strategy, you must also indicate the percentage of the Purchase Payment that you wish to allocate to that Crediting Strategy. All allocations must be in whole percentages that total 100%. We reserve the right to round amounts up or down to make whole percentages, and to reduce or increase amounts proportionally in order to total 100%.

Currently there are no limitations on the amounts that may be applied to an Indexed Strategy. When allocating or reallocating, the amount applied to the Declared Rate Strategy cannot exceed the Allocation Limit of 12%.

The S&P 500 6-Year 10% Buffer with Participation Rate Indexed Strategy is only available for Terms that begin in the first Contract Year.

We may establish minimum and maximum amounts or percentages that may be applied to a given Crediting Strategy for any future Term in our discretion. We will notify you of any such minimum or maximum. No minimum or maximum amounts or percentages shall apply to the S&P 500 1-Year 50% Downside Participation Rate with Upside Participation Rate Indexed Strategy. Selling Broker-Dealers may separately establish minimum and maximum amounts or percentages that they will allow to be allocated to a given Crediting Strategy for the initial Terms, and they may choose not to discuss or offer certain strategies for the initial Terms. We may limit the availability of a Strategy for a Term that would extend beyond the Annuity Payout Initiation Date. All Strategies may not be available in all states.

STRATEGY SELECTIONS AT TERM END

At the end of a Term, you may choose to reallocate your money among the Indexed Strategies or you may choose to take no action. If you do not send us a reallocation request, your current allocations will automatically continue in the new Term as long as the same Indexed Strategies are available.

Reallocations

At the end of a Term, you may reallocate the ending values of the Crediting Strategies for that Term among the available Strategies. You can only reallocate amounts from one Crediting Strategy to another at the end of the Term for which such amount is being held. You cannot make a reallocation at any other time.

We will send you written notice at least 30 days before the end of a Term to provide you with the opportunity to make a reallocation. We must receive your Request in Good Order for a reallocation on or before the last day of the Term. For example, if the end of a Term falls on a weekend, we must receive your request on the last Market Day before that weekend.

Continuing Allocations

You do not need to take any action if you want to continue your current allocations and all of your strategies are available for the next Term. If you do not send us a reallocation request, then we will automatically apply the ending value of each Indexed Strategy to a new Term of that same Strategy.

Unavailable Strategies

Other than the S&P 500 1-Year 50% Downside Participation Rate with Upside Participation Rate Indexed Strategy, a Crediting Strategy may be unavailable for the next Term because we are no longer offering that Strategy or we have set a minimum or maximum for that Strategy. The S&P 500 6-Year 10% Buffer with Upside Participation Rate Indexed Strategy will not be available for Terms that begin after the first Contract Year.

When an Indexed Strategy is unavailable for the next Term, you may choose to reallocate the funds held in that Strategy.

If funds are allocated to the S&P 500 6-Year 10% Buffer with Upside Participation Rate Indexed Strategy and you take no action and do not send us a reallocation request at the end of the six-year Term, then we will apply the ending value of that Strategy to a new Term of the S&P 500 1-Year 10% Buffer with Cap Indexed Strategy. For any other Crediting Strategy, if you take no action and do not send us a reallocation request, then any amount that cannot be applied to that Crediting Strategy for the next Term will be applied as follows:

1)

to another Indexed Strategy that uses the same index as the prior Indexed Strategy, has a Term that is no longer than the prior Indexed Strategy, and that has the same or most comparable positive return factors and negative return factors; or

2)	To another Indexed Strategy that uses the same index as the prior Indexed Strategy, has a Term that is no longer than the prior Indexed Strategy, and has the largest Buffer; or

3)

to another Indexed Strategy that uses the same index as the prior Indexed Strategy, has a Term that is no longer than the prior Indexed Strategy, and has the lowest percentage Downside Participation Rate; or

4)	to another Indexed Strategy that uses the same index as the prior Indexed Strategy, has a Term that is no longer than the prior Indexed Strategy, and has the least negative Floor; or

5)	to the Declared Rate Strategy to the extent it does not cause the allocation to exceed the Allocation Limit; or

6)	to the extent that it cannot be allocated to the Declared Rate Strategy, then to the S&P 500 –10% Floor Strategy.

Surrender or Withdrawal at Term End

At the end of a Term, you may choose to Surrender your Contract or to take a withdrawal from your Contract. You may do so for any reason, including dissatisfaction with the available Crediting Strategies. A Market Value Adjustment may apply on Surrender or to a withdrawal that exceeds the balance in the Declared Rate Strategy. In addition, there may be tax consequences if you Surrender your Contract or take a withdrawal. You should seek advice on tax questions based on your particular circumstances from a tax advisor.

Contract values calculated at the end of a Term will reflect the applicable Strategy values and any Market Value Adjustment that would apply upon a Surrender. The value of an Indexed Strategy at the end of the Term will not reflect any Daily Value Percentage because it is calculated based on the rise or fall of the applicable Index for the Term.

Limitations

Reallocations must be in whole percentages that total 100%. We reserve the right to round amounts up or down to make whole percentages, and to reduce or increase amounts proportionally in order to total 100%.

Any reallocation or continuing allocation will be subject to Strategy availability, minimums and maximums. Currently there are no limitations on the amounts that may be applied to any single Indexed Strategy. We may establish minimum and maximum amounts or percentages that may be applied to a given Crediting Strategy for any future Term in our discretion. We will notify you of any such minimum or maximum.

The new Term of each Strategy is subject to the Declared Rate, Cap or Upside Participation Rate in effect for that Strategy for that new Term. For example, the Upside Participation Rate for an Indexed Strategy for a new Term may be different than the Upside Participation Rate for that Indexed Strategy for the Term that is ending. The Downside Participation Rate, Floor, or Buffer will not change from Term to Term.

Availability of Strategies

We will send you a written notice at least 30 days before the end of each Term with information about the Strategies that will be available for the next Term. At least 10 days before the next Term starts, we will post the Declared Rate, Caps, and Upside Participation Rates that will apply for the next Term on our website (www.massmutualascend.com/RILArates).

The S&P 500 1-Year -10% Floor with Cap Indexed Strategy and a Declared Rate Strategy will always be available. We are not obligated to offer any one particular Declared Rate Strategy or any other particular Indexed Strategy. At the end of a Term, we can add or stop offering any Crediting Strategy at our discretion other than the S&P 500 1-Year -10% Floor with Cap Indexed Strategy. We reserve the right to limit the availability of a Strategy for a Term that would extend beyond the Annuity Payout Initiation Date. All Crediting Strategies may not be available in all states.

If we intend to add or stop offering a Crediting Strategy at the end of a Term, we will send you a notification at least 30 days before the end of the Term to provide you with the opportunity to make a reallocation. If funds are held in a Crediting Strategy that will no longer be available after the end of a Term, the funds will remain in that Strategy until the end of that Term.

Default Strategy

At the end of a Term, to the extent any amount cannot be applied to a given Crediting Strategy for the next Term because that Strategy is no longer available or the amount is under the minimum or over the maximum for that Strategy for the new Term, unless you send us a request to reallocate that amount we will apply the amount as follows:

1)

to another Indexed Strategy that uses the same index as the prior Indexed Strategy, has a Term that is no longer than the prior Indexed Strategy, and that has the same or most comparable positive return factors and negative return factors; or

2)	to another Indexed Strategy that uses the same index as the prior Indexed Strategy, has a Term that is no longer than the prior Indexed Strategy, and has the largest Buffer; or

3)

to another Indexed Strategy that uses the same index as the prior Indexed Strategy, has a Term that is no longer than the prior Indexed Strategy, and has the lowest percentage Downside Participation Rate; or

4)	to another Indexed Strategy that uses the same index as the prior Indexed Strategy, has a Term that is no longer than the prior Indexed Strategy, and has the least negative Floor; or

5)	to the Declared Rate Strategy to the extent it does not cause the allocation to exceed the Allocation Limit; or

6)	to the extent that it cannot be allocated to the Declared Rate Strategy, then to the S&P 500 –10% Floor Strategy.

For example, if you allocate only to a SPDR Gold Shares 1-Year 50% Downside Participation Rate with Upside Participation Rate Indexed Strategy and that Strategy is no longer available and you do not send us a request to reallocate, then we will apply the amount allocated to that Strategy to another SPDR Gold Shares 1-Year Indexed Strategy for the next Term if there is one. If there is more than one, we would use the priorities set out above to determine where the amount will be allocated. Under these priorities, we would apply it to any other SPDR Gold Shares 1-Year Indexed

Strategy that has both an upside participation rate and a downside participation rate. If none, then we would apply it to a SPDR Gold Shares 1-Year Buffer Indexed Strategy, or if none, then to a SPDR Gold Shares 1-Year Floor Indexed Strategy. If no other SPDR Gold Shares 1-Year Indexed Strategy exists, we will apply up to 12% of the Strategy value to the Declared Rate Strategy and the remainder to the S&P 500 1-Year –10% Floor Indexed Strategy.

If the amount to be applied exceeds the maximum, then only the excess amount will be applied using those rules. For example, if the maximum amount for a Crediting Strategy is $50,000 and the amount to be applied is $54,000, then we will apply the excess $4,000 to another Indexed Strategy that uses the same index as the prior Indexed Strategy and has a Term that is no longer than the prior Indexed Strategy. If there is more than one Indexed Strategy that uses the same index and has a Term that is no longer than the prior Indexed Strategy, then we will use the priorities set out above to determine where the excess will be applied. If no other Indexed Strategy uses the same index, then as much of the $4,000 will be allocated to the Declared Rate Strategy without exceeding the Allocation Limit, and any remainder will be allocated to the S&P 500 –10% Floor Strategy.

We must receive your Request in Good Order for a reallocation on or before the last day of the Term. For example, if the end of a Term falls on a weekend, we must receive your request on the last Market Day before that weekend.

Note: For Contracts issued in Missouri where the Declared Rate Strategy is not available, the same rules will apply except the Temporary Holding Account will be used instead of the Declared Rate Strategy.

CASH BENEFIT

Surrender

You may Surrender your Contract at any time before the earlier of: (1) the Annuity Payout Initiation Date; or (2) a death for which a Death Benefit is payable. The right to Surrender may be restricted if your Contract is purchased under an employer plan subject to IRC Section 401 (pension, profit sharing, and 401(k) plans), IRC Section 403(b) (tax-sheltered annuity plans), or IRC Section 457(b) (governmental deferred compensation plans).

A Surrender must be made by a Request in Good Order. The amount paid upon Surrender is the Surrender Value. If you Surrender your Contract, the Contract terminates.

Withdrawals

You may take a withdrawal, including a withdrawal to pay advisory fees, from your Contract at any time before the earliest of: (1) the Annuity Payout Initiation Date; (2) a death for which a Death Benefit is payable; or (3) the date that this Contract is Surrendered. The right to withdraw may be restricted if your Contract is purchased under an employer plan subject to IRC Section 401 (pension, profit sharing, and 401(k) plans), IRC Section 403(b) (tax-sheltered annuity plans), or IRC Section 457(b) (governmental deferred compensation plans).

A withdrawal must be made by a Request in Good Order. The amount of any withdrawal must be at least $500. If the withdrawal would reduce the Account Value to less than the minimum value of $5,000, we will treat the withdrawal request as a request to withdraw the maximum amount that may be taken without reducing your Account Value to less than $5,000.

We will withdraw funds from your Account Value as of the date on which we receive your Request in Good Order or any later specified effective date. You may designate the Crediting Strategy or Strategies from which a withdrawal will be taken by a Request in Good Order prior to the date of the withdrawal. If you do not make a designation, we will take the withdrawal from the Crediting Strategies in the following order:

•	first from the Purchase Payment Account;

•	then from the Declared Rate Strategy; and

•	then proportionally from the Indexed Strategies having the shortest Term.

Effect of Withdrawals

A withdrawal (including any withdrawals to pay advisory fees) reduces the Account Value on a dollar-for-dollar basis, which in turn reduces the amount payable upon Surrender, applied to the Annuity Payout Benefit, or payable as the Death Benefit. In addition, a withdrawal will proportionally reduce the Return of Premium Guarantee for the Death Benefit. Please see the example on page 43.

A withdrawal from an Indexed Strategy during the first six Contract Years (other than to pay advisory fees) will be subject to a Market Value Adjustment. When you request a withdrawal that may be subject to a Market Value Adjustment, you must tell us whether we are to adjust the amount we pay to you by the Market Value Adjustment, or whether we should pay you the specific amount and adjust your remaining Account Value to pay a negative Market Value Adjustment or receive the benefit of a positive Market Value Adjustment.

If a withdrawal and any related Market Value Adjustment is taken from an Indexed Strategy before the end of a Term, the reduction in the Strategy value is determined by the Daily Value Percentage on the date of the withdrawal. The Investment Base used to calculate the Strategy value through the end of that Term will also be reduced. The reduction in the Investment Base for a withdrawal and any related Market Value Adjustment is proportional to the reduction in the Strategy value. A reduction in the Investment Base will limit the effect of any rise or fall in the Index for the remainder of the Term.

Automated Withdrawals

You may elect to withdraw money from your Contract under any automated withdrawal program that we offer. Your Account Value must be at least $10,000 in order to make an automated withdrawal election. The minimum amount of each automated withdrawal payment is $100. Automated withdrawals will be taken from the Purchase Payment Account and Crediting Strategies of your Contract in the same order as any other withdrawal.

Subject to the terms and conditions of the automated withdrawal program, you may begin or discontinue automated withdrawals at any time. You must give us at least 30 days’ notice to change any automated withdrawal instructions that are currently in place. Any request to begin, discontinue or change automated withdrawals must be a Request in Good Order. We reserve the right to discontinue offering automated withdrawals at any time.

Currently, we do not charge a fee to participate in an automated withdrawal program. However, we reserve the right to impose an annual fee in such amount as we may then determine to be reasonable for participation in the automated withdrawal program. If imposed, the fee will not exceed $30 annually.

Before electing an automated withdrawal, you should consult with your registered investment advisor.

•

Automated withdrawals are similar to starting Annuity Payout Benefit payments, but will result in different taxation of payments and potentially a different amount of total payments over the life of your Contract.

•	Unless taken from the Declared Rate Strategy, an automated withdrawal may be subject to a Market Value Adjustment during the first six Contract Years.

•

If taken from an Indexed Strategy, an automated withdrawal during a Term will reduce the Investment Base, which will reduce any subsequent increase in the Strategy value due to a positive Daily Value Percentage during that Term or a rise in the applicable Index at the end of that Term. Such reductions could be significant.

•	If taken from an Indexed Strategy before the end of a Term, the value of an Indexed Strategy on an automated withdrawal date will reflect the Daily Value Percentage on that date.

Withdrawals to Pay Advisory Fees

You may authorize withdrawals from your Contract to pay advisory fees to a registered investment advisor with respect to the management of your Contract. Those fees cannot exceed 1.5% of the Account Value per year. The fees must relate only to investment advice rendered in connection with the Contract.

•

Based on a private letter ruling issued by the IRS to the Company and similar private letter rulings issued to other annuity providers, we will not report a withdrawal to pay advisory fees as taxable income to you if the conditions of the rulings are satisfied. However, tax laws are subject to change, and it is possible that in the future a withdrawal to pay fees could be subject to federal and state income taxes, and to a 10% federal penalty tax if made before age 59 1⁄2. Please see the information provided on page 54.

•

If the conditions of the rulings are not satisfied, we will report a withdrawal to pay advisory fees as taxable income to you, and your withdrawal may be subject to federal and state income taxes and if you are under age 59 1⁄2, a 10% federal penalty tax.

Withdrawals to pay advisory fees are treated like other withdrawals from the Contract, except that withdrawals to pay advisory fees are not subject to a Market Value Adjustment even if taken from an Indexed Strategy.

•

Withdrawals to pay advisory fees will be taken from the Purchase Payment Account, then from the Declared Rate Strategy, and then from the Indexed Strategies of your Contract in the same order as any other withdrawal.

•

Withdrawals to pay advisory fees reduce the Account Value on a dollar-for-dollar basis, which in turn reduces the amount payable upon Surrender, applied to the Annuity Payout Benefit, or payable as the Death Benefit.

•	Withdrawals to pay advisory fees will proportionally reduce the Return of Premium Guarantee for the Death Benefit. Please see the example on page 43.

•

If taken from an Indexed Strategy before the end of a Term, the reduction in the value of an Indexed Strategy due to a withdrawal to pay advisory fees will be determined by the Daily Value Percentage on the date of the withdrawal.

•

If taken from an Indexed Strategy before the end of a Term, a withdrawal to pay advisory fees will proportionally reduce the Investment Base used to calculate changes in the value of the Indexed Strategy through the end of that Term, which may limit the effect of a further rise or fall in the Index.

•

Prior to authorizing the payment of advisory fees from your Contract values, please consult with your financial adviser about whether there are sufficient funds in the Declared Rate Strategy to pay those fees, and whether you should pay such fees from other assets.

Exchanges, Transfers, and Rollovers

An amount paid on a withdrawal or Surrender may be paid to or for another annuity or tax-qualified account in a tax-free exchange, transfer, or rollover to the extent allowed by federal tax law.

FEES AND CHARGES

AMORTIZED OPTION COST AND TRADING COST USED TO CALCULATE DAILY VALUE PERCENTAGE

The Daily Value Percentage is used to determine the value of an Indexed Strategy before the end of a Term, and a locked Daily Value Percentage is used to determine the value of an Indexed Strategy for the balance of a Term if you have made a Performance Lock election. The Daily Value Percentage is calculated by subtracting the Amortized Option Cost and Trading Cost from the Net Option Price. The Amortized Option Cost and Trading Cost are charges for unwinding the investment before the end of a Term. These charges reduce the Indexed Strategy value. When the Contract is Surrendered or a withdrawal is taken before the end of a Term, or when you make a Performance Lock election, the reduction in Indexed Strategy value due to the Amortized Option Cost and Trading Cost may cause a loss to exceed the -10% Floor or 50% Downside Participation Rate, and may eliminate the benefit of the 10% Buffer. The Amortized Option Cost and Trading Cost are determined each time the Daily Value Percentage is calculated or when a Performance Lock election is made. As a result, in extreme circumstances, the total loss for an Indexed Strategy could be 100%, meaning that you would suffer a complete loss of your principal and any prior earnings. For more information on the Amortized Option Cost and Trading Cost, please see the Indexed Strategy Value Before End of Term section beginning on page [    ].

MARKET VALUE ADJUSTMENT

We impose a Market Value Adjustment to protect us against interest rate fluctuations and to allow us to invest assets for a longer duration, which supports higher declared interest rates, Caps, and Upside Participation Rates. A negative Market Value Adjustment may also reimburse us for contract sales expenses, including distribution, promotion, and acquisition expenses.

The Market Value Adjustment applies if, during the first six Contract Years, you take a withdrawal from an Indexed Strategy of your Contract or Surrender it. After that, the Market Value Adjustment does not apply.

During the first six Contract Years, the Market Value Adjustment applies to each withdrawal from an Indexed Strategy, including withdrawals under an automated withdrawal program and withdrawals taken to satisfy a required distribution, but not including withdrawals to pay advisory fees. The Market Value Adjustment does not apply to Death Benefit payments or Annuity Payout Benefit payments. The Market Value Adjustment does not apply to any amount withdrawn from the Purchase Payment Account or Declared Rate Strategy.

A Market Value Adjustment may reduce your Account Value.

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If you take a withdrawal from your Contract, the amount subject to the charge is the amount you withdraw from an Indexed Strategy, which includes any amount needed to pay the Market Value Adjustment. This means that at your direction either we will adjust the amount paid to you to reflect the Market Value Adjustment or we will increase the amount withdrawn as needed to cover the Market Value Adjustment.

•	If you Surrender your Contract, the amount subject to the Market Value Adjustment is the sum of your Indexed Strategy values.

•	If you Surrender your Contract, the amount subject to the Market Value Adjustment will not include the amount, if any, that qualifies for a waiver as described below.

A Market Value Adjustment may be positive or negative. The Market Value Adjustment equals the MVA factor multiplied by the amount subject to the adjustment. A MVA factor and the resulting Market Value Adjustment are not subject to a maximum or limit.

The MVA factor is equal to:

(A – (B + K)) x N

Where:

A  = the MVA Index Interest Rate on the Contract Effective Date;

B  = the MVA Index Interest Rate for the date of the withdrawal or Surrender;

K = the spread factor of 0.25% (see State Variations section below for exceptions); and

N = the number of whole and partial years remaining to the sixth Contract Anniversary.

For Contracts issued in certain states, the spread factor does not apply. See the State Variations section below for any special rule relating to the spread factor in your state.

Examples.

Negative MVA: On the fifth Contract Anniversary your Account Value is $100,000 and is all held under the Indexed Strategies. The MVA Index Interest Rate on the Contract Effective Date was 3%, the MVA Index Interest Rate is now 4%, and a spread factor of 0.25% applies. No Market Value Adjustment exception applies. The MVA Factor equals -1.25% (3% - (4% + 0.25%)) X 1 = -1.25%).

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You take a withdrawal of $12,000 and you request that any negative Market Value Adjustment be taken from the amount you receive. A negative Market Value Adjustment of $150 ($12,000 x -1.25%) is applied and you receive $11,850.

•

You request to receive $12,000 after application of the negative Market Value Adjustment. The total amount withdrawn, grossed up to cover the Market Value Adjustment, is $12,000 / (1 – 0.0125) = $12,152.

•	You Surrender your Contract. A negative Market Value Adjustment of $1,250 ($100,000 x -1.25%) is applied and you receive $98,750.

Positive MVA: On the fifth Contract Anniversary, your Account Value is $100,000 and is all held under the Indexed Strategies. The MVA Index Interest Rate on the Contract Effective Date was 4%, the MVA Index Interest Rate is now 3%, and a spread factor of 0.25% applies. No Market Value Adjustment exception applies. The MVA Factor equals 0.75% (4% - (3% + 0.25%)) X 1 = 0.75%).

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You take a withdrawal of $12,000 and you request that any positive Market Value Adjustment be added to the amount you receive. A positive Market Value Adjustment of $90 ($12,000 x 0.75%) is applied and you receive $12,090.

•	You request to receive $12,000 after application of the positive Market Value Adjustment. The total amount needed to be withdrawn is $12,000 / (1 +.0075) = $11,911.

•	You Surrender your Contract. A positive Market Value Adjustment of $750 ($100,000 x -0.75%) is applied and you receive $100,750.

Market Value Adjustment Waivers

Extended Care Waiver. (Rider form ICC22-R1843722NW -Waiver of Market Value Adjustments for Extended Care Rider). We will waive any negative Market Value Adjustments that would otherwise apply on a Surrender of your Contract if you make a Request in Good Order and:

•	your Contract is modified by the Extended Care Waiver Rider;

•	you are confined in a long-term care facility or hospital and the confinement is prescribed by a physician and is medically necessary;

•	the first day of the confinement is at least one year after the Contract Effective Date; and

•	the confinement has continued for a period of at least 90 consecutive days.

You must provide us with satisfactory proof that you meet these conditions before the date of the Surrender. There is no charge for this rider, but it may not be available in all states. (See the State Variations section below for information about availability in your state.) You do not need to take any action to add this waiver rider. Before you request a waiver, carefully review the rider to ensure that you understand how it works. This waiver does not apply to a withdrawal of less than your full Surrender Value.

Terminal Illness Waiver. (Rider form ICC22-R1843822NW -Waiver of Market Value Adjustment Upon Terminal Illness Rider). We will waive any negative Market Value Adjustment that would otherwise apply on a Surrender of your Contract if you make a Request in Good Order and:

•	your Contract is modified by the Waiver of Market Value Adjustment upon Terminal Illness Rider;

•	you are diagnosed with a terminal illness by a physician and, as a result of the terminal illness, you have a life expectancy of less than 12 months from the date of diagnosis; and

•	the diagnosis is rendered by a physician more than one year after the Contract Effective Date.

You must provide us with satisfactory proof that you meet these conditions before the date of the Surrender. There is no charge for this rider, but it may not be available in all states. (See the State Variations section below for information about availability in your state.) You do not need to take any action to add this waiver rider. Before you request a waiver, carefully review the rider to ensure that you understand how it works. This waiver does not apply to a withdrawal of less than your full Surrender Value.

MVA Index

The Market Value Adjustment depends on changes in the MVA Index Interest Rate since the Contract Effective Date and the amount of time remaining until the sixth Contract Anniversary. The MVA Index is the BofA Merrill Lynch 5-10 Year US Corporate Bond Index.

The BofA Merrill Lynch 5-10 Year US Corporate Bond Index measures market performance of USD-denominated investment grade corporate debt publicly issued in the U.S. domestic market with a remaining term to final maturity between 5 and 10 years.

Merrill Lynch, Pierce, Fenner & Smith Incorporated and its affiliates (“BofA Merrill Lynch”) indices and related information, the name “Bank of America Merrill Lynch”, and related trademarks, are intellectual property licensed from BofA Merrill Lynch, and may not be copied, used, or distributed without BofA Merrill Lynch’s prior written approval. The licensee’s products have not been passed on as to their legality or suitability, and are not regulated, issued, endorsed, sold, guaranteed, or promoted by BofA Merrill Lynch. BofA Merrill Lynch makes no warranties and bears no liability with respect to the indices, and any related information, its trademarks, or the product(s) (including without limitation, their quality, accuracy, suitability and/or completeness).

We may replace the MVA Index if it is discontinued, or we are no longer able to use it, or its calculation changes substantially. We may do so at the end of a Term or during a Term. We will notify you in writing at least 30 days before we replace an Index.

Automated Withdrawal Program Charges

Currently, we do not charge a fee to participate in an automated withdrawal program. However, we reserve the right to impose an annual fee in such amount as we may then determine to be reasonable for participation in the automated withdrawal program. If imposed, the fee will not exceed $30 annually.

State Limitations. In some states, our ability to waive fees or charges may be limited by applicable laws, regulations or administrative positions.

ANNUITY PAYOUT BENEFIT

Under the Contract you may receive regular Annuity Payout Benefit payments for the duration of the period that you select. Once Annuity Payout Benefit payments start, you can no longer Surrender the Contract or take a withdrawal, no Death Benefit will be payable under your Contract, your Beneficiary designations will no longer apply, and the Crediting Strategies will no longer be available. The amount payable after death, if any, is governed by the Payout Option you select.

The Annuity Payout Benefit is payable if the Annuity Payout Initiation Date is reached before the earlier of: (1) a death for which a Death Benefit is payable; or (2) the date that this Contract is Surrendered.

Annuity Payout Initiation Date

The Annuity Payout Initiation Date is the first day of the first payment interval for which payment of the Annuity Payout Benefit is to be made. Annuity Payout Benefit payments are made at the end of each payment interval. This means that for annual payments, the first payment will be made one year after the Annuity Payout Initiation Date.

You may select the Annuity Payout Initiation Date by a Request in Good Order. We must receive your request before the last Market Close on or before the Annuity Payout Initiation Date you selected and at least 30 days before the first Annuity Payout Benefit payment is to be made.

•	The earliest Annuity Payout Initiation you may select is the first Contract Anniversary.

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Unless we agree to a later date, the latest Annuity Payout Initiation Date you may select is the Contract Anniversary following your 95th birthday or the 95th birthday, of a joint owner, if earlier. If the Owner is not a human being such as a trust or a corporation, then the Annuity Payout Initiation Date may not be later than the Contract Anniversary following the 95th birthday of the eldest Annuitant, unless we agree to a later date.

The earliest permitted date and the latest permitted date for the Annuity Payout Initiation Date are set out on your Contract Specifications Page. The latest permitted date may change if an Owner changes.

If you do not select an Annuity Payout Initiation Date by the latest permitted date, we may select it for you. We will notify you in writing at least 45 days before the date we select. We will give you an opportunity to select an earlier date.

Annuity Payout Amount

The amount of each payment under the Annuity Payout Benefit is determined on the Annuity Payout Initiation Date based on the Annuity Payout value on that date, the Payout Option that applies, and the payment interval.

The Annuity Payout value is the amount that can be applied to the Annuity Payout Benefit is equal to: (1) the Account Value on the Annuity Payout Initiation Date; minus (2) premium tax or other taxes not previously deducted. If the Annuity Payout value is determined on a date other than the end of the Term, the Annuity Payout value will be based on the Daily Value Percentage or the locked Daily Value Percentage if you have made a Performance Lock election. If Indexed Strategies under your Contract end on different dates during each year, then at least a portion of the Annuity Payout Value will be based on the Daily Value Percentage or the locked Daily Value Percentage. Please see the Indexed Strategy Value Before End of Term section on page [ ] or the Indexed Strategy Value After Performance Lock Election on page [ ] for more information.

Form of Annuity Payout Benefit

You may elect to have the Annuity Payout Benefit paid in any form of Payout Option that is available under your Contract. The available Payout Options are described in the Payout Options section on page [ ]. You may elect a Payout Option by a Request in Good Order. We must receive your request before the last Market Close on or before the Annuity Payout Initiation Date and at least 30 days before the first Annuity Payout Benefit payment is to be made.

If we have selected the Annuity Payout Initiation Date and you have not elected a Payout Option, the Annuity Payout Benefit is paid in the form of annual payments as a Life Payout with Payments for at Least a Fixed Period. That fixed period will be 10 years or, if fewer, the maximum number of whole years permitted by any tax qualification endorsement.

Payee for Annuity Payout Benefit

Payment of the Annuity Payout Benefit generally is made to the surviving Owner(s) as the payee(s). In place of that, the surviving Owner(s) may elect for payment to be made as a tax-free exchange, transfer, or rollover, or for payment to be made to the Annuitant. That election must be made by a Request in Good Order that we receive at least 30 days before the payment date.

Payments that become due after the death of the payee are made to:

•	the surviving Owner(s); or if none

•	then to the surviving contingent payee(s) designated by the surviving Owner(s); or if none;

•	the estate of the last payee who received payments.

The portion of any Annuity Payout Benefit remaining after the death of an Owner or Annuitant must be paid at least as rapidly as payments were being made at the time of such death.

You may designate a contingent payee by a Request in Good Order. If you designate your spouse as a contingent payee and your marriage ends before your death, then we will treat your former spouse as having predeceased you except in the following situations: (1) if a court order provides that the former spouse’s rights as a contingent payee are to continue; or (2) if the former spouse remains or becomes an Owner.

DEATH BENEFIT

A Death Benefit is payable under your Contract if you die before the Annuity Payout Initiation Date and before the Contract is Surrendered. If your spouse becomes a successor owner of the Contract, no Death Benefit will be payable on account of your death.

When the Owner is a non-natural person, a Death Benefit is payable under the Contract if the Annuitant dies before the Annuity Payout Initiation Date and before the Contract is Surrendered. For this purpose, a non-natural person is a trust, custodial account, corporation, limited liability company, partnership, or other entity.

Only one Death Benefit will be paid under the Contract. If a Death Benefit becomes payable, it will be in place of all other benefits under the Contract, and all other rights under this Contract will terminate except for rights related to the Death Benefit.

Death Benefit Payout Date

•	If the Death Benefit is to be paid as a lump sum, then it will be paid as soon as practicable after receipt of proof of death and a Request in Good Order for a lump sum payment.

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If the Death Benefit is to be paid under a Payout Option, then we will apply the Death Benefit value to a Payout Option as soon as practicable after receipt of proof of death and a Request in Good Order. That application date will be the first day of the first payment interval for which a payment is to be made. Death Benefit payments under a Payout Option are made at the end of each payment interval. This means that, for annual payments, the first payment will be made one year after that application date.

Death Benefit Amount

•	If the Death Benefit is paid in a lump sum, then it is equal to the Death Benefit value, increased by any additional post- death interest as required by law.

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If the Death Benefit will be paid as a series of periodic payments under a Payout Option, then the amount of each payment under the Death Benefit is determined on the date that the Death Benefit value is applied to the Payout Option. The amount or each payment will be based on the Death Benefit value (increased by any additional post-death interest as required by law to the date it is applied to the Payout Option), the Payout Option that applies, and the payment interval.

Death Benefit Value

The Death Benefit value is the greater of:

•	the Account Value determined as of the date that the Death Benefit value is determined; or

•	the Return of Premium Guarantee.

In either case, the Death Benefit value is reduced by premium tax or other taxes not previously deducted.

The Account Value will reflect the applicable Strategy values as calculated on the date the Death Benefit is determined. If the Death Benefit value is determined on a date other than the end of the Term, the Death Benefit value will be based on the Daily Value Percentage, or on the locked Daily Value Percentage if you have made a Performance Lock election. Please see the Indexed Strategy Value Before End of Term section on page [    ] or the Indexed Strategy Value After Performance Lock Election on page [ ] for more information.

Return of Premium Guarantee

The Return of Premium Guarantee is equal to your Purchase Payments (the “Purchase Payment base”), reduced proportionally for all withdrawals (including withdrawals to pay advisory fees), but not including amounts applied to pay negative Market Value Adjustments.

The reduction in your Purchase Payment base for withdrawals will be in the same proportion that your Account Value was reduced on the date of the withdrawal. A proportional reduction in your Purchase Payment base could be larger than the dollar amount of your withdrawal.

Example. Here is an example of how we calculate a proportional reduction of your Purchase Payment base. In this example, we assume you take an $8,000 withdrawal and the Purchase Payment base is larger than the Account Value at the time of the withdrawal. To simplify the example, we also assume no Market Value Adjustment, no premium tax is deducted, and no additional post-death interest is added.

	Before Withdrawal	After Withdrawal	Explanation
Account Value	$100,000	$92,000	Your withdrawal reduces your Account Value by $8,000 (which is an 8% reduction in your Account Value). $8,000 / $100,000 = 8%
Purchase Payment base for Death Benefit	$120,000	$110,400	After the withdrawal, the Purchase Payment base for the Death Benefit is also reduced by 8% or $9,600. $120,000 x 8% = $9,600

Determination Date

The date that the Death Benefit value is determined is the date that we have received both proof of death and Requests in Good Order with instructions as to the form of Death Benefit from all Beneficiaries. Until then, the Contract values remain in the Crediting Strategies and will renew into new Terms of the same Strategies if the end of a Term is reached, and the Indexed Strategy values may fluctuate. This risk is borne by the Beneficiaries.

Proof of Death. Before making payment of a Death Benefit, or any other payment or transfer of ownership rights that depends on the death of a specified person, we will require proof of death. We may delay making any payment until it is received. For this purpose, proof of death is:

•	a certified copy of a death certificate showing the cause and manner of death;

•	a certified copy of a decree that is made by a court of competent jurisdiction as to the finding of death; or

•	other proof that is satisfactory to us.

Form of Death Benefit

You may elect to have the Death Benefit paid in one lump sum or in any form of Payout Option that is available under your Contract. The available Payout Options are described in the Payout Options section below. There is no additional charge associated with this election. Any election is subject to the Death Benefit Distribution Rules described below.

If you do not elect a different Payout Option, the Death Benefit is paid in the form of annual payments for a fixed period of two years.

You may make an election by a Request in Good Order. We must receive your request on or before the date of death for which a Death Benefit is payable. If you do not make such an election, the Beneficiary may make that election after the date of death. The Beneficiary’s election must be made by a Request in Good Order that is received by us no later than the date that the Death Benefit value is applied to a Payout Option and at least 30 days before the date of the first payment to be made.

Additional Rules for Payout Options. A Payout Option that is contingent on life is based on the life of the Beneficiary or, in some cases, the life of a person to whom the Beneficiary is obligated. We will pay the Death Benefit as a lump sum rather than as payments under a Payout Option if: (1) the Death Benefit is less than $2,000; or (2) as of the date that the Death Benefit value is to be applied to a Payout Option, the Death Benefit Distribution Rules do not allow a two-year payout.

Payee of Death Benefit Payments

Death Benefit payments generally are made to the Beneficiary as the payee.

In place of that, the Beneficiary may elect to have payments made:

•	as a tax-free exchange, transfer, or rollover to or for an annuity or tax-qualified account as permitted by federal tax law; or

•

in cases where the Beneficiary is an estate, trust, custodial account, corporation, limited liability company, partnership, or other entity, to a person to whom the Beneficiary is obligated to make corresponding payments.

Payments that become due after the death of the Beneficiary are made to:

•	the contingent payee designated as part of a Death Benefit Payout Option elected by you; or if none

•	then to a contingent payee designated by the Beneficiary; or if none

•	the estate of the last payee who received payments.

Such payments are subject to the Death Benefit Distribution Rules described below.

You may designate a contingent payee by a Request in Good Order. A Beneficiary may make or change a payee or contingent payee, except a Beneficiary may not change a designation made as part of a Payout Option election made by you for the Death Benefit. If the Beneficiary designates his or her spouse as a contingent payee and their marriage ends before the Beneficiary’s death, then we will treat the former spouse as having predeceased the Beneficiary except to the extent a court order provides that the former spouse’s rights as a contingent payee are to continue.

Death Benefit Distribution Rules

The Death Benefit Distribution Rules are summarized below.

•	For a Tax Qualified Contract. The Death Benefit must be paid in accordance with the tax qualification endorsement.

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For a Nonqualified Contract. The Death Benefit must be paid either: (1) in full within five years of the date of death; or (2) over the life of the Beneficiary or over a period certain not exceeding the Beneficiary’s life expectancy, with payments at least annually, and with the first payment made within one year of the date of death.

PAYOUT OPTIONS

The standard Payout Options are described below. The standard Payout Options will always be available, subject to tax law limitations. We will make payments in any other form of Payout Option requested by you that is acceptable to us at the time of any election. More than one Payout Option may be elected if the requirements for each Payout Option elected are satisfied. All elected Payout Options must comply with pertinent laws and regulations.

Payments under each standard Payout Option are made at the end of a payment interval. For example, if the Annuity Payout Initiation Date is October 31, 2028 and you select annual payments, then the first payment will be paid as of October 31, 2029.

Fixed Period Payout

•	For the Annuity Payout Benefit

We will make periodic payments to you, or to the Annuitant, if you direct, for the fixed period of time that you select. For a nonqualified contract, fixed periods shorter than 10 years are not available. For a Tax-Qualified Contract, the only fixed period available is 10 years.

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If the payee dies before the end of the fixed period, then we will make periodic payments to the surviving owner(s), or if none, then to the surviving contingent payee(s), or if none, then to the estate of the last payee who received payments.

•	In all cases, payments will stop at the end of the fixed period.

•	For the Death Benefit

We will make periodic payments to the Beneficiary for the fixed period of time that you or the Beneficiary selects. The fixed period cannot exceed the life expectancy of the Beneficiary. For a Tax-Qualified Contract, the fixed period also cannot exceed 10 years.

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If the Beneficiary dies before the end of the fixed period, then we will make periodic payments to the contingent payee designated as part of any Death Benefit Payout Option that you have elected. If no such contingent payee is surviving, then such payments will be made to a contingent payee designated by the Beneficiary. If there is no contingent payee surviving, then such payments will be made to the estate of the last payee who received payments.

•	In all cases, payments will stop at the end of the fixed period.

Life Payout

•	For the Annuity Payout Benefit

We will make periodic payments to you, or to the Annuitant, if you direct, for as long as the Annuitant lives. Payments will stop on the death of the Annuitant. This means that, even if we have made only one payment when the Annuitant dies, payments will stop.

If the Annuitant dies after the Annuity Payout Initiation Date but before the first payment, a Life Payout will not provide any benefit at all. In that case, we will reverse the Annuity Benefit Payout election and treat the Contract as if the Annuity Payout Initiation Date had not yet been reached.

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If the Owner is living, this treatment will generally allow the Owner to choose between continuing the Contract as a deferred annuity or electing a new Annuity Payout Initiation Date and another Payout Option.

•	If the Annuitant’s death before the Annuity Payout Initiation Date would give rise to a Death Benefit, then the Death Benefit will be available.

•	For the Death Benefit

We will make periodic payments to the Beneficiary for as long as the Beneficiary lives. Payments will stop on the death of the Beneficiary. This means that, even if we have made only one payment when the Beneficiary dies, payments will stop. For a Tax-Qualified Contract, a Life Payout is not available to all Beneficiaries.

If the Beneficiary dies after the Death Benefit is applied to the Payout Option but before the first payment, a Life Payout will not provide any benefit at all. In that case, we will reverse the Payout Option election and allow the Beneficiary’s estate to choose a new Payout Option or to take the Death Benefit as a lump sum.

Life Payout with Payments for at Least a Fixed Period

•	For the Annuity Payout Benefit

We will make periodic payments to you, or to the Annuitant, if you direct, for as long as the Annuitant lives. For a Tax-Qualified Contract, fixed periods longer than 10 years are not available.

•	If the Annuitant dies after the end of the fixed period you selected, then payments will stop on the death of the Annuitant.

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If the Annuitant dies before the end of the fixed period you selected, then we will make periodic payments to the surviving owner(s), or if none, then to the surviving contingent payee(s), or if none, then to the estate of the last payee who received payments. In this case, payments will stop at the end of the fixed period you selected.

•	For the Death Benefit

We will make periodic payments to the Beneficiary for as long as the Beneficiary lives. The fixed period cannot exceed the life expectancy of the Beneficiary. For a Tax-Qualified Contract, a Life Payout with Payments for at Least a Fixed Period is not available to all Beneficiaries, and the fixed period also cannot exceed 10 years.

•	If the Beneficiary dies after the end of the fixed period selected, then payments will stop on the death of the Beneficiary.

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If the Beneficiary dies before the end of the fixed period you or the Beneficiary selected, then we will make periodic payments to the contingent payee designated as part of any Death Benefit Payout Option that you have elected. If no such contingent payee is surviving, then such payments will be made to a contingent payee designated by the Beneficiary. If there is no contingent payee surviving, then such payments will be made to the estate of the last payee who received payments. In this case, payments will stop at the end of the fixed period you or the Beneficiary selected.

Joint and One-Half Survivor Payout

•	For the Annuity Payout Benefit

We will make periodic payments to you, or to the primary Annuitant, if you direct, for as long as the primary Annuitant lives.

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If the primary Annuitant dies and the secondary Annuitant does not survive the primary Annuitant, then payments will stop on the death of the primary Annuitant. This means that, even if we have made only one payment when the primary Annuitant dies, payments will stop unless the secondary Annuitant survives.

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If the primary Annuitant dies and the secondary Annuitant is surviving, then we will make one-half of the periodic payment to you, or the secondary Annuitant, if you direct, for the rest of the secondary Annuitant’s life. In this case, payments will stop on the death of the secondary Annuitant.

If the Annuitant dies after the Annuity Payout Initiation Date but before the first payment, a Joint and One-Half Survivor Payout will never provide the full payment amount. In that case, if the secondary Annuitant agrees, we will reverse the Annuity Benefit Payout election and treat the Contract as if the Annuity Payout Initiation Date had not been reached.

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If the Owner is living, this treatment will generally allow the Owner to choose between continuing the Contract as a deferred annuity or electing a new Annuity Payout Initiation Date and another Payout Option.

•	If the Annuitant’s death before the Annuity Benefit Payout Initiation Date would give rise to a Death Benefit, then the Death Benefit will be available.

•	For the Death Benefit

We will make periodic payments to the Beneficiary for as long as the Beneficiary lives.

•

If the Beneficiary dies and the contingent payee does not survive the Beneficiary, then payments will stop on the death of the Beneficiary. This means that, even if we have made only one payment when the Beneficiary dies, payments will stop unless the contingent payee survives.

•

If the Beneficiary dies and the contingent payee designated as part of the Death Benefit Payout Option election is surviving, then we will make one-half of the periodic payment to the contingent payee for the rest of the contingent payee’s life. In this case, payments will stop on the death of the contingent payee.

If the Beneficiary dies after the Death Benefit is applied to the Payout Option but before the first payment, a Joint and One-Half Survivor Payout will never provide the full payment amount. In that case, if the contingent payee agrees, we will reverse the Payout Option election and allow the Beneficiary’s estate to choose a new Payout Option or to take the Death Benefit as a lump sum.

For a Tax-Qualified Contract, a Joint and One-Half Survivor Payout is only available in certain cases where the Beneficiary is the surviving spouse of the owner.

Payments under a Payout Option

Payments under a Payout Option are calculated and paid as fixed dollar payments. The stream of payments is an obligation of the general account of MassMutual Ascend Life. Fixed dollar payments will remain level for the duration of the payment period. Once payments begin under a Payout Option, the Payout Option may not be changed. Once the Contract value is applied to a Payout Option, the periodic payments cannot be accelerated or converted into a lump sum payment unless we agree.

We will use the 2012 Individual Annuity Reserving Table with projection scale G2 for blended lives (60% female/40% male) with interest at 1% per year, compounded annually, to compute all guaranteed Payout Option factors, values, and benefits under the Contract. For purposes of calculating payments based on the age of a person, we will use his or her age as of his or her last birthday.

Considerations in Selecting a Payout Option

Payments under a Payout Option are affected by various factors, including the length of the payment period, the life expectancy of the person on whose life payments are based, and the frequency of the payment interval (monthly, quarterly, semi-annually or annually).

•	Generally, the longer the period over which payments are made or the more frequently the payments are made, the lower the amount of each payment because more payments will be made.

•	For Life Payout Options, the longer the life expectancy of the Annuitant or Beneficiary, the lower the amount of each payment because more payments are expected to be paid.

Non-Human Payees under a Payout Option

Except as stated below, the primary payee under a Payout Option must be a human being. All payments during his or her life must be made by check payable to the primary payee or by electronic transfer to a bank account owned by the primary payee.

Exceptions. Below are some exceptions to the general rule that the primary payee must be a human being. We may make other exceptions in our discretion.

•	A nonhuman that is the Owner of the Contract may be the primary payee. For example, if the Owner is a trust, that trust may be the primary payee.

•

Payments may be made payable to another insurance company or financial institution as a tax-free exchange, transfer, or rollover to or for another annuity or tax-qualified account as allowed by federal tax law.

PROCESSING PURCHASE PAYMENTS AND REQUESTS

Processing Purchase Payments

•	If we receive a Purchase Payment on a Market Day before the Market Close, we will apply it to your Contract on that Market Day.

•	If we receive a Purchase Payment on a Market Day after the Market Close or on a day that is not a Market Day, then we will apply it to your Contract on the next Market Day.

An amount applied to a Contract will be held in the Purchase Payment Account until it is applied to a Crediting Strategy or Strategies on a Strategy Application Date pursuant to your instructions. We cannot apply an amount held in the Purchase Payment Account to a Crediting Strategy or Strategies if we do not have complete instructions from you.

If you have any questions, you should contact us or your registered representative before sending a Purchase Payment.

Processing Requests

•	Requests may be made by mail at P.O. Box 5423, Cincinnati OH 45201-5423.

•	Requests by fax may be made at 800-807-9777.

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Requests for reallocations among Crediting Strategies may be made by telephone at 1-800-789-6771 between 8:00 AM and 4:00 PM Eastern Time Monday through Friday. We may also permit reallocation requests to be made at our website (www.massmutualascend.com). Some selling firms may restrict the ability of their registered representatives to convey reallocation requests by telephone or Internet on your behalf.

To obtain one of our forms (for example, a Strategy Selection form or a Withdrawal Request form) or to obtain more information about how to make a request, call us at 1-800-789-6771 or send us a fax at 800-807-9777. You can also request forms or information by mail at MassMutual Ascend Life Insurance Company, P.O. Box 5423, Cincinnati OH 45201-5423. You may also obtain forms on our website, (www.massmutualascend.com).

We cannot process a request unless it is a Request in Good Order. A request may be rejected or delayed if it is not a Request in Good Order.

•	If we receive a Request in Good Order on a Market Day before the Market Close, we will process it using values determined at the Market Close on that Market Day.

•	If we receive a Request in Good Order after the Market Close or on a day that is not a Market Day, then we will treat that request as received at the start of the next Market Day.

If you have any questions, you should contact us or your registered representative before submitting the request.

Exception. If a withdrawal under an automated withdrawal program is scheduled for a date that is not a Market Day, then we will process the withdrawal on the scheduled date using values at the most recent Market Close. For example, if the automated withdrawal is scheduled for a date that falls on Sunday and there was a Market Close at 4:00 PM on the previous Friday, then we will process the withdrawal on Sunday using values determined at 4:00 PM on that Friday.

Market Days and Market Close

A Market Day is each day that all markets that are used to measure available Indexed Strategies are open for regular trading.

•	Saturdays, Sundays, holidays and any other day that the New York Stock Exchange and the NYSE Arca are closed are not Market Days.

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The NYSE and the NYSE Arca observe the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

A Market Close is the close of the regular or core trading session on the market used to measure a given Indexed Strategy.

•	Regular trading hours on the NYSE and core trading sessions on the NYSE Arca usually end at 4:00 PM Eastern Time

•	Trading hours on the NYSE and core trading sessions on the NYSE Arca end at 1:00 PM Eastern Time on the day before the Fourth of July and the Friday after Thanksgiving and Christmas Eve.

Regular trading or a core trading session may end at a different time on a Market Day under certain circumstances when and as permitted under applicable rules. Such circumstances generally cannot be predicted in advance.

Specific information about NYSE and NYSE Arca holidays and trading hours in any given calendar year is available at https://www.nyse.com/markets/hours-calendars.

Receipt of Purchase Payments, Applications, and Requests

For purposes of processing, we deem Purchase Payments and applications, Requests in Good Order, and other instructions (paperwork) mailed to our post office box as received by us at our administrative office when the Purchase Payment or the paperwork reaches the applicable processing department located at 191 Rosa Parks Street, Cincinnati OH 45202.

Risks and Limitations Related to Requests by Telephone or Internet

We will use reasonable procedures such as requiring certain identifying information, tape recording the telephone instructions, and providing written confirmation of the transaction, in order to confirm that instructions communicated by telephone, fax, Internet or other means are genuine. Any telephone, fax or Internet instructions reasonably believed by us to be genuine will be your responsibility, including losses arising from any errors in the communication of instructions. As a result of this policy, you will bear the risk of loss. We are not responsible for the validity of any request or action.

Telephone and computer systems may not always be available. Any telephone or computer system, whether it is yours, your service provider’s, your agent’s, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you experience technical difficulties or problems, you should consider making your request by mail.

Suspension of Payments or Transfers

We may be required to suspend or delay payments, withdrawals and reallocations when we cannot obtain an Index value because:

•	the New York Stock Exchange or NYSE Arca is closed (other than customary weekend and holiday closings);

•	trading on the New York Stock Exchange or NYSE Arca is restricted; or

•	an emergency exists such that it is not reasonably practicable to determine fairly the value of the Index.

In this case, we will make payments and process withdrawals and reallocations as soon as practicable after we are able to obtain the Index value.

We may suspend or delay payments, withdrawals and reallocations when we are permitted to do so under a regulatory order. In this case, we will make payments and process withdrawals and reallocations when the order is no longer in effect.

Restrictions on Financial Transactions

Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to block an Owner’s ability to make certain transactions. This means that we may be required to refuse to accept any request for withdrawals, Surrenders, Annuity Payout Benefit payments or Death Benefit payments, until instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your Contract to government regulators.

RIGHT TO CANCEL (FREE LOOK)

If you change your mind about owning the Contract, you may cancel it within 20 days after you receive it. If you purchase this Contract to replace an existing annuity contract or life insurance policy, you have 30 days after you receive it. This is known as a “free look.” The right to cancel period may be longer in some states.

To cancel your Contract, you must submit your request to cancel to the producer who sold it or send it to us at P.O. Box 5423, Cincinnati, OH 45201-5423. If sent to us by mail, it is effective on the date postmarked with proper address and postage paid. Your request to cancel must be in writing and signed by you.

If you cancel your Contract, you will receive a refund. The amount of the refund will depend on where you live. When you cancel the Contract within this free look period, we will not assess a Market Value Adjustment.

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If you live in a state where we are required to refund your Purchase Payment(s), you will receive a refund equal to your Purchase Payment(s), but you will forfeit any interest credited to the Purchase Payment Account or other increase in the Account Value. We reserve the right to hold your Purchase Payment(s) in the Purchase Payment Account until the first Strategy Application Date on or after the end of the free look period.

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If you live in a state where we are required to refund the Account Value of your Contract, you will receive the Account Value on the day that we receive your cancellation Request in Good Order. If the Account Value includes the value of an Indexed Strategy, that Strategy value will reflect the applicable Daily Value Percentage. The amount you receive may be more or less than your Purchase Payment(s) depending upon any interest earned by your Contract and the value of your Indexed Strategies. This means that you bear the risk of any decline in the Account Value of your Contract before we receive your cancellation request. No Market Value Adjustments will apply to the amount refunded. Unless required by state law, we do not refund any Market Value Adjustments assessed during the free look period that relate to a withdrawal taken before you cancel the Contract.

The State Variations section of this prospectus contains a summary of the state law provisions related to the free look period and the required refund amount.

There may be tax consequences if you cancel the Contract. You should seek advice on tax questions based on your particular circumstances from a tax advisor.

ANNUAL STATEMENT AND CONFIRMATIONS

At least once each calendar year, we will send you a statement that will show: (1) your Account Value; (2) all transactions regarding your Contract during the year; and (3) any interest credited to your Contract and/or any other changes in Strategy value credited to your Contract.

We will also send you written confirmations of Purchase Payments, Crediting Strategy allocations and renewals, withdrawals, and other financial transactions under your Contract. Statements and confirmations will be sent to your last known address on our records.

You should promptly report any inaccuracy or discrepancy in a statement or confirmation. To report an inaccuracy or discrepancy, contact us at P.O. Box 5423, Cincinnati, OH 45201-5423, or call us at 1-800-789-6771. To protect your rights, you should consider reconfirming any oral communications by sending a written statement to P.O. Box 5423, Cincinnati, OH 45201-5423.

ELECTRONIC DELIVERY

You may elect to receive electronic delivery of the Contract prospectus and other Contract related documents. Contact us at our website at www.massmutualascend.com for more information and to enroll.

ABANDONED PROPERTY REQUIREMENTS

Every state has unclaimed property laws. These laws generally declare annuity contracts to be abandoned after a period of inactivity of three to five years from: (1) the latest permitted Annuity Payout Initiation Date; or (2) the date of death for which a Death Benefit is due and payable. For example, if the payment of a Death Benefit has been triggered, but the beneficiary does not come forward to claim the Death Benefit in a timely manner, the unclaimed property laws will apply.

If a Death Benefit, Annuity Payout Benefit payments or other contract proceeds are unclaimed, we will pay them to the abandoned property division or unclaimed property office of the applicable state. (Escheatment is the formal, legal name for this process.) For example, on an unclaimed Death Benefit, depending on the circumstances, the proceeds are paid: (1) to the state where the beneficiary last resided, as shown on our books and records; (2) to the state where the contract owner last resided, as shown on our books and records; or (3) to Ohio, which is our state of domicile. The state will hold the proceeds without interest until a valid claim is made by the person entitled to the proceeds.

To prevent escheatment of the Death Benefit, Annuity Payout Benefit payments, or other proceeds from your Contract, it is important:

•	to update your contact information, such as your address, phone number, and email address, if and as it changes; and

•	to update your Beneficiary and other designations, including complete names, complete addresses, phone numbers, and social security numbers, if and as they change.

Please contact us at P.O. Box 5423, Cincinnati, OH 45201-5423, or call us at 1-800-789-6771, to make such updates.

State unclaimed property laws do not apply to annuity contracts that are held under an employer retirement plan that is subject to the Employee Retirement Income Security Act of 1974 (ERISA).

OWNER

The Owner on the Contract Effective Date is set out on your Contract Specifications Page. The Owner possesses all of the ownership rights under a Contract, such as making allocations among the Crediting Strategies, electing a Payout Option, and designating a Beneficiary.

If an Owner is a trust, custodial account, corporation, limited liability company, partnership, or other entity, then the age of the eldest Annuitant is treated as the age of the Owner for all purposes of this Contract.

Joint Owners

•	For a Nonqualified Contract. Two persons may jointly own the Contract. In this case, the term “Owner” includes the joint Owner and you must exercise all rights of ownership by joint action.

•	For a Tax Qualified Contract. No joint owner is permitted.

Change of Owner

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For a Nonqualified Contract. You may change the Owner only with our written consent. A change of Owner cancels all prior Beneficiary designations. It does not cancel a designation of an Annuitant or a Payout Option election.

•	For a Tax Qualified Contract. You cannot change the Owner except to the limited extent permitted by the tax qualification endorsement.

A change of Owner must be made by a Request in Good Order. A change of Owner may have adverse tax consequences.

Assignment

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For a Nonqualified Contract. You may pledge, charge, encumber or assign you interest in this Contract only with our written consent. If we grant our consent, you may assign all or any part of your rights under this Contract except your rights to designate or change a Beneficiary or an Annuitant, to change Owners, or to elect a Payout Option.

•	For a Tax Qualified Contract. You cannot pledge, charge, encumber or in any way assign your interest in this Contract except to the limited extent permitted by the tax qualification endorsement.

An assignment must be requested by a Request in Good Order. We are not responsible for the validity of any assignment. An assignment may have adverse tax consequences.

If we have consented to an assignment, the rights of a person holding the assignment, including the right to any payment under this Contract, come before the rights of an Owner, Annuitant, Beneficiary, or other payee. An assignment may be ended only by the person holding it or as provided by law.

Successor Owner

Your spouse becomes the successor owner of the Contract and succeeds to all rights of ownership if all of the following requirements are met:

•	a Death Benefit is payable on account of your death;

•	the sole Beneficiary under the Contract is your spouse or a revocable trust or custodial account created by your spouse;

•	either you make that election by a Request in Good Order before your death or your spouse makes that election by a Request in Good Order before the Death Benefit Payment Date; and

•	you were not a successor owner of the Contract.

A successor owner election cancels all prior Beneficiary designations. It does not cancel a designation of an Annuitant or a Payout Option election.

In some states, state law extends this successor owner right to a civil union partner or other person who is not your spouse as defined by federal tax law. In that case, distributions after your death must be made as required by the Death Benefit Distributions Rules described in the Death Benefit section on page [    ].

Community Property

If you live in a community property state and have a spouse at any time while you own this Contract, the laws of that state may vary your ownership rights.

ANNUITANT

The Annuitant is the natural person on whose life Annuity Payout Benefit payments are based. The Annuitant on the Contract Effective Date is set out on your Contract Specifications Page.

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For a Nonqualified Contract. The Annuitant cannot be changed at any time that the Contract is owned by a trust, custodial account, corporation, limited liability company, partnership, or other entity. Otherwise, you may change a designation of Annuitant at any time before the Annuity Payout Initiation Date.

•	For a Tax Qualified Contract. The Annuitant must be the natural person covered under the retirement arrangement for whose benefit the Contract is held.

A change of Annuitant must be made by a Request in Good Order. A change of Annuitant does not cancel a designation of a Beneficiary or a Payout Option election.

If an Annuitant dies before the Annuity Payout Initiation Date and no Death Benefit is payable, then in the absence of a new designation, the Annuitant will be:

•	the surviving joint Annuitant(s); or if none

•	the Owner(s).

BENEFICIARY

A Beneficiary is a person entitled to receive all or part of a Death Benefit that is to be paid under this Contract on account of a death before the Annuity Payout Initiation Date.

•	If a Death Benefit becomes payable on account of your death or the death of a joint Owner, then the surviving Owner is the Beneficiary no matter what other designation you may have made.

•	In all other cases, you may designate a person or person who will be the Beneficiaries as provided in the Designation of Beneficiary provision of the Contract.

•	If no designated Beneficiary is surviving, then the Beneficiary is your estate.

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If the sole Beneficiary under the Contract is your spouse or a revocable trust or custodial account created by your spouse and all other requirements for successor ownership are met, then your spouse may become the successor owner of the Contract in lieu of receiving the Death Benefit.

A designation of Beneficiary must be made by a Request in Good Order. We must receive the request on or before the date of death for which a Death Benefit is payable.

•	You may designate two or more persons jointly as the Beneficiaries. Unless you state otherwise, joint Beneficiaries that are surviving are entitled to equal shares.

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You may designate one or more persons as contingent Beneficiary. Unless you state otherwise, a contingent Beneficiary is entitled to a benefit only if there is no primary Beneficiary that is surviving.

Survivorship Required

In order to be entitled to receive a Death Benefit, a Beneficiary must survive for at least 30 days after the death for which the Death Benefit is payable.

If you designate your spouse as a Beneficiary and your marriage ends before your death, we will treat your former spouse as having predeceased you unless:

•	a court order provides that the former spouse’s rights as a beneficiary are to continue; or

•	the former spouse remains or becomes an Owner.

OTHER CONTRACT PROVISIONS

Amendment of the Contract

We reserve the right to amend the Contract to comply with applicable Federal or state laws or regulations. We will notify you in writing of any such amendments.

Misstatement

We may require proof of the age of the Annuitant, Owner and/or the Beneficiary before making any payments under the Contract that are measured by such person’s life. If the age of the measuring life has been misstated, the amount payable will be the amount that would have been provided at the correct age. If payments based on the correct age would have been higher, we will pay the underpaid amount with interest. If payments would be lower, we may deduct the overpaid amount, with interest, from succeeding payments.

Involuntary Termination

If the Account Value on any anniversary of the initial Strategy Application Date is less than the minimum required value of $5,000 due to poor market performance or withdrawals from the Contract (including any withdrawals to pay advisory fees), we may terminate your Contract on that anniversary.

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If you make only one Purchase Payment, each Term will end on an anniversary of the initial Strategy Application Date. In this case, any involuntary termination will occur on a date that is the end of a Term.

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If you make multiple Purchase Payments, Terms may end on different dates. In this case, any involuntary termination will occur on a date that is the end of a Term, but it will occur before the end of other Terms. In this case, the Surrender Value payable upon termination of your Contract will reflect the Daily Value Percentages used to calculate the value of Indexed Strategies with Terms that are not ending on the termination date.

The examples below show the relationship between the date of an involuntary termination and the end of a Term.

Example A. You make one Purchase Payment that is applied to the Crediting Strategies on June 20, 2023. Terms will start and end on June 20 and the anniversary of the initial Strategy Application Date will be June 20. If your Account Value is less than $5,000 on June 20, 2026, we may terminate your Contract on that anniversary date.

Example B. You make two Purchase Payments. One Purchase Payment is applied to the Crediting Strategies on May 6, 2023 and the other Purchase Payment is applied to the Crediting Strategies on June 20, 2023. Terms will start and end on May 6 and on June 20. The anniversary of the initial Strategy Application Date will be May 6.

•	If your Account Value is less than $5,000 on June 20, 2026, we may not terminate your Contract because June 20 is not an anniversary of the initial Strategy Application Date.

•	If your Account Value is less than $5,000 on May 6, 2027, we may terminate your Contract on that anniversary date even though the other Term will not end until June 20, 2027.

If we terminate your Contract, we will pay you the Surrender Value determined as of the date that we terminate your Contract. The Surrender Value will reflect the applicable Indexed Strategy values as calculated on the day that we terminate your Contract.

Loans

Loans are not available under the Contract.

FEDERAL TAX CONSIDERATIONS

This section provides a general description of federal income tax considerations relating to the Contracts. The purchase, holding and transfer of a Contract may have federal estate and gift tax consequences in addition to income tax consequences. Estate and gift taxation is not discussed in this prospectus. State taxation will vary, depending on the state in which you reside, and is not discussed in this prospectus.

The tax information provided in this prospectus is not intended or written to be used as legal or tax advice. It is written solely to provide general information related to the sale and holding of the Contracts. You should seek advice on legal or tax questions based on your particular circumstances from an attorney or tax advisor.

Tax Deferral on Annuities

Internal Revenue Code (“IRC”) Section 72 governs taxation of annuities in general. The income earned on a Contract is generally not included in income until it is withdrawn from the Contract. In other words, a Contract is a tax-deferred investment. Tax deferral is not available for a Contract when an Owner is not a natural person unless the Contract is part of a tax-qualified retirement plan or the Owner is a mere agent for a natural person. For a nonqualified deferred compensation plan, this rule means that the employer as Owner of the Contract will generally be taxed currently on any increase in the Surrender Value, although the plan itself may provide a tax deferral to the participating employee.

Under certain circumstances, based on a rule known as the “Investor Control Doctrine,” the IRS has stated that the holder of an annuity contract could be treated as the owner (for tax purposes) of the assets of a separate account that supports the annuity contract. If you were treated as the owner of an interest in the separate account, then you would be taxed on the income, gain, and loss arising out of your interest in the separate account. Although the IRS has not provided definitive guidance on the application of this rule to indexed annuity contracts, we do not believe that this rule applies to the Contract because you have no specific, fractional, or unitized interest in the separate account assets, we are not obligated to invest the separate account in any particular assets, the investment return and market value of the separate account assets is not allocated in an identical manner to any Contract, the Contract values are determined based on gains and losses regardless of the performance of the separate account assets, and the derivatives that we may hold in the separate account are not publicly traded.

Tax-Qualified Retirement Plans

Annuities may also qualify for tax-deferred treatment, or serve as a funding vehicle, under tax-qualified retirement plans that are governed by other IRC provisions. These provisions include IRC Section 401 (pension, profit sharing, and 401(k) plans), IRC Section 403(b) (tax-sheltered annuities), IRC Sections 408 and 408A (individual retirement annuities), and IRC Section 457(b) (governmental deferred compensation plans). Tax-deferral is generally also available under these tax-qualified retirement plans through the use of a trust or custodial account without the use of an annuity.

The tax law rules governing tax-qualified retirement plans and the treatment of amounts held and distributed under such plans are complex. If the Contract is to be used in connection with a tax-qualified retirement plan, including an individual retirement annuity (“IRA”) under a Simplified Employee Pension (SEP) Plan, you should seek competent legal and tax advice regarding the suitability of the Contract for your particular situation.

Contributions to a Tax-Qualified Contract are typically made with pre-tax dollars, while contributions to other Contracts are typically made from after-tax dollars, though there are exceptions in either case. Tax-Qualified Contracts may also be subject to restrictions on withdrawals that do not apply to other Contracts. These restrictions may be imposed to meet the requirements of the IRC or of an employer plan.

Following is a brief description of the types of tax-qualified retirement plans for which the Contracts are available.

Individual Retirement Annuities. IRC Sections 219 and 408 permit certain individuals or their employers to contribute to an individual retirement arrangement known as an “Individual Retirement Annuity” or “IRA”. Under applicable limitations, an individual may claim a tax deduction for certain contributions to an IRA. Contributions made to an IRA for an employee under a Simplified Employee Pension (SEP) Plan or Savings Incentive Match Plan for Employees (SIMPLE) established by an employer are not includable in the gross income of the employee until distributed from the IRA. Distributions from an IRA are taxable to the extent that they represent contributions for which a tax deduction was claimed, contributions made under a SEP plan or SIMPLE, or income earned within the IRA.

Roth IRAs. IRC Section 408A permits certain individuals to contribute to a Roth IRA. Contributions to a Roth IRA are not tax deductible. Tax-free distributions of contributions may be made at any time. Distributions of earnings are tax-free following the five-year period beginning with the first year for which a Roth IRA contribution was made if the Owner has attained age 59 1⁄2, become disabled, or died, or for qualified first-time homebuyer expenses.

Tax-Sheltered Annuities. IRC Section 403(b) of permits public schools and charitable, religious, educational, and scientific organizations described in IRC Section 501(c)(3) to establish “tax-sheltered annuity” or “TSA” plans for their employees. TSA contributions and Contract earnings are generally not included in the gross income of the employee until distributed from the TSA. Amounts attributable to contributions made under a salary reduction agreement cannot be distributed until the employee attains age 59 1⁄2, severs employment, becomes disabled, incurs a hardship, is eligible for a qualified reservist distribution, or dies. The IRC and the plan may impose additional restrictions on distributions.

Pension, Profit-Sharing, and 401(k) Plans. IRC Section 401 permits employers to establish various types of retirement plans for employees, and permits self-employed individuals to establish such plans for themselves and their employees. These plans may use annuity contracts to fund plan benefits. Generally, contributions are deductible to the employer in the year made, and contributions and earnings are generally not included in the gross income of the employee until distributed from the plan. The IRC and the plan may impose restrictions on distributions. Purchasers of a Contract for use with such plans should seek competent advice regarding the suitability of the Contract under the particular plan.

Governmental Eligible Deferred Compensation Plans. State and local government employers may purchase annuity contracts to fund eligible deferred compensation plans for their employees, as described in IRC Section 457(b). Contributions and earnings are generally not included in the gross income of the employee until the employee receives distributions from the plan. Amounts cannot be distributed until the employee attains age 70 1⁄2, severs employment, becomes disabled, incurs an unforeseeable emergency, or dies. The plan may impose additional restrictions on distributions.

Roth TSAs, Roth 401(k)s, and Roth 457(b)s. IRC Section 402A permits TSA plans, 401(k) plans, and governmental 457(b) plans to allow participating employees to designate some part or all of their future elective contributions as Roth contributions. Roth contributions to a TSA plan, 401(k) plan, or governmental 457(b) plan are included in the employee’s taxable income as earned. Amounts attributable to Roth TSA, Roth 401(k), or Roth 457(b) contributions must be held in a separate account from amounts attributable to traditional pre-tax TSA, 401(k), or 457(b) contributions. Distributions from a Roth TSA, Roth 401(k), or Roth 457(b) account are considered to come proportionally from contributions and earnings. Distributions attributable to Roth account contributions are tax-free. Distributions attributable to Roth account earnings are tax-free following the five-year period beginning with the first year for which Roth contributions are made to the plan if the employee has attained age 59 1⁄2, become disabled, or died. A Roth TSA, Roth 401(k), or Roth 457(b) account is subject to the same distribution restrictions that apply to amounts attributable to traditional pre-tax TSA, 401(k), or 457(b) contributions made under a salary reduction agreement. The plan may impose additional restrictions on distributions.

Nonqualified Deferred Compensation Plans

Employers may invest in annuity contracts in connection with unfunded deferred compensation plans for their employees. Such plans may include eligible deferred compensation plans of non-governmental tax-exempt employers, as described in IRC Section 457(b); deferred compensation plans of both governmental and nongovernmental tax-exempt employers that are taxed under IRC Section 457(f) and subject to Section 409A; and nonqualified deferred compensation plans of for-profit employers subject to Section 409A. In most cases, these plans are designed so that amounts credited under the plan will not be includable in the employees’ gross income until paid under the plan. In these situations, the annuity contracts are not plan assets and are subject to the claims of the employer’s general creditors. Whether or not made from the Contract, plan benefit payments are subject to restrictions imposed by the IRC and the plan.

Summary of Income Tax Rules

The following chart summarizes the basic income tax rules governing tax-qualified retirement plans, nonqualified deferred compensation plans, and other non-tax-qualified Contracts.

	Tax-Qualified Contracts and Plans	Nonqualified Deferred Compensation Plans	Other Non-Tax-Qualified Contracts
Plan Types

•  IRC §408 (IRA, SEP, SIMPLE IRA)

•  IRC §408A (Roth IRA)

•  IRC §403(b) (Tax-Sheltered Annuity)

•  IRC §401 (Pension, Profit– Sharing, 401(k))

•  Governmental IRC §457(b)

•  IRC §402A (Roth TSA, Roth 401(k), or Roth 457(b))

		• IRC §409A • Nongovernmental IRC §457(b) • IRC §457(f)	• IRC §72 only

Who May Purchase a Contract	Eligible employee, employer, or employer plan.	Employer on behalf of eligible employee. Employer generally loses tax-deferred status of Contract itself.	Anyone. Non-natural person will generally lose tax-deferred status.

Contribution Limits	Contributions are limited by IRC and/or plan requirements.		None.

	Tax-Qualified Contracts and Plans	Nonqualified Deferred Compensation Plans	Other Non-Tax-Qualified Contracts
Distribution Restrictions	Distributions from Contract and/or plan may be restricted to meet IRC and/or plan requirements.		None.

Taxation of Withdrawals, Surrenders, and Lump Sum Death Benefit

Generally, 100% of distributions must be included in taxable income. However, the portion that represents an after-tax investment is not taxable. Distributions from Roth IRA are deemed to come first from after- tax contributions. Distributions from other plans are generally deemed to come from income and after-tax investment (if any) on a pro-rata basis. Distributions from §408A Roth IRA or §402A Roth TSA, Roth 401(k), or Roth 457(b) are completely tax free if certain requirements are met.

For tax purposes, all IRAs and SEP IRAs of an owner are treated as a single IRA, and all Roth IRAs of an owner are treated as a single Roth IRA.

Generally, distributions must be included in taxable income until all accumulated earnings are paid out. Thereafter, distributions are tax-free return of the original investment. However, distributions are tax-free until any investment made before August 14, 1982 is returned.

For tax purposes, all non-tax-qualified annuity contracts issued to the same owner by the same insurer in the same calendar year are treated as one contract.

Taxation of Payout Option Payments (Annuity Benefit or Death Benefit)	A percentage of each payment is tax free equal to the ratio of after-tax investment (if any) to the total expected payments, and the balance is included in taxable income. Once the after-tax investment has been recovered, the full amount of each benefit payment is included in taxable income. Distributions from a Roth IRA, Roth TSA, Roth 401(k), or Roth 457(b) are completely tax free if certain requirements are met.

Possible Penalty Taxes for Distributions Before Age 59 1⁄2	Taxable portion of payments made before age 59 1⁄2 may be subject to 10% penalty tax (or 25% for a SIMPLE IRA during the first two years of participation). Penalty taxes do not apply to payments after the participant’s death, or to §457 plans. Other exceptions may apply.	None.	Taxable portion of payments made before age 59 1⁄2 may be subject to a 10% penalty tax. Penalty taxes do not apply to payments after the Owner’s death. Other exceptions may apply.

Assignment/ Transfer of Contract	Assignment and transfer of Ownership generally not permitted.		Generally, deferred earnings taxable to transferor upon transfer or assignment. Gift tax consequences are not discussed herein.

Federal Income Tax Withholding	Eligible rollover distributions from §401, §403(b), and governmental §457(b) plans are subject to 20% mandatory withholding on taxable portion unless direct rollover. For other payments, Payee may generally elect to have taxes withheld or not.	Generally subject to wage withholding.	Generally, Payee may elect to have taxes withheld or not.

Rollovers, Transfers, and Exchanges

Amounts from a Tax-Qualified Contract may be rolled over, transferred, or exchanged into another tax-qualified account or retirement plan as permitted by the IRC and plan(s). Amounts may be rolled over, transferred, or exchanged into a Tax-Qualified Contract from another tax-qualified account or retirement plan as permitted by the IRC and plan(s). In most cases, such a rollover, transfer, or exchange is not taxable, unless the rollover of pre-tax amounts is made into a Roth IRA, a Roth TSA, Roth 401(k), or Roth 457(b). Rollovers, transfers, and exchanges are not subject to normal contribution limits. The IRC or plan may require that rollovers be held in a separate Contract from other plan funds.

Amounts from a non-tax-qualified Contract may be transferred to another non-tax-qualified annuity or to a qualified long-term care policy as a tax-free exchange as permitted by the IRC Section 1035. Amounts from another non-tax-qualified annuity or from a life insurance or endowment policy may be transferred to a Contract as a tax-free exchange under IRC Section 1035.

Required Distributions

The Contracts are subject to the required distribution rules of federal tax law. These rules vary based on the tax qualification of the Contract or the plan under which it is issued.

For a Tax-Qualified Contract other than a Roth IRA, required minimum distributions must generally begin by April 1 following the year the participant attains age 73 (age 72 if born after June 30, 1949, but before January 1, 1951 or age 70 1/2 if born before July 1, 1949). However, for a 403(b) Tax-Sheltered Annuity Plan, a 401 Pension, Profit-Sharing, or 401(k) Plan, or a 457(b) Governmental Deferred Compensation Plan, a participant who is not a 5% owner of the employer may delay required minimum distributions until April 1 following the year in which the participant retires from that employer. The required minimum distributions during life are calculated based on standard life expectancy tables adopted under federal tax law.

For a Roth IRA or for a Contract that is not tax-qualified, there are no required distributions during life.

A Tax-Qualified Contract must make required distributions after death. The required distributions vary depending on the type of beneficiary. Some beneficiaries may take payments over life or life expectancy, and others must receive all benefits within five or ten years after death. A non-tax-qualified Contract that has begun making payments under a payout option during the Owner’s life must make any remaining payments at least as rapidly after death. If payments from a non-tax-qualified Contract have not begun, then the Death Benefit must be paid out in full within five years after death, or must be paid out in substantially equal payments beginning within one year of death over a period not exceeding the life expectancy of the designated beneficiary.

For a traditional IRA, a Roth IRA, or a Contract that is not tax-qualified, a beneficiary who is a surviving spouse may elect out of these requirements, and apply the required distribution rules as if the Contract were his or her own. For this purpose, federal tax law recognizes as married any two people whose marriage is valid in the state in which it was celebrated. A civil union or domestic partnership is not considered a marriage.

Withdrawals to Pay Advisory Fees

You may request in writing to us that advisory fees be withdrawn from your contract and paid directly to your registered investment advisor. You may terminate this request in writing to us at any time. The request to pay advisory fees cannot exceed 1.5% of the Account Value on an annual basis.

A series of IRS private letter rulings to various providers of tax-qualified contracts and accounts have concluded that if advisory fees are withdrawn from a tax-qualified contract or account and paid directly to the registered investment advisor, and if the fees are paid under an agreement between you, the investment advisor, and the contract or account provider, and those advisory fees are solely for investment advice related to the tax-qualified contract or account, then the payment of the advisory fees is not treated as a distribution from the tax-qualified contract or account. The Company is not a party to these private letter rulings, and they are not binding precedent on the IRS. However, these private letter rulings indicate a long-standing position of the IRS. As long as the conditions of these rulings are satisfied and the IRS does not issue guidance to the contrary, the Company will not report the payment of fees from Tax-Qualified Contracts as income to you.

An IRS private letter ruling issued to the Company in 2019 concluded that if advisory fees are withdrawn from a non-tax-qualified index-linked deferred annuity contract issued by the Company, the annuity contract is designed for use with a registered investment advisor, the advisory fees are paid under an agreement with you, the advisory fees are paid directly to the registered investment advisor, the fees on an annual basis do not exceed 1.5% of the Account Value of the annuity contract, those advisory fees are solely for investment advice related to the annuity contract, and the investment adviser has not received a commission on the sale of the annuity contract, then the payment of the advisory fees is not treated as a distribution from the annuity contract. Unless withdrawn, this private letter ruling is binding on the IRS with respect to the Company and its tax reporting obligations. As long as the conditions of this ruling are satisfied, the Company will not report the payment of fees from a non-tax-qualified Contract as income to you.

If the conditions of these rulings are not satisfied, the Company will report a withdrawal from your Contract to pay advisory fees as a distribution to you. That distribution may be subject to federal and state income taxes. If you are under age 59 1/2, it may also be subject to an additional 10% penalty tax.

Tax laws, and the position of the IRS in private letter rulings, are subject to change. It is possible that in the future a withdrawal to pay fees could be subject to federal and state income taxes, and to a 10% federal penalty tax if made before age 59 1⁄2.

PREMIUM AND OTHER TAXES

We reserve the right to deduct from the Purchase Payment or Account Value any taxes relating to the Contract paid by us to any government entity (including, but not limited to, premium taxes, additional taxes, and maintenance taxes on insurers, Federal, state and local withholding of income, estate, inheritance, or other taxes required by law from annuity purchase payments, and any new or increased taxes on insurers or annuity purchase payments that may be enacted into law).

Currently some state governments impose premium taxes, additional taxes, and maintenance taxes on insurers based on annuity purchase payments received or applied to an annuity payout benefit. These taxes currently range from zero to 3.5% depending upon the jurisdiction and the tax qualification of the Contract. A federal premium tax has been proposed but not enacted. We may deduct any such premium or other taxes from the Purchase Payments or the Account Value at the time that the tax is imposed. We may also deduct any such tax not previously deducted from the Annuity Payout value or Death Benefit value.

We reserve the right to deduct from the Contract for any income taxes that we incur because of the Contract. At the present time, however, we are not incurring any such income tax or making any such deductions.

DISTRIBUTION OF THE CONTRACTS

MassMutual Ascend Life Investor Services, LLC (“MMALIS”) is the principal underwriter and distributor of the securities offered through this prospectus. MMALIC and MMALIS are affiliated because MMALIS is a subsidiary of MMALIC. MMALIS also acts as the principal underwriter and distributor of the variable annuity contracts that are issued by one of our subsidiaries.

MMALIS’s principal executive offices are located at 191 Rosa Parks Street, Cincinnati, Ohio 45202. MMALIS is registered as a broker- dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as the securities regulators in the states in which it operates and registration is required. MMALIS is a member of the Financial Industry Regulatory Authority (“FINRA”).

Contracts are sold by licensed insurance agents (the “Selling Agents”) in those states where the Contract may be lawfully sold. Such Selling Agents will be appointed agents of MMALIC and will be registered representatives of broker-dealer firms (the “Selling Broker-Dealers”) that have entered into selling agreements with us and MMALIS. Selling Broker-Dealers will be registered under the Securities Exchange Act of 1934 and will be members of FINRA.

FINRA provides background information about broker-dealers and their registered representatives through FINRA BrokerCheck. You may contact the FINRA BrokerCheck Hotline at 1-800-289-9999, or log on to www.finra.org to learn more about MMALIS, your Selling Agent, and his or her Selling Broker Dealer.

MMALIS receives no compensation for acting as underwriter of the Contracts; however, MMALIC pays for some of MMALIS’s operating and other expenses, including overhead and legal and accounting fees. MMALIC may reimburse MMALIS for certain sales expenses, such as marketing materials and advertising expenses, and other expenses of distributing the Contracts.

MMALIC or MMALIS do not pay compensation for the promotion and sale of the Contract to the Selling Broker-Dealers or to the Selling Agents who solicit sales of the Contract. Instead, the registered investment adviser providing services to you is compensated by advisory fees based on your agreement with your adviser. With your agreement, the advisory fees with respect to this Contract may be taken as withdrawals from this Contract. You should ask your registered investment adviser about the advisory fees to be charged in connection with the investment adviser services to be provided, including the amount and timing of those fees, and whether it expects fees to be taken from this Contract or from other assets under management.

MMALIC may pay compensation, in certain circumstances referred to as “override” compensations, or reimbursements to wholesaling broker-dealers or other firms or intermediaries in return for wholesaling services such as providing marketing and sales support, transaction processing, product training, and administrative services to the Selling Agents or Selling Broker-Dealers. These allowances may be based on a percentage of a Purchase Payment or as a percentage of actual or expected aggregate sales, and/or a fixed dollar amount. These payments are not offered to all wholesaling broker-dealers, other firms, or intermediaries, and the terms of any particular agreement governing the payments may vary depending on, among other things, the level and type of marketing and distribution support provided.

There is no front-end sales load deducted from the Purchase Payment(s) to pay compensation. Any compensation paid by MMALIC and MMALIS in connection with the Contract is not charged directly to you. We intend to recoup any such compensation through the spread between the earnings and losses credited to or deducted from Contract values and the earnings and losses on the assets in our general account and the non-unitized separate account.

MASSMUTUAL ASCEND LIFE’S GENERAL ACCOUNT

Our general account (the “General Account”) holds all our assets other than assets in our insulated separate accounts. We own our General Account assets, and, subject to applicable law, have sole investment discretion over them. The assets are subject to our general business operation liabilities and claims of our creditors and may lose value. Our General Account assets fund the guarantees provided in the Contracts.

We must invest our assets according to applicable state laws regarding the nature, quality and diversification of investments that may be made by life insurance companies. In general, these laws permit investments, within specified limits and subject to certain qualifications, in Federal, state and municipal obligations, corporate bonds, preferred and common stocks, real estate mortgages, real estate and certain other investments.

We place a majority of the Purchase Payments made under the Contract in our General Account where we primarily invest the assets in a variety of fixed income securities.

We place a portion of the Purchase Payments made under the Contract in a non-unitized separate account (the “Separate Account”) that is not registered with the Securities and Exchange Commission. We established and maintain the Separate Account pursuant to the laws of our domiciliary state for the purpose of supporting our obligation to adjust the Indexed Strategy values based on the Daily Value Percentage or rise or fall of the Index. The assets of the Separate Account are held in our name on behalf of the Separate Account and legally belong to us. The assets in the Separate Account are not chargeable with liabilities arising out of any other business that we conduct. We may invest these assets in hedging instruments, including derivative contracts as well as other assets permitted under state law. To support our obligations to adjust the Indexed Strategy values, we may move money between the Separate Account and our General Account. We are not obligated to invest the assets of the Separate Account according to any particular plan except as we may be required to by state insurance laws. Regardless of your Strategy allocations, we do not intend to invest the assets of the Separate Account in the SPDR Gold Share exchange traded fund, iShares MSCI EAFE exchange traded fund or iShares U.S. Real Estate exchange traded fund. We may or may not hold the hypothetical options described in this prospectus in the Separate Account.

Contract owners do not have any interest in or claim on the assets in the Separate Account nor do Contract owners participate in any way in the performance of assets held in the Separate Account.

LEGAL MATTERS

Reliance on Rule 12h-7

MassMutual Ascend Life relies on the exemption provided by Rule 12h-7 under the Securities Exchange Act of the 1934 Act from the requirement to file reports pursuant to Section 15(d) of that Act.

Legal Proceedings

MassMutual Ascend Life and its subsidiaries are involved in litigation from time to time, generally arising in the ordinary course of business. This litigation may include, but is not limited to, general commercial disputes, lawsuits brought by contract owners and policyholders, employment matters, reinsurance collection matters and actions challenging certain business practices of insurance subsidiaries. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, MassMutual Ascend Life does not believe any such action or proceeding will have a material adverse effect upon its ability to meet its obligations under the Contracts.

Legal Opinion on Contracts

Legal matters in connection with federal laws and regulations affecting the issue and sale of the Contracts described in this prospectus and the organization of MassMutual Ascend Life, its authority to issue such Contracts under Ohio law, and the validity of the forms of the Contracts under Ohio law have been passed on by John P. Gruber, General Counsel of MassMutual Ascend Life.

Securities and Exchange Commission Position on Indemnification

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers or persons controlling MassMutual Ascend Life pursuant to its articles of incorporation or its code of regulations or pursuant to any insurance coverage or otherwise, MassMutual Ascend Life has been informed that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act of 1933 and is therefore unenforceable.

EXPERTS

The statutory financial statements and financial statement schedules of MassMutual Ascend Life Insurance Company as of December 31, 2022, and for each of the two years then ended, have been included herein in reliance upon the report of [ ], independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

The [    ] report dated [    ], 2023 of MassMutual Ascend Life Insurance Company includes explanatory language that states that the financial statements are prepared by MassMutual Ascend Life Insurance Company using statutory accounting practices prescribed or permitted by the Ohio Department of Insurance, which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the [    ] audit report states that the financial statements are not presented fairly in accordance with U.S. generally accepted accounting principles and further states that those statements are presented fairly, in all material respects, in accordance with statutory accounting practices prescribed or permitted by the Ohio Department of Insurance.

The statutory-basis financial statements of MassMutual Ascend Life Insurance Company as of December 31, 2020 and for the year then ended, appearing in this Prospectus and Registration Statement have been audited by [    ], independent auditors, as set forth in their report included thereon. These statutory-basis financial statements are included in this registration statement in reliance on the report of [    ] given on the authority of such firm as experts in accounting and auditing.

The [    ] report dated May 14, 2021 of MassMutual Ascend Life Insurance Company includes explanatory language that states that the financial statements are prepared by MassMutual Ascend Life Insurance Company using statutory accounting practices prescribed or permitted by the Ohio Department of Insurance, which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the [    ] audit report states that the financial statements are not presented fairly in accordance with U.S. generally accepted accounting principles and further states that those statements are presented fairly, in all material respects, in accordance with statutory accounting practices prescribed or permitted by the Ohio Department of Insurance.

THE REGISTRATION STATEMENT

We filed a Registration Statement with the Securities and Exchange Commission under the Securities Act of 1933 relating to the Contracts offered by this prospectus. This prospectus was filed as a part of the Registration Statement, but it does not constitute the complete Registration Statement.

The Registration Statement contains further information relating to the Company and the Contracts. The Registration Statement and the exhibits thereto may be inspected and copied at the office of the Securities and Exchange Commission, located at 100 F Street, N.E., Washington, D.C., and may also be accessed at www.sec.gov. The Securities and Exchange Commission file number for the Contract is 333-269562.

Statements in this prospectus discussing the content of the Contracts and other legal instruments are summaries. The actual documents are filed as exhibits to the Registration Statement. For a complete statement of the terms of the Contracts or any other legal document, refer to the appropriate exhibit to the Registration Statement.

OPTION PRICES

In order to calculate the Daily Value Percentage of an Indexed Strategy, we determine the prices of the hypothetical options using a valuation model. The price of each option is stated as a percentage of the Index at the last Market Close on or before the first day of the Term.

•	ATM Call Option Price (at-the-money call option)

The ATM Call Option Price is the calculated price of a hypothetical call option that will pay the holder an amount equal to the percentage rise, if any, in the Index from the last Market Close on or before the start of the Term to the final Market Close of the Term.

•	ATM Put Option Price (at-the-money put option)

The ATM Put Option Price is the calculated price of a hypothetical put option that will pay the holder an amount equal to the percentage fall, if any, in the Index from the last Market Close on or before the start of the Term to the final Market Close of the Term.

•	OTM Call Option Price (out-of-the-money call option)

The OTM Call Option Price is the calculated price of a hypothetical call option that will pay the holder an amount equal to the percentage rise, if any, in the Index from the last Market Close on or before the start of the Term to the final Market Close of the Term, but only to the extent it exceeds the Cap for the Term.

•	OTM Put Option Price (out-of-the-money put option)

The OTM Put Option Price is the calculated price of a hypothetical put option that will pay the holder an amount equal to the percentage fall, if any, in the Index from the last Market Close on or before the start of the Term to the final Market Close of the Term, but only to the extent it exceeds the Buffer or Floor for the Term.

Valuation Model

We use a mathematical model to calculate the price of the hypothetical options in our formulas because direct prices of comparable options are generally not available. Options in the marketplace do not directly align with (1) the time remaining in a Term and (2) the strike prices for any of the hypothetical options used in the calculation of the Daily Value Percentage.

Valuation models are widely used for option pricing and the model we use is based on standard methods for valuing derivatives. The methodology used to value these options is determined solely by us and the results of our valuation model may vary, higher or lower, from other estimated valuations or the actual selling price of identical derivatives. Any variance between our valuations and other estimated or actual prices may be different from Indexed Strategy to Indexed Strategy and may also change from day to day. Our valuation model calculates the theoretical price of options using the following inputs: initial and current Index levels or prices, expected dividend yield, option strike prices, expected interest rates, time, and implied volatility of option prices. Below is a brief explanation of the components of the model, which we receive from third party vendors.

•	Index Levels or Prices

The initial Index level or price for a Term is the Index provided to us for the last Market Close on or before the first day of the Term. The current Index level or price is the Index provided to us for the most recent Market Close. We rely on third parties, such as Index providers and financial reporting vendors, to provide us with the Index level or price for each Market Close.

•	Dividend Yield (Div)

Dividend Yield is the dividend yield to the end of the Term as of a calculation date where the dividend yield is (1) interpolated from yields or (2) implied from market data as reported by Bloomberg or another market source.

For the S&P 500 Index, the dividend yield will reduce the Index level and the applicable call option prices.

•	Strike Price (K)

Strike Price is a value that varies for each type of option.

ATM call option strike price = Index at the start of the Term

ATM put option strike price = Index at the start of the Term

OTM call option strike price = Index at the start of the Term multiplied by (1 + Cap). [For example, if the Cap is 8%, the OTM call option strike price is equal to the Index at the start of the Term multiplied by 1 + .08, or 1.08].

OTM put option strike price = Index at the start of the Term multiplied by (1- Buffer) for a Buffer Strategy or (1 + Floor) for a Floor

Strategy. [For example, for a 10% Buffer Strategy, the OTM put option strike price is equal to the Index at the start of the Term multiplied by 1- .10, or .90; for a -10% Floor Strategy, the OTM put option strike price is equal to the Index at the start of the Term multiplied by 1 + -.10, or 0.90]

•	Interest Rate (Rate)

Interest Rate is a rate based on key derivative interest rates obtained from information provided by Bloomberg or another market source. These interest rates are obtained for maturities adjacent to the actual time remaining in the Term on the calculation date. We use interpolation to derive the rate used as our input for the model.

•	Time (T)

Time is the portion of the Term that remains as measured by the following formula.

Time = number of calendar days from calculation date to end of Term / number of calendar days in Term

•	Implied Volatility (Vol)

Volatility is the implied volatility of option prices. It is approximated daily using observed option prices as reported by Bloomberg or another market source. For each hypothetical option included in the calculation, we approximate the volatility of option prices by interpolating between (1) implied volatilities for similar options with the closest available time remaining and (2) strike prices.

Implied volatility varies with (1) how much time remains until the end of a Term, which is determined by using an expiration date for the designated option that corresponds to that time remaining and (2) the relationship between the strike price of that option and the value of the Index at the time of the calculation. This relationship is referred to as the “moneyness” of the option described above, and is calculated as the ratio of current price to strike price.

Direct market data for these inputs is generally not available because options on an Index that actually trade in the market have (1) specific maturity dates that are unlikely to precisely match the end date of a Term and (2) moneyness values that are unlikely to precisely match the moneyness of the designated option that we use in our calculations. Accordingly, we interpolate between the implied volatility quotes that are based on the actual maturities and moneyness values.

EXAMPLES: IMPACT OF WITHDRAWALS ON CONTRACT VALUES AND AMOUNTS REALIZED

Examples A through D below are intended to show you how a withdrawal from an Indexed Strategy before the end of the Term affects the Indexed Strategy values and amounts realized at the end of the Term.

Example A: Withdrawal When Index Rising Steadily

This example assumes:

•	you allocate $50,000 to the S&P 500 1-Year 10% Buffer with Cap Indexed Strategy and $50,000 to the S&P 500 1-Year 50% Downside Participation Rate with Upside Participation Rate Indexed Strategy;

•	the Cap for the initial Term of the S&P 500 1-Year 10% Buffer with Cap Indexed Strategy is 10%;

•	the Participation Rate for the initial Term of the S&P 500 1-Year 50% Downside Participation Rate with Upside Participation Rate Indexed Strategy is 75%;

•	the S&P 500 is 1000 on the Term start date;

•

you request a $10,000 withdrawal on Day 146 when the Daily Value Percentage is 2.15% for the S&P 500 1-Year 10% Buffer with Cap Indexed Strategy and 2.33% for the S&P 500 1-Year 50% Downside Participation Rate with Upside Participation Rate Indexed Strategy;

•	advisory fees are taken from other assets under management, or only at the end of the Term;

•	you do not take any other withdrawals during the initial Term;

•

the MVA Interest Rate has fallen by an amount equal to the spread factor and therefore no Market Value Adjustments apply (If Market Value Adjustments did apply, the amounts realized at the end of the Term would be reduced by the withdrawal and reduced or increased by the amount of the Market Value Adjustment);

•	the S&P 500 is 1130 on the Term end date; and

•	you have not made a Performance Lock election.

Please note that even with a rising Index, the Daily Value Percentage may be negative or lower than the Index rise because the Net Option Price is not equal to the current Index price, and because the Daily Value Percentage calculation subtracts the Amortized Option Cost and Trading Cost from the Net Option Price.

Impact of $10,000 Withdrawal from Each Strategy on Day 146 of Term	S&P 500 1-Year 10% Buffer with Cap	S&P 500 1-Year 50% Downside Participation Rate with Upside Participation Rate
Investment Base at Term Start	$50,000	$50,000
Daily Value Percentage on Withdrawal Date	2.15%	2.33%
Dollar Amount of Increase on Withdrawal Date	$50,000 x .0215 = $1,075	$50,000 x .0233 = $1,165
Strategy Value before Withdrawal	$50,000 + $1,075 = $51,075	$50,000 + $1,165 = $51,165
Amount Withdrawn*	$4,996	$5,004
Withdrawal as Percentage of Strategy Value	$4,996 / $51,075 = 9.78%	$5,004 / $51,165 = 9.78%
Proportional Reduction in Investment Base	$50,000 x .0978 = $4,890	$50,000 x .0978 = $4,890
Investment Base after Withdrawal	$50,000 - $4,890 = $45,110	$50,000 - $4,890 = $45,110
Value at End of Term
Investment Base after Withdrawal	$45,110	$45,110
Index at Term Start	1000	1000
Index at Term End	1130	1130
Rise in Index	13%	13%
Cap	10%	n/a
Upside Participation Rate	n/a	75%
Increase as a Percentage	Min (13%, 10%) = 10%	13% x 75% = 9.75%
Dollar Amount of Increase	$45,110 x .10 = $4,511	$45,110 x .0975 = $4,398
Strategy Value at Term End	$45,110 + $4,511 = $49,621	$45,110 + $4,398 = $49,508

*

Note: The withdrawal is taken proportionally from each Indexed Strategy, based on the ratio of that Strategy’s value to the total value of all Indexed Strategies immediately before the withdrawal. In this example, the total value of all Indexed Strategies immediately before the withdrawal was $102,240 ($51,075 + $51,165). The S&P 500 1-Year 10% Buffer with Cap Indexed Strategy value was 49.96% of that total value ($51,075 / $102,240 = 49.96%), so 49.96% of the $10,000 withdrawal ($4,996) was taken from it. The S&P 500 1-Year 50% Downside Participation Rate with Upside Participation Rate Indexed Strategy value was 50.04% of that total value ($51,165 / $102,240 = 50.04%), so 50.04% of the $10,000 withdrawal ($5,004) was taken from it.

In this example, you invested $50,000 in the Cap Strategy and $50,000 in the Upside Participation Rate Strategy, and at the end of the Term you realized $109,129 ($10,000 withdrawal plus the Strategy values of $49,621 and $49,508 at the end of the Term). Had no withdrawal occurred, your Strategy values at the end of the Term would have totaled $109,875 ($50,000 plus 10% increase for the Cap Strategy, and $50,000 plus 9.75% increase for the Upside Participation Rate Strategy).

This hypothetical combined Strategy values of $109,875 exceeds the amount realized of $109,129 because the portion of the Investment Base withdrawn from each Strategy did not earn the increases (10% and 9.75% respectively) it would have earned if it had been left in the respective Strategy for the entire Term.

In this example, the Cap Strategy performed better than the Upside Participation Rate Strategy because the Upside Participation Rate limited the increase more than the Cap did.

Example B: Withdrawal When Index Falling Steadily

This example assumes:

•

you allocate $50,000 to an S&P 500 1-Year 50% Downside Participation Rate with Upside Participation Rate Indexed Strategy, $50,000 to the S&P 500 1-Year 10% Buffer with Cap Indexed Strategy, and $50,000 to the S&P 500 1-Year 10% Floor with Cap Indexed Strategy;

•	the S&P 500 is 1000 on the Term start date;

•

you request a $10,000 withdrawal on Day 146 when the Daily Value Percentage is -2% for the S&P 500 1-Year 50% Downside Participation Rate with Upside Participation Rate Indexed Strategy, -2.1% for the S&P 500 1-Year 10% Buffer with Cap Indexed Strategy, and -2.4% for the S&P 500 1-Year -10% Floor with Cap Indexed Strategy;

•	advisory fees are taken from other assets under management, or only at the end of the Term;

•	you do not take any other withdrawals during the initial Term;

•

the MVA Interest Rate has fallen by an amount equal to the spread factor and therefore no Market Value Adjustments apply (If Market Value Adjustments did apply, the amounts realized at the end of the Term would be reduced by the withdrawal and reduced or increased by the amount of the Market Value Adjustment); and

•	the S&P 500 is 750 on the Term end date.

•	you have not made a Performance Lock election

Please note that the Daily Value Percentage may be more negative than the fall in the Index because the Net Option Price is not equal to the current Index price, and because the Daily Value Percentage calculation subtracts the Amortized Option Cost and Trading Cost from the Net Option Price.

Impact of $10,000 Withdrawal from Each Strategy on Day 146 of Term	S&P 500 1-Year 10% Buffer with Cap	S&P 500 1-Year -10% Floor with Cap	S&P 500 1-Year 50% Downside Participation Rate with Upside Participation Rate
Investment Base at Term Start	$50,000	$50,000	$50,000
Daily Value Percentage on Withdrawal Date	-2.1%	-2.4%	-2.0%
Dollar Amount of Decrease on Withdrawal Date	$50,000 x -.021 = - $1,050	$50,000 x -.024 = -$1,200	$50,000 x -.020 = -$1,000
Strategy Value before Withdrawal	$50,000 - $1,050 = $48,950	$50,000 - $1,200 = $48,800	$50,000 - $1,000 = $49,000
Amount Withdrawn*	$3,336	$3,325	$3,339
Withdrawal as Percentage of Strategy Value	$3,336 / $48,950 = 6.81%	$3,325 / $48,800 = 6.81%	$3.339 / $49,000 = 6.81%
Proportional Reduction in Investment Base	$50,000 x .0681 = $3,407	$50,000 x .0681 = $3,407	$50,000 x .0681 = $3,407
Investment Base after Withdrawal	$50,000 - $3,407 = $46,593	$50,000 - $3,407 = $46,593	$50,000 - $3,407 = $46,593
Value at End of Term
Investment Base after Withdrawal	$46,593	$46,593	$46,593
Index at Term Start	1000	1000	1000
Index at Term End	750	750	750
Fall in Index	-25%	-25%	-25%
Downside Participation Rate	n/a	n/a	50%
Buffer	10%	n/a	n/a
Floor	n/a	10%	n/a
Decrease as a Percentage	25% - (-10%) = -15%	Max (-25%, -10%) = - 10%	-25% x 50% = -12.5%
Dollar Amount of Decrease	$46,593 x .15 = $6,989	$46,593 x .10 = $4,659	$46,593 x .125 = $5,824
Strategy Value at Term End	$46,593 - $6,989 = $39,604	$46,593 - $4,659 = $41,934	$46,593 - $5,824 = $40,769

*

Note: The withdrawal is taken proportionally from each Indexed Strategy, based on the ratio of that Strategy’s value to the total value of all Indexed Strategies immediately before the withdrawal. In this example, the total value of all Indexed Strategies immediately before the withdrawal was $146,750 ($48,950 + $48,800 + $49,000). The S&P 500 1-Year 10% Buffer with Cap Strategy value was 33.36% of that total value ($48,950 / $146,750 = 33.36%), so 33.36% of the $10,000 withdrawal ($3,336) was taken from it. The S&P 500 1-Year -10% Floor with Cap Strategy value was 33.25% of that total value ($48,800 / $146,750 = 33.25%), so 33.25% of the $10,000 withdrawal ($3,325) was taken from it. The S&P 500 1-Year 50% Downside Participation Rate with Upside Participation Rate Strategy value was 33.39% of that total value ($49,000 / $146,750 = 33.39%), so 33.39% of the $10,000 withdrawal ($3,339) was taken from it.

In this example, you invested $50,000 in the Buffer Strategy, $50,000 in the Floor Strategy and $50,000 in the Downside Participation Rate Strategy, and at the end of the Term you realized $132,307 ($10,000 withdrawal plus the Strategy values of $39,604, $41,934 and $40,769 at the end of the Term). Had no withdrawal occurred, your Strategy values at the end of the Term would have totaled $131,250 ($50,000 minus 15% decrease for the Buffer Strategy, $50,000 minus 10% decrease for the Floor Strategy and $50,000 minus 12.5% decrease for the Downside Participation Rate Strategy).

The amount realized of $132,037 exceeds this hypothetical combined Strategy value of $131,250 because the portion of the Investment Base withdrawn from each Strategy was not subject to the 10%-15% decrease it would have suffered if it had been left in the respective Strategies for the entire Term.

The Strategy value at Term end is highest for the Floor Strategy ($41,934) and lowest for the Buffer Strategy ($39,604). Though the proportionality rules relating to withdrawals keep each Strategy’s Investment Base equal to the others after the withdrawals, the different decreases that result from the 25% drop in the Index value (-10% for the Floor Strategy, -12.5% for the Downside Participation Rate Strategy, and -15.0% for the Buffer Strategy) lead to different Strategy values at Term end.

Example C: Withdrawal When Index Rises

This example assumes:

•	you allocate your entire $50,000 Purchase Payment to the S&P 500 1-Year 10% Buffer with Cap Indexed Strategy when the S&P 500 is 1900;

•	the Contract Effective Date and the Term start date are both April 6, 2024;

•	the Cap for the initial Term of that Strategy is 12%;

•	you request a $10,000 withdrawal on August 1, 2024 when the Daily Value Percentage is 1% and the MVA factor is -4.17%;

•	you instruct us to pay the entire $10,000 to you, which results in an additional withdrawal for the Market Value Adjustment;

•	advisory fees are taken from other assets under management, or only at the end of the Term;

•	you do not take any other withdrawals during the initial Term;

•	the S&P 500 is 2033 on the Term end date of April 6, 2025; and

•	you have not made a Performance Lock election.

Term Start Date	April 6, 2024
Strategy Value	$50,000	See Footnote 1 below.
Investment Base	$50,000	See Footnote 1 below.
Cap for Term	12%	See Footnote 2 below.
Index	1900

Withdrawal Date	August 1, 2024
Daily Value Percentage on Withdrawal Date	1%
Dollar Amount of Increase on Withdrawal Date	$500	See Footnote 3 below.
Strategy Value before Withdrawal	$50,500	See Footnote 4 below.
Amount of Withdrawal Requested (Net After MVA)	$10,000
Negative Market Value Adjustment	$435	See Footnote 5 below.
Total Amount Withdrawn	$10,435	See Footnote 5 below.
Withdrawal as Percentage of Strategy Value	20.66%	See Footnote 6 below.
Proportional Reduction in Investment Base	$10,330	See Footnote 6 below.
Investment Base after Withdrawal	$39,670	See Footnote 7 below.
Strategy Value after Withdrawal	$40,065	See Footnote 8 below.

Term End Date	April 6, 2025
Index	2033
Rise in Index	7%	See Footnote 9 below.
Increase as a Percentage	7%	See Footnote 10 below.
Investment Base after Withdrawal	$39,670	See Footnote 7 below.
Dollar Amount of Increase	$2,777	See Footnote 10 below.
Strategy Value at Term End	$42,447	See Footnote 11 below.

Footnote 1. On the Term start date, the Strategy value is equal to the amount applied to the Strategy on the Term start date. The amount applied on the Term start date is also the beginning Investment Base.

Footnote 2. The Cap is the largest rise in the Index for the Term taken into account to determine any increase at the end of a Term. In this example, the Cap is 12%, which means it will not affect the calculation of any increase unless the Index rises by more than 12%.

Footnote 3. When the Daily Value Percentage is positive, we use the following formula in calculating the Strategy value before the end of the Term.

Formula	Investment Base x Daily Value Percentage = dollar amount of increase

Calculation	$50,000 x 1% = $500

Footnote 4. In this example, the Daily Value Percentage is positive on the withdrawal date and you have not taken any withdrawals before that date.

This means the Strategy value on the withdrawal date is the Investment Base plus the increase for the Daily Value Percentage on that date.

Formula	Investment Base + dollar amount of increase = Strategy value

Calculation	$50,000 + $500 = $50,500

Footnote 5. The Market Value Adjustment that would apply to your withdrawal is equal to the amount subject to the charge multiplied by the MVA factor. The amount subject to the charge includes the charge itself. In this example, the withdrawal occurs when the MVA factor is -4.17%. There is no Market Value Adjustment after Contract Year 6.

In this example you requested a specific withdrawal amount, so you will receive the amount you requested. If a Market Value Adjustment applies, we also increase or decrease the amount withdrawn from your Contract by an amount equal to the Market Value Adjustment.

To determine the amount of the Market Value Adjustment, the total amount withdrawn can be determined first by dividing the requested withdrawal by the sum of 1 and the MVA factor.

Formula	Requested withdrawal / (1.00 + MVA factor) = total amount withdrawn

Calculation	$10,000 / (1.00 + -0.0417) = $10,000 / 0.9583 = $10,435

The Market Value Adjustment can then be calculated by multiplying the total amount withdrawn by the MVA factor.

Formula	Total amount withdrawn x MVA factor = Market Value Adjustment

Calculation	$10,435 x -0.0417 = -$435, or a negative Market Value Adjustment of $435

Footnote 6. When you take a withdrawal, the deduction from the Investment Base taken is proportional to the reduction in the value of the Indexed Strategy due to the withdrawal. If the Strategy value on the withdrawal date is higher than the Investment Base, the proportional reduction in the Investment Base will be less than the total amount withdrawn.

Formula	Total amount withdrawn / Strategy value before withdrawal = withdrawal as percentage of Strategy value

Calculation	$10,435 / $50,500 = 20.66%

Formula	Investment Base before withdrawal x withdrawal as percentage of Strategy value = proportional reduction in Investment Base
Calculation	$50,000 x 20.66% = $10,330

Footnote 7. On the withdrawal date after the withdrawal, the Investment Base is equal to the Investment Base before the withdrawal minus the proportional reduction in the Investment Base for the withdrawal.

Formula	Investment Base before withdrawal - proportional reduction in Investment Base for withdrawal = Investment Base after withdrawal

Calculation	$50,000 - $10,330 = $39,670

Footnote 8. On the withdrawal date, the Strategy value after the withdrawal is equal to Strategy value before the withdrawal minus the total amount withdrawn.

Formula	Strategy value before withdrawal - total amount withdrawn = Strategy value after withdrawal

Calculation	$50,500 - $10,435 = $40,065

Footnote 9. The rise in the Index on the Term end date is equal to the percentage change in the Index measured from the Term start date to the Term end date.

Formula	(Index on Term end date - Index on Term start date) / Index on Term start date = rise in Index

Calculation	(2033 - 1900) / 1900 = 7%

Footnote 10. When the Index has risen for the Term, we use the following formulas to calculate the increase for a Cap Strategy.

Formula	If the rise in Index is less than Cap, then rise in Index = increase percentage based on rise in Index

Calculation	7% rise in Index < 12% cap, so increase percentage = 7%

Formula	Investment Base x increase percentage based on rise in Index = dollar amount of increase based on rise in Index

Calculation	$39,670 x 7% = $2,777

Footnote 11. In this example, there has been a rise in the Index for the Term and you have taken a $10,000 withdrawal during the Term. This means the Strategy value at the end of the Term is the Investment Base on the Term end date plus the increase for the rise in the Index for the Term.

Formula	Investment Base on Term end date + dollar amount of increase based on rise in Index = Strategy value on Term end date

Calculation	$39,670 + $2,777 = $42,447

Example D: Withdrawal When Index Falls

This example assumes:

•	you allocate your entire $50,000 Purchase Payment to the S&P 500 1-Year 50% Downside Participation Rate with Upside Participation Rate Indexed Strategy when the S&P 500 is 1900;

•	the Contract Effective Date and the Term Start Date are both April 6, 2024;

•	you request a $10,000 withdrawal on August 1, 2024when the Daily Value Percentage is -6% and the MVA factor is -4.17%;

•	you instruct us to pay the entire $10,000 to you, which results in an additional withdrawal for the Market Value Adjustment;

•	advisory fees are taken from other assets under management, or only at the end of the Term;

•	you do not take any other withdrawals during the initial Term;

•	the S&P 500 is 1748 on the Term end date of April 6, 2025; and

•	you have not made a Performance Lock election.

Term Start Date	April 6, 2024
Strategy Value		$50,000	See Footnote 1 below.
Investment Base		$50,000	See Footnote 1 below.
Downside Participation Rate		50%	See Footnote 2 below.
Index		1900

Withdrawal Date	August 1, 2024
Daily Value Percentage on Withdrawal Date		-6%
Dollar Amount of Decrease on Withdrawal Date		$3,000	See Footnote 3 below.
Strategy Value before Withdrawal		$47,000	See Footnote 4 below.
Amount of Withdrawal Requested (Net After MVA)		$10,000
Negative Market Value Adjustment		$435	See Footnote 5 below.
Total Amount Withdrawn		$10,435	See Footnote 5 below.
Withdrawal as Percentage of Strategy Value		22.2%	See Footnote 6 below.
Proportional Reduction in Investment Base		$11,100	See Footnote 6 below.
Investment Base after Withdrawal		$38,900	See Footnote 7 below.
Strategy Value after Withdrawal		$36,565	See Footnote 8 below.

Term End Date	April 6, 2025
Index		1748
Change in Index		-8%	See Footnote 9 below.
Change as a Percentage		-4%	See Footnote 10 below.
Investment Base after Withdrawal		$38,900	See Footnote 7 below.
Dollar Amount of Decrease	-$	1,556	See Footnote 10 below.
Strategy Value at Term End		$37,344	See Footnote 11 below.

Footnote 1. On the Term start date, the Strategy value is equal to the amount applied to the Strategy on the Term start date. The amount applied on the Term start date is also the beginning Investment Base.

Footnote 2. The Downside Participation Rate is your share of any fall in the Index for the Term taken into account to determine any decrease at the end of the Term. For each Term of each Indexed Strategy that we currently offer with this Contract, the Downside Participation Rate is 50%. The Downside Participation Rate will not change from Term to Term.

Footnote 3. When the Daily Value Percentage is negative, we use the following formula to calculate the Strategy value before the end of the Term.

Formula	Investment Base x Daily Value Percentage = dollar amount of decrease

Calculation	$50,000 x -6% = -$3,000

Footnote 4. In this example, the Daily Value Percentage is negative on the withdrawal date and you have not taken any withdrawals before that date. This means the Strategy value on the withdrawal date is the Investment Base, minus the decrease for the Daily Value Percentage on that date.

Formula	Investment Base – dollar amount of decrease = Strategy value

Calculation	$50,000 - $3,000 = $47,000

Footnote 5. The Market Value Adjustment that would apply to your withdrawal is equal to the amount subject to the charge multiplied by the MVA factor. The amount subject to the charge includes the charge itself. In this example, the withdrawal occurs when the MVA factor is -4.17%. There is no Market Value Adjustment after Contract Year 6.

In this example you requested a specific withdrawal amount, so you will receive the amount you requested. If a Market Value Adjustment applies, we also increase or decrease the amount withdrawn from your Contract by an amount equal to the Market Value Adjustment.

To determine the amount of the Market Value Adjustment, the total amount withdrawn can be determined first by dividing the requested withdrawal by the sum of 1 and the MVA factor.

Formula	Requested withdrawal / (1.00 + MVA factor) = total amount withdrawn

Calculation	$10,000 / (1.00 + -0.0417) = $10,000 / 0.9583 = $10,435

The Market Value Adjustment can then be calculated by multiplying the total amount withdrawn by the MVA factor.

Formula	Total amount withdrawn x MVA factor = Market Value Adjustment

Calculation	$10,435 x -0.0417 = -$435, or a negative Market Value Adjustment of $435

Footnote 6. When you take a withdrawal, the deduction from the Investment Base taken is proportional to the reduction in the value of the Indexed Strategy due to the withdrawal. If the Strategy value on the withdrawal date is less than the Investment Base, the proportional reduction in the Investment Base will be more than the total amount withdrawn.

Formula	total amount withdrawn / Strategy value before withdrawal = withdrawal as percentage of Strategy value

Calculation	$10,435 / $47,000 = 22.2%

Formula	Investment Base before withdrawal x withdrawal as percentage of Strategy value = proportional reduction in Investment Base

Calculation	$50,000 x 22.2% = $11,100

Footnote 7. On the withdrawal date, the Investment Based after the withdrawal is equal to the Investment Base before the withdrawal minus the proportional reduction in the Investment Base for the withdrawal.

Formula	Investment Base before withdrawal - proportional reduction in Investment Base for withdrawal = Investment Base after withdrawal

Calculation	$50,000 - $11,100 = $38,900

Footnote 8. On the withdrawal date, the Strategy value after the withdrawal is equal to the Strategy value before the withdrawal minus the total amount withdrawn.

Formula	Strategy value before withdrawal - total amount withdrawn = Strategy value after withdrawal

Calculation	$47,000 - $10,435 = $36,565

Footnote 9. The fall in the Index on the Term end date is equal to the percentage change in the Index measured from the Term start date to the Term end date.

Formula	(Index on Term end date - Index on Term start date) / Index on Term start date

Calculation	(1748 - 1900) / 1900 = -8%

Footnote 10. When the Index has fallen for the Term, we use the following formula to calculate the decrease.

Formula	Fall in Index x Downside Participation Rate = decrease as a percentage based on fall in Index

Calculation	-8% x 50% = -4%

Formula	Investment Base x decrease percentage based on fall in Index = dollar amount of decrease based on fall in Index

Calculation	$38,900 x -4% = -$1,556

Footnote 11. In this example, there has been a fall in the Index for the Term and you have taken a $10,000 withdrawal during the Term. This means the Strategy value at the end of the Term is the Investment Base on the Term end date minus the decrease for the fall in the Index for the Term.

Formula	Investment Base on Term end date – dollar amount of decrease based on fall in Index = Strategy value on Term end date

Calculation	$38,900 - $1,556 = $37,344

EXAMPLES: IMPACT OF TERM LENGTH ON CONTRACT VALUES

Examples E and F are intended to help you understand the changes in Indexed Strategy values over different Term lengths after a six-year period when the Index rises or falls at a steady rate and Caps and Upside Participation Rates remain constant. These assumptions are unlikely to be true in actual experience. Even with these level assumptions, over a six-year period, an Indexed Strategy with a six-year Term will perform differently than Indexed Strategies with shorter Terms that use the same Index.

Example E: Contract Values After 6 Years When Index Rises Steadily

This example assumes:

•	you allocate a $50,000 Purchase Payment to the S&P 500 1-Year 10% Buffer with Cap Indexed Strategy when the S&P 500 is 1000;

•	you allocate a $50,000 Purchase Payment to the S&P 500 1-Year 50% Downside Participation Rate with Upside Participation Rate Indexed Strategy when the S&P 500 is 1000;

•	you allocate a $50,000 Purchase Payment to the S&P 500 6-Year 10% Buffer with Upside Participation Rate Indexed Strategy when the S&P 500 is 1000;

•	the Contract Effective Date and the Term Start Date are both April 6, 2024;

•	to simplify this example, we assume that advisory fees are taken from other assets under management and that you do not take any other withdrawals during the first six Contract Years;

•	you do not reallocate strategy values at the end of each 1-year term;

•

on April 6, 2025, the S&P 500 is at 1040 and the 6-year Strategy Daily Value Percentage is -2.30%; on April 6, 2026, the S&P 500 is at 1081.60 and the 6-year Strategy Daily Value Percentage is 4.60%; on April 6, 2027, the S&P 500 is at 1124.86 and the 6-year Strategy Daily Value Percentage is 11.70%; on April 6, 2028, the S&P 500 is at 1169.86 and the 6-year Strategy Daily Value Percentage is 19.10%; on April 6, 2029, the S&P 500 is at 1216.65 and the 6-year Strategy Daily Value Percentage is 26.70%; and on April 6, 20230, the S&P 500 is at 1265.32; and

•	you do not make a Performance Lock election.

	S&P 500 1-year 10% Buffer with Cap	S&P 500 1-year 50% Downside Participation Rate with Upside Participation Rate Strategy	S&P 500 6-year 10% Buffer with Upside Participation Rate
Year 1
Strategy Value - April 6, 2024	$50,000	$50,000		$50,000	See Footnote 1 below.
Investment Base - April 6, 2024	$50,000	$50,000		$50,000	See Footnote 1 below.
Remaining Investment Base - April 6, 2025	$50,000	$50,000		$50,000	See Footnote 2 below.
Rise in Index for Period	4.00%	4.00%		n/a	See Footnote 3 below.
Cap for Period	10%	n/a		n/a	See Footnote 4 below.
Participation Rate for Period	n/a	75%		n/a	See Footnote 5 below.
Increase as a Percentage	4.00%	3.00%		-2.30%	See Footnote 6 below.
Dollar Amount of Increase	$2,000	$1,500	-$	1,150	See Footnote 7 below.
Strategy Value - April 6, 2025	$52,000	$51,500		$48,850	See Footnote 8 below.
Year 2
Investment Base - April 6, 2025	$52,000	$51,500		$50,000	See Footnote 8 below.
Remaining Investment Base - April 6, 2026	$52,000	$51,500		$50,000	See Footnote 9 below.
Rise in Index for Period	4.00%	4.00%		n/a	See Footnote 10 below.
Cap for Period	10%	n/a		n/a	See Footnote 11 below.
Participation Rate for Period	n/a	75%		n/a	See Footnote 12 below.
Increase as a Percentage	4.00%	3.00%		4.60%	See Footnote 13 below.
Dollar Amount of Increase	$2,080	$1,545		$2,300	See Footnote 14 below.
Strategy Value - April 6, 2026	$54,080	$53,045		$52,300	See Footnote 15 below.
Year 3
Investment Base - April 6, 2026	$54,080	$53,045		$50,000	See Footnote 15 below.
Remaining Investment Base - April 6, 2027	$54,080	$53,045		$50,000	See Footnote 16 below.

	S&P 500 1-year 10% Buffer with Cap	S&P 500 1-year 50% Downside Participation Rate with Upside Participation Rate Strategy	S&P 500 6-year 10% Buffer with Upside Participation Rate
Rise in Index for Period	4.00%	4.00%	n/a	See Footnote 17 below.
Cap for Period	10%	n/a	n/a	See Footnote 18 below.
Participation Rate for Period	n/a	75%	n/a	See Footnote 19 below.
Increase as a Percentage	4.00%	3.00%	11.70%	See Footnote 20 below.
Dollar Amount of Increase	$2,163	$1,591	$5,850	See Footnote 21 below.
Strategy Value – April 6, 2027	$56,243	$54,636	$55,850	See Footnote 22 below.
Year 4
Investment Base – April 6, 2027	$56,243	$54,636	$50,000	See Footnote 22 below.
Remaining Investment Base – April 6, 2028	$56,243	$54,636	$50,000	See Footnote 23 below.
Rise in Index for Period	4.00%	4.00%	n/a	See Footnote 24 below.
Cap for Period	10%	n/a	n/a	See Footnote 25 below.
Participation Rate for Period	n/a	75%	n/a	See Footnote 26 below.
Increase as a Percentage	4.00%	3.00%	19.10%	See Footnote 27 below.
Dollar Amount of Increase	$2,250	$1,639	$9,550	See Footnote 28 below.
Strategy Value – April 6, 2028	$58,493	$56,275	$59,550	See Footnote 29 below.
Year 5
Investment Base – April 6, 2028	$58,493	$56,275	$50,000	See Footnote 29 below.
Remaining Investment Base – April 6, 2029	$58,493	$56,275	$50,000	See Footnote 30 below.
Rise in Index for Period	4.00%	4.00%	n/a	See Footnote 31 below.
Cap for Period	10%	n/a	n/a	See Footnote 32 below.
Participation Rate for Period	n/a	75%	n/a	See Footnote 33 below.
Increase as a Percentage	4.00%	3.00%	26.70%	See Footnote 34 below.
Dollar Amount of Increase	$2,340	$1,688	$13,350	See Footnote 35 below.
Strategy Value – April 6, 2029	$60,833	$57,963	$63,350	See Footnote 36 below.
Year 6
Investment Base – April 6, 2029	$60,833	$57,963	$50,000	See Footnote 36 below.
Remaining Investment Base – April 6, 2030	$60,833	$57,963	$50,000	See Footnote 37 below.
Rise in Index for Period	4.00%	4.00%	26.53%	See Footnote 38 below.
Cap for Period	10%	n/a	n/a	See Footnote 39 below.
Participation Rate for Period	n/a	75%	130%	See Footnote 40 below.
Increase as a Percentage	4.00%	3.00%	34.49%	See Footnote 41 below.
Dollar Amount of Increase	$2,433	$1,739	$17,245	See Footnote 42 below.
Strategy Value - April 6, 2030	$63,266	$59,702	$67,245	See Footnote 43 below.

Footnote 1. At the beginning of the first Term, the Strategy value is equal to the amount applied to the Strategy on the Term start date. The amount applied on the Term start date is also the beginning Investment Base.

Footnote 2. The remaining Investment Base is equal to the beginning Investment Base minus the proportional reduction for any prior withdrawals and related Market Value Adjustments.

Formula	Beginning Investment Base – proportional reduction for any prior Withdrawals and related Market Value Adjustments = remaining Investment Base

Calculation	$50,000 - $0 = $50,000 for all Indexed Strategies

Footnote 3. For a 1-year Strategy, the value at the first Term is based on the rise or fall of the Index for the Term. The rise or fall in the Index for the Term is equal to the percentage change in the Index Value measured from the Term start date to the Term end date.

Formula	(Index Value on Term end date - Index Value on Term start date) / Index Value on Term start date

Calculation	(1040 - 1000) / 1000 = 4.00%

For the 6-year Strategy, the value at the end of Year 1 is based on the Daily Value Percentage, and not the rise or fall in the Index.

Footnote 4. The Cap is the largest rise in the Index (measured from the start of the Term to end of the Term) taken into account to determine any increase at the end of the Term. In this example, the 1-year Cap Strategy has a Cap of 10% for the first Term, which means it will not affect the calculation of any increase unless the Index rises by more than 10% for the Term. The 1-year Upside Participation Rate Strategy and the 6-year Buffer with Upside Participation Rate Strategy do not have a Cap.

Footnote 5. The Upside Participation Rate is your share of any rise in the Index (measured from the start of the Term to end of the Term) taken into account to determine the Strategy value at the end of the Term. In this example, the 1-year Upside Participation Rate Strategy has an Upside Participation Rate of 75% for the first Term, which means the calculation of any increase will include 75% of any Index rise for the Term. The 6-year Strategy did not complete a Term in Year 1, so no Upside Participation Rate will be applied when determining the Strategy value at the end of Year 1. The 1-year Cap Strategy does not have an Upside Participation Rate.

Footnote 6.

When the Index has risen (measured from the start of the Term to end of the Term), we use the following formulas to calculate the increase for the 1-year Strategy with a Cap.

Formula	If the rise in Index is less than Cap, then rise in Index = increase percentage based on rise in Index

Calculation	4.0% rise in Index < 10% cap, so increase percentage = 4.0%

When the Index has risen (measured from the start of the Term to end of the Term), we use the following formulas to calculate the increase for the 1-year Strategy with an Upside Participation Rate.

Formula	Rise in Index for Term x Upside Participation Rate for Term = Increase as a Percentage

Calculation	4.0% x 75% = 3.0%

For the 6-year Strategy with an Upside Participation Rate, the Upside Participation Rate only applies at the end of the 6-year Term. At the end of Year 1, the Strategy value is determined based on the Daily Value Percentage. The Daily Value Percentage may be more or less than the cumulative rise or fall of the Index since the Term start date, and it may be negative even when the Index has risen. In our example, the Daily Value Percentage at the end of Year 1 is -2.30%.

Footnote 7.

For a 1-year Strategy, when the Index has risen for the Term, we use the following formula to calculate the increase.

Formula	Remaining Investment Base x increase percentage based on rise in Index = dollar amount of increase based on rise in Index

Calculation

1-year Strategy with a Cap:	$50,000 x 4.0% = $2,000
1-year Strategy with an Upside Participation Rate:	$50,000 x 3.0% = $1,500

For the 6-year Strategy, when the Daily Value Percentage is negative, we use the following formula to calculate the amount of the decrease.

Formula	Remaining Investment Base x Daily Value Percentage = dollar amount of decrease based on Daily Value Percentage

Calculation

6-year Strategy with a Buffer:	$50,000 x -2.3% = -$1,150

Footnote 8. In this example, for the 1-year Strategies, there has been a rise in the Index over the first Term. We use the following formula to calculate the Strategy value at the end of Year 1.

Formula	Remaining Investment Base on Term end date + dollar amount of increase based on rise in Index = Strategy value on Term end date

Calculation

1-year Strategy with a Cap:	$50,000 + $2,000 = $52,000
1-year Strategy with an Upside Participation Rate:	$50,000 + $1,500 = $51,500

For the 6-year Strategy, the Daily Value Percentage is negative at the end of Year 1. We use the following formula to calculate the Strategy value.

Formula	Remaining Investment Base on valuation date - dollar amount of decrease based on Daily Value Percentage = current Strategy value

Calculation

6-year Strategy with a Buffer:	$50,000 - $1,150 = $48,850

For the 1-year Strategies, the Strategy value at the end of the first Term is also the Investment Base at the beginning of the second Term. For the 6-year Strategy, the existing Investment Base is carried forward because it is not the end of a Term.

Footnote 9. The remaining Investment Base is equal to the beginning Investment Base minus the proportional reduction for any prior withdrawals and related Market Value Adjustments.

Formula	Beginning Investment Base – proportional reduction for any prior Withdrawals and related Market Value Adjustments = remaining Investment Base

Calculation

1-year Strategy with a Cap:	$52,000 - $0 = $52,000
1-year Strategy with an Upside Participation Rate:	$51,500 - $0 = $51,500
6-year Strategy with an Upside Participation Rate:	$50,000 - $0 = $50,000

Footnote 10. For a 1-year Strategy, the value at the end of the second Term is based on the rise or fall in the index for the Term. The rise or fall in Index for the Term is equal to the percentage change in the Index Value measured from the Term start date to the Term end date.

Formula	(Index Value on Term end date - Index Value on Term start date) / Index Value on Term start date

Calculation	(1081.60 - 1040) / 1040 = 4.00%

For the 6-year Strategy, the value at the end of Year 2 is based on the Daily Value Percentage, and not the rise or fall in the Index.

Footnote 11. The Cap is the largest rise in the Index (measured from the start of the Term to end of the Term) taken into account to determine any increase at the end of the Term. In this example, the 1-year Cap Strategy has a Cap of 10% for the second Term, which means it will not affect the calculation of any increase unless the Index rises by more than 10% for the Term. The 1-year Upside Participation Rate Strategy and the 6-year Buffer with Upside Participation Rate Strategy do not have a Cap.

Footnote 12. The Upside Participation Rate is your share of any rise in the Index (measured from the start of the Term to end of the Term) taken into account to determine the Strategy value at the end of the Term. In this example, the 1-year Upside Participation Rate Strategy has an Upside Participation Rate of 75% for the second Term, which means the calculation of any increase will include 75% of any Index rise for the Term. The 6-year Strategy did not complete a Term in Year 2, so no Upside Participation Rate will be applied when determining the Strategy value at the end of Year 2. The 1-year Cap Strategy does not have an Upside Participation Rate.

Footnote 13.

When the Index has risen (measured from the start of the Term to end of the Term), we use the following formulas to calculate the increase for the 1-year Strategy with a Cap.

Formula	If the rise in Index is less than Cap, then rise in Index = increase percentage based on rise in Index

Calculation	4.0% rise in Index < 10% cap, so increase percentage = 4.0%

When the Index has risen (measured from the start of the Term to end of the Term), we use the following formulas to calculate the increase for the 1-year Strategy with an Upside Participation Rate.

Formula	Rise in Index for Term x Upside Participation Rate for Term = Increase as a Percentage

Calculation	4.0% x 75% = 3.0%

For the 6-year Strategy with an Upside Participation Rate, the Upside Participation Rate only applies at the end of the 6-year Term. At the end of Year 2, the Strategy value is determined based on the Daily Value Percentage. The Daily Value Percentage may be more or less than the cumulative rise or fall of the Index since the Term start date, and it may be negative even when the Index has risen. In our example, the Daily Value Percentage at the end of Year 1 is 4.60%.

Footnote 14.

For a 1-year Strategy, when the Index has risen for the Term, we use the following formula to calculate the increase.

Formula	Remaining Investment Base x increase percentage based on rise in Index = dollar amount of increase based on rise in Index

Calculation

1-year Strategy with a Cap:	$52,000 x 4.0% = $2,080
1-year Strategy with an Upside Participation Rate:	$51,500 x 3.0% = $1,545

For the 6-year Strategy, when the Daily Value Percentage is positive, we use the following formula to calculate the amount of the increase.

Formula	Remaining Investment Base x Daily Value Percentage = dollar amount of increase based on Daily Value Percentage

Calculation

6-year Strategy with a Buffer:	$50,000 x 4.6% = $2,300

Footnote 15. In this example, for the 1-year Strategies, there has been a rise in the Index over the second Term. We use the following formula to calculate the Strategy value at the end of Year 2.

Formula	Remaining Investment Base on Term end date + dollar amount of increase based on rise in Index = Strategy value on Term end date

Calculation

1-year Strategy with a Cap:	$52,000 + $2,080 = $54,080
1-year Strategy with an Upside Participation Rate:	$51,500 + $1,545 = $53,045

For the 6-year Strategy, the Daily Value Percentage is positive at the end of Year 2. We use the following formula to calculate the Strategy value.

Formula	Remaining Investment Base on valuation date + dollar amount of increase based on Daily Value Percentage = current Strategy value

Calculation

6-year Strategy with a Buffer:	$50,000 + $2,300 = $52,300

For the 1-year Strategies, the Strategy value at the end of the second Term is also the Investment Base at the beginning of the third Term. For the 6-year Strategy, the existing Investment Base is carried forward because it is not the end of a Term.

Footnote 16. The remaining Investment Base is equal to the beginning Investment Base minus the proportional reduction for any prior withdrawals and related Market Value Adjustments.

Formula	Beginning Investment Base – proportional reduction for any prior Withdrawals and related Market Value Adjustments = remaining Investment Base

Calculation

1-year Strategy with a Cap:	$54,080 - $0 = $54,080
1-year Strategy with an Upside Participation Rate:	$53,045 - $0 = $53,045
6-year Strategy with an Upside Participation Rate:	$50,000 - $0 = $50,000

Footnote 17. For a 1-year Strategy, the value at the end of the third Term is based on the rise or fall in the index for the Term. The rise or fall in Index for the Term is equal to the percentage change in the Index Value measured from the Term start date to the Term end date.

Formula	(Index Value on Term end date - Index Value on Term start date) / Index Value on Term start date

Calculation	(1124.86- 1081.60) / 1081.60 = 4.00%

For the 6-year Strategy, the value at the end of Year 3 is based on the Daily Value Percentage, and not the rise or fall in the Index.

Footnote 18. The Cap is the largest rise in the Index (measured from the start of the Term to end of the Term) taken into account to determine any increase at the end of the Term. In this example, the 1-year Cap Strategy has a Cap of 10% for the third Term, which means it will not affect the calculation of any increase unless the Index rises by more than 10% for the Term. The 1-year Upside Participation Rate Strategy and the 6-year Buffer with Upside Participation Rate Strategy do not have a Cap.

Footnote 19. The Upside Participation Rate is your share of any rise in the Index (measured from the start of the Term to end of the Term) taken into account to determine the Strategy value at the end of the Term. In this example, the 1-year Upside Participation Rate Strategy has an Upside Participation Rate of 75% for the third Term, which means the calculation of any increase will include 75% of any Index rise for the Term. The 6-year Strategy did not complete a Term in Year 3, so no Upside Participation Rate will be applied when determining the Strategy value at the end of Year 3. The 1-year Cap Strategy does not have an Upside Participation Rate.

Footnote 20.

Formula	If the rise in Index is less than Cap, then rise in Index = increase percentage based on rise in Index

Calculation	4.0% rise in Index < 10% cap, so increase percentage = 4.0%

When the Index has risen (measured from the start of the Term to end of the Term), we use the following formulas to calculate the increase for the 1-year Strategy with an Upside Participation Rate.

Formula	Rise in Index for Term x Upside Participation Rate for Term = Increase as a Percentage

Calculation	4.0% x 75% = 3.0%

For the 6-year Strategy with an Upside Participation Rate, the Upside Participation Rate only applies at the end of the 6-year Term. At the end of Year 3, the Strategy value is determined based on the Daily Value Percentage. The Daily Value Percentage may be more or less than the cumulative rise or fall of the Index since the Term start date, and it may be negative even when the Index has risen. In our example, the Daily Value Percentage at the end of Year 1 is 11.70%.

Footnote 21.

For a 1-year Strategy, when the Index has risen for the Term, we use the following formula to calculate the increase.

Formula	Remaining Investment Base x increase percentage based on rise in Index = dollar amount of increase based on rise in Index

Calculation
1-year Strategy with a Cap:	$54,080 x 4.0% = $2,163
1-year Strategy with an Upside Participation Rate:	$53,045 x 3.0% = $1,591

For the 6-year Strategy, when the Daily Value Percentage is positive, we use the following formula to calculate the amount of the increase.

Formula	Remaining Investment Base x Daily Value Percentage = dollar amount of increase based on Daily Value Percentage

Calculation

6-year Strategy with a Buffer:	$50,000 x 11.7% = $5,850

Footnote 22. In this example, for the 1-year Strategies, there has been a rise in the Index over the second Term. We use the following formula to calculate the Strategy value at the end of Year 3.

Formula	Remaining Investment Base on Term end date + dollar amount of increase based on rise in Index = Strategy value on Term end date

Calculation

1-year Strategy with a Cap:	$54,080 + $2,163 = $56,243
1-year Strategy with an Upside Participation Rate:	$53,045 + $1,591 = $54,636

For the 6-year Strategy, the Daily Value Percentage is positive at the end of Year 3. We use the following formula to calculate the Strategy value.

Formula	Remaining Investment Base on valuation date + dollar amount of increase based on Daily Value Percentage = current Strategy value

Calculation

6-year Strategy with a Buffer:	$50,000 + $5,850 = $55,850

For the 1-year Strategies, the Strategy value at the end of the third Term is also the Investment Base at the beginning of the fourth Term. For the 6-year Strategy, the existing Investment Base is carried forward because it is not the end of a Term.

Footnote 23. The remaining Investment Base is equal to the beginning Investment Base minus the proportional reduction for any prior withdrawals and related Market Value Adjustments.

Formula	Beginning Investment Base – proportional reduction for any prior Withdrawals and related Market Value Adjustments = remaining Investment Base

Calculation

1-year Strategy with a Cap:	$56,243 - $0 = $56,243
1-year Strategy with an Upside Participation Rate:	$54,636 - $0 = $54,636
6-year Strategy with an Upside Participation Rate:	$50,000 - $0 = $50,000

Footnote 24. For a 1- year Strategy, the value at the end of the fourth Term is based on the rise or fall in the index for the Term. The rise or fall in Index for the Term is equal to the percentage change in the Index Value measured from the Term start date to the Term end date.

Formula	(Index Value on Term end date - Index Value on Term start date) / Index Value on Term start date

Calculation	(1169.86 - 1125) / 1124.86 = 4.00%

For the 6-year Strategy, the value at the end of Year 4 is based on the Daily Value Percentage, and not the rise or fall in the Index.

Footnote 25. The Cap is the largest rise in the Index (measured from the start of the Term to end of the Term) taken into account to determine any increase at the end of the Term. In this example, the 1-year Cap Strategy has a Cap of 10% for the fourth Term, which means it will not affect the calculation of any increase unless the Index rises by more than 10% for the Term. The 1-year Upside Participation Rate Strategy and the 6-year Buffer with Upside Participation Rate Strategy do not have a Cap.

Footnote 26. The Upside Participation Rate is your share of any rise in the Index (measured from the start of the Term to end of the Term) taken into account to determine the Strategy value at the end of the Term. In this example, the 1-year Upside Participation Rate Strategy has an Upside Participation Rate of 75% for the fourth Term, which means the calculation of any increase will include 75% of any Index rise for the Term. The 6-year Strategy did not complete a Term in Year 4, so no Upside Participation Rate will be applied when determining the Strategy value at the end of Year 4. The 1-year Cap Strategy does not have an Upside Participation Rate.

Footnote 27.

When the Index has risen (measured from the start of the Term to end of the Term), we use the following formulas to calculate the increase for the 1-year Strategy with a Cap.

Formula	If the rise in Index is less than Cap, then rise in Index = increase percentage based on rise in Index

Calculation	4.0% rise in Index < 10% cap, so increase percentage = 4.0%

When the Index has risen (measured from the start of the Term to end of the Term), we use the following formulas to calculate the increase for the 1-year Strategy with an Upside Participation Rate.

Formula	Rise in Index for Term x Upside Participation Rate for Term = Increase as a Percentage

Calculation	4.0% x 75% = 3.0%

For the 6-year Strategy with an Upside Participation Rate, the Upside Participation Rate only applies at the end of the 6-year Term. At the end of Year 4, the Strategy value is determined based on the Daily Value Percentage. The Daily Value Percentage may be more or less than the cumulative rise or fall of the Index since the Term start date, and it may be negative even when the Index has risen. In our example, the Daily Value Percentage at the end of Year 1 is 19.10%.

Footnote 28.

For a 1-year Strategy, when the Index has risen for the Term, we use the following formula to calculate the increase.

Formula	Remaining Investment Base x increase percentage based on rise in Index = dollar amount of increase based on rise in Index

Calculation

1-year Strategy with a Cap:	$56,243 x 4.0% = $2,250
1-year Strategy with an Upside Participation Rate:	$54,636 x 3.0% = $1,639

For the 6-year Strategy, when the Daily Value Percentage is positive, we use the following formula to calculate the amount of the increase.

Formula	Remaining Investment Base x Daily Value Percentage = dollar amount of increase based on Daily Value Percentage

Calculation

6-year Strategy with a Buffer:	$50,000 x 19.1% = $9,550

Footnote 29. In this example, for the 1-year Strategies, there has been a rise in the Index over the fourth Term. We use the following formula to calculate the Strategy value at the end of Year 4.

Formula	Remaining Investment Base on Term end date + dollar amount of increase based on rise in Index = Strategy value on Term end date

Calculation

1-year Strategy with a Cap:	$56,243 + $2,250 = $58,493
1-year Strategy with an Upside Participation Rate:	$54,636 + $1,639 = $56,275

For the 6-year Strategy, the Daily Value Percentage is positive at the end of Year 4. We use the following formula to calculate the Strategy value.

Formula	Remaining Investment Base on valuation date + dollar amount of increase based on Daily Value Percentage = current Strategy value

Calculation

6-year Strategy with a Buffer:	$50,000 + $9,550 = $59,550

For the 1-year Strategies, the Strategy value at the end of the fourth Term is also the Investment Base at the beginning of the fifth Term. For the 6-year Strategy, the existing Investment Base is carried forward because it is not the end of a Term.

Footnote 30. The remaining Investment Base is equal to the beginning Investment Base minus the proportional reduction for any prior withdrawals and related Market Value Adjustments.

Formula	Beginning Investment Base – proportional reduction for any prior Withdrawals and related Market Value Adjustments = remaining Investment Base

Calculation

1-year Strategy with a Cap:	$58,493 - $0 = $58,493
1-year Strategy with an Upside Participation Rate:	$56,275 - $0 = $56,275
6-year Strategy with an Upside Participation Rate:	$50,000 - $0 = $50,000

Footnote 31. For a 1- year Strategy, the value at the end of the fifth Term is based on the rise or fall in the index for the Term. The rise or fall in Index for the Term is equal to the percentage change in the Index Value measured from the Term start date to the Term end date.

Formula	(Index Value on Term end date - Index Value on Term start date) / Index Value on Term start date

Calculation	(1216.65 – 1169.86) / 1169.86 = 4.00%

For the 6- year Strategy, the value at the end of Year 5 is based on the Daily Value Percentage, and not the rise or fall in the Index.

Footnote 32. The Cap is the largest rise in the Index (measured from the start of the Term to end of the Term) taken into account to determine any increase at the end of the Term. In this example, the 1-year Cap Strategy has a Cap of 10% for the fifth Term, which means it will not affect the calculation of any increase unless the Index rises by more than 10% for the Term. The 1-year Upside Participation Rate Strategy and the 6- year Buffer with Upside Participation Rate Strategy do not have a Cap.

Footnote 33. The Upside Participation Rate is your share of any rise in the Index (measured from the start of the Term to end of the Term) taken into account to determine the Strategy value at the end of the Term. In this example, the 1-year Upside Participation Rate Strategy has an Upside Participation Rate of 75% for the fifth Term, which means the calculation of any increase will include 75% of any Index rise for the Term. The 6-year Strategy did not complete a Term in Year 5, so no Upside Participation Rate will be applied when determining the Strategy value at the end of Year 5. The 1-year Cap Strategy does not have an Upside Participation Rate.

Footnote 34.

When the Index has risen (measured from the start of the Term to end of the Term), we use the following formulas to calculate the increase for the 1-year Strategy with a Cap.

Formula	If the rise in Index is less than Cap, then rise in Index = increase percentage based on rise in Index

Calculation	4.0% rise in Index < 10% cap, so increase percentage = 4.0%

When the Index has risen (measured from the start of the Term to end of the Term), we use the following formulas to calculate the increase for the 1-year Strategy with an Upside Participation Rate.

Formula	Rise in Index for Term x Upside Participation Rate for Term = Increase as a Percentage

Calculation	4.0% x 75% = 3.0%

For the 6-year Strategy with an Upside Participation Rate, the Upside Participation Rate only applies at the end of the 6-year Term. At the end of Year 5, the Strategy value is determined based on the Daily Value Percentage. The Daily Value Percentage may be more or less than the cumulative rise or fall of the Index since the Term start date, and it may be negative even when the Index has risen. In our example, the Daily Value Percentage at the end of Year 1 is 26.70%.

Footnote 35.

For a 1- year Strategy, when the Index has risen for the Term, we use the following formula to calculate the increase.

Formula	Remaining Investment Base x increase percentage based on rise in Index = dollar amount of increase based on rise in Index

Calculation

1-year Strategy with a Cap:	$58,493 x 4.0% = $2,340
1-year Strategy with an Upside Participation Rate:	$56,275 x 3.0% = $1,688

For the 6-year Strategy, when the Daily Value Percentage is positive, we use the following formula to calculate the amount of the increase.

Formula	Remaining Investment Base x Daily Value Percentage = dollar amount of increase based on Daily Value Percentage

Calculation

6-year Strategy with a Buffer:	$50,000 x 26.7% = $13,350

Footnote 36. In this example, for the 1-year Strategies, there has been a rise in the Index over the fifth Term. We use the following formula to calculate the Strategy value at the end of Year 5.

Formula	Remaining Investment Base on Term end date + dollar amount of increase based on rise in Index = Strategy value on Term end date

Calculation

1-year Strategy with a Cap:	$58,493 + $2,340 = $60,833
1-year Strategy with an Upside Participation Rate:	$56,275 + $1,688 = $57,963

For the 6-year Strategy, the Daily Value Percentage is positive at the end of Year 5. We use the following formula to calculate the Strategy value.

Formula	Remaining Investment Base on valuation date + dollar amount of increase based on Daily Value Percentage = current Strategy value

Calculation

6-year Strategy with a Buffer:	$50,000 + $13,350 = $63,350

For the 1-year Strategies, the Strategy value at the end of the fifth Term is also the Investment Base at the beginning of the sixth Term. For the 6-year Strategy, the existing Investment Base is carried forward because it is not the end of a Term.

Footnote 37. The remaining Investment Base is equal to the beginning Investment Base minus the proportional reduction for any prior withdrawals and related Market Value Adjustments.

Formula	Beginning Investment Base – proportional reduction for any prior Withdrawals and related Market Value Adjustments = remaining Investment Base

Calculation

1-year Strategy with a Cap:	$60,833 - $0 = $60,833
1-year Strategy with an Upside Participation Rate:	$57,963 - $0 = $57,963
6-year Strategy with an Upside Participation Rate:	$50,000 - $0 = $50,000

Footnote 38. For a 1-year Strategy, the value at the end of the sixth Term is based on the rise or fall in the index for the Term. The rise or fall in Index for the Term is equal to the percentage change in the Index Value measured from the Term start date to the Term end date.

Formula	(Index Value on Term end date - Index Value on Term start date) / Index Value on Term start date

Calculation	(1265.32 - 1216.65) / 1216.65 = 4.00%

For the 6-year Strategy, the value at the end of the Term is based on the rise or fall in the index over the entire 6-year Term. The rise or fall in the Index for the Term is equal to the percentage change in the Index Value measured from the Term start date to the Term end date.

Formula	(Index Value on Term end date - Index Value on Term start date) / Index Value on Term start date

Calculation	(1265.32 - 1000) / 1000 = 26.53%

Footnote 39. The Cap is the largest rise in the Index (measured from the start of the Term to end of the Term) taken into account to determine any increase at the end of the Term. In this example, the 1-year Cap Strategy has a Cap of 10% for the sixth Term, which means it will not affect the calculation of any increase unless the Index rises by more than 10% for the Term. The 1-year Upside Participation Rate Strategy and the 6-year Buffer with Upside Participation Rate Strategy do not have a Cap.

Footnote 40. The Upside Participation Rate is your share of any rise in the Index (measured from the start of the Term to end of the Term) taken into account to determine the Strategy value at the end of the Term. In this example, the 1-year Upside Participation Rate Strategy has an Upside Participation Rate of 75% for the sixth Term, which means the calculation of any increase will include 75% of any Index rise for the Term. The 6-year Strategy has an Upside Participation Rate of 130% for the 6-year Term, which means the calculation of any increase will include 130% of any Index rise for the term. The 1-year Cap Strategy does not have an Upside Participation Rate.

Footnote 41.

When the Index has risen (measured from the start of the Term to end of the Term), we use the following formulas to calculate the increase for the 1- year Strategy with a Cap.

Formula	If the rise in Index is less than Cap, then rise in Index = increase percentage based on rise in Index

Calculation	4.0% rise in Index < 10% cap, so increase percentage = 4.0%

When the Index has risen (measured from the start of the Term to end of the Term), we use the following formulas to calculate the increase for the 1-year Strategy with an Upside Participation Rate.

Formula	Rise in Index for Term x Upside Participation Rate for Term = Increase as a Percentage

Calculation	4.0% x 75% = 3.0%

When the Index has risen (measured from the start of the Term to end of the Term), we use the following formulas to calculate the increase for the 6-year Strategy with an Upside Participation Rate.

Formula	Rise in Index for Term x Upside Participation Rate for Term = Increase as a Percentage

Calculation	26.53% x 130% = 34.49%

Footnote 42.

When the Index has risen for the Term, we use the following formula to calculate the increase.

Formula	Remaining Investment Base x increase percentage based on rise in Index = dollar amount of increase based on rise in Index

Calculation

1-year Strategy with a Cap:	$60,833 x 4.0% = $2,433
1-year Strategy with an Upside Participation Rate:	$57,964 x 3.0% = $1,739
6-year Strategy with an Upside Participation Rate:	$50,000 x 34.49% = $17,245

Footnote 43. In this example, for the 1-year Strategies, there has been a rise in the Index over the sixth Term. For the 6-year Strategy, there has also been a rise in the index over its 6-year Term. This means that both for a 1-year Strategy and the 6-year Strategy, the Strategy value at the end of Year 6 is the Remaining Investment Base on the Term end date plus the increase for the rise in the Index for the Term.

Formula	Remaining Investment Base on Term end date + dollar amount of increase based on rise in Index = Strategy value on Term end date

Calculation

1-year Strategy with a Cap:	$60,833 + $2,433 = $63,266
1-year Strategy with an Upside Participation Rate:	$57,963 + $1,739 = $59,702
6-year Strategy with an Upside Participation Rate:	$50,000 + $17,245 = $67,245

Example F: Contract Values After 6 Years When Index Falls Steadily

This example assumes:

•	you allocate a $50,000 Purchase Payment to the S&P 500 1-Year 10% Buffer with Cap Indexed Strategy when the S&P 500 is 1000;

•	you allocate a $50,000 Purchase Payment to the S&P 500 1-Year 50% Downside Participation Rate with Upside Participation Rate Strategy when the S&P 500 is 1000;

•	you allocate a $50,000 Purchase Payment to the S&P 500 6-Year 10% Buffer with Upside Participation Rate Indexed Strategy when the S&P 500 is 1000;

•	the Contract Effective Date and the Term Start Date are both April 6, 2024;

•	to simplify this example, we assume that advisory fees are taken from other assets under management and that you do not take any other withdrawals during the first six Contract Years

•	you do not reallocate strategy values at the end of each 1- year term;

•

the S&P 500 is at 960 on the 1-Year Term end date of April 6, 2025 and the 6- year Strategy Daily Value Percentage is -4.50%; the S&P 500 is at 921.60 on the 1-Year Term end date of April 6, 2026 and the 6-year Strategy Daily Value Percentage is -4.90%, the S&P 500 is at 884.74 on the 1-Year Term end date of April 6, 2027 and the 6- year Strategy Daily Value Percentage is -6.00%; the S&P 500 is at 849.35 on the 1-Year Term end date of April 6, 2028 and the 6- year Strategy Daily Value Percentage is -8.10%, the S&P 500 is at 815.37 on the 1-Year Term end date of April 6, 2029 and the 6-year Strategy Daily Value Percentage is -10.00%; and the S&P 500 is at 782.76 on the Term end date of April 6, 2030;and

•	you have not made a Performance Lock election.

	S&P 500 1-Year 10% Buffer with Cap	S&P 500 1-Year 50% Downside Participation Rate with Upside Participation Rate		S&P 500 6-Year 10% Buffer with Upside Participation Rate
Year 1
Strategy Value - April 6, 2024	$50,000		$50,000		$50,000	See Footnote 1 below.
Investment Base - April 6, 2024	$50,000		$50,000		$50,000	See Footnote 1 below.
Remaining Investment Base - April 6, 2025	$50,000		$50,000		$50,000	See Footnote 2 below.
Change in Index for Period	-4.00%		-4.00%		n/a	See Footnote 3 below.
Buffer for Period	10%		n/a		n/a	See Footnote 4 below.
Downside Participation Rate for Period	n/a		50%		n/a	See Footnote 5 below.
Decrease as a Percentage	0.00%		-2.00%		-4.50%	See Footnote 6 below.
Dollar Amount of Decrease	$0	-$	1,000	-$	2,250	See Footnote 7 below.

Strategy Value - April 6, 2025	$50,000		$49,000		$47,750	See Footnote 8 below.
Year 2
Investment Base - April 6, 2025	$50,000		$49,000		$50,000	See Footnote 8 below.
Remaining Investment Base - April 6, 2026	$50,000		$49,000		$50,000	See Footnote 9 below.
Change in Index for Period	-4.00%		-4.00%		n/a	See Footnote 10 below.
Buffer for Period	10%		n/a		n/a	See Footnote 11 below.
Downside Participation Rate For Period	n/a		50%		n/a	See Footnote 12 below.
Decrease as a Percentage	0.00%		-2.00%		-4.90%	See Footnote 13 below.
Dollar Amount of Decrease	$0	-$	980	-$	2,450	See Footnote 14 below.
Strategy Value - April 6, 2026	$50,000		$48,020		$47,550	See Footnote 15 below.
Year 3
Investment Base - April 6, 2026	$50,000		$48,020		$50,000	See Footnote 15 below.
Remaining Investment Base - April 6, 2027	$50,000		$48,020		$50,000	See Footnote 16 below.
Change in Index for Period	-4.00%		-4.00%		n/a	See Footnote 17 below.
Buffer for Period	10%		n/a		n/a	See Footnote 18 below.
Downside Participation Rate For Period	n/a		50%		n/a	See Footnote 19 below.
Decrease as a Percentage	0.00%		-2.00%		-6.00%	See Footnote 20 below.
Dollar Amount of Decrease	$0	-$	960	-$	3,000	See Footnote 21 below.
Strategy Value - April 6, 2027	$50,000		$47,060		$47,000	See Footnote 22 below.
Year 4
Investment Base - April 6, 2027	$50,000		$47,060		$50,000	See Footnote 22 below.
Remaining Investment Base - April 6, 2028	$50,000		$47,060		$50,000	See Footnote 23 below.
Change in Index for Period	-4.00%		-4.00%		n/a	See Footnote 24 below.
Buffer for Period	10%		n/a		n/a	See Footnote 25 below.
Downside Participation Rate For Period	n/a		50%		n/a	See Footnote 26 below.
Decrease as a Percentage	0.00%		-2.00%		-8.10%	See Footnote 27 below.
Dollar Amount of Decrease	$0	-$	941	-$	4,050	See Footnote 28 below.
Strategy Value - April 6, 2028	$50,000		$46,119		$45,950	See Footnote 29 below.
Year 5
Investment Base - April 6, 2028	$50,000		$46,119		$50,000	See Footnote 29 below.
Remaining Investment Base - April 6, 2029	$50,000		$46,119		$50,000	See Footnote 30 below.
Change in Index for Period	-4.00%		-4.00%		n/a	See Footnote 31 below.
Buffer for Period	10%		n/a		n/a	See Footnote 32 below.
Downside Participation Rate For Period	n/a		50%		n/a	See Footnote 33 below.
Decrease as a Percentage	0.00%		-2.00%		-10.00%	See Footnote 34 below.
Dollar Amount of Decrease	$0	-$	922	-$	5,000	See Footnote 35 below.
Strategy Value - April 6, 2029	$50,000		$45,197		$45,000	See Footnote 36 below.
Year 6
Investment Base - April 6, 2029	$50,000		$45,197		$50,000	See Footnote 36 below.
Remaining Investment Base - April 6, 2030	$50,000		$45,197		$50,000	See Footnote 37 below.
Change in Index for Period	-4.00%		-4.00%		-21.72%	See Footnote 38 below.
Buffer for Period	10%		n/a		10%	See Footnote 39 below.
Downside Participation Rate For Period	n/a		50%		n/a	See Footnote 40 below.
Decrease as a Percentage	0.00%		-2.00%		-11.72%	See Footnote 41 below.
Dollar Amount of Decrease	$0	-$	904	-$	5,860	See Footnote 42 below.
Strategy Value - April 6, 2030	$50,000		$44,292		$44,140	See Footnote 43 below.

Footnote 1. At the beginning of the first Term, the Strategy value is equal to the amount applied to the Strategy on the Term start date. The amount applied on the Term start date is also the beginning Investment Base.

Footnote 2. The remaining Investment Base is equal to the beginning Investment Base minus the proportional reduction for any prior withdrawals and related Market Value Adjustments.

Formula	Beginning Investment Base – proportional reduction for any prior Withdrawals and related Market Value Adjustments = remaining Investment Base

Calculation	$50,000 - $0 = $50,000 for all Indexed Strategies

Footnote 3. For a 1-year Strategy, the value at the end of the first Term is based on the rise or fall in the Index for the Term. The change in Index for the Term is equal to the percentage change in the Index Value measured from the Term start date to the Term end date.

Formula	(Index Value on Term end date - Index Value on Term start date) / Index Value on Term start date

Calculation	(960 - 1000) / 1000 = -4.00%

Thus, the Index has fallen 4.00%.

For the 6-year Strategy, the value at the end of Year 1 is based on the Daily Value Percentage, and not the rise or fall in the Index.

Footnote 4. The Buffer is the decrease in the value of an Index for a Term that is disregarded when determining the Loss for the Term. In this example, the S&P 500 1-Year 10% Buffer with Cap Strategy completed a Term in Year 1 and has a Buffer of 10%. Since the fall in the Index for the Term was only 4.00%, which is less than a fall of 10%, the entire decrease in the value of the Index is disregarded, and there is no Loss for the Term. The S&P 500 6-year 10% Buffer with Upside Participation Rate Strategy did not complete a Term in Year 1, so no Buffer will be applied when determining the Strategy value at the end of Year 1. The S&P 500 1-year 50% Downside Participation Rate with Upside Participation Rate Indexed Strategy does not have a Buffer.

Footnote 5. The Downside Participation Rate is your share of any fall in the Index (measured from the start of the Term to end of the Term) that is considered in determining the Strategy value at the end of the Term. In this example, the S&P 500 1-Year 50% Downside Participation Rate with Upside Participation Rate Strategy completed a Term in Year 1 and has a Downside Participation Rate of 50%, which means the calculation of any decrease will include 50% of any Index fall. Neither the S&P 500 1-Year 10% Buffer with Cap Strategy nor the S&P 500 6-year 10% Buffer with Upside Participation Rate Strategy have a Downside Participation Rate, so no Downside Participation Rate will be applied to those Strategies in Year 1.

Footnote 6.

The Index has fallen 4% in Year 1

When the Index has fallen (measured from the start of the Term to end of the Term), we use the following formulas to calculate the decrease for the S&P 500 1-Year 10% Buffer with Cap Strategy:

Formula	If the fall in Index is greater than the Buffer, then Fall in Index – Buffer = Decrease as a Percentage If the fall in Index is not greater than the Buffer, then Decrease as a Percentage = 0

Calculation	-4.00% fall in Index < 10% Buffer, so Decrease as a Percentage = 0.0%

When the Index has fallen (measured from the start of the Term to end of the Term), we use the following formula to calculate the decrease for the S&P 500 1-Year 50% Downside Participation Rate with Upside Participation Rate Strategy:

Formula	Fall in Index for Term x Downside Participation Rate for Term = Decrease as a Percentage

Calculation	4.00% x 50% = 2.00%

For the S&P 500 6-year 10% Buffer with Upside Participation Rate Strategy, the Buffer only applies at the end of the 6-year Term. The percentage of any change at the end of Year 1 is equal to the Daily Value Percentage on that date. The Daily Value Percentage may be more or less than the cumulative rise or fall of the Index since the Term start date, and it may be negative even when the Index has risen. The Strategy value may decline even when the fall in the Index has not exceeded the Buffer. In our example, the Daily Value Percentage at the end of Year 1 is -4.50%, so there is a decrease of 4.50%.

Footnote 7.

The Index has fallen 4% in Year 1

For 1-year Strategies, when the Index has fallen (measured from the start of the Term to end of the Term), we use the following formula to calculate the dollar amount of the decrease:

Formula	Remaining Investment Base x Decrease as a Percentage based on fall in Index = dollar amount of decrease based on fall in Index

Calculation	S&P 500 1-Year 10% Buffer with Cap Strategy: $50,000 x 0.0% = $0 S&P 500 1-Year 50% Downside Participation Rate with Upside Participation Rate Strategy: $50,000 x 2.0% = $1,000

For the S&P 500 6-year 10% Buffer with Participation Rate Strategy, when the Daily Value Percentage is negative, we use the following formula to calculate the amount of the decrease:

Formula	Remaining Investment Base x Daily Value Percentage = dollar amount of change based on Daily Value Percentage

Calculation	$50,000 x -4.50% = -$2,250

Thus, the dollar amount of decrease is $2,250.

Footnote 8. In this example, for the 1- year Strategies, there has been a fall in the Index over the first Term. We use the following formula to calculate the Strategy value at the end of Year 1:

Formula	Remaining Investment Base on Term end date – dollar amount of decrease based on fall in the Index = Strategy value on Term end date

Calculation	S&P 500 1-Year 10% Buffer with Cap Strategy: $50,000 - $0 = $50,000 S&P 500 1-Year 50% Downside Participation Rate with Upside Participation Rate Strategy: $50,000 - $1,000 = $49,000

Year 1 does not mark the end of a Term for the S&P 500 6-year 10% Buffer with Participation Rate Strategy, so the value for that Strategy at the end of Year 1 is calculated using the same formula used on any other day before the end of a Term:

Formula	Remaining Investment Base on valuation date – dollar amount of decrease based on Daily Value Percentage = current Strategy value

Calculation	$50,000 - $2,250 = $47,750

For the 1-Year Strategies, the Strategy value at the end of Year 1 is also the Investment Base for the new Term at the beginning of Year 2. For the S&P 500 6- year 10% Buffer with Participation Rate Strategy, the existing Investment Base is carried forward because the Term has not ended.

Footnote 9. The remaining Investment Base is equal to the beginning Investment Base minus the proportional reduction for any prior withdrawals and related Market Value Adjustments.

Formula	Beginning Investment Base – proportional reduction for any prior Withdrawals and related Market Value Adjustments = remaining Investment Base

Calculation

S&P 500 1-Year 10% Buffer with Cap Strategy: $50,000 - $0 = $50,000

S&P 500 1-Year 50% Downside Participation Rate with Upside Participation Rate Strategy: $49,000 - $0 = $49,000

S&P 500 6-Year 10% Buffer with Participation Rate Strategy: $50,000 - $0 = $50,000

Footnote 10. For a 1-year Strategy, the value at the end of the second Term is based on the rise or fall in the Index for the Term. The change in the Index for the Term is equal to the percentage change in the Index Value measured from the Term start date to the Term end date.

Formula	(Index Value on Term end date - Index Value on Term start date) / Index Value on Term start date

Calculation	(921.60 - 960) / 960 = -4.00%

Thus, the Index has fallen 4.00%.

For the 6-year Strategy, the value at the end of Year 2 is based on the Daily Value Percentage, and not the rise or fall in the Index.

Footnote 11. The Buffer is the decrease in the value of an Index for a Term that is disregarded when determining the Loss for the Term. In this example, the S&P 500 1-Year 10% Buffer with Cap Strategy completed a Term in Year 2 and has a Buffer of 10%. Since the fall in the Index for the Term was only -4.00%, which is less than a fall of -10%, the entire decrease in the value of the Index is disregarded, and there is no Loss for the Term. The S&P 500 6-year 10% Buffer with Participation Rate Strategy did not complete a Term in Year 2, so no Buffer will be applied when determining the Strategy value at the end of Year 2. The S&P 500 1-year 50% Downside Participation Rate with Upside Participation Rate Strategy does not have a Buffer.

Footnote 12. The Downside Participation Rate is your share of any fall in the Index (measured from the start of the Term to end of the Term) that is considered in determining the Strategy value at the end of the Term. In this example, the S&P 500 1-Year 50% Downside Participation Rate with Upside Participation Rate Strategy completed a Term in Year 2 and has a Downside Participation Rate of 50%, which means the calculation of any decrease will include 50% of any Index fall. Neither the S&P 500 1-Year 10% Buffer with Cap Strategy nor the S&P 500 6-year 10% Buffer with Upside Participation Rate Strategy have a Downside Participation Rate, so no Downside Participation Rate will be applied to those Strategies in Year 2.

Footnote 13.

The Index has fallen 4% in Year 2

When the Index has fallen (measured from the start of the Term to end of the Term), we use the following formulas to calculate the decrease for the S&P 500 1-Year 10% Buffer with Cap Strategy:

Formula	If the fall in Index is greater than the Buffer, then Fall in Index – Buffer = Decrease as a Percentage If the fall in Index is not greater than the Buffer, then Decrease as a Percentage = 0

Calculation	4.00% fall in Index < 10% Buffer, so Decrease as a Percentage = 0.0%

When the Index has fallen (measured from the start of the Term to end of the Term), we use the following formula to calculate the decrease for the S&P 500 1-Year 50% Downside Participation Rate with Upside Participation Rate Strategy:

Formula	Fall in Index for Term x Downside Participation Rate for Term = Decrease as a Percentage

Calculation	4.00% x 50% = 2.00%

For the S&P 500 6-year 10% Buffer with Participation Rate Strategy, the Buffer only applies at the end of the 6-year Term. The percentage of any change at the end of Year 2 is equal to the Daily Value Percentage on that date. The Daily Value Percentage may be more or less than the cumulative rise or fall of the Index since the Term start date, and it may be negative even when the Index has risen. The Strategy value may decline even when the fall in the Index has not exceeded the Buffer. In our example, the Daily Value Percentage at the end of Year 2 is -4.90%, so there is a decrease of 4.90%.

Footnote 14.

The Index has fallen 4% in Year 2

For 1-year Strategies, when the Index has fallen (measured from the start of the Term to end of the Term), we use the following formula to calculate the dollar amount of the decrease:

Formula	Remaining Investment Base x Decrease as a Percentage based on fall in Index = dollar amount of decrease based on fall in Index

Calculation	S&P 500 1-Year 10% Buffer with Cap Strategy: $50,000 x 0.0% = $0 S&P 500 1-Year 50% Downside Participation Rate with Upside Participation Rate Strategy: $49,000 x 2.0% = $980

For the S&P 500 6-year 10% Buffer with Upside Participation Rate Strategy, when the Daily Value Percentage is negative, we use the following formula to calculate the amount of the decrease:

Formula	Remaining Investment Base x Daily Value Percentage = dollar amount of change based on Daily Value Percentage

Calculation	$50,000 x -4.90% = -$2,450

Thus, the dollar amount of decrease is $2,450.

Footnote 15. In this example, for the 1-year Strategies, there has been a fall in the Index over the second Term. We use the following formula to calculate the Strategy value at the end of Year 2:

Formula	Remaining Investment Base on Term end date – dollar amount of decrease based on fall in the Index = Strategy value on Term end date

Calculation	S&P 500 1-Year 10% Buffer with Cap Strategy: $50,000 - $0 = $50,000 S&P 500 1-Year 50% Downside Participation Rate with Upside Participation Rate Strategy: $49,000 - $980 = $48,020

Year 2 does not mark the end of a Term for the S&P 500 6-year 10% Buffer with Participation Rate Strategy, so the value for that Strategy at the end of Year 2 is calculated using the same formula used on any other day before the end of a Term:

Formula	Remaining Investment Base on valuation date – dollar amount of decrease based on Daily Value Percentage = current Strategy value

Calculation	$50,000 - $2,450 = $47,550

For the 1-Year Strategies, the Strategy value at the end of Year 2 is also the Investment Base for the new Term at the beginning of Year 3. For the S&P 500 6-year 10% Buffer with Participation Rate Strategy, the existing Investment Base is carried forward because the Term has not ended.

Footnote 16. The remaining Investment Base is equal to the beginning Investment Base minus the proportional reduction for any prior withdrawals and related Market Value Adjustments.

Formula	Beginning Investment Base – proportional reduction for any prior Withdrawals and related Market Value Adjustments = remaining Investment Base

Calculation

S&P 500 1-Year 10% Buffer with Cap Strategy: $50,000 - $0 = $50,000

S&P 500 1-Year 50% Downside Participation Rate with Upside Participation Rate Strategy: $48,020 - $0 = $48,020

S&P 500 6-Year 10% Buffer with Participation Rate Strategy: $50,000 - $0 = $50,000

Footnote 17. For a 1-year Strategy, the value at the end of the third Term is based on the change in the Index for the Term. The rise or fall in the Index for the Term is equal to the percentage change in the Index Value measured from the Term start date to the Term end date.

Formula	(Index Value on Term end date – Index Value on Term start date) / Index Value on Term start date

Calculation	(884.74 – 921.60) / 921.60 = -4.00%

Thus, the Index has fallen 4.00%.

For the 6-year Strategy, the value at the end of Year 3 is based on the Daily Value Percentage, and not the rise or fall in the Index.

Footnote 18. The Buffer is the decrease in the value of an Index for a Term that is disregarded when determining the Loss for the Term. In this example, the S&P 500 1-Year 10% Buffer with Cap Strategy completed a Term in Year 3 and has a Buffer of 10%. Since the fall in the Index for the Term was only -4.00%, which is less than a fall of -10%, the entire decrease in the value of the index is disregarded, and there is no Loss for the Term. The S&P 500 6-year 10% Buffer with Participation Rate Strategy did not complete a Term in Year 3, so no Buffer will be applied when determining the Strategy value at the end of Year 3. The S&P 500 1-year 50% Downside Participation Rate with Upside Participation Rate Strategy does not have a Buffer.

Footnote 19. The Downside Participation Rate is your share of any fall in the Index (measured from the start of the Term to end of the Term) that is considered in determining the Strategy value at the end of the Term. In this example, the S&P 500 1-Year 50% Downside Participation Rate with Upside Participation Rate Strategy completed a Term in Year 3 and has a Downside Participation Rate of 50%, which means the calculation of any decrease will include 50% of any Index fall. Neither the S&P 500 1-Year 10% Buffer with Cap Strategy nor the S&P 500 6-year 10% Buffer with Upside Participation Rate Strategy have a Downside Participation Rate, so no Downside Participation Rate will be applied to those Strategies in Year 3.

Footnote 20.

The Index has fallen 4% in Year 3

When the Index has fallen (measured from the start of the Term to end of the Term), we use the following formulas to calculate the decrease for the S&P 500 1-Year 10% Buffer with Cap Strategy:

Formula	If the fall in Index is greater than the Buffer, then Fall in Index – Buffer = Decrease as a Percentage If the fall in Index is not greater than the Buffer, then Decrease as a Percentage = 0

Calculation	4.00% fall in Index < 10% Buffer, so Decrease as a Percentage = 0.0%

When the Index has fallen (measured from the start of the Term to end of the Term), we use the following formula to calculate the decrease for the S&P 500 1-Year 50% Downside Participation Rate with Upside Participation Rate Strategy:

Formula	Fall in Index for Term x Downside Participation Rate for Term = Decrease as a Percentage

Calculation	4.00% x 50% = 2.00%

For the S&P 500 6-year 10% Buffer with Upside Participation Rate Strategy, the Buffer only applies at the end of the 6-year Term. The percentage of any change at the end of Year 3 is equal to the Daily Value Percentage on that date. The Daily Value Percentage may be more or less than the cumulative rise or fall of the Index since the Term start date, and it may be negative even when the Index has risen. The Strategy value may decline even when the fall in the Index has not exceeded the Buffer. In our example, the Daily Value Percentage at the end of Year 3 is -6.00%, so there is a decrease of 6.00%.

Footnote 21.

The Index has fallen 4% in Year 3

For 1-year Strategies, when the Index has fallen (measured from the start of the Term to end of the Term), we use the following formula to calculate the dollar amount of the decrease:

Formula	Remaining Investment Base x Decrease as a Percentage based on fall in Index = dollar amount of decrease based on fall in Index

Calculation	S&P 500 1-Year 10% Buffer with Cap Strategy: $50,000 x 0.0% = $0 S&P 500 1-Year 50% Downside Participation Rate with Upside Participation Rate Strategy: $48,020 x 2.0% = $960

For the S&P 500 6-year 10% Buffer with Upside Participation Rate Strategy, when the Daily Value Percentage is negative, we use the following formula to calculate the amount of the decrease:

Formula	Remaining Investment Base x Daily Value Percentage = dollar amount of change based on Daily Value Percentage

Calculation	$50,000 x -6.00% = -$3,000

Thus, the dollar amount of decrease is $3,000.

Footnote 22. In this example, for the 1-year Strategies, there has been a fall in the Index over the third Term. We use the following formula to calculate the Strategy value at the end of Year 3:

Formula	Remaining Investment Base on Term end date – dollar amount of decrease based on fall in the Index = Strategy value on Term end date

Calculation	S&P 500 1-Year 10% Buffer with Cap Strategy: $50,000 - $0 = $50,000 S&P 500 1-Year 50% Downside Participation Rate with Upside Participation Rate Strategy: $48,020 - $960 = $47,060

Year 3 does not mark the end of a Term for the S&P 500 6-year 10% Buffer with Upside Participation Rate Strategy, so the value for that Strategy at the end of Year 3 is calculated using the same formula used on any other day before the end of a Term:

Formula	Remaining Investment Base on valuation date – dollar amount of decrease based on Daily Value Percentage = current Strategy value

Calculation	$50,000 - $3,000 = $47,000

For the 1-Year Strategies, the Strategy value at the end of Year 3 is also the Investment Base for the new Term at the beginning of Year 4. For the S&P 500 6-year 10% Buffer with Upside Participation Rate Strategy, the existing Investment Base is carried forward because the Term has not ended.

Footnote 23. The remaining Investment Base is equal to the beginning Investment Base minus the proportional reduction for any prior withdrawals and related Market Value Adjustments.

Formula	Beginning Investment Base – proportional reduction for any prior Withdrawals and related Market Value Adjustments = remaining Investment Base

Calculation

S&P 500 1-Year 10% Buffer with Cap Strategy: $50,000 - $0 = $50,000

S&P 500 1-Year 50% Downside Participation Rate with Upside Participation Rate Strategy: $47,060 - $0 = $47,060

S&P 500 6-Year 10% Buffer with Upside Participation Rate Strategy: $50,000 - $0 = $50,000

Footnote 24. For a 1-year Strategy, the value at the end of the fourth Term is based on the rise or fall in the Index for the Term. The change in Index for the Term is equal to the percentage change in the Index Value measured from the Term start date to the Term end date.

Formula	(Index Value on Term end date - Index Value on Term start date) / Index Value on Term start date

Calculation	(849.35 – 884.74) / 884.74 = -4.00%

Calculation

Thus, the Index has fallen 4.00%.

For the 6-year Strategy, the value at the end of Year 4 is based on the Daily Value Percentage, and not the rise or fall in the Index.

Footnote 25. The Buffer is the decrease in the value of an Index for a Term that is disregarded when determining the Loss for the Term. In this example, the S&P 500 1-Year 10% Buffer with Cap Strategy completed a Term in Year 4 and has a Buffer of 10%. Since the fall in the Index for the Term was only -4.00%, which is less than a fall of -10%, the entire decrease in the value of the Index is disregarded, and there is no Loss for the Term. The S&P 500 6-year 10% Buffer with Upside Participation Rate Strategy did not complete a Term in Year 4, so no Buffer will be applied when determining the Strategy value at the end of Year 4. The S&P 500 1-year 50% Downside Participation Rate with Upside Participation Rate Strategy does not have a Buffer.

Footnote 26. The Downside Participation Rate is your share of any fall in the Index (measured from the start of the Term to end of the Term) that is considered in determining the Strategy value at the end of the Term. In this example, the S&P 500 1-Year 50% Downside Participation Rate with Upside Participation Rate Strategy completed a Term in Year 4 and has a Downside Participation Rate of 50%, which means the calculation of any decrease will include 50% of any Index fall. Neither the S&P 500 1-Year 10% Buffer with Cap Strategy nor the S&P 500 6-year 10% Buffer with Upside Participation Rate Strategy have a Downside Participation Rate, so no Downside Participation Rate will be applied to those Strategies in Year 4.

Footnote 27.

The Index has fallen 4% in Year 4

When the Index has fallen (measured from the start of the Term to end of the Term), we use the following formulas to calculate the decrease for the S&P 500 1-Year 10% Buffer with Cap Strategy:

Formula	If the fall in Index is greater than the Buffer, then Fall in Index – Buffer = Decrease as a Percentage If the fall in Index is not greater than the Buffer, then Decrease as a Percentage = 0

Calculation	4.00% fall in Index < 10% Buffer, so Decrease as a Percentage = 0.0%

When the Index has fallen (measured from the start of the Term to end of the Term), we use the following formula to calculate the decrease for the S&P 500 1-Year 50% Downside Participation Rate with Upside Participation Rate Strategy:

Formula	Fall in Index for Term x Downside Participation Rate for Term = Decrease as a Percentage

Calculation	4.00% x 50% = 2.00%

For the S&P 500 6-year 10% Buffer with Upside Participation Rate Strategy, the Buffer only applies at the end of the 6-year Term. The percentage of any change at the end of Year 4 is equal to the Daily Value Percentage on that date. The Daily Value Percentage may be more or less than the cumulative rise or fall of the Index since the Term start date, and it may be negative even when the Index has risen. The Strategy value may decline even when the fall in the Index has not exceeded the Buffer. In our example, the Daily Value Percentage at the end of Year 4 is -8.10%, so there is a decrease of 8.10%.

Footnote 28.

The Index has fallen 4% in Year 4

For 1-year Strategies, when the Index has fallen (measured from the start of the Term to end of the Term), we use the following formula to calculate the dollar amount of the decrease:

Formula	Remaining Investment Base x Decrease as a Percentage based on fall in Index = dollar amount of decrease based on fall in Index

Calculation	S&P 500 1-Year 10% Buffer with Cap Strategy: $50,000 x 0.0% = $0 S&P 500 1-Year 50% Downside Participation Rate with Upside Participation Rate Strategy: $47,060 x 2.0% = $941

For the S&P 500 6-year 10% Buffer with Upside Participation Rate Strategy, when the Daily Value Percentage is negative, we use the following formula to calculate the amount of the decrease:

Formula	Remaining Investment Base x Daily Value Percentage = dollar amount of change based on Daily Value Percentage

Calculation	$50,000 x -8.10% = -$4,050

Thus, the dollar amount of decrease is $4,050.

Footnote 29. In this example, for the 1-year Strategies, there has been a fall in the Index over the fourth Term. We use the following formula to calculate the Strategy value at the end of Year 4:

Formula	Remaining Investment Base on Term end date – dollar amount of decrease based on fall in the Index = Strategy value on Term end date

Calculation	S&P 500 1-Year 10% Buffer with Cap Strategy: $50,000 - $0 = $50,000 S&P 500 1-Year 50% Downside Participation Rate with Upside Participation Rate Strategy: $47,060 - $941 = $46,119

Year 4 does not mark the end of a Term for the S&P 500 6-year 10% Buffer with Upside Participation Rate Strategy, so the value for that Strategy at the end of Year 4 is calculated using the same formula used on any other day before the end of a Term:

Formula	Remaining Investment Base on valuation date – dollar amount of decrease based on Daily Value Percentage = current Strategy value

Calculation	$50,000 - $4,050 = $45,950

For the 1-Year Strategies, the Strategy value at the end of Year 4 is also the Investment Base for the new Term at the beginning of Year 5. For the S&P 500 6-year 10% Buffer with Upside Participation Rate Strategy, the existing Investment Base is carried forward because the Term has not ended.

Footnote 30. The remaining Investment Base is equal to the beginning Investment Base minus the proportional reduction for any prior withdrawals and related Market Value Adjustments.

Formula	Beginning Investment Base – proportional reduction for any prior Withdrawals and related Market Value Adjustments = remaining Investment Base

Calculation

S&P 500 1-Year 10% Buffer with Cap Strategy: $50,000 - $0 = $50,000

S&P 500 1-Year 50% Downside Participation Rate with Upside Participation Rate Strategy: $46,119 - $0 = $46,119

S&P 500 6-Year 10% Buffer with Upside Participation Rate Strategy: $50,000 - $0 = $50,000

Footnote 31. For a 1-year Strategy, the value at the end of the fifth Term is based on the rise or fall in the Index for the Term. The change in Index for the Term is equal to the percentage change in the Index Value measured from the Term start date to the Term end date.

Formula	(Index Value on Term end date - Index Value on Term start date) / Index Value on Term start date

Calculation	(815.37 – 849.35) / 849.35 = -4.00%

Thus, the Index has fallen 4.00%.

For the 6-year Strategy, the value at the end of Year 5 is based on the Daily Value Percentage, and not the rise or fall in the Index.

Footnote 32. The Buffer is the decrease in the value of an Index for a Term that is disregarded when determining the Loss for the Term. In this example, the S&P 500 1-Year 10% Buffer with Cap Strategy completed a Term in Year 5 and has a Buffer of 10%. Since the fall in the Index for the Term was only -4.00%, which is less than a fall of -10%, the entire decrease in the value of the Index is disregarded, and there is no Loss for the Term. The S&P 500 6-year 10% Buffer with Upside Participation Rate Strategy did not complete a Term in Year 5, so no Buffer will be applied when determining the Strategy value at the end of Year 5. The S&P 500 1-year 50% Downside Participation Rate with Upside Participation Rate Strategy does not have a Buffer.

Footnote 33. The Downside Participation Rate is your share of any fall in the Index (measured from the start of the Term to end of the Term) that is considered in determining the Strategy value at the end of the Term. In this example, the S&P 500 1-Year 50% Downside Participation Rate with Upside Participation Rate Strategy completed a Term in Year 5 and has a Downside Participation Rate of 50%, which means the calculation of any decrease will include 50% of any Index fall. Neither the S&P 500 1-Year 10% Buffer with Cap Strategy nor the S&P 500 6-year 10% Buffer with Upside Participation Rate Strategy have a Downside Participation Rate, so no Downside Participation Rate will be applied to those Strategies in Year 5.

Footnote 34.

The Index has fallen 4% in Year 5

When the Index has fallen (measured from the start of the Term to end of the Term), we use the following formulas to calculate the decrease for the S&P 500 1-Year 10% Buffer with Cap Strategy:

Formula	If the fall in Index is greater than the Buffer, then Fall in Index – Buffer = Decrease as a Percentage If the fall in Index is not greater than the Buffer, then Decrease as a Percentage = 0

Calculation	4.00% fall in Index < 10% Buffer, so Decrease as a Percentage = 0.0%

When the Index has fallen (measured from the start of the Term to end of the Term), we use the following formula to calculate the decrease for the S&P 500 1-Year Participation Rate Strategy:

Formula	Fall in Index for Term x Downside Participation Rate for Term = Decrease as a Percentage

Calculation	4.00% x 50% = 2.00%

For the S&P 500 6-year 10% Buffer with Upside Participation Rate Strategy, the Buffer only applies at the end of the 6-year Term. The percentage of any change at the end of Year 5 is equal to the Daily Value Percentage on that date. The Daily Value Percentage may be more or less than the cumulative rise or fall of the Index since the Term start date, and it may be negative even when the Index has risen. The Strategy value may decline even when the fall in the Index has not exceeded the Buffer. In our example, the Daily Value Percentage at the end of Year 5 is -10.00%, so there is a decrease of 10.00%.

Footnote 35.

The Index has fallen 4% in Year 5

For 1-year Strategies, when the Index has fallen (measured from the start of the Term to end of the Term), we use the following formula to calculate the dollar amount of the decrease:

Formula	Remaining Investment Base x Decrease as a Percentage based on fall in Index = dollar amount of decrease based on fall in Index

Calculation	S&P 500 1-Year 10% Buffer with Cap Strategy: $50,000 x 0.0% = $0 S&P 500 1-Year 50% Downside Participation Rate with Upside Participation Rate Strategy: $46,119 x 2.0% = $922

For the S&P 500 6-year 10% Buffer with Upside Participation Rate Strategy, when the Daily Value Percentage is negative, we use the following formula to calculate the amount of the decrease:

Formula	Remaining Investment Base x Daily Value Percentage = dollar amount of change based on Daily Value Percentage

Calculation	$50,000 x -10.00% = -$5,000

Thus, the dollar amount of decrease is $5,000.

Since the end of Year 5 does not mark the end of a Term for the 6-Year Strategy, the Strategy value for that Strategy at the end of Year 5 is calculated using the same formula used on any other day before the end of a Term: Investment Base increased or decreased by the Daily Value Percentage.

For the 1-Year Strategies, the Strategy value at the end of Year 5 is also the Investment Base for the new Term at the beginning of Year 6. For the 6-Year Strategy, there is no change to the Investment Base because the Term has not ended.

Footnote 36. In this example, for the 1-year Strategies, there has been a fall in the Index over the fifth Term. We use the following formula to calculate the Strategy value at the end of Year 5:

Formula	Remaining Investment Base on Term end date – dollar amount of decrease based on fall in the Index = Strategy value on Term end date

Calculation	S&P 500 1-Year 10% Buffer with Cap Strategy: $50,000 - $0 = $50,000 S&P 500 1-Year 50% Downside Participation Rate with Upside Participation Rate Strategy: $46,119 - $922 = $45,197

Year 5 does not mark the end of a Term for the S&P 500 6-year 10% Buffer with Upside Participation Rate Strategy, so the value for that Strategy at the end of Year 5 is calculated using the same formula used on any other day before the end of a Term:

Formula	Remaining Investment Base on valuation date – dollar amount of decrease based on Daily Value Percentage = current Strategy value

Calculation	$50,000 - $5,000 = $45,000

For the 1-Year Strategies, the Strategy value at the end of Year 5 is also the Investment Base for the new Term at the beginning of Year 6. For the S&P 500 6-year 10% Buffer with Participation Rate Strategy, the existing Investment Base is carried forward because the Term has not ended.

Footnote 37. The remaining Investment Base is equal to the beginning Investment Base minus the proportional reduction for any prior withdrawals and related Market Value Adjustments.

Formula	Beginning Investment Base – proportional reduction for any prior Withdrawals and related Market Value Adjustments = remaining Investment Base

Calculation

S&P 500 1-Year 10% Buffer with Cap Strategy: $50,000 - $0 = $50,000

S&P 500 1-Year 50% Downside Participation Rate with Upside Participation Rate Strategy: $45,197 - $0 = $45,197

S&P 500 6-Year 10% Buffer with Upside Participation Rate Strategy: $50,000 - $0 = $50,000

Footnote 38. For a 1-year Strategy, the value at the end of the sixth Term is based on the rise or fall in the Index for the Term. The changel in Index for the Term is equal to the percentage change in the Index Value measured from the Term start date to the Term end date.

Formula(Index Value on Term end date - Index Value on Term start date) / Index Value on Term start date

Calculation (782.76- 815.37) / 815.37 = -4.00%

Thus, the Index has fallen 4.00%.

For the 6-Year Strategy, the value at the end of the Term is based on the rise and fall of the Index over the entire 6-year Term. The rise or fall of the Index for the Term is equal to the percentage change in the Index Value measured from the Year 1 Start Date to the Year 6 End Date.

Formula	(Index Value on Term End Date - Index Value on Term Start Date) / Index Value on Term Start Date

Calculation	(782.76 - 1000) / 1000 = -21.72%

Thus, the Index has fallen 21.72%.

Footnote 39. The Buffer is the decrease in the value of an Index for a Term that is disregarded when determining the Loss for the Term. In this example, the S&P 500 1-Year 10% Buffer with Cap Strategy completed a Term in Year 6 and has a Buffer of 10%. Since the fall in the Index for the Term was only -4.00%, which is less than a fall of -10%, the entire decrease in the value of the Index is disregarded, and there is no Loss for the Term. The S&P 500 6-year 10% Buffer with Upside Participation Rate Strategy completes a Term in Year 6, so the Buffer will be applied when determining the Strategy value at the end of Year 6. The S&P 500 1-year 50% Downside Participation Rate with Upside Participation Rate Strategy does not have a Buffer.

Footnote 40. The Downside Participation Rate is your share of any fall in the Index (measured from the start of the Term to end of the Term) that is considered in determining the Strategy value at the end of the Term. In this example, the S&P 500 1-Year 50% Downside Participation Rate with Upside Participation Rate Strategy completed a Term in Year 6 and has a Downside Participation Rate of 50%, which means the calculation of any decrease will include 50% of any Index fall. Neither the S&P 500 1-Year 10% Buffer with Cap Strategy nor the S&P 500 6-year 10% Buffer with Upside Participation Rate Strategy have a Downside Participation Rate, so no Downside Participation Rate will be applied to those Strategies in Year 6.

Footnote 41.

The Index has fallen 4% in Year 6 and has fallen 21.72% from the start of Year 1 to the end of Year 6.

When the Index has fallen (measured from the start of the Term to end of the Term), we use the following formulas to calculate the decrease for the S&P 500 1-Year 10% Buffer with Cap Strategy:

Formula	If the fall in Index is greater than the Buffer, then Fall in Index – Buffer = Decrease as a Percentage If the fall in Index is not greater than the Buffer, then Decrease as a Percentage = 0

Calculation	4.00% fall in Index < 10% Buffer, so Decrease as a Percentage = 0.0%

When the Index has fallen (measured from the start of the Term to end of the Term), we use the following formula to calculate the decrease for the S&P 500 1-Year 50% Downside Participation Rate with Upside Participation Rate Strategy:

Formula	Fall in Index for Term x Downside Participation Rate for Term = Decrease as a Percentage

Calculation	4.00% x 50% = 2.00%

For the S&P 500 6-year 10% Buffer with Upside Participation Rate Strategy, the Buffer now applies as it is the end of the 6-year Term. We use the following formulas to calculate the decrease for the Strategy:

Formula	If the fall in Index is greater than the Buffer, then Fall in Index – Buffer = Decrease as a Percentage If the fall in Index is not greater than the Buffer, then Decrease as a Percentage = 0

Calculation	21.72% fall in Index is greater than the 10% Buffer, so Decrease as a Percentage = 21.72% - 10% = 11.72%

Footnote 42.

The Index has fallen 4% in Year 6. The end of Year 6 marks the end of a Term for the 6-Year Strategy, and has fallen 21.72% from the start of Year 1 to the end of Year 6

For 1-year Strategies and 6-year strategies, when the Index has fallen (measured from the start of the Term to end of the Term), we use the following formula to calculate the dollar amount of the decrease:

Formula	Remaining Investment Base x Decrease as a Percentage based on fall in Index = dollar amount of decrease based on fall in Index

Calculation

S&P 500 1-Year 10% Buffer with Cap Strategy: $50,000 x 0.0% = $0

S&P 500 1-Year 50% Downside Participation Rate with Upside Participation Rate Strategy: $45,197 x 2.0% = $904

S&P 500 6-year 10% Buffer with Upside Participation Rate Strategy: $50,000 x 11.7 = $ 5,860

For both the 1-Year Strategies and 6-year Strategies, the Strategy value at the end of Year 6 is also the Investment Base for the new Term at the beginning of Year 7.

Footnote 43. In this example, for the 1-year Strategies, there has been a fall in the Index over the sixth Term. Year 6 also marks the end of a Term for the S&P 500 6-year 10% Buffer with Upside Participation Rate Strategy. We now use the following formula to calculate the Strategy value at the end of Year 6 for both the 1-year Strategies and 6-year Strategies:

Formula	Remaining Investment Base on Term end date – dollar amount of decrease based on fall in the Index = Strategy value on Term end date

Calculation

S&P 500 1-Year 10% Buffer with Cap Strategy: $50,000 - $0 = $50,000

S&P 500 1-Year 50% Downside Participation Rate with Upside Participation Rate Strategy: $45,196 - $904 = $44,292

S&P 500 6-year 10% Buffer with Upside Participation Rate Strategy: $50,000 - $5,860 = $ 44,140

For both the 1-Year Strategies and 6-year Strategies, the Strategy value at the end of Year 6 is also the Investment Base for the new Term at the beginning of Year 7.

STATE VARIATIONS

This prospectus describes the material features of the Contract. Contracts issued in your state may provide different features and benefits from, and impose different costs than, those described in this prospectus because of state law variations. However, please note that the maximum charge is set forth in this prospectus. If you would like to review a copy of the Contract and any endorsements, contact us at P.O. Box 5423, Cincinnati, OH 45201-5423, visit our website at www.massmutualascends.com or call us at 1-800-789-6771.

The following information is a summary of material state variations as of the date of this prospectus.

Temporary Holding Account

For Contracts Issued in Missouri

For Contracts issued in Missouri, there is no Declared Rate Strategy. Amounts can be allocated or reallocated to a Temporary Holding Account. The value of the Temporary Holding Account is equal to: (1) the amounts applied to the Temporary Holding Account at the start of the current Term; minus (2) each withdrawal taken from the Temporary Holding Account during the current Term; minus (3) each rider charge taken from the Temporary Holding Account during the current Term; and plus (4) interest that we have credited on the balances in the Temporary Holding Account for the current Term.

The Temporary Holding Account earns interest daily at an annual effective rate equal to the interest rate used to calculate the minimum value under Missouri standard nonforfeiture law for a fixed annuity contract on the Contract issue date.

Allocations and reallocations to the Temporary Holding Account are subject to the Allocation Limit.

At the end of a Term, to the extent any amount cannot be applied to a Temporary Holding Account for the next Term because the amount is over the Allocation Limit, unless you send us a request to reallocate that amount we will apply the amount to the S&P 500 –10% Floor Strategy.

Amounts taken from the Temporary Holding Account on a withdrawal or a Surrender are not subject to a Market Value Adjustment.

Market Value Adjustment

For Contracts Issued in Connecticut, Indiana, and Maryland

The MVA formula does not include a spread factor. The MVA factor is equal to:

(A – B) x N

Where:

A =       the MVA Index Interest Rate on the Contract Effective Date;

B =       the MVA Index Interest Rate for the date of the withdrawal or Surrender; and

N =       the number of whole and partial years remaining to the sixth Contract Anniversary.

General

For Contracts Issued in Illinois

References to “spouse” have been changed to “spouse or civil union partner.”

For Contracts Issued in Missouri

No Performance Lock election is permitted.

When taken from Indexed Strategies, withdrawals are taken proportionately without regard to Term length.

The Declared Rate Strategy is not available.

Certain Indexed Strategies are not available.

For Contracts Issued in Nebraska

No performance Lock election is currently permitted.

Certain Indexed Strategies are not available.

For Contracts Issued in New Jersey

References to “spouse” have been changed to “spouse or civil union partner.”

Extended Care Waiver Rider

For Contracts Issued in California

The Waiver of Market Value Adjustments for Facility Care or Home Care or Community-Based Services Rider (CA Rider) provides a waiver under an expanded set of circumstances. The waiver will apply if, at the time of a Surrender, or within the immediately preceding 90 days, the following conditions are met: (1) the insured is confined in a facility or is receiving, as prescribed by a physician, registered nurse or licensed social worker, home care or community-based services; (2) the insured’s confinement in a facility, the insured’s receipt of home care or community-based services, or any combination thereof has continued for a period of at least 90 consecutive days; and (3) the first day of such 90-day period was at least one year after the contract effective date. Facility includes a skilled nursing facility, a convalescent nursing home, or an extended care facility or a residential care facility or a residential care facility for the elderly. Home care or community-based services includes home health care, adult day care, personal care, homemaker services, hospice services and respite care as defined in the rider. Additional conforming changes have been made including revised and new definitions, and inclusion of a description of circumstances under which the waiver does not apply. The termination provision has been modified to reflect that the rider will not terminate if you transfer or assign an interest in the contract to a person or entity other than the insured.

For Contracts Issued in Connecticut

The conditions under which the waiver applies have been modified. The waiver will apply if at the time of a Surrender or within the immediately preceding 90 days all of the following conditions are met: (1) an insured is confined in a long-term care facility or hospital; and (2) the confinement has continued for a period of at least 90 consecutive days.

For Contracts Issued in Kansas

The conditions under which the waiver applies have been modified. The first day of confinement must be at least 90 days after the contract effective date, rather than one year after the contract effective date.

For Contracts Issued in Massachusetts

This waiver rider is not available in Massachusetts.

For Contracts Issued in Missouri

This waiver rider is not available in Missouri.

For Contracts Issued in Montana

The definition of medically necessary has been modified and refers to the Insured’s physician.

For Contracts Issued in Nebraska

The definition of skilled nursing facility has been modified by adding a licensed practical nurse to the list of persons who may provide nursing services or supervise the provision of nursing services.

For Contracts Issued in New Hampshire

The definition of skilled nursing facility has been modified by changing the phrase “licensed and operated as a skilled nursing facility” to “operated as a skilled nursing facility.”

For Contracts Issued in Pennsylvania

The conditions under which the waiver is available have been modified. The waiver will apply if at the time of a Surrender or within the immediately preceding 90 days all of the following conditions are met: (1) an insured is confined in one or more long-term care facilities, hospital, or a combination of such; (2) the confinement is prescribed by a physician and is medically necessary; (3) the first day of the confinement is at least one year after the contract effective date; and (4) the confinement has continued for a period of at least 90 consecutive days, or has continued for a total of at least 90 days if each successive confinement occurs within six months of the previous confinement and is for the same related medical cause. The definition of long-term care facility has been modified. The following facilities have been deleted from the list of facilities excluded from that definition: a facility that primarily treats drug addicts and a facility that is a home for the mentally ill. An exclusion provision has been added to clarify that the waiver will not apply if the insured is confined in a long-term care facility or hospital for the treatment of certain types of drug addiction or mental illnesses.

The definition of hospital has been modified by changing the phrase “it maintains, or has access to, medical, diagnostic, and major surgical facilities” to “it maintains, or has access to, medical and diagnostic facilities.”

For Contracts Issued in Vermont

The definition of long-term care facility has been modified. The following facilities have been deleted from the list of excluded facilities: a facility that primarily treats drug addicts, a facility that primarily treats alcoholics, and a facility that is a home for the mentally ill. In addition, the definition of physician has been modified by changing the phrase “a person who is licensed in the United States as a medical doctor or a doctor of osteopathy and who is practicing within the scope of his or her license” to “a person who is licensed in the United States who is providing medical care and treatment when such services are provided within the scope of his or her license and provided pursuant to applicable law.”

For Contracts Issued in Washington

The waiver is based on confinement to an extended care facility or hospital rather than a long-term care facility or hospital. Definitions are modified to reflect the new terminology, references to “skilled nursing facility” are changed to “nursing facility” and the related definition is modified. In the definition of nursing facility and hospital, a licensed practical nurse is added to the list of persons who may provide nursing services or supervise the provision of nursing services.

Terminal Illness Waiver Rider

For Contracts Issued in Illinois

As a result of the terminal illness, your life expectancy must be 24 months from the date of death, rather than 12 months.

For Contracts Issued in Kansas

As a result of the terminal illness, your life expectancy must be 24 months from the date of death, rather than 12 months. The diagnosis must be rendered 90 days after the contract effective date, rather than one year after the contract effective date.

For Contracts Issued in New Jersey

The requirement related to the timing of the diagnosis does not apply. But the waiver will not be available until at least one year after the contract effective date.

For Contracts Issued in Massachusetts

This waiver rider is not available in Massachusetts.

For Contracts Issued in Pennsylvania

The diagnosis must be rendered after the contract effective date, rather than one year after the contract effective date. But the waiver will not be available until at least one year after the contract effective date. In addition, the waiver is based on a terminal condition as defined in the rider, rather than a terminal illness.

For Contracts Issued in Texas

The diagnosis must be rendered on or after the contract effective date, rather than one year after the contract effective date.

For Contracts Issued in Washington

As a result of the terminal illness, your life expectancy must be 24 months from the date of death, rather than 12 months.

Form of Annuity Payout Benefit

For Contracts Issued in Texas:

Payments under a Payout Option are subject to a $50 minimum.

Right to Cancel (Free Look)

State law governs the length of the free look period and the amount of the refund that you will receive. The period and amount may differ if you are replacing a life insurance policy or annuity contract. The table below summarizes the state law provisions.

For Contracts Issued in:	Free Look Period	Refund	Replacement Free Look Period	Replacement Refund
Alabama	20 days	Account Value	30 days	Account Value + Fees/Charges
Alaska	20 days	Account Value + Fees/Charges	30 days	Account Value + Fees/Charges
Arizona	20 days	Account Value + Fees/Charges	30 days	Account Value + Fees/Charges
Arkansas	20 days	Account Value	30 days	Account Value
California	30 days	Account Value + Fees/Charges Note: If owner is age 60 or older, refund amount is Purchase Payments.	30 days	Account Value + Fees/Charges Note: If owner is age 60 or older, refund amount is Purchase Payments.
Colorado	20 days	Account Value	30 days	Account Value + Fees/Charges
Connecticut	20 days	Account Value + Fees/Charges	30 days	Account Value + Fees/Charges
Delaware	20 days	Account Value	30 days	Purchase Payments
District of Columbia	20 days	Account Value	30 days	Account Value
Florida	21 days	Account Value + Fees/Charges	30 days	Account Value + Fees/Charges
Georgia	20 days	Purchase Payments	30 days	Purchase Payments
Hawaii	20 days	Account Value	30 days	Account Value + Fees/Charges
Idaho	20 days	Purchase Payments	30 days	Purchase Payments
Illinois	20 days	Account Value + Fees/Charges	30 days	Account Value + Fees/Charges
Indiana	20 days	Account Value	30 days	Purchase Payments
Iowa	20 days	Account Value	30 days	Account Value + Fees/Charges
Kansas	20 days	Account Value + Fees/Charges	30 days	Account Value + Fees/Charges
Kentucky	20 days	Purchase Payments	30 days	Account Value + Fees/Charges
Louisiana	20 days	Purchase Payments	30 days	Account Value + Fees/Charges
Maine	20 days	Account Value	30 days	Account Value + Fees/Charges
Maryland	20 days	Purchase Payments	30 days	Account Value + Fees/Charges
Massachusetts	20 days	Account Value	30 days	Purchase Payments
Michigan	20 days	Account Value + Fees/Charges	30 days	Account Value + Fees/Charges
Minnesota	20 days	Account Value + Fees/Charges	30 days	Purchase Payments
Mississippi	20 days	Account Value	30 days	Account Value + Fees/Charges
Missouri	20 days	Purchase Payments	30 days	Purchase Payments
Montana	20 days	Account Value	30 days	Account Value + Fees/Charges
Nebraska	20 days	Purchase Payments	30 days	Account Value + Fees/Charges
Nevada	20 days	Purchase Payments	30 days	Purchase Payments
New Hampshire	20 days	Purchase Payments	30 days	Account Value + Fees/Charges
New Jersey	20 days	Account Value + Fees/Charges	30 days	Account Value + Fees/Charges
New Mexico	20 days	Account Value	30 days	Account Value + Fees/Charges
North Carolina	20 days	Purchase Payments	30 days	Account Value + Fees/Charges
North Dakota	20 days	Account Value + Fees/Charges	30 days	Account Value + Fees/Charges
Ohio	20 days	Account Value	30 days	Account Value + Fees/Charges
Oklahoma	20 days	Purchase Payments	30 days	Purchase Payments
Oregon	20 days	Account Value	30 days	Account Value + Fees/Charges
Pennsylvania	20 days	Account Value	30 days	Account Value
Rhode Island	20 days	Purchase Payments	30 days	Account Value + Fees/Charges
South Carolina	20 days	Purchase Payments	30 days	Account Value + Fees/Charges
South Dakota	20 days	Account Value + Fees/Charges	30 days	Account Value + Fees/Charges
Tennessee	20 days	Account Value	30 days	Purchase Payments
Texas	20 days	Purchase Payments	30 days	Account Value + Fees/Charges
Utah	20 days	Purchase Payments	30 days	Purchase Payments
Vermont	20 days	Account Value	30 days	Account Value + Fees/Charges
Virginia	20 days	Account Value	30 days	Account Value + Fees/Charges
Washington	20 days	Greater of: (1) Purchase Payments or (2) Account Value minus taxes	30 days	Purchase Payments
West Virginia	20 days	Account Value	30 days	Account Value + Fees/Charges
Wisconsin	30 days	Account Value	30 days	Account Value + Fees/Charges
Wyoming	20 days	Account Value	30 days	Greater of: (1) Purchase Payments or (2) Account Value + Fees/Charges

Assignment

For Contracts Issued in Ohio:

Subject to the tax qualifications endorsement, if any, you may assign your rights to designate or change a Beneficiary or an Annuitant, to change Owners, or to elect a Payout Option if you make a specific Request in Good Order.

Amendment of the Contract

For Contracts Issued in Florida:

You have the right to reject an endorsement that changes the provisions of this Contract to obtain or retain the intended tax treatment under federal tax law, or to take into account other pertinent laws and governmental regulations and rulings. We will not be responsible for the tax or other consequences of your rejection.

For Contracts Issued in Texas:

You have the right to reject an endorsement that changes the provisions of this Contract to obtain or retain the intended tax treatment under federal tax law, or to take into account other pertinent laws and governmental regulations and rulings. We will not be responsible for the tax or other consequences of your rejection.

Involuntary Termination

For Contracts Issued in Texas:

Our right to terminate this Contract is not tied to the minimum required value. We have the right to terminate this Contract if the Account Value would provide a benefit of less than $20 each month at age 70 under a life payout with payments for at least a fixed period of 10 years.

****************************************

Our form number for the Contract is P1841622NW. Our form numbers for the Crediting Strategy endorsements to the Contract are E1825318NW, E1841922NW, E1841822NW, E1842022NW, E1843222NW, E1842422NW, E1842622NW, E1842122NW, E1842322NW, E1842722NW, E1842922NW E1849122NW, and E1849222NW. The form numbers may vary by state. The Securities and Exchange Commission file number for the Contract is 333-269562.

•	The Contract is not insured by the FDIC (Federal Deposit Insurance Corporation) or the NCUSIF (National Credit Union Share Insurance Fund).

•

Although the Contract may be sold through relationships with banks or other financial institutions, the Contract is not a deposit or obligation of, or guaranteed by, such institutions or any federal regulatory agency.

The Contract doesn’t invest in any equity, debt, or other investments.

Dealer Prospectus Delivery Obligations. All dealers that effect transactions in these securities are required to deliver a prospectus.

SECTION II

MASSMUTUAL ASCEND LIFE INFORMATION

[to be added by amendment]

MASSMUTUAL ASCEND LIFE INSURANCE COMPANY

Administrative Office: P.O. Box 5423, Cincinnati OH 45201-5423

Street Address: 191 Rosa Parks Street, Cincinnati OH 45202

Policy Administration: 1-800-789-6771

INDEX ACHIEVER ANNUITY

With Return of Premium Guarantee

PROSPECTUS DATED [ ], 2023

The Index Achiever annuity is an Individual Index-linked Modified Single Premium Deferred Annuity contract issued by MassMutual Ascend Life Insurance Company ®. It provides that we will pay the Annuity Payout Benefit to you in exchange for your Purchase Payments. It also provides a Death Benefit that will never be less than the return of premium guarantee.

The Contract is a modified single premium deferred annuity. This means we will accept Purchase Payments only during the purchase payment period, which ends two months after the Contract Effective Date.

A glossary of defined terms used herein can be found in the Special Terms section starting on page [6] of this prospectus.

The Contract offers you the opportunity to allocate funds to Crediting Strategies for one-year Terms. The Crediting Strategies include Indexed Strategies and a Declared Rate Strategy.

Indexed Strategies. Indexed Strategies provide returns based, in part, on the rise or fall of an Index, which may be a market index, such as the S&P 500 Index, or the share price of an exchange-traded fund, such as an iShares ETF or a SPDR ETF.

For this Contract, we currently offer five Indexed Strategies that are shown in the table on page [9]. Each of these Indexed Strategies uses one of four Indexes: S&P 500® Index, iShares® MSCI EAFE ETF, SPDR® Gold Shares ETF, and iShares® U.S. Real Estate ETF. When an Index rises over a Term, Indexed Strategy values are determined using a Cap, which is the largest rise in the Index (measured from the start of the Term to end of the Term) that is taken into account to determine the Strategy value at the end of the Term. The Cap for a Term will never be less than 1%. When an Index falls over a Term, Indexed Strategy values are determined using one of two negative return factors: a -10% Floor or a 10% Buffer. The Buffer disregards the first 10% of any fall in the Index (measured from the start of the Term to end of the Term) to determine the Strategy value for the Buffer Strategy at the end of the Term. The Floor is the most negative portion of any fall in the Index for the Term that is taken into account to determine the Strategy value for a Floor Strategy at the end of the Term. Note: Not all Indexed Strategies are available for Contracts issued in Missouri or Nebraska.

The S&P 500 1-Year -10% Floor with Cap Indexed Strategy will always be available. At the end of a Term, we may stop offering any other Indexed Strategy. Consequently, any other Indexed Strategy listed in this prospectus may not be available after the end of the initial Term. We have the right to replace the Index associated with an Indexed Strategy under certain circumstances. Indexed Strategies that may be available in the future may earn a return that is lower than the return your investments would have earned if they had been invested in the other Indexed Strategies listed in this prospectus. In addition, any reduction in the available number of Indexed Strategies may reduce your opportunity to increase your Account Value. If you choose to Surrender the Contract because of changes in the number and/or type of available Indexed Strategies, your Surrender may be subject to withdrawal charges, Daily Value Percentage adjustments, taxes, and tax penalties. If you purchase another retirement contract, it may have different features, fees, and risks than this Contract.

Before the end of a Term, unless you have made a Performance Lock election, the value of an Indexed Strategy is the remaining Investment Base increased or decreased by the Daily Value Percentage. This means the dollar amount of the proportional reduction in the Investment Base will not be the same as the dollar amount of the withdrawal and the Market Value Adjustment. The Investment Base is the amount applied to the Indexed Strategy at the beginning of the current Term, adjusted proportionally for any withdrawals taken during the current Term and any related Market Value Adjustment. During the Term, the Investment Base remains unchanged except for any proportional adjustments for withdrawals. The Daily Value Percentage is based on hypothetical options that represent the projected change in the Index over the full Term, and is equal to the Net Option Price, reduced by the Amortized Option Cost and the Trading Cost. The Daily Value Percentage is applied to determine Strategy values when you withdraw funds allocated to an Indexed Strategy or Surrender your Contract before the end of a Term. The Daily Value Percentage is also applied if the Death Benefit or Annuity Payout value are determined before the end of a Term.

Declared Rate Strategy. The Declared Rate Strategy earns interest during a Term at a fixed rate we set before that Term begins. The fixed interest rate varies from Term to Term, but will never be less than the guaranteed minimum interest rate set out in the Declared Rate Strategy Endorsement included in your Contract. The guaranteed minimum interest set out in the endorsement will be at least equal to the minimum interest rate required for fixed annuity contracts by state Standard Nonforfeiture Law that is in effect on the date that the Contract is issued. For Contracts issued before May 1, 2023, the guaranteed minimum interest set out in the endorsement will never be less than 1%. Each Term of the Declared Rate Strategy is one-year long. Amounts allocated or reallocated to the Declared Rate Strategy are subject to an Allocation Limit of 12%. Note: The Declared Rate Strategy is not available for Contracts issued in Missouri. For Contracts issued in Missouri, see the State Variations section below for more information about the Temporary Holding Account, which has many of the same features as the Declared Rate Strategy.

1

Availability of Crediting Strategies. The S&P 500 1-Year -10% Floor with Cap Indexed Strategy and a Declared Rate Strategy will always be available. At the end of a Term, we may eliminate any other Crediting Strategy other than the S&P 500 1-Year -10% Floor with Cap Indexed Strategy in our discretion. We have the right to replace the Index associated with an Indexed Strategy under certain circumstances. A reduction in the number of available Crediting Strategies or a replacement of an underlying Index could materially limit the growth potential of your investment in this Contract. In the future, we may offer new Indexed Strategies with Buffers that are greater than or equal to 10% or Floors that are equal to -10% or less negative.

Market Value Adjustment. If you Surrender your Contract during the first six Contract Years, a Market Value Adjustment applies to amounts held under the Indexed Strategies. It also applies to withdrawals from an Indexed Strategy, including automated withdrawals and withdrawals taken to satisfy a required distribution, but not including withdrawals taken to pay advisory fees. It does not apply to withdrawals taken from the Declared Rate Strategy. For Contracts issued in Missouri, it does not apply to withdrawals taken from the Temporary Holding Account.

The Market Value Adjustment depends on changes in the BofA Merrill Lynch 5-10 Year US Corporate Bond Index (“MVA Index Interest Rate”) since the Contract Effective Date and the amount of time remaining until the sixth Contract Anniversary. The Market Value Adjustment will be negative and will decrease the value of the Indexed Strategies if the MVA Index Interest Rate has gone up since the Contract Effective Date, or has fallen by the amount of a spread factor or less. The Market Value Adjustment will be positive and will increase the value of the Indexed Strategies if the MVA Index Interest Rate has fallen by more than the amount of a spread factor. Except as provided in the State Variations section, the spread factor is 0.25%.

Withdrawals and Surrenders may also be subject to income tax, and withdrawals and Surrenders before age 59 1/2 may also be subject to an additional 10% penalty tax.

Advisory Fees. The Contract is sold by broker-dealers who are also registered as, affiliated with, or in a contractual relationship with a registered investment advisor, through their registered representatives/investment advisor representatives. The Contract is intended to be used by investors who have engaged these investment advisors and investment advisor representatives to manage their Contract for a fee. If an investor elects to pay the advisory fee from his or her Account Value, then this deduction, like all other withdrawals, will reduce the Death Benefit and Account Value. The reduction in the Death Benefit could be significant and more than the dollar amount of the withdrawal. Based on current guidance, most withdrawals from the Contract to pay advisory fees should not be subject to income tax. However, tax laws are subject to change, and it is possible that a withdrawal to pay fees could be subject to federal and state income taxes, and to a 10% federal penalty tax if made before age 59 1⁄2. For more information on the tax treatment of withdrawals used to pay advisory fees, please see the discussion on page 54. Given the adverse consequences of withdrawing advisory fees from Indexed Strategies before the end of a Term, an investor should consider paying advisory fees from some other source, such as amounts in the Declared Rate Strategy or other assets.

The Contract is intended for long-term investment purposes and the Contract and its Indexed Strategies may not be appropriate for investors who plan to take withdrawals (including automated withdrawals and required minimum distributions) during the first six Contract Years or who plan to take withdrawals during Indexed Strategy Terms.

Risk Factors for this Contract appear on pages [14-19] and pages [85-89]. Indexed annuity contracts are complex insurance and investment vehicles. You should speak with your registered investment advisor about the Index Achiever annuity and its features, benefits, risks, and charges, and whether the Contract is appropriate for you based upon your financial situation and objectives.

Please read this prospectus before investing and keep it for future reference. It contains important information about your Contract and MassMutual Ascend Life that you ought to know before investing. It describes all material rights and obligations under the Contract. The provisions of the Contract may vary from state to state. All material state variations are identified in the State Variations section of this prospectus.

All guarantees and obligations under the Contract are the obligations of MassMutual Ascend Life and are subject to the credit worthiness and claims-paying ability of MassMutual Ascend Life.

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NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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The principal underwriter of the Contract is MM Ascend Life Investor Services, LLC. The offering of the Contract is intended to be continuous. The underwriter will use its best efforts to sell the Contract.

This prospectus is not an offering in any state, country, or jurisdiction in which we are not authorized to sell the Contract.

If you purchase a Contract, you may cancel it within 20 days after you receive it. If you purchase a Contract to replace an existing annuity contract or insurance policy, you have 30 days to cancel the Contract. The right to cancel period may be longer in some states. In most states, you will bear the risk of any decreases in Indexed Strategy values before cancellation. The right to cancel is described more fully in the Right to Cancel section of this prospectus.

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SECTION I

INDEX ACHIEVER ANNUITY INFORMATION

SPECIAL TERMS

In this prospectus, the following capitalized terms have the meanings set out below.

ACCOUNT VALUE. For each day, the Account Value is the sum of the current values of each Crediting Strategy, plus the current value of the Purchase Payment Account, if any.

ALLOCATION LIMIT. The limit for allocations and reallocations to the Declared Rate Strategy. The Allocation Limit is 12%. The Allocation Limit also applies to the Temporary Holding Account for Contracts issued in Missouri.

ANNUITANT. The natural person or persons on whose life the Annuity Payout Benefit is based.

ANNUITY PAYOUT BENEFIT. A series of periodic payments made under a Payout Option. The terms and conditions are described in the Annuity Payout Benefit section of this prospectus.

ANNUITY PAYOUT INITIATION DATE. The first day of the first payment interval for which payment of an Annuity Payout Benefit is to be made. This is the date we apply your Account Value to the Annuity Payout Benefit and calculate the payment amount.

BENEFICIARY. A person entitled to receive all or part of a Death Benefit that is to be paid under the Contract on account of a death before the Annuity Payout Initiation Date.

BUFFER. For each Buffer Strategy, the Buffer provides a buffer against the first 10% of any fall in the Index for the Term when determining the Loss for the Term. The Buffer is also used to determine the strike price of the the out-of-the-money put option that is part of the Daily Value Percentage calculation before the end of the Term. For each Term of each Buffer Strategy that we currently offer with this Contract, the Buffer is 10%. In the future, we may offer a new Strategy with a Buffer that is more than 10%, but we will not offer a new Strategy with a Buffer that is less than 10%.

CAP. For each Indexed Strategy, the Cap is the largest rise in the Index for the Term that is taken into account to determine the Strategy value at the end of the Term. The Cap is also used to determine the strike price of the the out-of-the-money put option that is part of the Daily Value Percentage calculation for that Strategy before the end of the Term. We post on our website (www.massmutualascend.com/RILArates) the Cap for each Term of an Indexed Strategy at least 10 days before the next Term starts. The Cap for a Term will never be less than 1%.

CONTRACT. The annuity contract that is a legally binding agreement between you and MassMutual Ascend Life, including applicable endorsements and riders.

CONTRACT ANNIVERSARY. The date in each year that is the annual anniversary of the Contract Effective Date. That date is set out on your Contract Specifications Page.

CONTRACT EFFECTIVE DATE. The date as of which the initial Purchase Payment is applied to the Contract. That date is set out on your Contract Specifications Page.

CONTRACT SPECIFICATIONS PAGE. The pages in your Contract that contain details unique to your Contract.

CONTRACT YEAR. A 12-month period that starts on the Contract Effective Date or on a Contract Anniversary.

CREDITING STRATEGY (STRATEGY). A specified method by which declared interest is set or values are calculated. The Crediting Strategies that are currently available are set out on page [ ] of this prospectus.

DAILY VALUE PERCENTAGE. The Daily Value Percentage is used to determine the value of an Indexed Strategy before the end of a Term. For each day of a Term of an Indexed Strategy before the final Market Day of the Term, the Daily Value Percentage is equal to: (1) the Net Option Price for that day; minus (2) the Amortized Option Cost for that day; and minus (3) the Trading Cost for that day.

See the next section (Special Terms Related to Daily Value Percentage) for the definitions of Amortized Option Cost, Net Option Price, and Trading Cost.

DEATH BENEFIT. An amount that becomes payable if you die before the Annuity Payout Initiation Date and before the date that the Contract is Surrendered. The terms and conditions are described in the Death Benefit section of this prospectus.

DECLARED RATE. A fixed interest rate set by us for a Term of the Declared Rate Strategy.

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DECLARED RATE STRATEGY. A Crediting Strategy that credits interest at a Declared Rate. Note: The Declared Rate Strategy is not available for Contracts issued in Missouri. (For Contracts issued in Missouri, see the State Variations section below for more information about the Temporary Holding Account, which has many of the same features as the Declared Rate Strategy.)

FLOOR. For a Floor Strategy, the Floor is the decrease in the value of an Index for a Term that is taken into account when determining the Loss for the Term. The Floor is also used to determine the strike price of the the out-of-the-money put option that is parti of the Daily Value Percentage calculation before the end of the Term. For each Term of the Floor Strategy that we currently offer with this Contract, the Floor is -10%. In the future, we may offer a new Strategy with a Floor that is less negative than -10%, but we will not offer a new Strategy with a Floor that is more negative than -10%.

INDEX. A stock market index or an exchange-traded fund (ETF) used to calculate the value of an Indexed Strategy. The Index at the start of a Term is its level or price at the Market Close on the first day of that Term. If the first day of that Term is not a Market Day, then the Index at the start of a Term is its level or price at the last Market Close before the first day of the Term. The Index at the end of a Term is its level or price at the final Market Close of that Term.

INDEXED STRATEGY. A Crediting Strategy that provides a return based, in part, on changes in the level or price of an Index (measured from the start of the Term to end of the Term).

INVESTMENT BASE. The base amount used to calculate the value of an Indexed Strategy. The Investment Base is the amount applied to an Indexed Strategy at the start of a current Term, adjusted proportionally for any withdrawal during the Term and any related Market Value Adjustment. An Investment Base is not used to calculate the value of a Declared Rate Strategy.

MARKET CLOSE. The close of the regular or core trading session on the market used to measure a given Index.

MARKET DAY. Each day that all markets that are used to measure the available Indexes are open for regular trading.

MARKET VALUE ADJUSTMENT. An adjustment made to the value of an Indexed Strategy if this Contract is surrendered or a withdrawal is taken from the Indexed Strategy (including automated withdrawals, required minimum distributions, but not including withdrawals to pay advisory fees) before the sixth Contract Anniversary. The Market Value Adjustment does not apply to a withdrawal from the Declared Rate Strategy, the portion of the Account Value held in the Declared Rate Strategy on a Surrender, a Surrender that qualifies for a waiver, an Annuity Payout Benefit, or a Death Benefit.

MASSMUTUAL ASCEND LIFE (“WE,” “US,” “OUR,” “MMALIC”). MassMutual Ascend Life Insurance Company.

OWNER (“YOU,” “YOURS”). The person(s) who possesses the ownership rights under the Contract. If there is more than one Owner, each Owner will be a joint owner of the Contract and each reference to Owner means joint owners.

PAYOUT OPTION. The form in which an Annuity Payout Benefit or a Death Benefit may be paid. Standard options are described in the Payout Options section of this prospectus.

PERFORMANCE LOCK. An election to lock in the Daily Value Percentage for the remainder of a Term of an Indexed Strategy. A Performance Lock election for a Term is effective on the second Market Close following our receipt of your Request in Good Order. After the second Market Close, the Indexed Strategy value before the end of the Term and the Indexed Strategy value at the end of the Term is equal to the remaining Investment Base increased or decreased by the locked Daily Value Percentage. The locked Daily Value Percentage is the Daily Value Percentage as determined for that second Market Close. The Indexed Strategy value will still change if there is a change in the Investment Base due to a withdrawal. You can make a Performance Lock election once per Term and only for specific Indexed Strategies. Note: A Performance Lock election is not available for Contracts issued in Missouri or Nebraska.

PURCHASE PAYMENT. An amount received by us for the Contract. This amount is determined after deducting any taxes withheld from the payment and after deducting any fee charged by the person remitting payment.

PURCHASE PAYMENT ACCOUNT. An account where a Purchase Payment is held until it is applied to a Crediting Strategy on a Strategy Application Date.

REQUEST IN GOOD ORDER. An election or a request that is:

•	complete and satisfactory to us;

•	sent to us on our form or in a manner satisfactory to us, which may, at our discretion, be by telephone or electronic means; and

•	received at our administrative office.

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An election or a request is complete and satisfactory when we have received: (1) all the information and legal documentation that we require to process the election or the request; and (2) instructions that are sufficiently clear that we do not need to exercise any discretion to process the election or the request. If you have any questions, you should contact us or your registered representative before submitting your election or your request.

STRATEGY APPLICATION DATE. The 6th and 20th days of each month.

SURRENDER. The termination of your Contract in exchange for its Surrender Value.

SURRENDER VALUE. For each day, the Surrender Value is the Account Value on that day plus or minus the Market Value Adjustment that would apply on a Surrender of the Contract. The Account Value will reflect the applicable Strategy values as calculated on that day, which will reflect the Daily Value Percentage whenever Surrender Value is measured before the end of a Term.

TAX-QUALIFIED CONTRACT. An annuity contract that is intended to qualify for special tax treatment for retirement savings. If your Contract is a Tax-Qualified Contract, the cover page of your Contract includes information about its tax qualification. If your Contract is not a Tax-Qualified Contract, the cover page of your Contract will identify it as a “Nonqualified Annuity.”

TERM. The period for which Contract values are allocated to a given Crediting Strategy, and over which interest or values are calculated. Terms are one year long. Each Term will start and end on a Strategy Application Date. A new Term will start on the date that the preceding Term ends.

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SPECIAL TERMS RELATED TO DAILY VALUE PERCENTAGE

AMORTIZED OPTION COST. The Amortized Option Cost is one part of the Daily Value Percentage used to determine the value of an Indexed Strategy each day before the final Market Day of a Term. The Amortized Cost for a day is calculated as of the last Market Close on or before that day. The Amortized Option Cost is a percentage equal to: (1) the initial Net Option Price for an Indexed Strategy for the Term; multiplied by (2) the number of days remaining until the final Market Close of that Term divided by 365 days if that Term is one year long. The initial Net Option Price is the Net Option Price calculated as of the last Market Close on or before the start of the Term.

NET OPTION PRICE. The Net Option Price is one part of the Daily Value Percentage used to determine the value of an Indexed Strategy before the final Market Day of a Term. The Net Option Price for a day is calculated as of the last Market Close on or before that day.

•

For strategies with a Floor and a Cap, the Net Option Price as of a Market Close is equal to: (1) the ATM Call Option Price calculated as of that Market Close; minus (2) the OTM Call Option Price calculated as of that Market Close; minus (3) the ATM Put Option Price calculated as of that Market Close; and plus (4) the OTM Put Option calculated as of the Market Close.

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For strategies with a Buffer and a Cap, the Net Option Price as of a Market Close is equal to: (1) the ATM Call Option Price calculated as of that Market Close; minus (2) the OTM Call Option Price calculated as of that Market Close; and minus (3) the OTM Put Option Price calculated as of that Market Close.

The option prices in these formulas reflect the possible future change in the Index over the remainder of the Term. The formulas take into account the Cap for the Term and the Buffer or the Floor.

Each option price is stated as a percentage of the Index calculated as of the last Market Close on or before the first day of the Term. The option price is an average of the bid-ask prices calculated as of the hypothetical option.

ATM CALL OPTION PRICE. The calculated price of a hypothetical at-the-money call option. The hypothetical at-the-money call option is one that will pay the holder an amount equal to the percentage rise, if any, in the Index from the last Market Close on or before the start of a Term to the final Market Close of that Term.

ATM PUT OPTION PRICE. The calculated price of a hypothetical at-the-money put option. The hypothetical at-the-money put option is one that will pay the holder an amount equal to the percentage fall, if any, in the Index from the last Market Close on or before the start of a Term to the final Market Close of that Term.

OTM CALL OPTION PRICE. The calculated price of a hypothetical out-of-the-money call option. The hypothetical out-of-the-money call option is one that will pay the holder an amount equal to the percentage rise, if any, in the Index from the last Market Close on or before the start of a Term to the final Market Close of that Term, but only if and to the extent that rise exceeds the Cap for that Term.

OTM PUT OPTION PRICE. The calculated price of a hypothetical out-of-the-money put option. The hypothetical out-of-the-money put option is one that will pay the holder an amount equal to the percentage decrease, if any, in the Index from the last Market Close on or before the start of the Term to the final Market Close of the Term, but only to the extent the percentage decrease exceeds the Buffer or Floor for the Term.

TRADING COST. The Trading Cost is one part of the Daily Value Percentage used to determine the value of an Indexed Strategy each day before the final Market Day of a Term. The Trading Cost is the estimated cost of selling the hypothetical options before the end of a Term. The Trading Cost for a day is a percentage set by us at the last Market Close on or before that day. The Trading Cost reflects the average market difference between option bid-ask average prices and option bid prices.

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SUMMARY

The MassMutual Ascend Life Index Achiever annuity is an individual modified single premium deferred indexed annuity contract that may help you accumulate retirement savings. The Contract is intended for long-term investment purposes. The Contract is a legal agreement between you as the Owner and MassMutual Ascend Life as the issuing insurance company. In the Contract, we agree to pay the Annuity Payout Benefit to you in exchange for one or more Purchase Payments. If you die before the Annuity Payout Initiation Date, we also agree to provide a Death Benefit that will never be less than the return of premium guarantee.

Like all deferred annuities, the Contract has two periods. During the period prior to the Annuity Payout Initiation Date, your Contract may accumulate earnings on a tax-deferred basis. During the period that begins on the Annuity Payout Initiation Date, we will make payments under the selected Payout Option.

The key features of the Contract are described in this Summary. Read this entire prospectus for more detailed information about the Contract.

Benefits (See “Cash Benefit”, “Annuity Payout Benefit”, and “Death Benefit” sections on page [ ] and [ ] for more details)

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The Annuity Payout Benefit is a series of periodic payments made under a Payout Option. This benefit can provide you with income for a fixed period of time or for life. It is based on the Account Value on the Annuity Payout Initiation Date. The earliest Annuity Payout Initiation Date you may select is the first Contract Anniversary. Unless we agree to a later date, the latest Annuity Payout Initiation Date you may select is the Contract Anniversary following your 95th birthday or the 95th birthday of a joint owner, if earlier. If the Owner is not a human being, such as a trust or a corporation, then the Annuity Payout Initiation Date may not be later than the Contract Anniversary following the 95th birthday of the eldest Annuitant, unless we agree to a later date. The latest permitted date may change if an Owner changes.

•

The Cash Benefit lets you take out all of your Account Value (Surrender) or take out part of it (withdrawal). A Market Value Adjustment generally applies if you take out money during the first six Contract Years. You can Surrender your Contract or take a withdrawal before the Annuity Payout Initiation Date.

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The Death Benefit is payable if you die before the Annuity Payout Initiation Date. This benefit is paid to your beneficiaries. It is based on the Death Benefit value. It will never be less than the Return of Premium Guarantee, which will be equal to your Purchase Payments, reduced proportionally for withdrawals (not including amounts applied to pay for negative Market Value Adjustments).

Purchase Payments and Issue Age (See “Purchase” section on page [ ] for more details)

The Contract is a modified single premium annuity. This means we will accept Purchase Payments only during the purchase payment period, which ends two months after the Contract Effective Date.

The initial Purchase Payment must be at least $25,000. Each additional Purchase Payment must be at least $10,000. You will need our prior approval if you want to make a Purchase Payment(s) of more than $1,000,000.

Each Owner must be age 80 or younger on the Contract Effective Date.

Indexed Strategies (See “Indexed Strategies” section on page [ ] for more details)

For this Contract, we currently offer five Indexed Strategies. Each of these Indexed Strategies uses one of four Indexes: S&P 500® Index, iShares® MSCI EAFE ETF, SPDR Gold Shares ETF, and iShares® U.S. Real Estate ETF. Each of these Indexed Strategies has one-year Terms.

Strategy	Index	Term	Positive Return Factor	Negative Return Factor

S&P 500 1-Year -10% Floor with Cap	S&P 500®	1-year	Cap	-10% Floor

S&P 500 1-Year 10% Buffer with Cap	S&P 500®	1-year	Cap	10% Buffer

iShares MSCI EAFE ETF 1-Year 10% Buffer with Cap	MSCI EAFE ETF	1-year	Cap	10% Buffer

SPDR Gold Shares ETF 1-Year 10% Buffer with Cap	SPDR Gold Shares ETF	1-year	Cap	10% Buffer

iShares US Real Estate ETF 1-Year 10% Buffer with Cap	iShares U.S. Real Estate ETF	1-year	Cap	10% Buffer

A Performance Lock election may be made for any Term or Terms of the applicable S&P 500 Indexed Strategies on or after the later of May 7, 2023, or the date that state approval is received. If you make a Performance Lock election for a given Term of an eligible Strategy, you may not change or revoke that election or make a second election for that same Term of that same Strategy.

*The	S&P 500 1-Year 0% Floor with Cap Strategy are not available for Contracts issued in Missouri or Nebraska until such time as state approval is received.

For any Indexed Strategy, the Cap will never be lower than 1%.

For each Term of a Buffer Strategy that we currently offer with this Contract, the Buffer is 10%. In the future, we will not offer a new Buffer Strategy that offers less protection against loss than a 10% Buffer.

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For each Term of a Floor Strategy that we currently offer with this Contract, the Floor is -10%. In the future, we will not offer a new Floor Strategy that offers less protection against loss than a -10% Floor.

The Contract doesn’t invest in any equity, debt, or other investments. If you buy this Contract, you aren’t investing directly in an Index, in the stocks included in S&P 500 Index, in the securities or other assets held by an iShares ETF or SPDR ETF, in any underlying index tracked by an iShares ETF or SPDR ETF, or in the securities or other assets held by such underlying index. All benefits and guarantees under the Contract are the obligations of MassMutual Ascend Life and are subject to the credit worthiness and claims-paying ability of MassMutual Ascend Life.

Indexed Strategy Value (See “Indexed Strategy Value at End of Term” and “Indexed Strategy Value Before End of Term” sections below for more details)

The value of an Indexed Strategy is determined each day throughout a Term. The method used to calculate the Strategy value depends on whether the value is being calculated at the end of a Term or during a Term, and whether a Performance Lock election has been made.

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Once the last Market Day of the Term has been reached, unless a Performance Lock election has been made, the value of an Indexed Strategy is equal to the remaining Investment Base increased for any rise in the applicable Index over that Term or decreased for any fall in the applicable Index over that Term. Any increase for the Term is limited by the Cap for the Term. Any decrease for the Term is limited by the Floor or Buffer.

•

On each day before the last Market Day of the Term, unless a Performance Lock election has been made, the value of an Indexed Strategy is equal to the remaining Investment Base increased or decreased by the Daily Value Percentage as of the most recent Market Close.

•

If a Performance Lock election has been made, then starting with the second Market Close following receipt of the election and continuing through the end of the Term, the value of the Indexed Strategy is equal to the remaining Investment Base increased or decreased by the Daily Value Percentage locked as of that second Market Close. Note: A Performance Lock election is not available for Contracts issued in Missouri or Nebraska.

A withdrawal, including any withdrawal to pay advisory fees, reduces the Strategy value by the amount of the withdrawal plus or minus any related Market Value Adjustment.

Investment Base (See “Indexed Strategies” section on page [ ] for more details)

The value of an Indexed Strategy is calculated using the Investment Base. The Investment Base is not your Strategy value, Account Value, Surrender Value, Annuity Payout value, or Death Benefit value, but it is used to calculate those values.

At the start of a Term, the Investment Base of an Indexed Strategy is equal to the amount applied to that Strategy for that Term. The Investment Base will not change during a Term unless there is a withdrawal. For example, if $60,000 is applied to a given Indexed Strategy at the beginning of a Term, and there are no withdrawals, then the Investment Base throughout that Term will be $60,000.

In addition, a withdrawal reduces the Investment Base by the amount that is proportional to the reduction in the Strategy value on account of the withdrawal and any related Market Value Adjustment. For example, if a withdrawal and the related Market Value Adjustment are equal to 35% of the Strategy value, then the Investment Base for that Strategy will be reduced by 35%.

This means the dollar amount of the proportional reduction in the Investment Base will not be the same as the dollar amount of the withdrawal and the Market Value Adjustment.

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If the Strategy value immediately before the withdrawal is greater than the Investment Base, then the proportional reduction in the Investment Base will be less than the withdrawal and the related Market Value Adjustment.

•

If the Strategy value immediately before the withdrawal is less than the Investment Base, then the proportional reduction in the Investment Base will be greater than the withdrawal and the related Market Value Adjustment.

Indexed Strategy Value at End of Term (See “Indexed Strategy Value at End of Term” section on page [ ] for more details)

At the end of a Term, unless a Performance Lock election has been made, the value of an Indexed Strategy is equal to the remaining Investment Base increased for any rise in the Index or decreased for any fall in the Index for the Term. If you have made a Performance Lock election, then the normal rules set out here do not apply, and the value at the end of a Term is determined as described under Performance Lock below.

Any increase in the value of an Indexed Strategy at the end of a Term is based on the value of the underlying Index on the final Market Day of the Term. This means that you may experience negative or flat performance for the Term even though the underlying Index rose throughout some or most of the Term.

Any increase for the Term is potentially limited by a Cap. The Cap for a Term is the largest rise in the Index for the Term taken into account to determine the Strategy value at the end of the Term. For example, if the Cap is 10% and the Index increases for the Term by 16%, the Cap limits the increase in Strategy value for the Term to 10%.

Any decrease for a Term is limited by a Floor or a Buffer.

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For a Floor Strategy, the Floor is the portion of any fall in the Index for the Term that is taken into account to determine the Strategy value for a Strategy at the end of the Term. For example, if the Floor is -10% and the Index decreases for the Term by 15%, the Floor limits the change in Strategy value for the Term to -10%.

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For a Buffer Strategy, the Buffer provides a buffer against the first 10% of any fall in the Index for the Term to determine the Strategy value for a Strategy at the end of the Term. For example, if the Buffer is 10% and the Index decreases for the Term by 15%, the Buffer limits the change in Strategy value for the Term to -5%.

We set the Caps for each Indexed Strategy prior to the start of each Term. This means Caps may change for each Term. A Cap will never be lower than 1%. At least 10 days before the next Term starts, we will post the Caps that will apply to the Indexed Strategies for that next Term on our website (www.massmutualascend.com/RILArates).

For each Term of the Floor Strategy that we currently offer with this Contract, the Floor is -10%. The Floor for a Floor Strategy will not change. In a hypothetical worst case scenario where the Index falls by 100% for the Term and the Floor is -10%, then the Strategy value at the end of the Term will be equal to the Investment Base decreased by 10%. In the future, we will not offer a new Floor Strategy that offers less protection against loss than a -10% Floor.

For each Term of each Buffer Strategy that we currently offer with this Contract, the Buffer is 10%. The Buffer for these Indexed Strategies will not change. In a hypothetical worst case scenario where the Index falls by 100% for the Term and the Buffer is 10%, then the Strategy value at the end of the Term will be equal to the Investment Base decreased by 90%. In the future, we will not offer a new Buffer Strategy that offers less protection against loss than a 10% Buffer.

Indexed Strategy Value Before End of Term (See “Indexed Strategy Value Before End of Term” section on page [ ] for more details)

Before the end of a Term, unless you have made a Performance Lock election, the value of an Indexed Strategy is equal to the Investment Base increased or decreased by the Daily Value Percentage. If you have made a Performance Lock election, then the normal rules set out here do not apply, and the value before the end of a Term is determined as described under Performance Lock below.

If you take a withdrawal or Surrender the Contract before the end of a Term, your losses may exceed the -10% Floor and you may not receive the benefit of the 10% Buffer. In extreme circumstances, the total loss for an Indexed Strategy before the end of a Term could be 100%, meaning that you would suffer a complete loss of your principal and any prior earnings.

The Daily Value Percentage is intended to determine the value of an Indexed Strategy prior to the end of a Term using option values related to the positive and negative return factors of the Indexed Strategy. The Daily Value Percentage is equal to the Net Option Price, reduced by the Amortized Option Cost and the Trading Cost.

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The Net Option Price is the calculated price of hypothetical options that represent the projected change in the applicable Index over the full Term. The calculated price takes into account the applicable Cap and the Buffer or Floor.

•	The Amortized Option Cost is the calculated price of those options at the start of the Term amortized over the Term.

•	The Trading Cost is the estimated cost of selling those options. It is a percentage set by us at the last Market Close on or before that day.

For example, if the Investment Base for a Strategy is $100,000 and the Daily Value Percentage is 8%, then the value of your Strategy on that day is equal to $108,000 ($100,000 Investment Base, increased by $100,000 x 8%). If the Investment Base for a Strategy is $100,000 and the Daily Value Percentage is -4%, then the value of your Strategy on that day is equal to $96,000 ($100,000 Investment Base, decreased by $100,000 x -4%).

Each part of the Daily Value Percentage is described in greater detail on pages [29] to [33].

Performance Lock (See “Indexed Strategy Value After Performance Lock” section on page [ ] for more details)

A Performance Lock is an election to lock in the Daily Value Percentage for the remainder of a Term. A Performance Lock election may be made for any Term or Terms of the S&P 500 Indexed Strategies on or after the later of May 7, 2023, or the date that state approval is received.

You may make a Performance Lock election for a Term of an eligible Strategy by a Request in Good Order. Once we receive your Request in Good Order, you may not change or revoke your Performance Lock election for the given Term of the eligible Strategy or make a second election for that same Term of that same Strategy. Note: A Performance Lock election is not available for Contracts issued in Missouri or Nebraska.

A Performance Lock election for a Term is effective on the second Market Close following our receipt of your Request in Good Order. After the second Market Close, the Indexed Strategy value before the end of the Term and the Indexed Strategy value at the end of the Term is equal to the remaining Investment Base increased or decreased by the locked Daily Value Percentage. The locked Daily Value Percentage is the Daily Value Percentage as determined for that second Market Close. The Indexed Strategy Value will change if there is a change in the Investment Base.

Because a Performance Lock election is effective on the second Market Close after receipt of your Request in Good Order, you will not be able to determine in advance the locked Daily Value Percentage that will be applicable to the Indexed Strategy at the time you make a Performance Lock election. The Daily Value Percentage may be higher or lower at the time the Performance Lock election goes effective than it was when you submitted the request.

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Your Request in Good Order for a Performance Lock election must be received by the third-to-last Market Close of the Term. You can make a Performance Lock election for an eligible Indexed Strategy once per Term.

A Performance Lock does not lock the Market Value Adjustment. After a Performance Lock election, the Strategy value continues to be subject to the Market Value Adjustment that may apply on a withdrawal or Surrender, and the Market Value Adjustment that may apply on any given day will continue to vary.

You are responsible for deciding whether to elect a Performance Lock and we are not responsible for any losses incurred as a result of your decision whether or not to elect a Performance Lock.

Declared Rate Strategy (See “Declared Rate Strategy” section on page [ ] for more details)

Amounts held under the Declared Rate Strategy are credited with interest daily throughout a Term at a rate we set before that Term begins. This means the interest rate for the Declared Rate Strategy may change for each Term. Each Term of the Declared Rate Strategy is one year long. A Declared Rate will never be less than the guaranteed minimum interest rate set out in the Declared Rate Strategy endorsement included in your Contract. The guaranteed minimum interest rate will be at least equal to the minimum interest rate required for fixed annuity contracts by state Standard Nonforfeiture Law that is in effect on the date that the Contract is issued. At least 10 days before the next Term starts, we will post the Declared Rate that will apply to the Declared Rate Strategy for that next Term on our website. A Declared Rate Strategy will always be available. Note: The Declared Rate Strategy is not available for Contracts issued in Missouri. For Contracts issued in Missouri, see the State Variations section below for more information about the Temporary Holding Account, which has many of the same features as the Declared Rate Strategy.

Allocation Limit (See “Declared Rate Strategy – Allocation Limit” section on page [ ] for more details)

When a Purchase Payment is applied to Crediting Strategies, the percentage of the Purchase Payment Account applied to the Declared Rate Strategy cannot exceed the Allocation Limit of 12%. When ending values are reallocated to Crediting Strategies at the end of a Term, the percentage of the Account Value to be applied to the Declared Rate Strategy cannot exceed the Allocation Limit. If you do not make a request to reallocate the ending values of your Crediting Strategies for a given Term, the ending value of the Declared Rate Strategy may be applied to a new Term of that same Strategy even if it exceeds the Allocation Limit for the Declared Rate Strategy. This limit also applies to the Temporary Holding Account for Contracts issued in Missouri.

Strategy Renewals and Reallocations (See “Strategy Selections at Term End” section on page [ ] for more details)

At the end of each Term, you may reallocate the ending values of the Crediting Strategies for that Term among the Strategies.

•	If you reallocate, then we will apply the ending values of the Crediting Strategies to a new Term of the Crediting Strategies that you select.

•	If you do not reallocate, then we will apply the ending value of each Crediting Strategy to a new Term of that same Strategy, as long as the same Strategy is available for a new Term.

If funds are allocated to any Indexed Strategy that will not be available for the next Term and you do not request a reallocation of those funds, we will apply the ending value of that Indexed Strategy as follows:

1)

to another Indexed Strategy that uses the same index as the prior Indexed Strategy, has a Term that is no longer than the prior Indexed Strategy, and that has the same or most comparable positive return factors and negative return factors; or

2)	to another Indexed Strategy that uses the same index as the prior Indexed Strategy, has a Term that is no longer than the prior Indexed Strategy, and has the largest Buffer; or

3)	to another Indexed Strategy that uses the same index as the prior Indexed Strategy, has a Term that is no longer than the prior Indexed Strategy, and has the least negative Floor; or

4)	to the Declared Rate Strategy to the extent it does not cause the allocation to exceed the Allocation Limit; or

5)	to the extent that it cannot be allocated to the Declared Rate Strategy, then to the S&P 500 1-Year –10% Floor with Cap Indexed Strategy.

You cannot reallocate your value among Crediting Strategies during a Term. If you elect a Performance Lock, you will not be able to reallocate the locked value until the end of a Term. We will send you written notice at least 30 days before the end of a Term to provide you with the opportunity to make a reallocation. However, you will not know the Caps applicable to a new Term until 10 days before the end of the current Term. You should consider this information before finalizing your renewal or reallocation decision. Your reallocation election must be received by the last Market Close of a Term.

Access to Your Money through Withdrawals (See “Cash Benefit” section on page [ ] for more details)

You may take a withdrawal from your Contract at any time prior to the Annuity Payout Initiation Date. During the first six Contract Years, a Market Value Adjustment will apply unless your withdrawal comes from the Declared Rate Strategy. A withdrawal from an Indexed Strategy will reduce the Account Value by the amount of the withdrawal, including any taxes and any applicable Market Value Adjustment. A withdrawal during a Term will reduce the Investment Base, which is used to calculate subsequent Strategy values for that Term, by an amount that is proportional to the reduction in the Indexed Strategy value due to the withdrawal.

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You may designate the Crediting Strategy or Strategies from which a withdrawal will be taken by a Request in Good Order prior to the date of the withdrawal. If you do not make a designation, we will take the withdrawal in the following order:

•	first from the Purchase Payment Account;

•	and then proportionally from Indexed Strategies having the shortest Terms.

A withdrawal will reduce the amount payable upon Surrender, applied to the Annuity Payout Benefit, or payable as the Death Benefit. In addition, a withdrawal will proportionally reduce the Return of Premium Guarantee for the Death Benefit.

Withdrawals to Pay Advisory Fees (See “Cash Benefit – Withdrawals to Pay Advisory Fees” section on page [ ] for more details)

You may authorize withdrawals from your Contract to pay advisory fees to a registered investment advisor with respect to the management of your Contract. Withdrawals to pay advisory fees are treated like other withdrawals from the Contract, except that a Market Value Adjustment will not apply. Withdrawals to pay advisory fees will reduce the amount payable upon Surrender, applied to the Annuity Payout Benefit, or payable as the Death Benefit. Like other withdrawals, they may reduce the Death Benefit by more than the amount withdrawn. Such withdrawals may also limit any growth in Contract values. Please refer to additional information on page 38.

Market Value Adjustment (See “Market Value Adjustment” section on page [ ] for more details)

A Market Value Adjustment applies during the first six Contract Years if you Surrender your Contract or withdraw from an Indexed Strategy (other than to pay advisory fees). The Market Value Adjustment equals the MVA factor multiplied by the amount subject to the adjustment.

The MVA factor is equal to:

(A – (B + K)) x N

Where:

A =	the MVA Index Interest Rate on the Contract Effective Date;

B =	the MVA Index Interest Rate for the date of the withdrawal or surrender;

K =	the spread factor of 0.25% (see State Variations section below for exceptions); and

N =	the number of whole and partial years remaining to the sixth Contract Anniversary.

For Contracts issued in certain states, the spread factor does not apply. See the State Variations section below for any special rule relating to the spread factor in your state.

For example, if a withdrawal was made on the second Contract Anniversary, the MVA Index Interest Rate on the Contract Effective Date was 3%, and the MVA Index Interest Rate for the date of the withdrawal or surrender was 4%, the MVA factor would be equal to -5% (3%—(4% + 0.25%)) X 4 = -5%).

If you take a withdrawal from your Contract, the amount subject to the charge is the amount taken from Indexed Strategies plus any amount needed to pay a negative Market Value Adjustment. If you Surrender your Contract, the amount subject to the charge is your Account Value minus the value of the Declared Rate Strategy.

When you request a withdrawal, you can instruct us to reduce the amount we pay you by the amount of a negative Market Value Adjustment, or we will increase the amount we pay you by the amount of a positive Market Value Adjustment. If you instead instruct us to pay you the specific withdrawal amount, we will reduce your Account Value by both the requested specific withdrawal amount plus the amount of needed to pay a negative Market Value Adjustment or minus the amount provided by a positive Market Value Adjustment. In this case, since you opted not to pay the Market Value Adjustment out of your withdrawal proceeds, we treat a negative Market Value Adjustment as an additional requested withdrawal or a positive Market Value Adjustment as a credit that need not be withdrawn from the Indexed Strategy values. We will apply the Market Value Adjustment to both the specified withdrawal amount, as well as any amounts we withdraw to cover a negative Market Value Adjustment.

For example, if you request that $10,000 be withdrawn when you have no funds in the Declared Rate Strategy and a -5% MVA factor was in effect, a $500 Market Value Adjustment would apply (5% of $10,000 withdrawn). You would receive $9,500 ($10,000—$500), minus any income tax withholding.

Similarly, if you instead requested you receive a net amount of $10,000 from your account in the same circumstances, we would treat the Market Value Adjustment amount as an additional requested withdrawal subject to a negative Market Value Adjustment. This means that we will “gross up” your requested withdrawal to cover applicable Market Value Adjustments (and any income tax withholding). If we assume that no income tax withholding applies, the withdrawal would be grossed up to $10,526, calculated by dividing the net amount requested by 1 minus the MVA factor ($10,000 / (1 – 0.05)). The Market Value Adjustment would be $526 (5% of the $10,526 withdrawal), and you would receive $10,000 ($10,526—$526).

Market Value Adjustments may reduce Indexed Strategy values and may result in losses that exceed the Floor or reduce the Buffer.

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MVA Index (See “MVA Index” section on page [ ] for more details)

The Market Value Adjustment depends on changes in the MVA Index Interest Rate since the Contract Effective Date and the amount of time remaining until the sixth Contract Anniversary. The MVA Index is the BofA Merrill Lynch 5-10 Year US Corporate Bond Index. We may replace the MVA Index if it is discontinued or we are no longer able to use it or its calculation changes substantially. We may do so at the end of a Term or during a Term. We will notify you in writing at least 30 days before we replace an Index.

Payout Options (See “Payout Options” section on page for more details)

Like all annuity contracts, the Contract offers a range of Payout Options, which provide payments for your lifetime or for a fixed period. After payments begin, you cannot change the Payout Option or any fixed period you selected. The standard Payout Options are listed below.

•	Fixed Period Payout

•	Life Payout

•	Life Payout with Payments for at Least a Fixed Period

•	Joint and One-Half Survivor Payout

Death Benefit (See “Death Benefit” section on page [] for more details)

A Death Benefit is payable under the Contract if you die before the Annuity Payout Initiation Date. If the Owner is a non-natural person, such as a trust or a corporation, then a Death Benefit is payable under the Contract if an Annuitant dies before the Annuity Payout Initiation Date.

The Death Benefit value is the greater of: (1) the Account Value as of the applicable date; or (2) the Return of Premium Guarantee, which will be equal to your Purchase Payment(s) reduced proportionally for all withdrawals (including withdrawals to pay advisory fees), but not including amounts applied to pay negative Market Value Adjustments.

Tax Deferral (See “Federal Tax Considerations” section on page [ ] for more details)

The Contract is generally tax deferred, which means that you are not taxed on the earnings in your Contract until the money is paid to you. If a non-tax-qualified Contract is owned by a non-natural owner, such as a partnership, limited liability company, or corporation, it is subject to special rules and generally will not qualify for tax deferral. These special rules may also apply to a non-tax-qualified Contract owned by certain irrevocable trusts that have charitable or other non-natural beneficiaries.

A tax-qualified retirement plan such as an IRA also provides tax deferral. Buying the Contract within a tax-qualified retirement plan does not give you any extra tax benefits. There should be reasons other than tax deferral for buying the Contract within a tax-qualified retirement plan.

Right to Cancel (See “Right to Cancel (Free Look)” section on page [ ] for more details)

If you purchase a Contract, you may cancel it within 20 days after you receive it. If you purchase a Contract to replace an existing annuity contract or insurance policy, you have 30 days to cancel the Contract. The right to cancel period may be longer in some states. If you cancel your Contract, you will receive a refund. The amount of the refund will depend on where you live. In some states, the refund amount is equal to the Purchase Payments. In that case, no adjustment will be made for the Daily Value Percentage and no Market Value Adjustment will apply to the amount refunded. In other states, the refund amount is equal to the Account Value on the day that we receive a cancellation request. In this case, an owner bears the risk of changes in Indexed Strategy values (calculated using the Daily Value Percentage) before cancellation, but no Market Value Adjustments will apply to the amount refunded. Unless required by state law, we do not refund any negative Market Value Adjustments assessed during the free look period that relate to a withdrawal taken before you cancel the Contract. See the Right to Cancel (Free Look) section for more information about your cancellation rights and the State Variations section of this prospectus for more information about state variations that apply to cancellation rights.

There may be tax consequences if you cancel the Contract. You should seek advice on tax questions based on your particular circumstances from a tax advisor.

RISK FACTORS

The Contract involves certain risks that you should understand before purchasing it. You should carefully consider your income needs and risk tolerance to determine whether the Contract or a particular Indexed Strategy is appropriate for you. The level of risk you bear and your potential investment performance will differ depending on the Crediting Strategies you choose.

Loss of Principal Related to Indexed Strategies

There is a significant risk of loss of principal and prior earnings due to the fall of an Index if you allocate your Purchase Payment(s) to an Indexed Strategy. Such a loss may be substantial. This risk exists because, at the end of that Term, you can lose up to 90% of the money allocated to a Buffer Strategy or 10% of the money allocated to a Floor Strategy. In addition, before the end of a Term, the value of a Strategy may be even less than 10% for money allocated to a Buffer Strategy, or even less than 90% for money allocated to the Floor Strategy, because of the adjustment for the Daily Value Percentage. If you allocate money to one or more Strategies over multiple Terms, you may lose money each Term, which may result in a cumulative loss of your Purchase Payment(s) that is greater than 90% for a Buffer Strategy, or greater than 10% for the Floor Strategy. In extreme circumstances, the total loss for an Indexed Strategy before the end of a Term could be 100%, meaning that you would suffer a complete loss of your principal and any prior earnings.

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The S&P 500 1-Year -10% Floor with Cap Indexed Strategy will always be available. At the end of a Term, we may stop offering any other Indexed Strategy. Consequently, any other Indexed Strategy listed in this prospectus may not be available after the end of the initial Term. We have the right to replace the Index associated with an Indexed Strategy under certain circumstances.

In the future, we may offer new Indexed Strategies. Indexed Strategies that may be available in the future may earn a return that is lower than the return your investments would have earned if they had been invested in the other Indexed Strategies that are currently available. In addition, any reduction in the available number of Indexed Strategies may reduce your opportunity to increase your Account Value. In the future, we will not offer a new Buffer Strategy that offers less protection against loss than a 10% Buffer, or a new Floor Strategy that offers less protection against loss than a -10% Floor.

Loss of Principal Related to Market Value Adjustment

There is also a risk of loss of principal and prior earnings if you take a withdrawal from your Contract or Surrender it during the first six Contract Years and a Market Value Adjustment applies. This risk exists for each Indexed Strategy, but not the Declared Rate Strategy. A Market Value Adjustment may reduce the value of the Indexed Strategy even when the Index has risen. This reduction may exceed any prior earnings.

Long-Term Nature of Contract

The Contract is a deferred annuity, which means the Annuity Payout Benefit will begin on a future date. We designed the Contract to be a long-term investment that you can use to help build a retirement nest egg and provide income for retirement. The limitations, adjustments and charges included in the Contract reflect its long-term nature.

Limits on Strategy Value at End of Term

Any increase in the value of an Indexed Strategy at the end of a Term is based on the value of the underlying Index at the final Market Close of the Term. If the Index rises for the Term and a Cap applies, then the Strategy value at the end of the Term can never be more than the Investment Base increased by the Cap for that Term even if the Index has risen by more than the Cap. Due to these limitations, in many cases the return on money allocated to an Indexed Strategy will not fully reflect the corresponding rise in the Index for the Term.

Index Changes Over the Course of Term

At the end of a Term, unless you have made a Performance Lock election, we measure the Index change by comparing the Index value on the first day of the Term to the Index value on the last day of the Term. This means that if the Index value is lower on the last day of the Term, you may experience negative or flat performance even if the Index rose through some, or most, of the Term.

The Contract offers you the opportunity to allocate funds to Indexed Strategies for one-year.

Limits on Strategy Value before End of Term

Before the end of a Term, we calculate the value of an Indexed Strategy using a Daily Value Percentage that is not tied directly to the underlying Index. The Daily Value Percentage includes the prices of hypothetical options. Such option prices will vary from day to day. You will bear the risk that the Daily Value Percentage may decrease the Strategy value before the end of a Term. In extreme circumstances, the total loss for an Indexed Strategy before the end of a Term could be 100%, meaning that you would suffer a complete loss of your principal and any prior earnings.

The Daily Value Percentage includes deductions for the Amortized Option Cost and the Trading Cost, which means that any Strategy value before the end of a Term will almost always be less than the value suggested by the rise or fall of the Index. Because the Amortized Option Cost is a decreasing value, its negative impact on Strategy values will be more pronounced at the start of a Term than at the end of that Term. In addition, even if the Index rises, the Strategy value may be less than the Investment Base due to these deductions.

Strategy values are used to calculate the amount payable upon Surrender, applied to the Annuity Payout Benefit, or payable as the Death Benefit. Accordingly, the Amortized Option Cost and Trading Cost will have a negative effect on such benefits taken before the end of a Term.

For more information on how we determine the prices of hypothetical options, see the Option Prices section of this Prospectus.

Limits on Reallocations

You cannot reallocate money among the Crediting Strategies prior to the end of a Term. If you want to take money out of a Crediting Strategy during a Term, you must take a withdrawal or Surrender your Contract.

Effect of Surrenders

If you Surrender your Contract at any time during the first six Contract Years and a Market Value Adjustment applies, the amount payable may reflect a deduction for the Market Value Adjustment. If you Surrender your Contract at the end of a Term, the amount payable will reflect any rise or fall of the applicable Indexes for the Term, applicable Caps, Floors, and Buffers and any Market Value Adjustment. If you Surrender your Contract before the end of a Term, the amount payable will reflect the applicable Daily Value Percentage and any Market Value Adjustment.

Effect of All Withdrawals

If you take a withdrawal at any time, including any withdrawals to pay advisory fees, we will reduce your Account Value by an amount equal to your withdrawal. A reduction in the Account Value will reduce the amount payable upon Surrender, applied to the Annuity Payout Benefit, or payable as the Death Benefit. In addition, a withdrawal will proportionally reduce the Return of Premium Guarantee for the Death Benefit and this proportional reduction could be larger than the dollar amount of the withdrawal.

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If you take a withdrawal from an Indexed Strategy during the first six Contract Years and a Market Value Adjustment applies, we will also adjust the amount of your withdrawal by the amount of the Market Value Adjustment.

Each withdrawal from an Indexed Strategy, including any negative Market Value Adjustment, withdrawals under an automated withdrawal program, withdrawals to satisfy a required distribution, or withdrawals to pay advisory fees, will reduce the Strategy value. If taken from an Indexed Strategy before the end of a Term, the reduction in Strategy value is determined by the Daily Value Percentage on the date of the withdrawal, or on the locked Daily Value Percentage if you have made a Performance Lock election. The reduction in Strategy value may be higher or lower than the reduction in the Investment Base. Unless you have made a Performance Lock election, the reduction in Strategy value at the time of the withdrawal may be higher or lower than the resulting reduction in the end-of-Term value. The Investment Base used to calculate the Strategy value through the end of that Term will also be reduced. The reduction in the Investment Base for a withdrawal and any related Market Value Adjustment is proportional to the reduction in the Strategy value. A reduction in the Investment Base will limit the effect of any rise or fall in the Index for the remainder of the Term.

All or some portion of a withdrawal may be subject to federal and state income taxes and, if taken before age 59 1⁄2, may be subject to a 10% federal penalty tax. For a further discussion of the tax treatment of withdrawals and surrenders, please see page [51].

Market Value Adjustments may reduce Indexed Strategy values and may result in losses that exceed the Floor or reduce the Buffer.

Timing and Effect of Withdrawals Before End of Term

You should take into consideration the dates on which the Term(s) of your Indexed Strategies end relative to the timing of a withdrawal.

•	If you take a withdrawal from an Indexed Strategy before the end of a Term, we will immediately reduce the Investment Base for that Indexed Strategy.

•	The reduction will be proportional to the reduction in the Account Value, which means that the proportional reduction in the Investment Base could be larger than the dollar amount of the withdrawal.

•

Reductions to the Investment Base will have a negative effect on any increases in the Indexed Strategy value for the remainder of that Term, but will also reduce any decreases in the Indexed Strategy value for the remainder of that Term.

•	Once the Investment Base for an Indexed Strategy is reduced due to a withdrawal before the end of a Term, it will not increase at any time during the remainder of that Term.

Each withdrawal from an Indexed Strategy before the end of a Term, including withdrawals to pay advisory fees and negative Market Value Adjustments, withdrawals under an automated withdrawal program and withdrawals to satisfy a required distribution, will proportionally reduce the Investment Base.

No Ability to Determine Contract Values in Advance

We will process any withdrawal request at the first Market Close after receipt of your Request in Good Order. This means you will not be able to determine in advance the amount of the proportional reduction in the Investment Base due to the withdrawal.

A Performance Lock election is effective on the second Market Close after receipt of your Request in Good Order. This means you will not be able to determine in advance the locked Daily Value Percentage that will be applicable to the Indexed Strategy at the time you make a Performance Lock election. The Daily Value Percentage may be higher or lower at the time the Performance Lock election goes effective than it was when you submitted your Request in Good Order.

Likewise, you will not be able to determine in advance the amount payable upon Surrender, to be applied to the Annuity Payout Benefit or payable as the Death Benefit.

Changes in Caps and Trading Cost

We set a Cap for each new Term of an Indexed Strategy. The Cap for a new Term of an Indexed Strategy may be lower than its Cap for the current Term. A Cap may be as low as 1%. You risk the possibility that the Cap for a new Term may be lower than you would find acceptable.

We may change the Trading Cost at any time due to changes in option prices. You bear the risk of any negative effect on the Daily Value Percentage and Indexed Strategy values of an increase in the Trading Cost.

Changes in Declared Rates

We set a Declared Rate for each new one-year Term of the Declared Rate Strategy. The Declared Rate will never be less than the guaranteed minimum interest rate set out in the Declared Rate Strategy endorsement included in your Contract. The guaranteed minimum interest rate will be at least equal to the minimum interest rate required for fixed annuity contracts by state Standard Nonforfeiture Law that is in effect on the date that the Contract is issued. You risk the possibility that the Declared Rate for a new Term may be lower than you would find acceptable.

Unavailable Indexed Strategies

At the end of a Term, we may stop offering any Indexed Strategy other than the S&P 500 1-Year -10% Floor with Cap Indexed Strategy. Consequently, any other Indexed Strategy you selected may not be available after the end of a Term. In such an event, the Company will amend the prospectus. At least 30 days before the end of each Term, we will send you a written notice with information about the Indexed Strategies that will be available for the next Term.

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If funds are allocated to any Indexed Strategy that will not be available for the next Term and you do not request a reallocation of those funds, we will apply the ending value of that Indexed Strategy as follows:

1)

to another Indexed Strategy that uses the same index as the prior Indexed Strategy, has a Term that is no longer than the prior Indexed Strategy, and that has the same or most comparable positive return factors and negative return factors; or

2)	to another Indexed Strategy that uses the same index as the prior Indexed Strategy, has a Term that is no longer than the prior Indexed Strategy, and has the largest Buffer; or

3)	to another Indexed Strategy that uses the same index as the prior Indexed Strategy, has a Term that is no longer than the prior Indexed Strategy, and has the least negative Floor; or

4)	to the Declared Rate Strategy to the extent it does not cause the allocation to exceed the Allocation Limit; or

5)	to the extent that it cannot be allocated to the Declared Rate Strategy, then to the S&P 500 1-Year –10% Floor with Cap Indexed Strategy.

We may establish minimum and maximum amounts or percentages that may be applied to a given Indexed Strategy. This means that an Indexed Strategy you selected may not be available after the end of a Term because the amount to be applied to that Strategy is less than the minimum we set for the new Term. Likewise, the amount to be applied to an Indexed Strategy may be limited by the maximum we set for the new Term. At least 30 days before the end of each Term, we will send you a written notice with information about any maximum or minimum that will apply for the next Term. If funds cannot be applied to a Strategy due to the minimum or maximum we set for the next Term and you do not request a reallocation of those funds, we will apply the funds to the Declared Rate Strategy. To the extent those funds cannot be allocated to the Declared Rate Strategy, we will apply the funds to the S&P 500 1-Year –10% Floor with Cap Indexed Strategy.

In these cases, the funds that we allocate to the Temporary Holding Account and the Declared Rate Strategy may earn a return that is lower than the return those funds would have earned if they had been applied to the Indexed Strategy you selected.

If you choose to Surrender your Contract because a certain Indexed Strategy is no longer available, you may be subject to a Market Value Adjustment. There may be tax consequences if you Surrender your Contract. You should seek advice on tax questions based on your particular circumstances from a tax advisor.

Replacement of an Index

We have the right to replace an Index, including the MVA Index, if: it is discontinued, we are no longer able to use it, its calculation changes substantially, or we determine that hedging instruments are difficult to acquire or the cost of hedging becomes excessive. We may do so at the end of a Term or during a Term. If we replace an Index, notice will be provided to contract owners and the Company will amend the prospectus. If we replace an Index connected to an Indexed Strategy during a Term, we will calculate any rise or fall in the Index using the old Index up until the replacement date. After the replacement date, we will calculate any rise or fall in the Index using the new Index, but with a modified start of Term value for the new Index. The modified start of Term value for the new Index will reflect the rise or fall in the Index for the old Index from the start of the Term to the replacement date. The performance of the new Index may not be as good as the performance of the old Index. As a result, funds allocated to an Indexed Strategy may earn a return that is lower than the return they would have earned or experience losses greater than the losses they would have experienced if there had been no replacement.

Involuntary Termination of Contract

If your Account Value on any anniversary of the initial Strategy Application Date is below the minimum value of $5,000 for any reason, we may terminate your Contract on that anniversary. If your Contract has Terms that end on the same date because you made only one Purchase Payment, any involuntary termination will occur on that date. If your Contract has Terms that end on different dates because you made more than one Purchase Payment, any involuntary termination will occur on one of those dates, which will be the end of one Term but not the end of the other Terms. In this case, the Surrender Value payable upon termination of your Contract will reflect the Daily Value Percentages used to calculate the values of Indexed Strategies with Terms that are not ending on the termination date.

No Direct Investment in S&P 500 Index

When you allocate money to an Indexed Strategy that uses the S&P 500 Index, you will not be investing in that Index, or in any stock included in that Index. The S&P 500 Index is calculated without taking into account dividends paid on stocks that make up the S&P 500 Index. In addition, because the performance of an S&P 500 Indexed Strategy is linked to the performance of the S&P 500 Index and not the performance of the stocks included in the Index, your return may be less than that of a direct investment in such stocks. In addition, due to the same limitations, your return may be less than that of a direct investment in a fund that tracks the S&P 500 Index.

No Direct Investment in SPDR Gold Shares ETF

When you allocate money to an Indexed Strategy that uses the SPDR Gold Shares ETF, you will not be investing in that exchange-traded fund or the securities or other assets held by the fund. In addition, because the performance of SPDR Gold Shares ETF is linked to the performance of the share price of the ETF, which is determined by trading on the exchange, and not the performance of its investment portfolio, your return may be less than that of a direct investment in the securities or other assets held by the fund. In addition, due to the same limitations, your return may be less than that of a direct investment in the fund.

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No Direct Investment in an iShares ETF

When you allocate money to an Indexed Strategy that uses the iShares MSCI EAFE ETF or iShares U.S. Real Estate ETF, you will not be investing in that exchange-traded fund, the securities or other assets held by the fund, in any underlying index tracked by the fund, or in the securities or other assets held by such underlying index. In addition, because the performance of an iShares ETF is linked to the performance of the share price of the ETF, which is determined by trading on the exchange, and not the performance of its investment portfolio, its underlying index or the components of that index, your return may be less than that of a direct investment in the securities or other assets held by the fund or a direct investment in the components of the fund’s underlying index. In addition, due to the same limitations, your return may be less than that of a direct investment in the fund.

Divergence of Performance

The performance of an Indexed Strategy will diverge from the performance of the underlying Index because changes in the value of an Indexed Strategy at the end of a Term are subject to Caps and the Floor or Buffer, and because changes in the value of an Indexed Strategy before the end of a Term are based on the Daily Value Percentage.

Market Risk Related to Indexes

Money allocated to an Indexed Strategy that uses the S&P 500 Index is subject to the risk that the market value of the underlying securities that comprise the S&P 500 Index may decline (measured from the start of the Term to end of the Term). Likewise, money allocated to an Indexed Strategy that uses the SPDR Gold Shares ETF, iShares MSCI EAFE ETF, or the iShares U.S. Real Estate ETF is subject to the risk that the fund’s share price may decline (measured from the start of the Term to end of the Term). The level of the S&P 500 Index and the share prices of the SPDR Gold Shares ETF, iShares MSCI EAFE ETF, and the iShares U.S. Real Estate ETF may be volatile. Any such market loss in an amount limited by the Buffer or Floor will be reflected in the Indexed Strategy value. For an Indexed Strategy with a Buffer, the Indexed Strategy value will be reduced by any amount by which the fall in the Index at the end of the Term exceeds the 10% Buffer. For the Indexed Strategy with a Floor, the Indexed Strategy value will be reduced by the fall in the Index, not to exceed -10%. For each type of Indexed Strategy, this risk applies even if you do not take a withdrawal before the end of a Term.

[The outbreak of the novel coronavirus known as COVID-19 was declared a pandemic by the World Health Organization in March 2020. In February 2022, Russia invaded Ukraine and has been subjected to wide-ranging sanctions. As of the date of this prospectus, the COVID-19 pandemic and the Russia invasion of Ukraine have led to significant volatility in the financial markets. These market conditions have impacted the performance of the Indexes to which the Indexed Strategies are linked. If these market conditions continue, and depending on your individual circumstances (e.g., your selected Crediting Strategies and the timing of any Purchase Payments, transfers, or withdrawals), you may experience (perhaps significant) negative returns under the Contract. The duration of the COVID-19 pandemic, and the future impact that the pandemic and the invasion of Ukraine may have on the financial markets and global economy, cannot be foreseen, however. You should consult with a Financial Professional about how the COVID-19 pandemic, war in Ukraine, and the recent market conditions may impact your future investment decisions related to the Contract, such as purchasing the Contract or making Purchase Payments, transfers, or withdrawals, based on your individual circumstances. ]

The historical performance of an Index does not guarantee future results.

S&P 500 Index. The S&P 500® Index is designed to reflect the large-cap sector of the U.S. equity market and, due to its composition, it also represents the U.S. equity market in general. Any positive change in the S&P 500 Index (measured from the start of the Term to end of the Term) will be lower than the total return on an investment in the stocks that comprise the S&P 500 Index because such total return will reflect dividend payments on those stocks and the S&P 500 Index will not reflect those dividend payments. More information about the S&P 500 Index is set out in the Indexes section of this prospectus.

The S&P 500 Index is subject to multiple principal investment risks, such as those related to its investments in large-capitalization companies. The S&P 500 Index tracks a subset of the U.S. stock market, which could cause the S&P 500 Index to perform differently from the overall stock market. In general, large-capitalization companies may be unable to respond quickly to new competitive challenges and may not be able to attain the high growth rate of successful smaller companies. In addition, the S&P 500 Index may, at times, become focused in stocks of a particular market sector, which would subject the S&P 500 Index to proportionately higher exposure to the risks of that sector.

SPDR Gold Shares ETF. The SPDR Gold Shares represent units of beneficial interest in, and ownership of, the SPDR Gold Trust, an exchange traded fund that holds gold bullion. The investment objective of the trust is for the shares to reflect the performance of the price of gold bullion, less the trust’s expenses. The shares are designed to mirror as closely as possible the price of gold, and the value of the shares relates directly to the value of the gold held by the trust, less its liabilities. The price of gold has fluctuated widely over the past several years and the shares have experienced significant price fluctuations. The value of the gold held by the trust is determined using the London Bullion Market Association (LBMA) Gold Price PM. The Gold Shares trade on the NYSE Arca under the symbol GLD. For more information, visit www.spdrgoldshares.com.

The fund is subject to several principal investment risks related to the price of gold. The price of gold has fluctuated widely over the past several years and the shares have experienced significant price fluctuations. Several factors may affect the price of gold, including:

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•

Global gold supply and demand, which is influenced by such factors as gold’s uses in jewelry, technology and industrial applications, purchases made by investors in the form of bars, coins and other gold products, forward selling by gold producers, purchases made by gold producers to unwind gold hedge positions, central bank purchases and sales, and production and cost levels in major gold producing countries such as China, the United States and Australia;

•	Global or regional political, economic or financial events and situations, especially those unexpected in nature;

•	Investors’ expectations with respect to the rate of inflation;

•	Currency exchange rates;

•	Interest rates;

•	Investment and trading activities of hedge funds and commodity funds; and

•	Other economic variables such as income growth, economic output, and monetary policies.

The principal investment risks of the fund are described in the fund’s prospectus, including the following risks: price risk, passive investment risk, trading market risk, risk of loss, damage, theft, or restriction on access, and risks related to the fund’s ETF structure.

iShares MSCI EAFE ETF. The iShares MSCI EAFE ETF is an exchange traded fund that seeks to track the investment results of an index composed of large- and mid-capitalization developed market equities, excluding the U.S. and Canada (MSCI EAFE Index). This underlying index includes stocks from Europe, Australasia and the Far East. It may include large- or mid-capitalization companies. The share price of the iShares MSCI EAFE ETF is tied to the performance of large- and mid-capitalization developed market equites, excluding the U.S. and Canada. The share price may not replicate the performance of the fund, its underlying index, or the components of that index. More information about the iShares MSCI EAFE ETF is set out in the Indexes section of this prospectus. To learn more about the iShares MSCI EAFE ETF, visit iShares.com and search ticker symbol EFA.

The fund is subject to several principal investment risks, such as those related to its investments in large-capitalization and mid-capitalization foreign companies. In general, large-capitalization companies may be unable to respond quickly to new competitive challenges, and may not be able to attain the high growth rate of successful smaller companies. Generally, the securities of mid-capitalization companies may be more volatile and may involve more risk than the securities of larger companies. Mid-capitalization companies are also more likely to fail than larger companies. Securities issued by non-U.S. companies are subject to the risks related to investments in foreign markets (e.g., increased price volatility; changing currency exchange rates; and greater political, regulatory and economic uncertainty). Because the fund is an ETF, it is also exposed to the risks associated with the operation of any ETF. The value of its shares, which are valued based on their trading prices in the secondary market, may change rapidly and unpredictably and may trade at premiums or discounts to the fund’s net asset value.

The principal investment risks of the fund are described in the fund’s prospectus, including the following risks: asset class risk, authorized participant concentration risk, concentration risk, currency risk, cyber security risk, equity securities risk, financials sector risk, geographic risk, index-related risk, issuer risk, large-capitalization companies risk, management risk, market risk, market trading risk, mid-capitalization companies risk, national closed market trading risk, non-U.S. securities risk, operational risk, passive investment risk, reliance on trading partners risk, risk of investing in developed countries, risk of investing in Japan, securities lending risk, structural risk, tracking error risk and valuation risk.

iShares U.S. Real Estate ETF. The iShares U.S. Real Estate ETF is an exchange traded fund that seeks to track the investment results of an index composed of U.S. equities in the real estate sector (Dow Jones U.S. Real Estate Index). This underlying index may include large-, mid- or small-capitalization companies. A significant portion of the underlying index is represented by real estate investment trusts (REITs), but the components are likely to change over time. The share price of the iShares U.S. Real Estate ETF is tied to the performance of the real estate sector. The share price may not replicate the performance of the fund, its underlying index, or the components of that index. More information about the iShares U.S. Real Estate ETF is set out in the Indexes section of this prospectus. To learn more about the iShares U.S. Real Estate ETF, visit iShares.com and search ticker symbol IYR.

The fund is subject to several principal investment risks, such as those related to its investments in large-, mid- and small-capitalization U.S. companies in the real estate sector. In general, large-capitalization companies may be unable to respond quickly to new competitive challenges, and may not be able to attain the high growth rate of successful smaller companies. Generally, the securities of smaller companies (including mid- and small-capitalization companies) may be more volatile and may involve more risk than the securities of larger companies. Smaller companies are also more likely to fail than larger companies. Companies that invest in real estate are highly sensitive to the risks of owning real estate, to general and local economic conditions and developments in the real estate market, and to changes in interest rates. Many companies that invest in real estate utilize leverage (and some may be highly leveraged), which increases investment risk, and could potentially magnify the fund’s losses. Because the fund is an ETF, it is also exposed to the risks associated with the operation of any ETF. The value of its shares, which are valued based on their trading prices in the secondary market, may change rapidly and unpredictably and may trade at premiums or discounts to the fund’s net asset value.

The principal investment risks of the fund are described in the fund’s prospectus, including the following risks: asset class risk, authorized participant concentration risk, concentration risk, cyber security risk, dividend risk, equity securities risk, index-related risk, issuer risk, large-capitalization companies risk, management risk, market risk, market trading risk, mid-capitalization companies risk, operational risk, passive investment risk, real estate investment risk, risk of investing in the United States, securities lending risk and tracking error risk.

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Performance Lock Risk

If you make a Performance Lock election, you will no longer participate in the positive or negative performance of the Index over the remainder of the Term. This means the value of the Indexed Strategy cannot increase for the remainder of the Term, even if the Index rises over the remainder of the Term.

A Performance Lock does not lock the Market Value Adjustment. After a Performance Lock election, the Strategy value continues to be subject to the Market Value Adjustment that may apply on a withdrawal or Surrender, and the Market Value Adjustment that may apply on any given day will continue to vary.

If you make a Performance Lock election, the Daily Value Percentage will be locked for the balance of the Term. This means that you will experience flat performance through the balance of the Term even if the Net Option Value increases, you will not benefit from the continued decline in the Daily Value Percentage, and your ending Strategy value will not be based on the ending Index value on the last day of the Term.

A Performance Lock election is effective on the second Market Close after receipt of your Request in Good Order. This means you will not be able to determine in advance the gain or loss applicable to the Indexed Strategy when electing a Performance Lock. The gain or loss may be higher or lower at the time the Performance Lock election goes effective than it was when you submitted your Request in Good Order. Note: A Performance Lock election is not available for Contracts issued in Missouri or Nebraska.

Market Risk Related to Option Prices

Before the end of a Term, money allocated to an Indexed Strategy is subject to the risk that changes in the related option prices may have a negative effect on the value of the Indexed Strategy. This risk applies only if you take a withdrawal (including withdrawals to pay advisory fees) or surrender your contract before the end of a Term.

Regulatory Risk

MassMutual Ascend Life is not an investment company. Neither MassMutual Ascend Life nor the separate account that we established in connection with the Contracts is registered as an investment company under the Investment Company Act of 1940. The protections provided to investors by that Act are not applicable to the Contract.

Reliance on Our Claims-Paying Ability

No company other than MassMutual Ascend Life has any legal responsibility to pay amounts owed under the Contract. You should look to the financial strength of MassMutual Ascend Life for its claims-paying ability.

Our general account assets fund the guarantees provided in the Contracts. The assets are subject to our general business operation liabilities and claims of our creditors and may lose value. We established a non-unitized separate account for the purpose of supporting our obligation to adjust the Indexed Strategy values based on the Daily Value Percentage or rise or fall of the Index. The assets in the non-unitized separate account are not chargeable with liabilities arising out of any other business that we conduct but may lose value. The non-unitized separate account differs from the unitized separate accounts that support our variable annuity contracts. As a result, unlike the owner of a traditional variable annuity who has a beneficial interest in, and participates in the performance of, the assets of the related unitized separate account, you do not have any interest in or claim on the assets in the non-unitized separate account and you will not participate in any way in the performance of assets held in that account.

Various factors, such as those listed below, could materially affect our business, financial condition, cash flows, or future results and, in turn, our financial strength and claims-paying ability. A more complete discussion of these factors appears on pages [85-89].

•	Financial losses including those resulting from the following events:

•	Adverse developments in financial markets and deterioration in global economic conditions

•	Unfavorable interest rate environments

•	Losses on our investment portfolio

•	Loss of market share due to intense competition

•	Ineffectiveness of risk management policies

•	Changes in applicable law and regulations

•	Inability to obtain or collect on reinsurance

•	A downgrade or potential downgrade in our financial strength ratings

•	Variations from actual experience and management’s estimates and assumptions that could result in inadequate reserves

•	Significant variations in the amount of capital we must hold to meet statutory capital requirements

•	Legal actions and regulatory proceedings

•	Difficulties with technology or data security

•	Failure to protect confidentiality of customer information

•	Failure to maintain effective and efficient information systems

•	Occurrence of catastrophic events, terrorism, or military actions

[The economic impacts of the COVID-19 pandemic and war in Ukraine may negatively affect our financial condition and results of operations. The extent to which the COVID-19 pandemic and war in Ukraine impact financial markets, the global economy, and our financial strength and claims-paying ability will depend on future developments that cannot be predicted with certainty. We continue to be subject to significant state solvency regulations that require us to reserve amounts to pay our contractual guarantees. Please see “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” “Risk Factors Related to MMALIC’s Business,” and “Financial Statements”, and “Regulation” for additional financial information about the company and the state solvency regulations to which we are subject.]

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INDEXED STRATEGIES

The Indexed Strategies provide returns that are based, in part, upon changes in an Index. The Indexed Strategies do not earn interest at a fixed rate. Unlike a traditional variable annuity, the values of the Indexed Strategies are not based on the investment performance of underlying portfolios.

Unless you have made a Performance Lock election, any increase in the value of an Indexed Strategy at the end of a Term is determined based on the rise in the applicable Index since the start of that Term and the Cap for that Term. At the end of a Term, any decrease in the value of an Indexed Strategy is determined based on the fall in the applicable Index since the start of that Term and the Floor or Buffer.

Unless you have made a Performance Lock election, any increase or decrease in the value of an Indexed Strategy before the end of a Term is based on the calculated price of hypothetical options related to the possible future change in the applicable Index for the Term, the initial cost of those options, and the trading cost related to those options. The calculated price of those options takes into account the Cap for the Term and the Buffer or Floor.

If you have made a Performance Lock election, then beginning at the second Market Close following receipt of your election and continuing through the end of the Term, any increase or decrease in the value of an Indexed Strategy is locked in based on the Daily Value Percentage, which is the calculated price of hypothetical options related to the possible future change in the applicable Index over the Term, the initial cost of those options, and the trading cost related to those options, all as determined at that second Market Close. Note: A Performance Lock election is not available for Contracts issued in Missouri or Nebraska.

Each Indexed Strategy has a Cap for each Term. We will set a new Cap for each Indexed Strategy prior to the start of each Term.

The Floor or Buffer for a Strategy will not change from Term to Term. For each Term of a Buffer Strategy that we currently offer, the Buffer is 10%. For each Term of a Floor Strategy that we currently offer, the Floor is -10%.

This means that each Term it is possible for you to lose a portion of the money you allocated to any Indexed Strategy at the end of a Term or if you take a withdrawal before the end of a Term. In extreme circumstances, it is possible for you to lose all of the money you allocated to any Indexed Strategy if you Surrender your Contract before the end of a Term.

Available Indexed Strategies

For this Contract, we currently offer five Indexed Strategies. Each of these Indexed Strategies uses one of four Indexes: S&P 500® Index, SPDR Gold Shares ETF, iShares® MSCI EAFE ETF, and iShares® U.S. Real Estate ETF. Each of these Indexed Strategies have one-year Terms.

S&P 500 1-Year -10% Floor with Cap

S&P 500 1-Year 10% Buffer with Cap

iShares MSCI EAFE ETF 1-Year 10% Buffer with Cap

SPDR Gold Shares ETF 1-Year 10% Buffer with Cap

iShares US Real Estate ETF 1-Year 10% Buffer with Cap

*	The S&P 500 1-year 0% Floor with Cap Strategy are not available for Contracts issued in Missouri or Nebraska.

A Performance Lock election may be made for any Term or Terms of the applicable S&P 500 Indexed Strategies on or after the later of May 7, 2023, or the date that state approval is received. If you make a Performance Lock election for a given Term of an eligible Strategy, you may not change or revoke that election or make a second election for that same Term of that same Strategy.

Possible Changes in Indexed Strategies

The S&P 500 1-Year -10% Floor with Cap Indexed Strategy will always be available. At the end of a Term, we may stop offering any other Indexed Strategy. Consequently, any other Indexed Strategy listed above may not be available after the end of the initial Term. We have the right to replace the Index associated with an Indexed Strategy under certain circumstances.

In the future, we may offer new Indexed Strategies. Any new Indexed Strategy with a Buffer will not have a Buffer that is less than 10%. Any new Indexed Strategy with a Floor will not have a Floor that is more negative than -10%.

Indexed Strategies that may be available in the future may earn a return that is lower than the return your investments would have earned if they had been invested in the other Indexed Strategies that are currently available. In addition, any reduction in the available number of Indexed Strategies may reduce your opportunity to increase your Account Value.

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Considerations in Choosing an Indexed Strategy

When choosing among Indexed Strategies, you should consider the characteristics and risk profiles of the Indexes, which are discussed in the Indexes section of this prospectus. You cannot reallocate funds among Strategies before the end of a Term, and the only way to exit a Strategy before the end of a Term is to take a withdrawal or Surrender your Contract. Note that a Performance Lock election for an eligible Indexed Strategy before the final year of a multi-year Term will cause the Term to end at the next anniversary of the Term start date.

When choosing among Indexed Strategies that use the same Index, you should also consider how the Caps may affect the potential return.

•	An Indexed Strategy provides you with the opportunity to participate fully in any rise in the Index up to the Cap, but you will not participate in any rise in the Index in excess of the Cap.

When choosing among Indexed Strategies that use the same Index, you should also consider how the Buffers and Floors may affect your potential risk of loss.

•	A Buffer Strategy protects you against losses up to the Buffer amount, but you are subject to any loss in excess of the Buffer.

•	A Floor Strategy limits your loss to the Floor amount, and you will be protected against any loss beyond the Floor. •

Term

Each Term of an Indexed Strategy will start and end on a Strategy Application Date. Each Term is one year long. A new Term will start at the end of the preceding Term.

If you make only one Purchase Payment or you make all of your Purchase Payments before the initial Strategy Application Date, then each Term of each Indexed Strategy will end on the same date in any given year. If you make a Purchase Payment after the initial Strategy Application Date, then your Purchase Payments will be applied to the Indexed Strategies on different Strategy Application Dates. In this case, an Indexed Strategy may have Terms that end on different dates in any given year.

Examples. These examples show how a Contract with multiple Purchase Payments may have Terms that end on different dates.

•

You make your initial Purchase Payment on March 10 and another Purchase Payment on March 17. You allocate both payments to the same Indexed Strategy and both payments are applied on March 20. Each Term of that Indexed Strategy will start and end on March 20.

•

You make your initial Purchase Payment on May 2 and another Purchase Payment on June 14. You allocate both payments to the same Indexed Strategy. Your initial Purchase Payment is applied on May 6 and the other Purchase Payment is applied on June 20. That Indexed Strategy will have Terms that start and end on May 6 and other Terms that start and end on June 20.

Investment Base

The value of an Indexed Strategy is calculated using the Investment Base. The Investment Base is not your Account Value, Surrender Value, Annuity Payout value, or Death Benefit value, but it is used to calculate those values.

The Investment Base is the amount applied to the Strategy at the start of the current Term, reduced proportionally for each withdrawal (including any withdrawals to pay advisory fees), and adjusted for each related Market Value Adjustment during the current Term.

A withdrawal and the related Market Value Adjustment reduce the Investment Base by an amount that is proportional to the reduction in the value of the Indexed Strategy due to the withdrawal and the Market Value Adjustment.

•

If the Strategy value immediately before the withdrawal is greater than the Investment Base, then the reduction in the Investment Base will be less than the withdrawal and the related Market Value Adjustment.

•

If the Strategy value immediately before the withdrawal is less than the Investment Base, then the reduction in the Investment Base will be more than the withdrawal and the related Market Value Adjustment.

Here are the formulas that we use to calculate a reduction in the Investment Base for a withdrawal.

Withdrawal as a percentage of Strategy value = withdrawal and related Market Value Adjustment / Strategy value before withdrawal

Reduction in Investment Base = Investment Base before withdrawal x withdrawal as a percentage of Strategy value

Investment Base after withdrawal = Investment Base before withdrawal – reduction in Investment Base

Indexed Strategy Value

At the end of a Term, unless you have made a Performance Lock election, the value of an Indexed Strategy is equal to:

•	the Investment Base at the end of the Term; plus

•	any increase for a rise in the Index for the Term; or minus

•	any decrease for a fall in the Index for the Term.

In this formula, the Investment Base at the end of the Term is equal to the amount applied to the Strategy at the start of that Term, reduced proportionally for each withdrawal and adjusted by any related Market Value Adjustment that you took during that Term. After we calculate the Investment Base at the end of the Term, we calculate any increase for a rise in the Index over that Term or any decrease for a fall in the Index over that Term. Any increase for the Term is subject to the Cap for that Term. Any decrease for the Term is subject to the Floor or Buffer.

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Examples. At the end of a Term, the Investment Base in an Indexed Strategy is $5,000. You take a $1,000 withdrawal and no Market Value Adjustment applies to the withdrawal.

Assume that the Index had increased by 20% at the end of the Term, and a Cap of 10% was in place:

At Final Market Close of Term
Rise in Index	+20%
Increase as a Percentage	+10% (10% Cap)
Dollar Amount of Increase	+$500 ($5,000 x 10%)
Strategy Value before Withdrawal	$5,500 ($5,000 + $500)
Withdrawal Amount	$1,000
Strategy Value at Term End	$4,500 ($5,500 - $1,000)

If in this example a Market Value Adjustment of 5% applied to the entire withdrawal amount and you requested a net amount of $1,000, your withdrawal amount would have been $1,053 ($1,000 / (1 – 0.05)), resulting in a Strategy Value at Term End of $4,447 ($5,500 - $1,053).

Assume that the Index had decreased by 20% at the end of the Term, and a Buffer of 10% or a Floor of -10% was in place:

At Final Market Close of Term
Fall in Index	-20%
Decrease as a Percentage	-10% (20% fall minus 10% Buffer or -10% Floor)
Dollar Amount of Decrease	-$500 ($5,000 x -10%)
Strategy Value before Withdrawal	$4,500 ($5,000 - $500)
Withdrawal Amount	$1,000
Strategy Value at Term End	$3,500 ($4,500 - $1,000)

If in this example a Market Value Adjustment of 5% applied to the entire withdrawal amount and you requested a net amount of $1,000, your withdrawal amount would have been $1,053 ($1,000 / (1 – 0.05)), resulting in a Strategy Value at Term End of $3,447 ($4,500 - $1,053).

On each day before the end of a Term, unless you have made a Performance Lock election, the value of an Indexed Strategy is equal to:

•	the Investment Base on that day; plus

•	any increase for a positive Daily Value Percentage; or minus

•	any decrease for a negative Daily Value Percentage.

In this formula, the Investment Base on each day before the end of the Term is equal to the amount applied to the Strategy at the start of that Term, reduced proportionally for each withdrawal and adjusted for any related Market Value Adjustment that you took on or before that day. After we calculate the Investment Base on that day, we calculate any increase for a positive Daily Value Percentage or any decrease for a negative Daily Value Percentage.

A withdrawal and the related Market Value Adjustment reduce the value of an Indexed Strategy by an amount equal to the withdrawal and the Market Value Adjustment.

Examples. You allocate $5,000 to an Indexed Strategy at the start of a Term. This means the Investment Base at the start of the Term is $5,000. You take a $1,000 withdrawal.

Assume that the Daily Value Percentage is 5% on the withdrawal date and no Market Value Adjustment applies.

•	The increase for the Daily Value Percentage is equal to $250 ($5,000 x 5%).

•	The Strategy value on the withdrawal date is $5,250 ($5,000 + $250).

•	The Strategy value after the withdrawal is $4,250 ($5,250 - $1,000).

•	The withdrawal as a percentage of the Strategy value is 19.05% ($1,000 / $5,250).

•	The reduction in the Investment Base is $952 ($5,000 x 19.05%).

•	The Investment Base after the withdrawal is $4,048 ($5,000 - $952).

•	Because the Strategy value on the withdrawal date was more than the Investment Base, the reduction in the Investment Base is only $952, which is less than the $1000 withdrawal.

Assume that the Daily Value Percentage is 5% and a Market Value Adjustment of -5% applies, and you requested a net amount of $1,000:

•	The increase for the Daily Value Percentage is equal to $250 ($5,000 x 5%).

•	The Strategy value on the withdrawal date is $5,250 ($5,000 + $250).

•	The total amount withdrawn, grossed up to cover the Market Value Adjustment, is $1,053 ($1,000 / (1 – 0.05)).

•	The Strategy value after the withdrawal is $4,197 ($5,250 - $1,053).

•	The withdrawal as a percentage of the Strategy value is 20.05% ($1,053 / $5,250).

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•	The reduction in the Investment Base is $1,003 ($5,000 x 20.05%).

•	The Investment Base after the withdrawal is $3,997 ($5,000 - $1,003).

•

Because the Strategy value on the withdrawal date was more than the Investment Base, the reduction in the Investment Base was $1,003, which is less than the $1,053 withdrawal but greater than the $1,000 you receive.

Assume that the Daily Value Percentage is -10% on the withdrawal date and no Market Value Adjustment applies.

•	The reduction for the Daily Value Percentage is equal to $500 ($5,000 x -10%).

•	The Strategy value on the withdrawal date is $4,500 ($5,000 - $500).

•	The Strategy value after the withdrawal is $3,500 ($4,500 - $1,000).

•	The withdrawal as a percentage of the Strategy value is 22.22% ($1,000 / $4,500).

•	The reduction in the Investment Base is $1,111 ($5,000 x 22.22%).

•	The Investment Base after the withdrawal is $3,889 ($5,000 - $1,111).

•	Because the Strategy value on the withdrawal date was less than the Investment Base, the reduction in the Investment Base was $1,111, which is greater than the $1,000 withdrawal.

Assume that the Daily Value Percentage is -10% and a Market Value Adjustment of -5% applies, and you requested a net amount of $1,000:

•	The reduction for the Daily Value Percentage is equal to $500 ($5,000 x 10%).

•	The Strategy value on the withdrawal date is $4,500 ($5,000 - $500).

•	The total amount withdrawn is $1,053 ($1,000 / (1 – 0.05)).

•	The Strategy value after the withdrawal is $3,447 ($4,500 - $1,053).

•	The withdrawal as a percentage of the Strategy value is 23.39% ($1,053 / $4,500).

•	The reduction in the Investment Base is $1,170 ($5,000 x 23.39%).

•	The Investment Base after the withdrawal is $3,830 ($5,000 - $1,170).

•

Because the Strategy value on the withdrawal date was less than the Investment Base, the reduction in the Investment Base was $1,170, which is greater than the $1,053 withdrawal and the $1,000 you receive.

Performance Lock

Performance Lock is an election to lock in the Daily Value Percentage for the remainder of a Term of an Indexed Strategy. You can make a Performance Lock election for each Term of a S&P 500 Strategy that starts after the date of this prospectus. Only one Performance Lock election may be made for a given Term of a Strategy.

You may make a Performance Lock election by a Request in Good Order. Once we receive your Request in Good Order, a Performance Lock election for a Term cannot be changed or revoked. You may access Daily Value Percentage information for the Indexed Strategies as of the previous day’s Market Close by calling 1-800-789-6771 or by accessing your account online at www.massmutualascend.com.

A Performance Lock election for a Term is effective on the second Market Close following our receipt of your Request in Good Order. After the second Market Close, the Strategy value before the end of the Term and the Strategy value at the end of the Term is based on the Daily Value Percentage as locked at that second Market Close. This means that the Daily Value Percentage as of that second Market Close will apply from that date on through the end of the Term.

Beginning on that second Market Close and continuing through the end of the Term, the value of an Indexed Strategy is equal to:

•	the Investment Base on that day; plus

•	any increase for a positive Daily Value Percentage, as locked on that second Market Close; or minus

•	any decrease for a negative Daily Value Percentage, as locked on that second Market Close.

After a Performance Lock election is effective, except for withdrawals, surrenders, and Market Value Adjustments, the value of a locked Strategy will not change until the start of the next Term.

A Performance Lock election does not affect the Investment Base, so the Indexed Strategy value will still change if the Investment Base is reduced by a withdrawal.

A Performance Lock election does not affect the application of the Market Value Adjustment, so a Market Value Adjustment may still apply to the Indexed Strategy value if you take a withdrawal or Surrender.

Examples. You allocate $5,000 to an Indexed Strategy at the start of a 1-year Term. This means the Investment Base at the start of the Term is $5,000. You make a Performance Lock election, and on the second Market Close following receipt of that election the Daily Value Percentage is 5%.

Assume that you take no withdrawals.

•	The increase for the locked Daily Value Percentage is equal to $250 ($5,000 x 5%).

•	On the second Market Close following receipt of the Performance Lock election, the Strategy value is $5,250 ($5,000 + $250).

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•

The Strategy value on each following day of the Term remains $5,250 because the Daily Value Percentage is locked. No further changes in the Daily Value Percentage (calculated using the Net Option Value, Amortized Option Cost, or Trading Cost) are taken into account.

•	The ending Strategy value is $5,250. The normal calculation based on the percentage change in the Index over the 1-year Term does not apply.

Assume you take a $1,000 withdrawal after the Performance Lock election is effective, and no Market Value Adjustment applies to the withdrawal:

•	The increase for the locked Daily Value Percentage is equal to $250 ($5,000 x 5%).

•	On the second Market Close following receipt of the Performance Lock election, the Strategy value is $5,250 ($5,000 + $250).

•

Until the withdrawal, the Strategy value on each following day of the Term remains $5,250 because the Daily Value Percentage is locked. No further changes in the net option value, amortized option cost, or trading cost are taken into account.

•	Immediately after the $1,000 withdrawal, the Strategy value is $4,250 ($5,250 - $1,000).

•	The withdrawal as a percentage of the Strategy value is 19.05% ($1,000 / $5,250)

•	The proportionate reduction in the Investment Base is $952 ($5,000 x 19.05%).

•	The Investment Base after the withdrawal is $4,048 ($5,000 - $952).

•	Because the Strategy value on the withdrawal date was more than the Investment Base, the reduction in the Investment Base was $952, which is less than the $1,000 withdrawal.

•	After the withdrawal, on each following day of the Term, the increase for the locked Daily Value Percentage is equal to $202 ($4,048 x5%).

•

After the withdrawal, on each day of the Term, the Strategy value is $4,250 ($4,048 + $202). The Strategy value is the Investment Base after the withdrawal ($4,048) plus the increase for the locked Daily Value Percentage ($202).

•	The ending Strategy value is $4,250. The normal calculation based on the percentage change in the Index over the 1-year Term does not apply.

See the Indexed Strategy Value After Performance Lock section below for more examples.

See the Market Value Adjustment section below for examples illustrating the impact when a Market Value Adjustment applies to a withdrawal.

INDEXES

The returns of each Index do not reflect the reinvestment of dividends.

S&P 500 Index

The S&P 500® Index is designed to reflect the large-cap sector of the U.S. equity market and, due to its composition, it also represents the U.S. equity market in general. It includes 500 leading companies and captures approximately 80% coverage of available market capitalization. The S&P 500 Index does not include dividends declared by any of the companies in this index. Consequently, any positive change in the Index (measured from the start of the Term to end of the Term) will be lower than the total return on a direct investment in the stocks that comprise the S&P 500 Index.

The S&P 500 Index is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and has been licensed for use by MassMutual Ascend Life. Standard & Poor’s®, S&P®, S&P 500®, US 500, The 500, iBoxx®, iTraxx® and CDX® are trademarks of S&P Global, Inc. or its affiliates (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). MassMutual Ascend Life products are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P or their respective affiliates, and none of such parties makes any representation regarding the advisability of investing in such products nor do they have any liability for any errors, omissions, or interruption of the S&P 500 Index. For more information, visit www.US.SPIndices.com.

SPDR Gold Shares ETF

The SPDR Gold Shares represent units of beneficial interest in, and ownership of, the SPDR Gold Trust, an exchange traded fund that holds gold bullion. The investment objective of the trust is for the shares to reflect the performance of the price of gold bullion, less the trust’s expenses. The shares are designed to mirror as closely as possible the price of gold, and the value of the shares relates directly to the value of the gold held by the trust, less its liabilities. The value of the gold held by the trust is determined using the London Bullion Market Association (LBMA) Gold Price PM.

The Gold Shares trade on the NYSE Arca under the symbol GLD. For more information, visit www.spdrgoldshares.com.

iShares MSCI EAFE ETF

The iShares MSCI EAFE ETF is an exchange traded fund that seeks to track the investment results of an index composed of large- and mid-capitalization developed market equities, excluding the U.S. and Canada (MSCI EAFE Index). This underlying index includes stocks from Europe, Australasia and the Far East. It may include large- or mid-capitalization companies. The components of the underlying index, and the degree to which these components represent certain industries and/or countries, are likely to change over time. The fund’s adviser uses an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to that of the underlying index. The fund’s performance will be reduced by its expenses and fees.

The fund’s shares trade on the NYSE Arca under the symbol EFA.

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The iShares MSCI EAFE ETF is distributed by BlackRock Investments, LLC. iShares®, BLACKROCK®, and the corresponding logos are registered and unregistered trademarks of BlackRock, Inc. and its affiliates (“BlackRock”), and these trademarks have been licensed for certain purposes by MassMutual Ascend Life Insurance Company. MassMutual Ascend Life annuity products are not sponsored, endorsed, sold or promoted by BlackRock, and purchasers of an annuity from MassMutual Ascend Life do not acquire any interest in the iShares MSCI EAFE ETF nor enter into any relationship of any kind with BlackRock. BlackRock makes no representation or warranty, express or implied, to the owners of any MassMutual Ascend Life annuity product or any member of the public regarding the advisability of purchasing an annuity, nor does it have any liability for any errors, omissions, interruptions or use of the iShares MSCI EAFE ETF or any data related thereto.

iShares U.S. Real Estate ETF

The iShares U.S. Real Estate ETF is an exchange traded fund that seeks to track the investment results of an index composed of U.S. equities in the real estate sector (Dow Jones U.S. Real Estate Index). This underlying index may include large-, mid- or small-capitalization companies. A significant portion of the underlying index is represented by real estate investment trusts (REITs), but the components are likely to change over time. The fund’s adviser uses an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to that of the underlying index. The fund’s performance will be reduced by its expenses and fees.

The fund’s shares trade on the NYSE Arca under the symbol IYR.

The iShares U.S. Real Estate ETF is distributed by BlackRock Investments, LLC. iShares®, BLACKROCK®, and the corresponding logos are registered and unregistered trademarks of BlackRock, Inc. and its affiliates (“BlackRock”), and these trademarks have been licensed for certain purposes by MassMutual Ascend Life Insurance Company. MassMutual Ascend Life annuity products are not sponsored, endorsed, sold or promoted by BlackRock, and purchasers of an annuity from MassMutual Ascend Life do not acquire any interest in the iShares U.S. Real Estate ETF nor enter into any relationship of any kind with BlackRock. BlackRock makes no representation or warranty, express or implied, to the owners of any MassMutual Ascend Life annuity product or any member of the public regarding the advisability of purchasing an annuity, nor does it have any liability for any errors, omissions, interruptions or use of the iShares U.S. Real Estate ETF or any data related thereto.

Index Values

For Indexed Strategies that use the S&P 500 Index, the Index is the level of the S&P 500 Index at the applicable Market Close. For Indexed Strategies that use the SPDR Gold Shares ETF, iShares MSCI EAFE ETF, or the iShares U.S. Real Estate ETF, the Index is the applicable exchange-traded fund’s share price on the NYSE Arca at the applicable Market Close.

We will use consistent sources to obtain the values of an Index. We currently obtain the values for the S&P 500 Index and the SPDR Gold Shares ETF from S&P Dow Jones Indices LLC and the values for the iShares MSCI EAFE ETF and iShares U.S. Real Estate ETF from BlackRock, Inc.. If those sources are no longer available, we will select an alternative published source(s) to obtain such values.

Index Replacement

We may replace an Index, including the MVA Index, if it is discontinued or we are no longer able to use it, its calculation changes substantially, or we determine that hedging instruments are difficult to acquire or the cost of hedging becomes excessive. We may do so at the end of a Term or during a Term. We will notify you in writing at least 30 days before we replace an Index.

We would attempt to choose a replacement Index that is similar to the old Index. To determine if a new Index is similar, we will consider factors such as asset class, index composition, strategy or methodology inherent to the index and index liquidity.

If we replace an Index connected to an Indexed Strategy during a Term, we will calculate the rise and fall in the Index using the old Index up until the replacement date. After the replacement date, we will calculate the rise and fall in the Index using the new Index, but with a modified start of Term value for the new Index. The modified start of Term value for the new index will reflect the rise or fall in the Index for the old Index from the start of the Term to the replacement date.

If we replace an Index, the Caps for the Term and the Floor or Buffer will not change.

Example. These examples are intended to show how we would calculate the Strategy value on any day during a Term if we have replaced an Index during the Term. This example assumes: (1) you allocate $50,000 to an Indexed Strategy with a Cap of 8%; (2) the replacement is made on day 90 of the Term; and (3) no Performance Lock election has been made. To simplify the example, we assume that you take no withdrawals during the Term.

Rise or Fall of Index on Replacement Date for Old Index
Old Index at Term start	1000
Old Index on replacement date	1050
Rise or fall of old Index on replacement date	(1050 - 1000) / 1000 = 5.00%

The 5% rise in the old Index on the replacement date is then used to calculate the modified start of Term value for the new Index.

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Modified Start of Term Value for New Index
Rise in old Index on replacement date	5.00%
New Index on replacement date	1785
Modified start of Term value for new Index	1785 / (100% + 5.00%) = 1700

The modified start of Term value for the new Index is then used to calculate the Indexed Strategy value on any date after the replacement date, including the value at the Term end.

Indexed Strategy Value at Term End
Investment Base at Term start	$50,000
Modified start of Term value for new Index	1700
Value of new Index at Term end	1853
Rise in new Index	(1853 - 1,700) / 1700) = 9.00%
Cap	8.00%
Rise in new Index limited by Cap	8.00%
Increase as a percentage	8.00% x 100% = 8.00%
Dollar amount of increase	$50,000 x 8.00% = $4,000
Strategy value at Term end	$50,000 + $4,000 = $54,000

Example 2. This example illustrates a situation where the old Index has fallen at the time of its replacement.

Change in Index on Replacement Date for Old Index
Old Index at Term start	1000
Old Index on replacement date	950
Change in old Index on replacement date	(950 - 1000	) /1000 = -5.00%

The 5% fall in the old Index on the replacement date is then used to calculate the modified start of Term value for the new Index.

Modified Start of Term Value for New Index
Change in old Index on replacement date	-5.00%
New Index on replacement date	1786
Modified start of Term value for new Index	1786 /	(100% - 5.00%) = 1880

The modified start of Term value for the new Index is then used to calculate the Indexed Strategy value on any date after the replacement date, including the value at the Term end.

Indexed Strategy Value at Term End
Investment Base at Term start	$50,000
Modified start of Term value for new Index	1880
Value of new Index at Term end	1598
Change in new Index	(1598 - 1800) / 1700) = -15.00%
Floor	-10%
Change in new Index limited by Floor	-10.00%
Change as a percentage	-10.00% x 100% = -10.00%
Dollar amount of change	$50,000 x - 10.00% = -$5,000
Strategy value at Term end	$50,000 - $5,000 = $45,000

CAPS, BUFFERS, AND FLOORS

We set limits for the increase and reduction in the value of an Indexed Strategy (measured from the start of the Term to end of the Term). We limit increases with a Cap. We limit reductions with a Floor or a Buffer. For information about the current Caps offered for new Contracts, please contact your registered representative or refer to our website (www.massmutualascend.com/RILArates).

Cap. The Cap for an Indexed Strategy is the largest rise in the Index (measured from the start of the Term to end of the Term) that is taken into account to determine the Strategy value at the end of that Term. Before the end of a Term, the Cap is reflected in the formulas that we use to calculate the Net Option Price.

•	The Cap will vary among Indexed Strategies.

•	The Cap for a given Indexed Strategy will vary from Term to Term.

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•	We guarantee that the Cap for a Term of an Indexed Strategy will never be less than 1%.

•	For each Term, your return on an Indexed Strategy may be less than any rise in the Index over that Term.

•	For each Term, your return on an Indexed Strategy may be less than the Cap for that Term.

Caps. We set Caps based on the length of the Term, the cost of hedging, interest rates, and other market factors. On a non-discriminatory basis, we may also take into account the amount of the Purchase Payments received for a Contract. The Caps for Contracts with larger Purchase Payments may be higher than the Caps for Contracts with smaller Purchase Payments. You may obtain information regarding these Caps by calling 1-800-789-6771 or on our website (www.massmutualascend.com/RILArates).

Caps for Initial Terms. Each Purchase Payment that you allocate to an Indexed Strategy is applied to an initial Term of that Indexed Strategy on the first Strategy Application Date on or after the date that the payment is received. The Caps for each Strategy Application Date may vary. We will publish the Caps for the next Strategy Application Date on our website (www.massmutualascend.com/RILArates) by the close of the prior Strategy Application Date. If we receive the application for the Contract within eight days after the date you sign it, we will guarantee the Caps in effect on the date you signed the application for all Purchase Payments received by us on or before the third Strategy Application Date that occurs on or after the date of the application.

If we receive the signed application within eight days after the date you sign it, then for any Strategy:

•

For Purchase Payments applied to an initial Term starting on the first Strategy Application Date on or after the application date, the Cap will be the Cap in effect on the date you signed the application.

•

For Purchase Payments applied to an initial Term starting on one of the next two Strategy Application Dates, the Cap will be the higher of the Cap in effect on the date you signed the application or the Cap otherwise in effect for that Strategy Application Date.

•	For Purchase Payments applied to an initial Term starting on a later Strategy Application Date, the Cap will be the Cap in effect for that Strategy Application Date.

If we receive the signed application more than eight days after the date you sign it, then the guarantee does not apply and the Cap for each Purchase Payment applied to an Initial Term will be the Cap in effect for that Strategy Application Date.

Example: You sign an application for a Contract on May 1 and allocate all of your Purchase Payments to the S&P 500 1-year 10% Buffer with Cap Strategy. On the date of the application, the Cap for the first Strategy Application Date (May 6) is 10%. We receive the application and the first Purchase Payment from you on May 8 and the second Purchase Payment from you on May 23. The Cap for the second Strategy Application Date (May 20) is 11% and the Cap for the third Strategy Application Date (June 6) is 9%.

In this case, the initial 1-year Term for the first Purchase Payment would begin on May 20 and would have an 11% Cap (the higher of the May 6 rate or the May 20 rate). The initial 1-year Term for the second Purchase Payment would begin on June 6 and would have a 10% Cap (the higher of the May 6 rate or the June 6 rate).

If we had not received your signed application until May 10 (more than eight days after the date you signed the application), then you would not qualify for the rate guarantee, and the initial 1-year Term for the first Purchase Payment received on May 8 would have an 11% Cap (the May 20 rate effective for Purchase Payments received between May 7 and May 20), and the initial 1-year Term for the second Purchase Payment received on May 23 would have a 9% Cap (the June 6 rate effective for Purchase Payments received between May 21 and June 6).

Caps for Subsequent Terms. At least 30 days before the end of each Term, we will send you a written notice with information about the Indexed Strategies that will be available for the next Term, and will indicate the date by which the Caps will be posted on our website. The Caps for the next Term will be available on our website (www.massmutualascend.com/RILArates) at least 10 days before the start of the Term. You should consider this information before finalizing your renewal or reallocation decision.

Buffer. The Buffer for an Indexed Strategy provides a buffer against the first 10% of any fall in the Index for the Term when determining the Strategy value at the end of that Term. Before the end of a Term, the Buffer is reflected in the formulas that we use to calculate the Net Option Price.

For each Term of each Buffer Strategy that we currently offer for this Contract, the Buffer is 10%. The Buffer for an Indexed Strategy that is available on the Contract Effective Date will not change.

In the future, we may offer a new Strategy with a Buffer that is more than 10%, but we will not offer a new Strategy with a Buffer that is less than 10%.

Floor. The Floor for an Indexed Strategy is the portion of any fall in the Index for the Term that is taken into account when determining the Strategy value at the end of that Term. Before the end of a Term, the Floor is reflected in the formulas that we use to calculate the Net Option Price.

For each Term of the Floor Strategy that we currently offer for this Contract, the Floor is -10%. The Floor for an Indexed Strategy that is available on the Contract Effective Date will not change.

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In the future, we may offer a new Strategy with a Floor that is less negative than -10%, but we will not offer a new Strategy with a Floor that is more negative than -10%.

INDEXED STRATEGY VALUE AT END OF TERM

On or after the final Market Day of a Term, unless you have made a Performance Lock election, the value of an Indexed Strategy is the Investment Base increased for any rise in the applicable Index or decreased for any fall in the applicable Index over that Term. If you have made a Performance Lock election, then the normal rules set out in this section do not apply, and the value at the end of a Term is determined as described under Indexed Strategy Value After Performance Lock Election section on page [ ].

Any increase or decrease is based on the rise or fall in the applicable Index since the start of that Term. This rise or fall is expressed as a percentage of the Index at the start of the Term. It is measured from the Index at the last Market Close on or before the first day of that Term to the Index at the final Market Close of the Term.

Example. The Index was 1000 at the last Market Close on or before for first day of a Term.

•	If the Index at the final Market Close of the Term is 1065, then the Index has risen by 6.5% ((1065 – 1000) / 1000).

•	If the Index at the final Market Close of the Term is 925, then the Index has fallen by 7.5% ((925 – 1000) / 1000).

Floor with Cap Indexed Strategy

In the absence of a Performance Lock election, here are the formulas that we use to calculate the Strategy value at the end of a Term of a Floor with Cap Indexed Strategy.

Strategy value at end of Term = Investment Base + dollar amount of increase or decrease

Dollar amount of increase or decrease = Investment Base x increase or decrease percentage

Increase percentage = any rise in the Index for the Term, but never more than the Cap

Decrease percentage = any fall in the Index for the Term but never more than the Floor

Example. At the beginning of a Term, you allocate $100,000 to an Indexed Strategy with a -10% Floor and a 14% Cap. To simplify the example, we assume that you do not take any withdrawals during that Term, which means your Investment Base at the end of that Term is $100,000. You have not made a Performance Lock election.

	At Final Market Close of Term	At Final Market Close of Term
Rise or fall in Index	+16%	–16%
Increase or decrease percentage	+14% (16% > 14% Cap)	–10% (-10% Floor)
Dollar amount of increase or decrease	+14,000 ($100,000 x 14%)	–10,000 ($100,000 x –10%)
Strategy value at end of Term	$114,000 ($100,000 + $14,000)	$90,000 ($100,000 - $10,000)

Buffer with Cap Indexed Strategy

In the absence of a Performance Lock election, here are the formulas that we use to calculate the Strategy value at the end of a Term of Buffer with Cap Indexed Strategy.

Strategy value at end of Term = Investment Base + dollar amount of increase or decrease

Dollar amount of increase or decrease = Investment Base x increase or decrease percentage

Increase percentage = any rise in the Index for the Term, but never more than the Cap

Decrease percentage = any fall in the Index for the Term that is greater than the Buffer

Example. At the beginning of a Term, you allocate $100,000 to an Indexed Strategy with a 10% Buffer and a 14% Cap. To simplify the example, we assume that you do not take any withdrawals during that Term, which means your Investment Base at the end of that Term is $100,000. You have not made a Performance Lock election.

	At Final Market Close of Term	At Final Market Close of Term
Rise or fall in Index	+16%	–16%
Increase or decrease percentage	+14% (16% > 14% Cap)	–6% (-16% - (-10%))
Dollar amount of increase or decrease	+14,000 ($100,000 x 14%)	–6,000 ($100,000 x –6%)
Strategy value at end of Term	$114,000 ($100,000 + $14,000)	$94,000 ($100,000 - $6,000)

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INDEXED STRATEGY VALUE BEFORE END OF TERM

Before the final Market Day of a Term, unless you have made a Performance Lock election, the value of an Indexed Strategy is the Investment Base increased or decreased by the Daily Value Percentage. If you have made a Performance Lock election, then the normal rules set out in this section do not apply, and the value after the effective date of the Performance Lock election through the end of the Term is determined as described under Indexed Strategy Value After Performance Lock Election section below.

In the absence of a Performance Lock election, here are the formulas that we use to calculate the Strategy value before the end of a Term.

Strategy value before end of Term = Investment Base + dollar amount of increase or decrease

Dollar amount of increase or decrease = Investment Base x Daily Value Percentage

Daily Value Percentage = Net Option Price – Amortized Option Cost – Trading Cost

Net Option Price

The Net Option Price is one part of the Daily Value Percentage. The Net Option Price is based on the calculated prices of hypothetical options that represent the projected changes in the Index over the full Term. The mathematical model we use to price those options is described in the Option Prices section of this prospectus.

Net Option Price for Floor with Cap Strategy

For an Indexed Strategy with a Floor and a Cap, four option prices are included in the calculation of the Net Option Price.

•	ATM Call Option Price, which represents the possible rise in the Index

•	OTM Call Option Price, which is subtracted in order to limit any rise in the Index to the Cap

•	ATM Put Option Price, which is subtracted and represents the possible fall in the Index

•	OTM Put Option Price, which is added in order to limit any fall in the Index and is limited to the Floor.

The Net Option Price as of a Market Close is a percentage equal to: (1) the ATM Call Option Price at the Market Close; minus (2) the OTM Call Option Price at the Market Close; (3) minus the ATM Put Option Price at the Market Close; and (4) plus the OTM Put Option at the Market Close.

It is important to note that the Net Option Price will almost always be less than any rise in the Index because, when we calculate the Net Option Price, we subtract the amount by which the ATM Put Option Price exceeds the OTM Put Option Price, and the ATM Put Option Price always exceeds the OTM Put Option Price because the ATM Put Option Price represents the constant present potential for a fall in the Index before the end of the Term, while the OTM Put Option Price represents the lesser/included potential for a fall in the Index of more than the -10% Floor.

Net Option Price for Buffer with Cap Strategy

For an Indexed Strategy with a Buffer and a Cap, three option prices are included in the calculation of the Net Option Price.

•	ATM Call Option Price, which represents the possible rise in the Index

•	OTM Call Option Price, which is subtracted in order to limit any rise in the Index by the Cap

•	OTM Put Option Price, which represents the possible fall in the Index and is limited by the Buffer in order to reflect your share in any such fall.

The Net Option Price as of a Market Close is a percentage equal to: (1) the ATM Call Option Price at the Market Close; minus (2) the OTM Call Option Price at the Market Close; and (3) minus the OTM Put Option at the Market Close.

It is important to note that the Net Option Price will almost always be less than any rise in the Index because, when we calculate the Net Option Price, we subtract the OTM Put Option Price, and the OTM Put Option Price is always above zero due to the constant present potential for a fall in the Index in excess of the Buffer before the end of the Term.

Amortized Option Cost

The Amortized Option Cost is one part of the Daily Value Percentage. The Amortized Option Cost starts with the Net Option Price at the beginning of a Term, which is calculated using the formulas set out above. That Net Option Price is then multiplied by the time remaining in the Term as a percentage of the length of the Term.

The Amortized Option Cost as of a Market Close is a percentage equal to: (1) the Net Option Price for the Strategy at the beginning of the Term; multiplied by (2) the number of days remaining until the final Market Close of the Term divided by 365.

Trading Cost

The Trading Cost is one part of the Daily Value Percentage. The Trading Cost as of a Market Close is the estimated cost of selling the hypothetical options before the end of a Term. It is a percentage that reflects the average market difference between option average bid-ask prices and option bid prices.

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Daily Value Percentage Examples

Examples. Here are examples that show how the Daily Value Percentage formula works for Indexed Strategies.

Assumptions for Examples 1 – 2

Option Price Assumptions	Price at Start of Term (as a Percentage of Index at Start of Term)	Price at Current Market Close (as a Percentage of Index at Start of Term)
ATM Call Option Price	6.00%	7.47%
OTM Call Option Price	1.15%	1.81%
ATM Put Option Price	5.40%	3.36%
OTM Put Option Price	4.50%	2.80%

Strategy Assumptions
Investment Base for each Strategy	$100,000
Cap for one-year Term	11%
Days remaining to last Market Day of one-year Term	275
Trading Cost Assumption	0.15%

Example 1: -10% Floor with Cap Indexed Strategy

Current ATM Call Option Price – Current OTM Call Option Price	5.66%	(7.47% - 1.81%)
Current ATM Put Option Price – Current OTM Put Option Price	-0.56%	- (3.36% - 2.80%)

Net Option Price	= 5.10%
Initial ATM Call Option Price – Initial OTM Call Option Price	4.85%	(6.00% – 1.15%)
Initial ATM Put Option Price – Initial OTM Put Option Price	– 0.90%	-(5.40% - 4.50%)

Net Option Cost	= 3.95%
Amortization Factor for days remaining to final Market Day of Term	x 75.34%	x (275 / 365)

Amortized Option Cost	= 2.98%
Net Option Price	5.10%
Amortized Option Cost	– 2.98%
Assumed Trading Cost	– 0.15%

Daily Value Percentage	= 1.97%
Dollar amount of increase	$1,970	($100,000 x 1.970%)
Value of -10% Floor with Cap Indexed Strategy	$101,970	($100,000 + $1,970)

Example 2: 10% Buffer with Cap Indexed Strategy

Current ATM Call Option Price – Current OTM Call Option Price	5.66%	(7.47%-1.81%)
Current OTM Put Option Price	–2.80%

Net Option Price	= 2.86%
Initial ATM Call Option Price – Initial OTM Call Option Price	4.85%	(6.00%-1.15%)
Initial OTM Put Option Price	– 4.50%
Net Option Cost	= 0.35%
Amortization Factor for days remaining to final Market Day of Term	x 75.34%	x (275 / 365)

Amortized Option Cost	0.26%
Net Option Price	2.86%
Amortized Option Cost	– 0.26%
Assumed Trading Cost	– 0.15%

Daily Value Percentage	= 2.45%

Increase as a dollar amount	$2,450	($100,000 x 2.45%)
Value of 10% Buffer with Cap Indexed Strategy	$102,450	($100,000 + $2,450)

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Maximum Loss Before the End of a Term

If you Surrender your Contract or take a withdrawal before the end of a Term, there is no set maximum loss because the Indexed Strategy value is determined using the Daily Value Percentage. The loss on a Floor Strategy may exceed the -10% Floor, and a Buffer Strategy may not receive the benefit of the 10% Buffer, because the use of the Daily Value Percentage means that the Amortized Option Cost and Trading Cost are subtracted from the Strategy value. The Amortized Option Cost and Trading Cost are determined each time the Daily Value Percentage is calculated. As a result, in extreme circumstances, the total loss for an Indexed Strategy could be 100%, meaning that you would suffer a complete loss of your principal and any prior earnings. The Market Value Adjustment may make a total loss larger, but the total loss will not exceed 100%.

INDEXED STRATEGY VALUE AFTER PERFORMANCE LOCK ELECTION

For an S&P 500 Strategy, you may make a Performance Lock election for a Term that starts on or after the later of May 7, 2023, or the date that state approval is received . If you do so, then the normal rules described in the Indexed Strategy Value at End of Term section and the Indexed Strategy Value Before End of Term section do not apply. Instead, beginning on the second Market Close following the receipt of the Performance Lock election, the Daily Value Percentage used to calculate the Strategy value through the end of the Term is locked in. Note: A Performance Lock election is not available for Contracts issued in Missouri or Nebraska.

Your Request in Good Order for a Performance Lock election must be received by the third-to-last Market Close of the Term.

If you make a Performance Lock election, here are the formulas that we use to calculate the Strategy value through the end of the Term.

Strategy value before or at end of Term = Investment Base + dollar amount of increase or decrease

Dollar amount of increase or decrease = Investment Base x locked Daily Value Percentage

Locked Daily Value Percentage = Net Option Price – Amortized Option Cost – Trading Cost, all as determined at the second Market Close following receipt of the Performance Lock election

Performance Lock Examples

Examples. Here are examples that show how the Performance Lock election works for S&P 500.

Assumptions for Examples 1-2

Option Price Assumptions	Price at Start of Term (as a Percentage of Index at Start of Term)	Price on Lock Effective Date (as a Percentage of Index at Start of Term)
ATM Call Option Price	6.00%	7.47%
OTM Call Option Price	1.15%	1.81%
ATM Put Option Price	5.40%	3.36%
OTM Put Option Price	4.50%	2.80%

Strategy Assumptions
Investment Base for each Strategy	$100,000
Cap for one-year Term	11%
Days remaining to last Market Day of one-year Term on Lock Effective Date	275
Trading Cost Assumption	0.15%

Example 1: Floor Strategy (Strategy with Cap and -10% Floor)

Lock effective date ATM Call Option Price – OTM Call Option Price	5.66%	(7.47	% – 1.81%)
Lock effective date ATM Put Option Price – OTM Put Option Price	– 0.56%	- (3.36	% – 2.80%)
Net Option Price on Lock effective date	= 5.10%

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Initial ATM Call Option Price – Initial OTM Call Option Price	4.85%	(6.00% –1.15%)
Initial ATM Put Option Price – Initial OTM Put Option Price	– 0.90%	- (5.40% - 4.50%)
Net Option Cost	= 3.95%
Amortization Factor for days remaining from Lock effective date to final Market Day of Term	x 75.34%	x (275 / 365)
Amortized Option Cost on Lock effective date	= 2.98%
Net Option Price	5.10%
Amortized Option Cost	– 2.98%
Assumed Trading Cost	– 0.15%
Locked Daily Value Percentage	= 1.97%
Dollar amount of increase	$1,970	($100,000 x 1.970%)
Value of -10% Floor with Cap Indexed Strategy	$101,970	($100,000 + $1,970)

Example 2: 10% Buffer with Cap Indexed Strategy

Lock effective date ATM Call Option Price – OTM Call Option Price	5.66%	(7.47%-1.81%)
Lock effective date OTM Put Option Price	–2.80%
Net Option Price on Lock effective date	= 2.86%
Initial ATM Call Option Price – Initial OTM Call Option Price	4.85%	(6.00%-1.15%)
Initial OTM Put Option Price	– 4.50%
Net Option Cost	= 0.35%
Amortization Factor for days remaining from Lock effective date to final Market Day of Term	x 75.34%	x (275 / 365)
Amortized Option Cost on Lock effective date	0.26%
Net Option Price	2.86%
Amortized Option Cost	– 0.26%
Assumed Trading Cost	– 0.15%
Locked Daily Value Percentage	= 2.45%

Dollar amount of increase	$2,450	($100,000 x 2.45%)
Value of 10% Buffer with Cap Indexed Strategy	$102,450	($100,000 + $2,450)

DECLARED RATE STRATEGY

The Declared Rate Strategy earns interest at a fixed rate with annual compounding. Interest will be credited daily to amounts held under the Declared Rate Strategy. Note: The Declared Rate Strategy is not available for Contracts issued in Missouri. For Contracts issued in Missouri, see the State Variations section below for more information about the Temporary Holding Account, which has many of the same features as the Declared Rate Strategy.

Declared Rates

We will set the Declared Rate for a Term before that Term starts. It will be guaranteed for the entire Term.

At least 10 days before the initial Term starts, we will post the Declared Rate that will apply to the Declared Rate Strategy for that Term on our website (www.massmutualascend.com/RILArates).

If you are not satisfied with the Declared Rate offered for your initial Term, you may rescind your Contract by returning it and giving written notice of your decision to rescind. You will have 20 days in which to rescind your Contract. The rescission period will end at midnight of the 20th day after the date you receive your Contract. The amount to be refunded upon rescission depends on the state where your Contract was issued. Please refer to the “Right to Cancel (Free Look)” section on page [ ].

At least 10 days before the next Term starts, we will post the Declared Rate that will apply to the Declared Rate Strategy for that next Term on our website (www.massmutualascend.com/RILArates).

We may set a different Declared Rate for each subsequent Term. For a Term, different rates may apply with respect to amounts attributable to Purchase Payments received on different dates.

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In any event, the Declared Rate for a Term will never be less than the guaranteed minimum interest rate set out in the Declared Rate Strategy endorsement included in your Contract. The guaranteed minimum interest rate will be at least equal to the minimum interest rate required for fixed annuity contracts by state Standard Nonforfeiture Law that is in effect on the date that the Contract is issued.

Term

Each Term of the Declared Rate Strategy is one year long and will start and end on a Strategy Application Date. A new Term will start at the end of the preceding Term.

If you make only one Purchase Payment or you make all of your Purchase Payments before the initial Strategy Application Date, then each Term of the Declared Rate Strategy will end on the same date in any given year. If you make a Purchase Payment after the initial Strategy Application Date, then your Purchase Payments will be applied to the Crediting Strategies on different Strategy Application Dates. In this case, the Declared Rate Strategy will have Terms that end on different dates in any given year.

Declared Rate Strategy Value

The value of the Declared Rate Strategy is equal to:

•	the amounts applied to the Strategy at the start of the current Term; minus

•	each withdrawal taken from the Strategy during the current Term; plus

•	interest that we have credited on the balances in the Strategy for the current Term.

The rise or fall of an Index does not affect the value of the Declared Rate Strategy. A withdrawal from the Declared Rate Strategy reduces the Declared Rate Strategy value by an amount equal to the withdrawal.

Allocation Limit

When a Purchase Payment is applied to Crediting Strategies, the percentage of the Purchase Payment Account applied to the Declared Rate Strategy cannot exceed the Allocation Limit of 12%. When ending values are reallocated to Crediting Strategies at the end of a Term, the percentage of the Account Value to be applied to the Declared Rate Strategy cannot exceed the Allocation Limit. If you do not make a request to reallocate the ending values of your Crediting Strategies for a given Term, the ending value of the Declared Rate Strategy may be applied to a new Term of that same Strategy even if it exceeds the Allocation Limit for the Declared Rate Strategy.

PURCHASE

You may purchase a Contract only through a registered representative of a broker-dealer that has a selling agreement with our affiliated underwriter, MM Ascend Life Investor Services, LLC.

Any Owner or Annuitant must be age 80 or younger on the Contract Effective Date. To determine eligibility, we will use the person’s age on his/her last birthday. We may make exceptions with respect to the maximum issue age in our discretion.

The Contract is not available in all states. To find out if it is available in the state where you live, ask your registered representative. The Contract may not be available for purchase during certain periods. There are a number of reasons why the Contract periodically may not be available, including that we want to limit the volume of sales of the Contract. You may wish to speak to your registered representative about how this may affect your purchase. For example, in order to purchase the Contract, you may be required to submit your application prior to a specific date. In that case, if there is a delay because your application is incomplete or otherwise not in good order, you might not be able to purchase the Contract. Your broker-dealer may impose conditions on the purchase of the Contract, such as a lower maximum issue age, than we or other selling firms impose. We reserve the right to reject any application at our discretion. We also reserve the right to discontinue the sale of the Contracts at any time.

Purchase Payments

The Contract is a modified single premium annuity contract. This means you may make one or more Purchase Payments during the purchase payment period. The purchase payment period begins on the Contract Effective Date. It will end two months after the Contract Effective Date.

We must receive your initial Purchase Payment on or before the Contract Effective Date. We must receive each additional Purchase Payment on or before the last day of the purchase payment period. We will not accept any Purchase Payment that we receive after the date that the Contract is cancelled or Surrendered or after a death for which a Death Benefit is payable.

The initial Purchase Payment must be at least $25,000. Each additional Purchase Payment must be at least $10,000. You will need our prior approval if you want to make a Purchase Payment(s) of more than $1,500,000.

We reserve the right to refuse a Purchase Payment made in the form of a personal check in excess of $100,000. We may accept a Purchase Payment over $100,000 made in other forms, such as EFT/wire transfers, or certified checks or other checks written by financial institutions. We will not accept a Purchase Payment(s) made with cash, money orders, or traveler’s checks.

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Exchanges, Transfers, or Rollovers

If you own an annuity or tax-qualified account, you may be able to exchange it for an Index Achiever annuity, directly transfer it to an Index Achiever annuity, or roll it over to an Index Achiever annuity without paying taxes. Before you do, compare the benefits, features, and costs of each annuity or account. You may pay an early withdrawal charge under the old annuity or account. You may pay a Market Value Adjustment if you later take withdrawals from your Index Achiever annuity in excess of the amount in the Declared Rate Strategy. Please note that some financial professionals may have a financial incentive to offer this Contract in place of the one the investor already owns. Ask your registered representative whether an exchange, transfer, or rollover would be advantageous, based on the features, benefits, and charges of the Index Achiever annuity.

If you purchase your Contract with an exchange, transfer, or rollover, a delay in processing the exchange, transfer, or rollover may delay the issuance of your new Contract or prevent the application of additional Purchase Payments to your new Contract.

You should only exchange your existing contract for this Contract if you determine after comparing the features, fees, and risks of both contracts that it is preferable for you to purchase this Contract rather than continuing to own your existing contract.

Application of Purchase Payments

Each Purchase Payment will be held in the Purchase Payment Account until it is applied to a Crediting Strategy on a Strategy Application Date. On each Strategy Application Date, we will apply the then current balance of the Purchase Payment Account to the Crediting Strategies you selected.

We will credit interest daily on amounts held in the Purchase Payment Account at the annual effective rate set out in your Contract. This rate will be at least 1%.

In certain states, we are required to give back your Purchase Payment(s) if you decide to cancel your Contract during the free look period. If we are required by law to refund your Purchase Payment(s), we reserve the right to hold your Purchase Payment(s) in the Purchase Payment Account until the first Strategy Application Date on or after the end of the free look period. For those states,if you cancel your Contract before that Strategy Application Date, we will refund your Purchase Payment(s) but you will forfeit any interest credited to the Purchase Payment Account or other increase in the Account Value.

Purchase Payment Account Value

On any day, the value of the Purchase Payment Account is equal to:

•	Purchase Payments received by us plus interest earned daily; minus

•	the premium tax or other tax that may apply to the Purchase Payments; and minus

•	each withdrawal taken from the Purchase Payment Account since the last Strategy Application Date.

Unforeseen Processing Delays

We are exposed to risks related to natural and man-made disasters and catastrophes, such as (but not limited to) storms, fires, floods, earthquakes, public health crises, malicious acts, and terrorist acts, any of which could adversely affect our ability to conduct business. A natural or man-made disaster or catastrophe, including a pandemic (such as COVID-19), could affect the ability or willingness of our employees or the employees of our service providers to perform their job responsibilities. While many of our employees and the employees of our service providers are able to work remotely, those remote work arrangements may result in our business operations being less efficient than under normal circumstances and could lead to delays in our processing of contract-related transactions, including orders from contract owners. Catastrophic events may negatively affect the computer and other systems on which we rely, impact our ability to calculate values under your Contract, or have other possible negative impacts. There can be no assurance that our service providers will be able to successfully avoid negative impacts associated with natural and man-made disasters and catastrophes.

A processing delay will not affect the effective date as of which we process transactions, including orders from contract owners, the date that a Term begins or ends, or the values used to process the transaction.

INITIAL STRATEGY SELECTIONS

You make your initial selection of Crediting Strategies in your purchase application. Your initial selection is set out on your Contract Specifications Page.

Your initial selection will also apply to each subsequent Purchase Payment. If you wish to change your selection for a specific Purchase Payment, we must receive a Request in Good Order that identifies the Crediting Strategies you are selecting for that Purchase Payment before the Strategy Application Date that applies to that Purchase Payment.

When you select a Crediting Strategy, you must also indicate the percentage of the Purchase Payment that you wish to allocate to that Crediting Strategy. All allocations must be in whole percentages that total 100%. We reserve the right to round amounts up or down to make whole percentages, and to reduce or increase amounts proportionally in order to total 100%.

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Currently there are no limitations on the amounts that may be applied to an Indexed Strategy. When allocating or reallocating, the amount applied to the Declared Rate Strategy cannot exceed the Allocation Limit of 12%.

We may establish minimum and maximum amounts or percentages that may be applied to a given Crediting Strategy for any future Term in our discretion. We will notify you of any such minimum or maximum. No minimum or maximum amounts or percentages shall apply to the S&P 500 1-Year -10% Floor with Cap Indexed Strategy. Selling Broker-Dealers may separately establish minimum and maximum amounts or percentages that they will allow to be allocated to a given Crediting Strategy for the initial Terms, and they may choose not to discuss or offer certain strategies for the initial Terms. We may limit the availability of a Strategy for a Term that would extend beyond the Annuity Payout Initiation Date. All Strategies may not be available in all states.

STRATEGY SELECTIONS AT TERM END

At the end of a Term, you may choose to reallocate your money among the Indexed Strategies or you may choose to take no action. If you do not send us a reallocation request, your current allocations will automatically continue in the new Term as long as the same Indexed Strategies are available.

Reallocations

At the end of a Term, you may reallocate the ending values of the Crediting Strategies for that Term among the available Strategies. You can only reallocate amounts from one Crediting Strategy to another at the end of the Term for which such amount is being held. You cannot make a reallocation at any other time.

We will send you written notice at least 30 days before the end of a Term to provide you with the opportunity to make a reallocation. We must receive your Request in Good Order for a reallocation on or before the last day of the Term. For example, if the end of a Term falls on a weekend, we must receive your request on the last Market Day before that weekend.

Continuing Allocations

You do not need to take any action if you want to continue your current allocations and all of your strategies are available for the next Term. If you do not send us a reallocation request, then we will automatically apply the ending value of each Indexed Strategy to a new Term of that same Strategy.

Unavailable Strategies

Other than the S&P 500 1-Year -10% Floor with Cap Indexed Strategy, a Crediting Strategy may be unavailable for the next Term because we are no longer offering that Strategy or we have set a minimum or maximum for that Strategy.

When an Indexed Strategy is unavailable for the next Term, you may choose to reallocate the funds held in that Strategy.

For any Crediting Strategy, if you take no action and do not send us a reallocation request, then any amount that cannot be applied to that Crediting Strategy for the next Term will be applied as follows:

1)

to another Indexed Strategy that uses the same index as the prior Indexed Strategy, has a Term that is no longer than the prior Indexed Strategy, and that has the same or most comparable positive return factors and negative return factors; or

2)	To another Indexed Strategy that uses the same index as the prior Indexed Strategy, has a Term that is no longer than the prior Indexed Strategy, and has the largest Buffer; or

3)	to another Indexed Strategy that uses the same index as the prior Indexed Strategy, has a Term that is no longer than the prior Indexed Strategy, and has the least negative Floor; or

4)	to the Declared Rate Strategy to the extent it does not cause the allocation to exceed the Allocation Limit; or

5)	to the extent that it cannot be allocated to the Declared Rate Strategy, then to the S&P 500 –10% Floor Strategy.

Surrender or Withdrawal at Term End

At the end of a Term, you may choose to Surrender your Contract or to take a withdrawal from your Contract. You may do so for any reason, including dissatisfaction with the available Crediting Strategies. A Market Value Adjustment may apply on Surrender or to a withdrawal that exceeds the balance in the Declared Rate Strategy. In addition, there may be tax consequences if you Surrender your Contract or take a withdrawal. You should seek advice on tax questions based on your particular circumstances from a tax advisor.

Contract values calculated at the end of a Term will reflect the applicable Strategy values and any Market Value Adjustment that would apply upon a Surrender. The value of an Indexed Strategy at the end of the Term will not reflect any Daily Value Percentage because it is calculated based on the rise or fall of the applicable Index for the Term.

Limitations

Reallocations must be in whole percentages that total 100%. We reserve the right to round amounts up or down to make whole percentages, and to reduce or increase amounts proportionally in order to total 100%.

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Any reallocation or continuing allocation will be subject to Strategy availability, minimums and maximums. Currently there are no limitations on the amounts that may be applied to any single Indexed Strategy. We may establish minimum and maximum amounts or percentages that may be applied to a given Crediting Strategy for any future Term in our discretion. We will notify you of any such minimum or maximum.

The new Term of each Strategy is subject to the Declared Rate or Cap in effect for that Strategy for that new Term. For example, the Cap for an Indexed Strategy for a new Term may be different than the Cap for that Indexed Strategy for the Term that is ending. The Floor or Buffer will not change from Term to Term.

Availability of Strategies

We will send you a written notice at least 30 days before the end of each Term with information about the Strategies that will be available for the next Term. At least 10 days before the next Term starts, we will post the Declared Rate and Caps that will apply for the next Term on our website (www.massmutualascend.com/RILArates).

The S&P 500 1-Year -10% Floor with Cap Indexed Strategy and a Declared Rate Strategy will always be available. We are not obligated to offer any one particular Declared Rate Strategy or any other particular Indexed Strategy. At the end of a Term, we can add or stop offering any Crediting Strategy at our discretion other than the S&P 500 1-Year -10% Floor with Cap Indexed Strategy. We reserve the right to limit the availability of a Strategy for a Term that would extend beyond the Annuity Payout Initiation Date. All Crediting Strategies may not be available in all states.

If we intend to add or stop offering a Crediting Strategy at the end of a Term, we will send you a notification at least 30 days before the end of the Term to provide you with the opportunity to make a reallocation. If funds are held in a Crediting Strategy that will no longer be available after the end of a Term, the funds will remain in that Strategy until the end of that Term.

Default Strategy

At the end of a Term, to the extent any amount cannot be applied to a given Crediting Strategy for the next Term because that Strategy is no longer available or the amount is under the minimum or over the maximum for that Strategy for the new Term, unless you send us a request to reallocate that amount we will apply the amount as follows:

1)

to another Indexed Strategy that uses the same index as the prior Indexed Strategy, has a Term that is no longer than the prior Indexed Strategy, and that has the same or most comparable positive return factors and negative return factors; or

2)	to another Indexed Strategy that uses the same index as the prior Indexed Strategy, has a Term that is no longer than the prior Indexed Strategy, and has the largest Buffer; or

3)	to another Indexed Strategy that uses the same index as the prior Indexed Strategy, has a Term that is no longer than the prior Indexed Strategy, and has the least negative Floor; or

4)	to the Declared Rate Strategy to the extent it does not cause the allocation to exceed the Allocation Limit; or

5)	to the extent that it cannot be allocated to the Declared Rate Strategy, then to the S&P 500 –10% Floor Strategy.

For example, if you allocate only to a SPDR Gold Shares 1-Year Buffer with Cap Indexed Strategy and that Strategy is no longer available and you do not send us a request to reallocate, then we will apply the amount allocated to that Strategy to another SPDR Gold Shares 1-Year Strategy for the next Term if there is one. If there is more than one, we would use the priorities set out above to determine where the amount will be allocated. Under these priorities, we would apply it to any other SPDR Gold Shares 1-Year Strategy that has both a Cap and a Buffer. If none, then we would apply it to a SPDR Gold Shares 1-Year Floor Strategy. If no other SPDR Gold Shares 1-Year Strategy exists, we will apply up to 12% of the Strategy Value to the Declared Rate Strategy and the remainder to the S&P 500 –10% Floor Strategy.

If the amount to be applied exceeds the maximum, then only the excess amount will be applied using those rules. For example, if the maximum amount for a Crediting Strategy is $50,000 and the amount to be applied is $54,000, then we will apply the excess $4,000 to another Indexed Strategy that uses the same index as the prior Indexed Strategy and has a Term that is no longer than the prior Indexed Strategy. If there is more than one Indexed Strategy that uses the same index and has a Term that is no longer than the prior Indexed Strategy, then we will use the priorities set out above to determine where the excess will be applied. If no other Indexed Strategy uses the same index, then as much of the $4,000 will be allocated to the Declared Rate Strategy without exceeding the Allocation Limit, and any remainder will be allocated to the S&P 500 –10% Floor Strategy.

We must receive your Request in Good Order for a reallocation on or before the last day of the Term. For example, if the end of a Term falls on a weekend, we must receive your request on the last Market Day before that weekend.

Note: For Contracts issued in Missouri where the Declared Rate Strategy is not available, the same rules will apply except the Temporary Holding Account will be used instead of the Declared Rate Strategy.

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CASH BENEFIT

Surrender

You may Surrender your Contract at any time before the earlier of: (1) the Annuity Payout Initiation Date; or (2) a death for which a Death Benefit is payable. The right to Surrender may be restricted if your Contract is purchased under an employer plan subject to IRC Section 401 (pension, profit sharing, and 401(k) plans), IRC Section 403(b) (tax-sheltered annuity plans), or IRC Section 457(b) (governmental deferred compensation plans).

A Surrender must be made by a Request in Good Order. The amount paid upon Surrender is the Surrender Value. If you Surrender your Contract, the Contract terminates.

Withdrawals

You may take a withdrawal, including a withdrawal to pay advisory fees, from your Contract at any time before the earliest of: (1) the Annuity Payout Initiation Date; (2) a death for which a Death Benefit is payable; or (3) the date that this Contract is Surrendered. The right to withdraw may be restricted if your Contract is purchased under an employer plan subject to IRC Section 401 (pension, profit sharing, and 401(k) plans), IRC Section 403(b) (tax-sheltered annuity plans), or IRC Section 457(b) (governmental deferred compensation plans).

A withdrawal must be made by a Request in Good Order. The amount of any withdrawal must be at least $500. If the withdrawal would reduce the Account Value to less than the minimum value of $5,000, we will treat the withdrawal request as a request to withdraw the maximum amount that may be taken without reducing your Account Value to less than $5,000.

We will withdraw funds from your Account Value as of the date on which we receive your Request in Good Order or any later specified effective date. You may designate the Crediting Strategy or Strategies from which a withdrawal will be taken by a Request in Good Order prior to the date of the withdrawal. If you do not make a designation, we will take the withdrawal from the Crediting Strategies in the following order:

•	first from the Purchase Payment Account;

•	then from the Declared Rate Strategy; and

•	then proportionally from the Indexed Strategies having the shortest Term.

Effect of Withdrawals

A withdrawal (including any withdrawals to pay advisory fees) reduces the Account Value on a dollar-for-dollar basis, which in turn reduces the amount payable upon Surrender, applied to the Annuity Payout Benefit, or payable as the Death Benefit. In addition, a withdrawal will proportionally reduce the Return of Premium Guarantee for the Death Benefit. Please see the example on page 43.

A withdrawal from an Indexed Strategy during the first six Contract Years (other than to pay advisory fees) will be subject to a Market Value Adjustment. When you request a withdrawal that may be subject to a Market Value Adjustment, you must tell us whether we are to adjust the amount we pay to you by the Market Value Adjustment, or whether we should pay you the specific amount and adjust your remaining Account Value to pay a negative Market Value Adjustment or receive the benefit of a positive Market Value Adjustment.

If a withdrawal and any related Market Value Adjustment is taken from an Indexed Strategy before the end of a Term, the reduction in the Strategy value is determined by the Daily Value Percentage on the date of the withdrawal. The Investment Base used to calculate the Strategy value through the end of that Term will also be reduced. The reduction in the Investment Base for a withdrawal and any related Market Value Adjustment is proportional to the reduction in the Strategy value. A reduction in the Investment Base will limit the effect of any rise or fall in the Index for the remainder of the Term.

Automated Withdrawals

You may elect to withdraw money from your Contract under any automated withdrawal program that we offer. Your Account Value must be at least $10,000 in order to make an automated withdrawal election. The minimum amount of each automated withdrawal payment is $100. Automated withdrawals will be taken from the Purchase Payment Account and Crediting Strategies of your Contract in the same order as any other withdrawal.

Subject to the terms and conditions of the automated withdrawal program, you may begin or discontinue automated withdrawals at any time. You must give us at least 30 days’ notice to change any automated withdrawal instructions that are currently in place. Any request to begin, discontinue or change automated withdrawals must be a Request in Good Order. We reserve the right to discontinue offering automated withdrawals at any time.

Currently, we do not charge a fee to participate in an automated withdrawal program. However, we reserve the right to impose an annual fee in such amount as we may then determine to be reasonable for participation in the automated withdrawal program. If imposed, the fee will not exceed $30 annually.

Before electing an automated withdrawal, you should consult with your registered investment advisor.

•

Automated Withdrawals are similar to starting Annuity Payout Benefit payments, but will result in different taxation of payments and potentially a different amount of total payments over the life of your Contract.

•	Unless taken from the Declared Rate Strategy, an automated withdrawal may be subject to a Market Value Adjustment during the first six Contract Years.

•

If taken from an Indexed Strategy, an automated withdrawal during a Term will reduce the Investment Base, which will reduce any subsequent increase in the Strategy value due to a positive Daily Value Percentage during that Term or a rise in the applicable Index at the end of that Term. Such reductions could be significant.

•	If taken from an Indexed Strategy before the end of a Term, the value of an Indexed Strategy on an automated withdrawal date will reflect the Daily Value Percentage on that date.

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Withdrawals to Pay Advisory Fees

You may authorize withdrawals from your Contract to pay advisory fees to a registered investment advisor with respect to the management of your Contract. Those fees cannot exceed 1.5% of the Account Value per year. The fees must relate only to investment advice rendered in connection with the Contract.

•

Based on a private letter ruling issued by the IRS to the Company and similar private letter rulings issued to other annuity providers, we will not report a withdrawal to pay advisory fees as taxable income to you if the conditions of the rulings are satisfied. However, tax laws are subject to change, and it is possible that in the future a withdrawal to pay fees could be subject to federal and state income taxes, and to a 10% federal penalty tax if made before age 59 1⁄2. Please see the information provided on page 54.

•

If the conditions of the rulings are not satisfied, we will report a withdrawal to pay advisory fees as taxable income to you, and your withdrawal may be subject to federal and state income taxes and if you are under age 59 1⁄2, a 10% federal penalty tax.

Withdrawals to pay advisory fees are treated like other withdrawals from the Contract, except that withdrawals to pay advisory fees are not subject to a Market Value Adjustment even if taken from an Indexed Strategy.

•

Withdrawals to pay advisory fees will be taken from the Purchase Payment Account, then from the Declared Rate Strategy, and then from the Indexed Strategies of your Contract in the same order as any other withdrawal.

•

Withdrawals to pay advisory fees reduce the Account Value on a dollar-for-dollar basis, which in turn reduces the amount payable upon Surrender, applied to the Annuity Payout Benefit, or payable as the Death Benefit.

•	Withdrawals to pay advisory fees will proportionally reduce the Return of Premium Guarantee for the Death Benefit. Please see the example on page 43.

•

If taken from an Indexed Strategy before the end of a Term, the reduction in the value of an Indexed Strategy due to a withdrawal to pay advisory fees will be determined by the Daily Value Percentage on the date of the withdrawal.

•

If taken from an Indexed Strategy before the end of a Term, a withdrawal to pay advisory fees will proportionally reduce the Investment Base used to calculate changes in the value of the Indexed Strategy through the end of that Term, which may limit the effect of a further rise or fall in the Index.

•

Prior to authorizing the payment of advisory fees from your Contract values, please consult with your financial adviser about whether there are sufficient funds in the Declared Rate Strategy to pay those fees, and whether you should pay such fees from other assets.

Exchanges, Transfers, and Rollovers

An amount paid on a withdrawal or Surrender may be paid to or for another annuity or tax-qualified account in a tax-free exchange, transfer, or rollover to the extent allowed by federal tax law.

FEES AND CHARGES

AMORTIZED OPTION COST AND TRADING COST USED TO CALCULATE DAILY VALUE PERCENTAGE

The Daily Value Percentage is used to determine the value of an Indexed Strategy before the end of a Term, and a locked Daily Value Percentage is used to determine the value of an Indexed Strategy for the balance of a Term if you have made a Performance Lock election. The Daily Value Percentage is calculated by subtracting the Amortized Option Cost and Trading Cost from the Net Option Price. The Amortized Option Cost and Trading Cost are charges for unwinding the investment before the end of a Term. These charges reduce the Indexed Strategy value. When the Contract is Surrendered or a withdrawal is taken before the end of a Term, or when you make a Performance Lock election, the reduction in Indexed Strategy value due to the Amortized Option Cost and Trading Cost may cause a loss to exceed the -10% Floor, and may eliminate the benefit of the 10% Buffer. The Amortized Option Cost and Trading Cost are determined each time the Daily Value Percentage is calculated or when a Performance Lock election is made. As a result, in extreme circumstances, the total loss for an Indexed Strategy could be 100%, meaning that you would suffer a complete loss of your principal and any prior earnings. For more information on the Amortized Option Cost and Trading Cost, please see the Indexed Strategy Value Before End of Term section beginning on page [ ].

MARKET VALUE ADJUSTMENT

We impose a Market Value Adjustment to protect us against interest rate fluctuations and to allow us to invest assets for a longer duration, which supports higher declared interest rates and Caps. A negative Market Value Adjustment may also reimburse us for contract sales expenses, including distribution, promotion, and acquisition expenses.

The Market Value Adjustment applies if, during the first six Contract Years, you take a withdrawal from an Indexed Strategy of your Contract or Surrender it. After that, the Market Value Adjustment does not apply.

During the first six Contract Years, the Market Value Adjustment applies to each withdrawal from an Indexed Strategy, including withdrawals under an automated withdrawal program and withdrawals taken to satisfy a required distribution, but not including withdrawals to pay advisory fees. The Market Value Adjustment does not apply to Death Benefit payments or Annuity Payout Benefit payments. The Market Value Adjustment does not apply to any amount withdrawn from the Purchase Payment Account or Declared Rate Strategy.

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A Market Value Adjustment may reduce your Account Value.

•

If you take a withdrawal from your Contract, the amount subject to the charge is the amount you withdraw from an Indexed Strategy, which includes any amount needed to pay the Market Value Adjustment. This means that at your direction either we will adjust the amount paid to you to reflect the Market Value Adjustment or we will increase the amount withdrawn as needed to cover the Market Value Adjustment.

•	If you Surrender your Contract, the amount subject to the Market Value Adjustment is the sum of your Indexed Strategy values.

•	If you Surrender your Contract, the amount subject to the Market Value Adjustment will not include the amount, if any, that qualifies for a waiver as described below.

A Market Value Adjustment may be positive or negative. The Market Value Adjustment equals the MVA factor multiplied by the amount subject to the adjustment. A MVA factor and the resulting Market Value Adjustment are not subject to a maximum or limit.

The MVA factor is equal to:

(A – (B + K)) x N

Where:

A =	the MVA Index Interest Rate on the Contract Effective Date;

B =	the MVA Index Interest Rate for the date of the withdrawal or Surrender;

K =	the spread factor of 0.25% (see State Variations section below for exceptions); and

N =	the number of whole and partial years remaining to the sixth Contract Anniversary.

For Contracts issued in certain states, the spread factor does not apply. See the State Variations section below for any special rule relating to the spread factor in your state.

Examples.

Negative MVA: On the fifth Contract Anniversary your Account Value is $100,000 and is all held under the Indexed Strategies. The MVA Index Interest Rate on the Contract Effective Date was 3%, the MVA Index Interest Rate is now 4%, and a spread factor of 0.25% applies. No Market Value Adjustment exception applies. The MVA Factor equals -1.25% (3% - (4% + 0.25%)) X 1 = -1.25%).

•

You take a withdrawal of $12,000 and you request that any negative Market Value Adjustment be taken from the amount you receive. A negative Market Value Adjustment of $150 ($12,000 x -1.25%) is applied and you receive $11,850.

•

You request to receive $12,000 after application of the negative Market Value Adjustment. The total amount withdrawn, grossed up to cover the Market Value Adjustment, is $12,000 / (1 – 0.0125) = $12,152.

•	You Surrender your Contract. A negative Market Value Adjustment of $1,250 ($100,000 x -1.25%) is applied and you receive $98,750.

Positive MVA: On the fifth Contract Anniversary, your Account Value is $100,000 and is all held under the Indexed Strategies. The MVA Index Interest Rate on the Contract Effective Date was 4%, the MVA Index Interest Rate is now 3%, and a spread factor of 0.25% applies. No Market Value Adjustment exception applies. The MVA Factor equals 0.75% (4% -(3% + 0.25%)) X 1 = 0.75%).

•

You take a withdrawal of $12,000 and you request that any positive Market Value Adjustment be added to the amount you receive. A positive Market Value Adjustment of $90 ($12,000 x 0.75%) is applied and you receive $12,090.

•	You request to receive $12,000 after application of the positive Market Value Adjustment. The total amount needed to be withdrawn is $12,000 / (1 +.0075) = $11,911.

•	You Surrender your Contract. A positive Market Value Adjustment of $750 ($100,000 x -0.75%) is applied and you receive $100,750.

Market Value Adjustment Waivers

Extended Care Waiver. (Rider form ICC22-R1843722NW -Waiver of Market Value Adjustments for Extended Care Rider). We will waive any negative Market Value Adjustments that would otherwise apply on a Surrender of your Contract if you make a Request in Good Order and:

•	your Contract is modified by the Extended Care Waiver Rider;

•	you are confined in a long-term care facility or hospital and the confinement is prescribed by a physician and is medically necessary;

•	the first day of the confinement is at least one year after the Contract Effective Date; and

•	the confinement has continued for a period of at least 90 consecutive days.

You must provide us with satisfactory proof that you meet these conditions before the date of the Surrender. There is no charge for this rider, but it may not be available in all states. (See the State Variations section below for information about availability in your state.) You do not need to take any action to add this waiver rider. Before you request a waiver, carefully review the rider to ensure that you understand how it works. This waiver does not apply to a withdrawal of less than your full Surrender Value.

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Terminal Illness Waiver. (Rider form ICC22-R1843822NW -Waiver of Market Value Adjustment Upon Terminal Illness Rider). We will waive any negative Market Value Adjustment that would otherwise apply on a Surrender of your Contract if you make a Request in Good Order and:

•	your Contract is modified by the Waiver of Market Value Adjustment upon Terminal Illness Rider;

•	you are diagnosed with a terminal illness by a physician and, as a result of the terminal illness, you have a life expectancy of less than 12 months from the date of diagnosis; and

•	the diagnosis is rendered by a physician more than one year after the Contract Effective Date.

You must provide us with satisfactory proof that you meet these conditions before the date of the Surrender. There is no charge for this rider, but it may not be available in all states. (See the State Variations section below for information about availability in your state.) You do not need to take any action to add this waiver rider. Before you request a waiver, carefully review the rider to ensure that you understand how it works. This waiver does not apply to a withdrawal of less than your full Surrender Value.

MVA Index

The Market Value Adjustment depends on changes in the MVA Index Interest Rate since the Contract Effective Date and the amount of time remaining until the sixth Contract Anniversary. The MVA Index is the BofA Merrill Lynch 5-10 Year US Corporate Bond Index.

The BofA Merrill Lynch 5-10 Year US Corporate Bond Index measures market performance of USD-denominated investment grade corporate debt publicly issued in the U.S. domestic market with a remaining term to final maturity between 5 and 10 years.

Merrill Lynch, Pierce, Fenner & Smith Incorporated and its affiliates (“BofA Merrill Lynch”) indices and related information, the name “Bank of America Merrill Lynch”, and related trademarks, are intellectual property licensed from BofA Merrill Lynch, and may not be copied, used, or distributed without BofA Merrill Lynch’s prior written approval. The licensee’s products have not been passed on as to their legality or suitability, and are not regulated, issued, endorsed, sold, guaranteed, or promoted by BofA Merrill Lynch. BofA Merrill Lynch makes no warranties and bears no liability with respect to the indices, and any related information, its trademarks, or the product(s) (including without limitation, their quality, accuracy, suitability and/or completeness).

We may replace the MVA Index if it is discontinued, or we are no longer able to use it, or its calculation changes substantially. We may do so at the end of a Term or during a Term. We will notify you in writing at least 30 days before we replace an Index.

Automated Withdrawal Program Charges

Currently, we do not charge a fee to participate in an automated withdrawal program. However, we reserve the right to impose an annual fee in such amount as we may then determine to be reasonable for participation in the automated withdrawal program. If imposed, the fee will not exceed $30 annually.

State Limitations. In some states, our ability to waive fees or charges may be limited by applicable laws, regulations or administrative positions.

ANNUITY PAYOUT BENEFIT

Under the Contract you may receive regular Annuity Payout Benefit payments for the duration of the period that you select. Once Annuity Payout Benefit payments start, you can no longer Surrender the Contract or take a withdrawal, no Death Benefit will be payable under your Contract, your Beneficiary designations will no longer apply, and the Crediting Strategies will no longer be available. The amount payable after death, if any, is governed by the Payout Option you select.

The Annuity Payout Benefit is payable if the Annuity Payout Initiation Date is reached before the earlier of: (1) a death for which a Death Benefit is payable; or (2) the date that this Contract is Surrendered.

Annuity Payout Initiation Date

The Annuity Payout Initiation Date is the first day of the first payment interval for which payment of the Annuity Payout Benefit is to be made. Annuity Payout Benefit payments are made at the end of each payment interval. This means that for annual payments, the first payment will be made one year after the Annuity Payout Initiation Date.

You may select the Annuity Payout Initiation Date by a Request in Good Order. We must receive your request before the last Market Close on or before the Annuity Payout Initiation Date you selected and at least 30 days before the first Annuity Payout Benefit payment is to be made.

•	The earliest Annuity Payout Initiation you may select is the first Contract Anniversary.

•

Unless we agree to a later date, the latest Annuity Payout Initiation Date you may select is the Contract Anniversary following your 95th birthday or the 95th birthday, of a joint owner, if earlier. If the Owner is not a human being such as a trust or a corporation, then the Annuity Payout Initiation Date may not be later than the Contract Anniversary following the 95th birthday of the eldest Annuitant, unless we agree to a later date.

The earliest permitted date and the latest permitted date for the Annuity Payout Initiation Date are set out on your Contract Specifications Page. The latest permitted date may change if an Owner changes.

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If you do not select an Annuity Payout Initiation Date by the latest permitted date, we may select it for you. We will notify you in writing at least 45 days before the date we select. We will give you an opportunity to select an earlier date.

Annuity Payout Amount

The amount of each payment under the Annuity Payout Benefit is determined on the Annuity Payout Initiation Date based on the Annuity Payout value on that date, the Payout Option that applies, and the payment interval.

The Annuity Payout value is the amount that can be applied to the Annuity Payout Benefit is equal to: (1) the Account Value on the Annuity Payout Initiation Date; minus (2) premium tax or other taxes not previously deducted. If the Annuity Payout value is determined on a date other than the end of the Term, the Annuity Payout value will be based on the Daily Value Percentage or the locked Daily Value Percentage if you have made a Performance Lock election. If Indexed Strategies under your Contract end on different dates during each year, then at least a portion of the Annuity Payout Value will be based on the Daily Value Percentage or the locked Daily Value Percentage. Please see the Indexed Strategy Value Before End of Term section on page [ ] or the Indexed Strategy Value After Performance Lock Election on page [ ] for more information.

Form of Annuity Payout Benefit

You may elect to have the Annuity Payout Benefit paid in any form of Payout Option that is available under your Contract. The available Payout Options are described in the Payout Options section on page [ ]. You may elect a Payout Option by a Request in Good Order. We must receive your request before the last Market Close on or before the Annuity Payout Initiation Date and at least 30 days before the first Annuity Payout Benefit payment is to be made.

If we have selected the Annuity Payout Initiation Date and you have not elected a Payout Option, the Annuity Payout Benefit is paid in the form of annual payments as a Life Payout with Payments for at Least a Fixed Period. That fixed period will be 10 years or, if fewer, the maximum number of whole years permitted by any tax qualification endorsement.

Payee for Annuity Payout Benefit

Payment of the Annuity Payout Benefit generally is made to the surviving Owner(s) as the payee(s). In place of that, the surviving Owner(s) may elect for payment to be made as a tax-free exchange, transfer, or rollover, or for payment to be made to the Annuitant. That election must be made by a Request in Good Order that we receive at least 30 days before the payment date.

Payments that become due after the death of the payee are made to:

•	the surviving Owner(s); or if none

•	then to the surviving contingent payee(s) designated by the surviving Owner(s); or if none;

•	the estate of the last payee who received payments.

The portion of any Annuity Payout Benefit remaining after the death of an Owner or Annuitant must be paid at least as rapidly as payments were being made at the time of such death.

You may designate a contingent payee by a Request in Good Order. If you designate your spouse as a contingent payee and your marriage ends before your death, then we will treat your former spouse as having predeceased you except in the following situations: (1) if a court order provides that the former spouse’s rights as a contingent payee are to continue; or (2) if the former spouse remains or becomes an Owner.

DEATH BENEFIT

A Death Benefit is payable under your Contract if you die before the Annuity Payout Initiation Date and before the Contract is Surrendered. If your spouse becomes a successor owner of the Contract, no Death Benefit will be payable on account of your death.

When the Owner is a non-natural person, a Death Benefit is payable under the Contract if the Annuitant dies before the Annuity Payout Initiation Date and before the Contract is Surrendered. For this purpose, a non-natural person is a trust, custodial account, corporation, limited liability company, partnership, or other entity.

Only one Death Benefit will be paid under the Contract. If a Death Benefit becomes payable, it will be in place of all other benefits under the Contract, and all other rights under this Contract will terminate except for rights related to the Death Benefit.

Death Benefit Payout Date

•	If the Death Benefit is to be paid as a lump sum, then it will be paid as soon as practicable after receipt of proof of death and a Request in Good Order for a lump sum payment.

•

If the Death Benefit is to be paid under a Payout Option, then we will apply the Death Benefit value to a Payout Option as soon as practicable after receipt of proof of death and a Request in Good Order. That application date will be the first day of the first payment interval for which a payment is to be made. Death Benefit payments under a Payout Option are made at the end of each payment interval. This means that, for annual payments, the first payment will be made one year after that application date.

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Death Benefit Amount

•	If the Death Benefit is paid in a lump sum, then it is equal to the Death Benefit value, increased by any additional post- death interest as required by law.

•

If the Death Benefit will be paid as a series of periodic payments under a Payout Option, then the amount of each payment under the Death Benefit is determined on the date that the Death Benefit value is applied to the Payout Option. The amount or each payment will be based on the Death Benefit value (increased by any additional post-death interest as required by law to the date it is applied to the Payout Option), the Payout Option that applies, and the payment interval.

Death Benefit Value

The Death Benefit value is the greater of:

•	the Account Value determined as of the date that the Death Benefit value is determined; or

•	the Return of Premium Guarantee.

In either case, the Death Benefit value is reduced by premium tax or other taxes not previously deducted.

The Account Value will reflect the applicable Strategy values as calculated on the date the Death Benefit is determined. If the Death Benefit value is determined on a date other than the end of the Term, the Death Benefit value will be based on the Daily Value Percentage, or on the locked Daily Value Percentage if you have made a Performance Lock election. Please see the Indexed Strategy Value Before End of Term section on page [ ] or the Indexed Strategy Value After Performance Lock Election on page [ ] for more information.

Return of Premium Guarantee

The Return of Premium Guarantee is equal to your Purchase Payments (the “Purchase Payment base”), reduced proportionally for all withdrawals (including withdrawals to pay advisory fees), but not including amounts applied to pay negative Market Value Adjustments.

The reduction in your Purchase Payment base for withdrawals will be in the same proportion that your Account Value was reduced on the date of the withdrawal. A proportional reduction in your Purchase Payment base could be larger than the dollar amount of your withdrawal.

Example. Here is an example of how we calculate a proportional reduction of your Purchase Payment base. In this example, we assume you take an $8,000 withdrawal and the Purchase Payment base is larger than the Account Value at the time of the withdrawal. To simplify the example, we also assume no Market Value Adjustment, no premium tax is deducted, and no additional post-death interest is added.

	Before Withdrawal	After Withdrawal	Explanation
Account Value	$100,000	$92,000	Your withdrawal reduces your Account Value by $8,000 (which is an 8% reduction in your Account Value). $8,000 / $100,000 = 8%
Purchase Payment base for Death Benefit	$120,000	$110,400	After the withdrawal, the Purchase Payment base for the Death Benefit is also reduced by 8% or $9,600. $120,000 x 8% = $9,600

Determination Date

The date that the Death Benefit value is determined is the date that we have received both proof of death and Requests in Good Order with instructions as to the form of Death Benefit from all Beneficiaries. Until then, the Contract values remain in the Crediting Strategies and will renew into new Terms of the same Strategies if the end of a Term is reached, and the Indexed Strategy values may fluctuate. This risk is borne by the Beneficiaries.

Proof of Death. Before making payment of a Death Benefit, or any other payment or transfer of ownership rights that depends on the death of a specified person, we will require proof of death. We may delay making any payment until it is received. For this purpose, proof of death is:

•	a certified copy of a death certificate showing the cause and manner of death;

•	a certified copy of a decree that is made by a court of competent jurisdiction as to the finding of death; or

•	other proof that is satisfactory to us.

Form of Death Benefit

You may elect to have the Death Benefit paid in one lump sum or in any form of Payout Option that is available under your Contract. The available Payout Options are described in the Payout Options section below. There is no additional charge associated with this election. Any election is subject to the Death Benefit Distribution Rules described below.

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If you do not elect a different Payout Option, the Death Benefit is paid in the form of annual payments for a fixed period of two years.

You may make an election by a Request in Good Order. We must receive your request on or before the date of death for which a Death Benefit is payable. If you do not make such an election, the Beneficiary may make that election after the date of death. The Beneficiary’s election must be made by a Request in Good Order that is received by us no later than the date that the Death Benefit value is applied to a Payout Option and at least 30 days before the date of the first payment to be made.

Additional Rules for Payout Options. A Payout Option that is contingent on life is based on the life of the Beneficiary or, in some cases, the life of a person to whom the Beneficiary is obligated. We will pay the Death Benefit as a lump sum rather than as payments under a Payout Option if: (1) the Death Benefit is less than $2,000; or (2) as of the date that the Death Benefit value is to be applied to a Payout Option, the Death Benefit Distribution Rules do not allow a two-year payout.

Payee of Death Benefit Payments

Death Benefit payments generally are made to the Beneficiary as the payee.

In place of that, the Beneficiary may elect to have payments made:

•	as a tax-free exchange, transfer, or rollover to or for an annuity or tax-qualified account as permitted by federal tax law; or

•

in cases where the Beneficiary is an estate, trust, custodial account, corporation, limited liability company, partnership, or other entity, to a person to whom the Beneficiary is obligated to make corresponding payments.

Payments that become due after the death of the Beneficiary are made to:

•	the contingent payee designated as part of a Death Benefit Payout Option elected by you; or if none

•	then to a contingent payee designated by the Beneficiary; or if none

•	the estate of the last payee who received payments.

Such payments are subject to the Death Benefit Distribution Rules described below.

You may designate a contingent payee by a Request in Good Order. A Beneficiary may make or change a payee or contingent payee, except a Beneficiary may not change a designation made as part of a Payout Option election made by you for the Death Benefit. If the Beneficiary designates his or her spouse as a contingent payee and their marriage ends before the Beneficiary’s death, then we will treat the former spouse as having predeceased the Beneficiary except to the extent a court order provides that the former spouse’s rights as a contingent payee are to continue.

Death Benefit Distribution Rules

The Death Benefit Distribution Rules are summarized below.

•	For a Tax Qualified Contract. The Death Benefit must be paid in accordance with the tax qualification endorsement.

•

For a Nonqualified Contract. The Death Benefit must be paid either: (1) in full within five years of the date of death; or (2) over the life of the Beneficiary or over a period certain not exceeding the Beneficiary’s life expectancy, with payments at least annually, and with the first payment made within one year of the date of death.

PAYOUT OPTIONS

The standard Payout Options are described below. The standard Payout Options will always be available, subject to tax law limitations. We will make payments in any other form of Payout Option requested by you that is acceptable to us at the time of any election. More than one Payout Option may be elected if the requirements for each Payout Option elected are satisfied. All elected Payout Options must comply with pertinent laws and regulations.

Payments under each standard Payout Option are made at the end of a payment interval. For example, if the Annuity Payout Initiation Date is October 31, 2028 and you select annual payments, then the first payment will be paid as of October 31, 2029.

Fixed Period Payout

•	For the Annuity Payout Benefit

We will make periodic payments to you, or to the Annuitant, if you direct, for the fixed period of time that you select. For a nonqualified contract, fixed periods shorter than 10 years are not available. For a Tax-Qualified Contract, the only fixed period available is 10 years.

•

If the payee dies before the end of the fixed period, then we will make periodic payments to the surviving owner(s), or if none, then to the surviving contingent payee(s), or if none, then to the estate of the last payee who received payments.

•	In all cases, payments will stop at the end of the fixed period.

•	For the Death Benefit

We will make periodic payments to the Beneficiary for the fixed period of time that you or the Beneficiary selects. The fixed period cannot exceed the life expectancy of the Beneficiary. For a Tax-Qualified Contract, the fixed period also cannot exceed 10 years.

•	If the Beneficiary dies before the end of the fixed period, then we will make periodic payments to the contingent payee designated as

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part of any Death Benefit Payout Option that you have elected. If no such contingent payee is surviving, then such payments will be made to a contingent payee designated by the Beneficiary. If there is no contingent payee surviving, then such payments will be made to the estate of the last payee who received payments.

•	In all cases, payments will stop at the end of the fixed period.

Life Payout

•	For the Annuity Payout Benefit

We will make periodic payments to you, or to the Annuitant, if you direct, for as long as the Annuitant lives. Payments will stop on the death of the Annuitant. This means that, even if we have made only one payment when the Annuitant dies, payments will stop.

If the Annuitant dies after the Annuity Payout Initiation Date but before the first payment, a Life Payout will not provide any benefit at all. In that case, we will reverse the Annuity Benefit Payout election and treat the Contract as if the Annuity Payout Initiation Date had not yet been reached.

•

If the Owner is living, this treatment will generally allow the Owner to choose between continuing the Contract as a deferred annuity or electing a new Annuity Payout Initiation Date and another Payout Option.

•	If the Annuitant’s death before the Annuity Payout Initiation Date would give rise to a Death Benefit, then the Death Benefit will be available.

•	For the Death Benefit

We will make periodic payments to the Beneficiary for as long as the Beneficiary lives. Payments will stop on the death of the Beneficiary. This means that, even if we have made only one payment when the Beneficiary dies, payments will stop. For a Tax-Qualified Contract, a Life Payout is not available to all Beneficiaries.

If the Beneficiary dies after the Death Benefit is applied to the Payout Option but before the first payment, a Life Payout will not provide any benefit at all. In that case, we will reverse the Payout Option election and allow the Beneficiary’s estate to choose a new Payout Option or to take the Death Benefit as a lump sum.

Life Payout with Payments for at Least a Fixed Period

•	For the Annuity Payout Benefit

We will make periodic payments to you, or to the Annuitant, if you direct, for as long as the Annuitant lives. For a Tax-Qualified Contract, fixed periods longer than 10 years are not available.

•	If the Annuitant dies after the end of the fixed period you selected, then payments will stop on the death of the Annuitant.

•

If the Annuitant dies before the end of the fixed period you selected, then we will make periodic payments to the surviving owner(s), or if none, then to the surviving contingent payee(s), or if none, then to the estate of the last payee who received payments. In this case, payments will stop at the end of the fixed period you selected.

•	For the Death Benefit

We will make periodic payments to the Beneficiary for as long as the Beneficiary lives. The fixed period cannot exceed the life expectancy of the Beneficiary. For a Tax-Qualified Contract, a Life Payout with Payments for at Least a Fixed Period is not available to all Beneficiaries, and the fixed period also cannot exceed 10 years.

•	If the Beneficiary dies after the end of the fixed period selected, then payments will stop on the death of the Beneficiary.

•

If the Beneficiary dies before the end of the fixed period you or the Beneficiary selected, then we will make periodic payments to the contingent payee designated as part of any Death Benefit Payout Option that you have elected. If no such contingent payee is surviving, then such payments will be made to a contingent payee designated by the Beneficiary. If there is no contingent payee surviving, then such payments will be made to the estate of the last payee who received payments. In this case, payments will stop at the end of the fixed period you or the Beneficiary selected.

Joint and One-Half Survivor Payout

•	For the Annuity Payout Benefit

We will make periodic payments to you, or to the primary Annuitant, if you direct, for as long as the primary Annuitant lives.

•

If the primary Annuitant dies and the secondary Annuitant does not survive the primary Annuitant, then payments will stop on the death of the primary Annuitant. This means that, even if we have made only one payment when the primary Annuitant dies, payments will stop unless the secondary Annuitant survives.

•

If the primary Annuitant dies and the secondary Annuitant is surviving, then we will make one-half of the periodic payment to you, or the secondary Annuitant, if you direct, for the rest of the secondary Annuitant’s life. In this case, payments will stop on the death of the secondary Annuitant.

If the Annuitant dies after the Annuity Payout Initiation Date but before the first payment, a Joint and One-Half Survivor Payout will never provide the full payment amount. In that case, if the secondary Annuitant agrees, we will reverse the Annuity Benefit Payout election and treat the Contract as if the Annuity Payout Initiation Date had not been reached.

•

If the Owner is living, this treatment will generally allow the Owner to choose between continuing the Contract as a deferred annuity or electing a new Annuity Payout Initiation Date and another Payout Option.

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•	If the Annuitant’s death before the Annuity Benefit Payout Initiation Date would give rise to a Death Benefit, then the Death Benefit will be available.

•	For the Death Benefit

We will make periodic payments to the Beneficiary for as long as the Beneficiary lives.

•

If the Beneficiary dies and the contingent payee does not survive the Beneficiary, then payments will stop on the death of the Beneficiary. This means that, even if we have made only one payment when the Beneficiary dies, payments will stop unless the contingent payee survives.

•

If the Beneficiary dies and the contingent payee designated as part of the Death Benefit Payout Option election is surviving, then we will make one-half of the periodic payment to the contingent payee for the rest of the contingent payee’s life. In this case, payments will stop on the death of the contingent payee.

If the Beneficiary dies after the Death Benefit is applied to the Payout Option but before the first payment, a Joint and One-Half Survivor Payout will never provide the full payment amount. In that case, if the contingent payee agrees, we will reverse the Payout Option election and allow the Beneficiary’s estate to choose a new Payout Option or to take the Death Benefit as a lump sum.

For a Tax-Qualified Contract, a Joint and One-Half Survivor Payout is only available in certain cases where the Beneficiary is the surviving spouse of the owner.

Payments under a Payout Option

Payments under a Payout Option are calculated and paid as fixed dollar payments. The stream of payments is an obligation of the general account of MassMutual Ascend Life. Fixed dollar payments will remain level for the duration of the payment period. Once payments begin under a Payout Option, the Payout Option may not be changed. Once the Contract value is applied to a Payout Option, the periodic payments cannot be accelerated or converted into a lump sum payment unless we agree.

We will use the 2012 Individual Annuity Reserving Table with projection scale G2 for blended lives (60% female/40% male) with interest at 1% per year, compounded annually, to compute all guaranteed Payout Option factors, values, and benefits under the Contract. For purposes of calculating payments based on the age of a person, we will use his or her age as of his or her last birthday.

Considerations in Selecting a Payout Option

Payments under a Payout Option are affected by various factors, including the length of the payment period, the life expectancy of the person on whose life payments are based, and the frequency of the payment interval (monthly, quarterly, semi-annually or annually).

•	Generally, the longer the period over which payments are made or the more frequently the payments are made, the lower the amount of each payment because more payments will be made.

•	For Life Payout Options, the longer the life expectancy of the Annuitant or Beneficiary, the lower the amount of each payment because more payments are expected to be paid.

Non-Human Payees under a Payout Option

Except as stated below, the primary payee under a Payout Option must be a human being. All payments during his or her life must be made by check payable to the primary payee or by electronic transfer to a bank account owned by the primary payee.

Exceptions. Below are some exceptions to the general rule that the primary payee must be a human being. We may make other exceptions in our discretion.

•	A nonhuman that is the Owner of the Contract may be the primary payee. For example, if the Owner is a trust, that trust may be the primary payee.

•

Payments may be made payable to another insurance company or financial institution as a tax-free exchange, transfer, or rollover to or for another annuity or tax-qualified account as allowed by federal tax law.

PROCESSING PURCHASE PAYMENTS AND REQUESTS

Processing Purchase Payments

•	If we receive a Purchase Payment on a Market Day before the Market Close, we will apply it to your Contract on that Market Day.

•	If we receive a Purchase Payment on a Market Day after the Market Close or on a day that is not a Market Day, then we will apply it to your Contract on the next Market Day.

An amount applied to a Contract will be held in the Purchase Payment Account until it is applied to a Crediting Strategy or Strategies on a Strategy Application Date pursuant to your instructions. We cannot apply an amount held in the Purchase Payment Account to a Crediting Strategy or Strategies if we do not have complete instructions from you.

If you have any questions, you should contact us or your registered representative before sending a Purchase Payment.

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Processing Requests

•	Requests may be made by mail at P.O. Box 5423, Cincinnati OH 45201-5423.

•	Requests by fax may be made at 800-807-9777.

•

Requests for reallocations among Crediting Strategies may be made by telephone at 1-800-789-6771 between 8:00 AM and 4:00 PM Eastern Time Monday through Friday. We may also permit reallocation requests to be made at our website (www.massmutualascend.com). Some selling firms may restrict the ability of their registered representatives to convey reallocation requests by telephone or Internet on your behalf.

To obtain one of our forms (for example, a Strategy Selection form or a Withdrawal Request form) or to obtain more information about how to make a request, call us at 1-800-789-6771 or send us a fax at 800-807-9777. You can also request forms or information by mail at MassMutual Ascend Life Insurance Company, P.O. Box 5423, Cincinnati OH 45201-5423. You may also obtain forms on our website, (www.massmutualascend.com).

We cannot process a request unless it is a Request in Good Order. A request may be rejected or delayed if it is not a Request in Good Order.

•	If we receive a Request in Good Order on a Market Day before the Market Close, we will process it using values determined at the Market Close on that Market Day.

•	If we receive a Request in Good Order after the Market Close or on a day that is not a Market Day, then we will treat that request as received at the start of the next Market Day.

If you have any questions, you should contact us or your registered representative before submitting the request.

Exception. If a withdrawal under an automated withdrawal program is scheduled for a date that is not a Market Day, then we will process the withdrawal on the scheduled date using values at the most recent Market Close. For example, if the automated withdrawal is scheduled for a date that falls on Sunday and there was a Market Close at 4:00 PM on the previous Friday, then we will process the withdrawal on Sunday using values determined at 4:00 PM on that Friday.

Market Days and Market Close

A Market Day is each day that all markets that are used to measure available Indexed Strategies are open for regular trading.

•	Saturdays, Sundays, holidays and any other day that the New York Stock Exchange and the NYSE Arca are closed are not Market Days.

•

The NYSE and the NYSE Arca observe the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

A Market Close is the close of the regular or core trading session on the market used to measure a given Indexed Strategy.

•	Regular trading hours on the NYSE and core trading sessions on the NYSE Arca usually end at 4:00 PM Eastern Time

•	Trading hours on the NYSE and core trading sessions on the NYSE Arca end at 1:00 PM Eastern Time on the day before the Fourth of July and the Friday after Thanksgiving and Christmas Eve.

Regular trading or a core trading session may end at a different time on a Market Day under certain circumstances when and as permitted under applicable rules. Such circumstances generally cannot be predicted in advance.

Specific information about NYSE and NYSE Arca holidays and trading hours in any given calendar year is available at https://www.nyse.com/markets/hours-calendars.

Receipt of Purchase Payments, Applications, and Requests

For purposes of processing, we deem Purchase Payments and applications, Requests in Good Order, and other instructions (paperwork) mailed to our post office box as received by us at our administrative office when the Purchase Payment or the paperwork reaches the applicable processing department located at 191 Rosa Parks Street, Cincinnati OH 45202.

Risks and Limitations Related to Requests by Telephone or Internet

We will use reasonable procedures such as requiring certain identifying information, tape recording the telephone instructions, and providing written confirmation of the transaction, in order to confirm that instructions communicated by telephone, fax, Internet or other means are genuine. Any telephone, fax or Internet instructions reasonably believed by us to be genuine will be your responsibility, including losses arising from any errors in the communication of instructions. As a result of this policy, you will bear the risk of loss. We are not responsible for the validity of any request or action.

Telephone and computer systems may not always be available. Any telephone or computer system, whether it is yours, your service provider’s, your agent’s, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you experience technical difficulties or problems, you should consider making your request by mail.

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Suspension of Payments or Transfers

We may be required to suspend or delay payments, withdrawals and reallocations when we cannot obtain an Index value because:

•	the New York Stock Exchange or NYSE Arca is closed (other than customary weekend and holiday closings);

•	trading on the New York Stock Exchange or NYSE Arca is restricted; or

•	an emergency exists such that it is not reasonably practicable to determine fairly the value of the Index.

In this case, we will make payments and process withdrawals and reallocations as soon as practicable after we are able to obtain the Index value.

We may suspend or delay payments, withdrawals and reallocations when we are permitted to do so under a regulatory order. In this case, we will make payments and process withdrawals and reallocations when the order is no longer in effect.

Restrictions on Financial Transactions

Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to block an Owner’s ability to make certain transactions. This means that we may be required to refuse to accept any request for withdrawals, Surrenders, Annuity Payout Benefit payments or Death Benefit payments, until instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your Contract to government regulators.

RIGHT TO CANCEL (FREE LOOK)

If you change your mind about owning the Contract, you may cancel it within 20 days after you receive it. If you purchase this Contract to replace an existing annuity contract or life insurance policy, you have 30 days after you receive it. This is known as a “free look.” The right to cancel period may be longer in some states.

To cancel your Contract, you must submit your request to cancel to the producer who sold it or send it to us at P.O. Box 5423, Cincinnati, OH 45201-5423. If sent to us by mail, it is effective on the date postmarked with proper address and postage paid. Your request to cancel must be in writing and signed by you.

If you cancel your Contract, you will receive a refund. The amount of the refund will depend on where you live. When you cancel the Contract within this free look period, we will not assess a Market Value Adjustment.

•

If you live in a state where we are required to refund your Purchase Payment(s), you will receive a refund equal to your Purchase Payment(s), but you will forfeit any interest credited to the Purchase Payment Account or other increase in the Account Value. We reserve the right to hold your Purchase Payment(s) in the Purchase Payment Account until the first Strategy Application Date on or after the end of the free look period.

•

If you live in a state where we are required to refund the Account Value of your Contract, you will receive the Account Value on the day that we receive your cancellation Request in Good Order. If the Account Value includes the value of an Indexed Strategy, that Strategy value will reflect the applicable Daily Value Percentage. The amount you receive may be more or less than your Purchase Payment(s) depending upon any interest earned by your Contract and the value of your Indexed Strategies. This means that you bear the risk of any decline in the Account Value of your Contract before we receive your cancellation request. No Market Value Adjustments will apply to the amount refunded. Unless required by state law, we do not refund any Market Value Adjustments assessed during the free look period that relate to a withdrawal taken before you cancel the Contract.

The State Variations section of this prospectus contains a summary of the state law provisions related to the free look period and the required refund amount.

There may be tax consequences if you cancel the Contract. You should seek advice on tax questions based on your particular circumstances from a tax advisor.

ANNUAL STATEMENT AND CONFIRMATIONS

At least once each calendar year, we will send you a statement that will show: (1) your Account Value; (2) all transactions regarding your Contract during the year; and (3) any interest credited to your Contract and/or any other changes in Strategy value credited to your Contract.

We will also send you written confirmations of Purchase Payments, Crediting Strategy allocations and renewals, withdrawals, and other financial transactions under your Contract. Statements and confirmations will be sent to your last known address on our records.

You should promptly report any inaccuracy or discrepancy in a statement or confirmation. To report an inaccuracy or discrepancy, contact us at P.O. Box 5423, Cincinnati, OH 45201-5423, or call us at 1-800-789-6771. To protect your rights, you should consider reconfirming any oral communications by sending a written statement to P.O. Box 5423, Cincinnati, OH 45201-5423.

ELECTRONIC DELIVERY

You may elect to receive electronic delivery of the Contract prospectus and other Contract related documents. Contact us at our website at www.massmutualascend.com for more information and to enroll.

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ABANDONED PROPERTY REQUIREMENTS

Every state has unclaimed property laws. These laws generally declare annuity contracts to be abandoned after a period of inactivity of three to five years from: (1) the latest permitted Annuity Payout Initiation Date; or (2) the date of death for which a Death Benefit is due and payable. For example, if the payment of a Death Benefit has been triggered, but the beneficiary does not come forward to claim the Death Benefit in a timely manner, the unclaimed property laws will apply.

If a Death Benefit, Annuity Payout Benefit payments or other contract proceeds are unclaimed, we will pay them to the abandoned property division or unclaimed property office of the applicable state. (Escheatment is the formal, legal name for this process.) For example, on an unclaimed Death Benefit, depending on the circumstances, the proceeds are paid: (1) to the state where the beneficiary last resided, as shown on our books and records; (2) to the state where the contract owner last resided, as shown on our books and records; or (3) to Ohio, which is our state of domicile. The state will hold the proceeds without interest until a valid claim is made by the person entitled to the proceeds.

To prevent escheatment of the Death Benefit, Annuity Payout Benefit payments, or other proceeds from your Contract, it is important:

•	to update your contact information, such as your address, phone number, and email address, if and as it changes; and

•	to update your Beneficiary and other designations, including complete names, complete addresses, phone numbers, and social security numbers, if and as they change.

Please contact us at P.O. Box 5423, Cincinnati, OH 45201-5423, or call us at 1-800-789-6771, to make such updates.

State unclaimed property laws do not apply to annuity contracts that are held under an employer retirement plan that is subject to the Employee Retirement Income Security Act of 1974 (ERISA).

OWNER

The Owner on the Contract Effective Date is set out on your Contract Specifications Page. The Owner possesses all of the ownership rights under a Contract, such as making allocations among the Crediting Strategies, electing a Payout Option, and designating a Beneficiary.

If an Owner is a trust, custodial account, corporation, limited liability company, partnership, or other entity, then the age of the eldest Annuitant is treated as the age of the Owner for all purposes of this Contract.

Joint Owners

•	For a Nonqualified Contract. Two persons may jointly own the Contract. In this case, the term “Owner” includes the joint Owner and you must exercise all rights of ownership by joint action.

•	For a Tax Qualified Contract. No joint owner is permitted.

Change of Owner

•

For a Nonqualified Contract. You may change the Owner only with our written consent. A change of Owner cancels all prior Beneficiary designations. It does not cancel a designation of an Annuitant or a Payout Option election.

•	For a Tax Qualified Contract. You cannot change the Owner except to the limited extent permitted by the tax qualification endorsement.

A change of Owner must be made by a Request in Good Order. A change of Owner may have adverse tax consequences.

Assignment

•

For a Nonqualified Contract. You may pledge, charge, encumber or assign you interest in this Contract only with our written consent. If we grant our consent, you may assign all or any part of your rights under this Contract except your rights to designate or change a Beneficiary or an Annuitant, to change Owners, or to elect a Payout Option.

•	For a Tax Qualified Contract. You cannot pledge, charge, encumber or in any way assign your interest in this Contract except to the limited extent permitted by the tax qualification endorsement.

An assignment must be requested by a Request in Good Order. We are not responsible for the validity of any assignment. An assignment may have adverse tax consequences.

If we have consented to an assignment, the rights of a person holding the assignment, including the right to any payment under this Contract, come before the rights of an Owner, Annuitant, Beneficiary, or other payee. An assignment may be ended only by the person holding it or as provided by law.

Successor Owner

Your spouse becomes the successor owner of the Contract and succeeds to all rights of ownership if all of the following requirements are met:

•	a Death Benefit is payable on account of your death;

•	the sole Beneficiary under the Contract is your spouse or a revocable trust or custodial account created by your spouse;

•	either you make that election by a Request in Good Order before your death or your spouse makes that election by a Request in Good

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Order before the Death Benefit Payment Date; and

•	you were not a successor owner of the Contract.

A successor owner election cancels all prior Beneficiary designations. It does not cancel a designation of an Annuitant or a Payout Option election.

In some states, state law extends this successor owner right to a civil union partner or other person who is not your spouse as defined by federal tax law. In that case, distributions after your death must be made as required by the Death Benefit Distributions Rules described in the Death Benefit section on page [ ].

Community Property

If you live in a community property state and have a spouse at any time while you own this Contract, the laws of that state may vary your ownership rights.

ANNUITANT

The Annuitant is the natural person on whose life Annuity Payout Benefit payments are based. The Annuitant on the Contract Effective Date is set out on your Contract Specifications Page.

•

For a Nonqualified Contract. The Annuitant cannot be changed at any time that the Contract is owned by a trust, custodial account, corporation, limited liability company, partnership, or other entity. Otherwise, you may change a designation of Annuitant at any time before the Annuity Payout Initiation Date.

•	For a Tax Qualified Contract. The Annuitant must be the natural person covered under the retirement arrangement for whose benefit the Contract is held.

A change of Annuitant must be made by a Request in Good Order. A change of Annuitant does not cancel a designation of a Beneficiary or a Payout Option election.

If an Annuitant dies before the Annuity Payout Initiation Date and no Death Benefit is payable, then in the absence of a new designation, the Annuitant will be:

•	the surviving joint Annuitant(s); or if none

•	the Owner(s).

BENEFICIARY

A Beneficiary is a person entitled to receive all or part of a Death Benefit that is to be paid under this Contract on account of a death before the Annuity Payout Initiation Date.

•	If a Death Benefit becomes payable on account of your death or the death of a joint Owner, then the surviving Owner is the Beneficiary no matter what other designation you may have made.

•	In all other cases, you may designate a person or person who will be the Beneficiaries as provided in the Designation of Beneficiary provision of the Contract.

•	If no designated Beneficiary is surviving, then the Beneficiary is your estate.

•

If the sole Beneficiary under the Contract is your spouse or a revocable trust or custodial account created by your spouse and all other requirements for successor ownership are met, then your spouse may become the successor owner of the Contract in lieu of receiving the Death Benefit.

A designation of Beneficiary must be made by a Request in Good Order. We must receive the request on or before the date of death for which a Death Benefit is payable.

•	You may designate two or more persons jointly as the Beneficiaries. Unless you state otherwise, joint Beneficiaries that are surviving are entitled to equal shares.

•

You may designate one or more persons as contingent Beneficiary. Unless you state otherwise, a contingent Beneficiary is entitled to a benefit only if there is no primary Beneficiary that is surviving.

Survivorship Required

In order to be entitled to receive a Death Benefit, a Beneficiary must survive for at least 30 days after the death for which the Death Benefit is payable.

If you designate your spouse as a Beneficiary and your marriage ends before your death, we will treat your former spouse as having predeceased you unless:

•	a court order provides that the former spouse’s rights as a beneficiary are to continue; or

•	the former spouse remains or becomes an Owner.

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OTHER CONTRACT PROVISIONS

Amendment of the Contract

We reserve the right to amend the Contract to comply with applicable Federal or state laws or regulations. We will notify you in writing of any such amendments.

Misstatement

We may require proof of the age of the Annuitant, Owner and/or the Beneficiary before making any payments under the Contract that are measured by such person’s life. If the age of the measuring life has been misstated, the amount payable will be the amount that would have been provided at the correct age. If payments based on the correct age would have been higher, we will pay the underpaid amount with interest. If payments would be lower, we may deduct the overpaid amount, with interest, from succeeding payments.

Involuntary Termination

If the Account Value on any anniversary of the initial Strategy Application Date is less than the minimum required value of $5,000 due to poor market performance or withdrawals from the Contract (including any withdrawals to pay advisory fees), we may terminate your Contract on that anniversary.

•

If you make only one Purchase Payment, each Term will end on an anniversary of the initial Strategy Application Date. In this case, any involuntary termination will occur on a date that is the end of a Term.

•

If you make multiple Purchase Payments, Terms may end on different dates. In this case, any involuntary termination will occur on a date that is the end of a Term, but it will occur before the end of other Terms. In this case, the Surrender Value payable upon termination of your Contract will reflect the Daily Value Percentages used to calculate the value of Indexed Strategies with Terms that are not ending on the termination date.

The examples below show the relationship between the date of an involuntary termination and the end of a Term.

Example A. You make one Purchase Payment that is applied to the Crediting Strategies on June 20, 2023. Terms will start and end on June 20 and the anniversary of the initial Strategy Application Date will be June 20. If your Account Value is less than $5,000 on June 20, 2026, we may terminate your Contract on that anniversary date.

Example B. You make two Purchase Payments. One Purchase Payment is applied to the Crediting Strategies on May 6, 2023 and the other Purchase Payment is applied to the Crediting Strategies on June 20, 2023. Terms will start and end on May 6 and on June 20. The anniversary of the initial Strategy Application Date will be May 6.

•	If your Account Value is less than $5,000 on June 20, 2026, we may not terminate your Contract because June 20 is not an anniversary of the initial Strategy Application Date.

•	If your Account Value is less than $5,000 on May 6, 2027, we may terminate your Contract on that anniversary date even though the other Term will not end until June 20, 2027.

If we terminate your Contract, we will pay you the Surrender Value determined as of the date that we terminate your Contract. The Surrender Value will reflect the applicable Indexed Strategy values as calculated on the day that we terminate your Contract.

Loans

Loans are not available under the Contract.

FEDERAL TAX CONSIDERATIONS

This section provides a general description of federal income tax considerations relating to the Contracts. The purchase, holding and transfer of a Contract may have federal estate and gift tax consequences in addition to income tax consequences. Estate and gift taxation is not discussed in this prospectus. State taxation will vary, depending on the state in which you reside, and is not discussed in this prospectus.

The tax information provided in this prospectus is not intended or written to be used as legal or tax advice. It is written solely to provide general information related to the sale and holding of the Contracts. You should seek advice on legal or tax questions based on your particular circumstances from an attorney or tax advisor.

Tax Deferral on Annuities

Internal Revenue Code (“IRC”) Section 72 governs taxation of annuities in general. The income earned on a Contract is generally not included in income until it is withdrawn from the Contract. In other words, a Contract is a tax-deferred investment. Tax deferral is not available for a Contract when an Owner is not a natural person unless the Contract is part of a tax-qualified retirement plan or the Owner is a mere agent for a natural person. For a nonqualified deferred compensation plan, this rule means that the employer as Owner of the Contract will generally be taxed currently on any increase in the Surrender Value, although the plan itself may provide a tax deferral to the participating employee.

Under certain circumstances, based on a rule known as the “Investor Control Doctrine,” the IRS has stated that the holder of an annuity contract could be treated as the owner (for tax purposes) of the assets of a separate account that supports the annuity contract. If you were treated as the owner of an interest in the separate account, then you would be taxed on the income, gain, and loss arising out of your interest in the separate

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account. Although the IRS has not provided definitive guidance on the application of this rule to indexed annuity contracts, we do not believe that this rule applies to the Contract because you have no specific, fractional, or unitized interest in the separate account assets, we are not obligated to invest the separate account in any particular assets, the investment return and market value of the separate account assets is not allocated in an identical manner to any Contract, the Contract values are determined based on gains and losses regardless of the performance of the separate account assets, and the derivatives that we may hold in the separate account are not publicly traded.

Tax-Qualified Retirement Plans

Annuities may also qualify for tax-deferred treatment, or serve as a funding vehicle, under tax-qualified retirement plans that are governed by other IRC provisions. These provisions include IRC Section 401 (pension, profit sharing, and 401(k) plans), IRC Section 403(b) (tax-sheltered annuities), IRC Sections 408 and 408A (individual retirement annuities), and IRC Section 457(b) (governmental deferred compensation plans). Tax-deferral is generally also available under these tax-qualified retirement plans through the use of a trust or custodial account without the use of an annuity.

The tax law rules governing tax-qualified retirement plans and the treatment of amounts held and distributed under such plans are complex. If the Contract is to be used in connection with a tax-qualified retirement plan, including an individual retirement annuity (“IRA”) under a Simplified Employee Pension (SEP) Plan, you should seek competent legal and tax advice regarding the suitability of the Contract for your particular situation.

Contributions to a Tax-Qualified Contract are typically made with pre-tax dollars, while contributions to other Contracts are typically made from after-tax dollars, though there are exceptions in either case. Tax-Qualified Contracts may also be subject to restrictions on withdrawals that do not apply to other Contracts. These restrictions may be imposed to meet the requirements of the IRC or of an employer plan.

Following is a brief description of the types of tax-qualified retirement plans for which the Contracts are available.

Individual Retirement Annuities. IRC Sections 219 and 408 permit certain individuals or their employers to contribute to an individual retirement arrangement known as an “Individual Retirement Annuity” or “IRA”. Under applicable limitations, an individual may claim a tax deduction for certain contributions to an IRA. Contributions made to an IRA for an employee under a Simplified Employee Pension (SEP) Plan or Savings Incentive Match Plan for Employees (SIMPLE) established by an employer are not includable in the gross income of the employee until distributed from the IRA. Distributions from an IRA are taxable to the extent that they represent contributions for which a tax deduction was claimed, contributions made under a SEP plan or SIMPLE, or income earned within the IRA.

Roth IRAs. IRC Section 408A permits certain individuals to contribute to a Roth IRA. Contributions to a Roth IRA are not tax deductible. Tax-free distributions of contributions may be made at any time. Distributions of earnings are tax-free following the five-year period beginning with the first year for which a Roth IRA contribution was made if the Owner has attained age 59 1⁄2, become disabled, or died, or for qualified first-time homebuyer expenses.

Tax-Sheltered Annuities. IRC Section 403(b) of permits public schools and charitable, religious, educational, and scientific organizations described in IRC Section 501(c)(3) to establish “tax-sheltered annuity” or “TSA” plans for their employees. TSA contributions and Contract earnings are generally not included in the gross income of the employee until distributed from the TSA. Amounts attributable to contributions made under a salary reduction agreement cannot be distributed until the employee attains age 59 1⁄2, severs employment, becomes disabled, incurs a hardship, is eligible for a qualified reservist distribution, or dies. The IRC and the plan may impose additional restrictions on distributions.

Pension, Profit-Sharing, and 401(k) Plans. IRC Section 401 permits employers to establish various types of retirement plans for employees, and permits self-employed individuals to establish such plans for themselves and their employees. These plans may use annuity contracts to fund plan benefits. Generally, contributions are deductible to the employer in the year made, and contributions and earnings are generally not included in the gross income of the employee until distributed from the plan. The IRC and the plan may impose restrictions on distributions. Purchasers of a Contract for use with such plans should seek competent advice regarding the suitability of the Contract under the particular plan.

Governmental Eligible Deferred Compensation Plans. State and local government employers may purchase annuity contracts to fund eligible deferred compensation plans for their employees, as described in IRC Section 457(b). Contributions and earnings are generally not included in the gross income of the employee until the employee receives distributions from the plan. Amounts cannot be distributed until the employee attains age 70 1⁄2, severs employment, becomes disabled, incurs an unforeseeable emergency, or dies. The plan may impose additional restrictions on distributions.

Roth TSAs, Roth 401(k)s, and Roth 457(b)s. IRC Section 402A permits TSA plans, 401(k) plans, and governmental 457(b) plans to allow participating employees to designate some part or all of their future elective contributions as Roth contributions. Roth contributions to a TSA plan, 401(k) plan, or governmental 457(b) plan are included in the employee’s taxable income as earned. Amounts attributable to Roth TSA, Roth 401(k), or Roth 457(b) contributions must be held in a separate account from amounts attributable to traditional pre-tax TSA, 401(k), or 457(b) contributions. Distributions from a Roth TSA, Roth 401(k), or Roth 457(b) account are considered to come proportionally from contributions and earnings. Distributions attributable to Roth account contributions are tax-free. Distributions attributable to Roth account earnings are tax-free following the five-year period beginning with the first year for which Roth contributions are made to the plan if the employee has attained age 59 1⁄2, become disabled, or died. A Roth TSA, Roth 401(k), or Roth 457(b) account is subject to the same distribution restrictions that apply to amounts attributable to traditional pre-tax TSA, 401(k), or 457(b) contributions made under a salary reduction agreement. The plan may impose additional restrictions on distributions.

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Nonqualified Deferred Compensation Plans

Employers may invest in annuity contracts in connection with unfunded deferred compensation plans for their employees. Such plans may include eligible deferred compensation plans of non-governmental tax-exempt employers, as described in IRC Section 457(b); deferred compensation plans of both governmental and nongovernmental tax-exempt employers that are taxed under IRC Section 457(f) and subject to Section 409A; and nonqualified deferred compensation plans of for-profit employers subject to Section 409A. In most cases, these plans are designed so that amounts credited under the plan will not be includable in the employees’ gross income until paid under the plan. In these situations, the annuity contracts are not plan assets and are subject to the claims of the employer’s general creditors. Whether or not made from the Contract, plan benefit payments are subject to restrictions imposed by the IRC and the plan.

Summary of Income Tax Rules

The following chart summarizes the basic income tax rules governing tax-qualified retirement plans, nonqualified deferred compensation plans, and other non-tax-qualified Contracts.

	Tax-Qualified Contracts and Plans	Nonqualified Deferred Compensation Plans	Other Non-Tax-Qualified Contracts

Plan Types

•IRC §408 (IRA, SEP, SIMPLE IRA)

•IRC §408A (Roth IRA)

•IRC §403(b) (Tax-Sheltered Annuity)

•IRC §401 (Pension, Profit– Sharing, 401(k))

•Governmental IRC §457(b)

•IRC §402A (Roth TSA, Roth 401(k), or Roth 457(b))

		•IRC §409A •Nongovernmental IRC §457(b) •IRC §457(f)	•IRC §72 only

Who May Purchase a Contract	Eligible employee, employer, or employer plan.	Employer on behalf of eligible employee. Employer generally loses tax-deferred status of Contract itself.	Anyone. Non-natural person will generally lose tax-deferred status.

Contribution Limits	Contributions are limited by IRC and/or plan requirements.		None.

Distribution Restrictions	Distributions from Contract and/or plan may be restricted to meet IRC and/or plan requirements.		None.

Taxation of Withdrawals, Surrenders, and Lump Sum Death Benefit

Generally, 100% of distributions must be included in taxable income. However, the portion that represents an after-tax investment is not taxable. Distributions from Roth IRA are deemed to come first from after- tax contributions. Distributions from other plans are generally deemed to come from income and after-tax investment (if any) on a pro-rata basis. Distributions from §408A Roth IRA or §402A Roth TSA, Roth 401(k), or Roth 457(b) are completely tax free if certain requirements are met.

For tax purposes, all IRAs and SEP IRAs of an owner are treated as a single IRA, and all Roth IRAs of an owner are treated as a single Roth IRA.

Generally, distributions must be included in taxable income until all accumulated earnings are paid out. Thereafter, distributions are tax-free return of the original investment. However, distributions are tax-free until any investment made before August 14, 1982 is returned.

For tax purposes, all non-tax-qualified annuity contracts issued to the same owner by the same insurer in the same calendar year are treated as one contract.

Taxation of Payout Option Payments (Annuity Benefit or Death Benefit)	A percentage of each payment is tax free equal to the ratio of after-tax investment (if any) to the total expected payments, and the balance is included in taxable income. Once the after-tax investment has been recovered, the full amount of each benefit payment is included in taxable income. Distributions from a Roth IRA, Roth TSA, Roth 401(k), or Roth 457(b) are completely tax free if certain requirements are met.

Possible Penalty Taxes for Distributions Before Age 59 1⁄2	Taxable portion of payments made before age 59 1⁄2 may be subject to 10% penalty tax (or 25% for a SIMPLE IRA during the first two years of participation). Penalty taxes do not apply to payments after the participant’s death, or to §457 plans. Other exceptions may apply.	None.	Taxable portion of payments made before age 59 1⁄2 may be subject to a 10% penalty tax. Penalty taxes do not apply to payments after the Owner’s death. Other exceptions may apply.

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	Tax-Qualified Contracts and Plans	Nonqualified Deferred Compensation Plans	Other Non-Tax-Qualified Contracts
Assignment/ Transfer of Contract	Assignment and transfer of Ownership generally not permitted.		Generally, deferred earnings taxable to transferor upon transfer or assignment. Gift tax consequences are not discussed herein.
Federal Income Tax Withholding	Eligible rollover distributions from §401, §403(b), and governmental §457(b) plans are subject to 20% mandatory withholding on taxable portion unless direct rollover. For other payments, Payee may generally elect to have taxes withheld or not.	Generally subject to wage withholding.	Generally, Payee may elect to have taxes withheld or not.

Rollovers, Transfers, and Exchanges

Amounts from a Tax-Qualified Contract may be rolled over, transferred, or exchanged into another tax-qualified account or retirement plan as permitted by the IRC and plan(s). Amounts may be rolled over, transferred, or exchanged into a Tax-Qualified Contract from another tax-qualified account or retirement plan as permitted by the IRC and plan(s). In most cases, such a rollover, transfer, or exchange is not taxable, unless the rollover of pre-tax amounts is made into a Roth IRA, a Roth TSA, Roth 401(k), or Roth 457(b). Rollovers, transfers, and exchanges are not subject to normal contribution limits. The IRC or plan may require that rollovers be held in a separate Contract from other plan funds.

Amounts from a non-tax-qualified Contract may be transferred to another non-tax-qualified annuity or to a qualified long-term care policy as a tax-free exchange as permitted by the IRC Section 1035. Amounts from another non-tax-qualified annuity or from a life insurance or endowment policy may be transferred to a Contract as a tax-free exchange under IRC Section 1035.

Required Distributions

The Contracts are subject to the required distribution rules of federal tax law. These rules vary based on the tax qualification of the Contract or the plan under which it is issued.

For a Tax-Qualified Contract other than a Roth IRA, required minimum distributions must generally begin by April 1 following the year the participant attains age 73 (age 72 if born after June 30, 1949, but before January 1, 1951 or age 70 1/2 if born before July 1, 1949). However, for a 403(b) Tax-Sheltered Annuity Plan, a 401 Pension, Profit-Sharing, or 401(k) Plan, or a 457(b) Governmental Deferred Compensation Plan, a participant who is not a 5% owner of the employer may delay required minimum distributions until April 1 following the year in which the participant retires from that employer. The required minimum distributions during life are calculated based on standard life expectancy tables adopted under federal tax law.

For a Roth IRA or for a Contract that is not tax-qualified, there are no required distributions during life.

A Tax-Qualified Contract must make required distributions after death. The required distributions vary depending on the type of beneficiary. Some beneficiaries may take payments over life or life expectancy, and others must receive all benefits within five or ten years after death. A non-tax-qualified Contract that has begun making payments under a payout option during the Owner’s life must make any remaining payments at least as rapidly after death. If payments from a non-tax-qualified Contract have not begun, then the Death Benefit must be paid out in full within five years after death, or must be paid out in substantially equal payments beginning within one year of death over a period not exceeding the life expectancy of the designated beneficiary.

For a traditional IRA, a Roth IRA, or a Contract that is not tax-qualified, a beneficiary who is a surviving spouse may elect out of these requirements, and apply the required distribution rules as if the Contract were his or her own. For this purpose, federal tax law recognizes as married any two people whose marriage is valid in the state in which it was celebrated. A civil union or domestic partnership is not considered a marriage.

Withdrawals to Pay Advisory Fees

You may request in writing to us that advisory fees be withdrawn from your contract and paid directly to your registered investment advisor. You may terminate this request in writing to us at any time. The request to pay advisory fees cannot exceed 1.5% of the Account Value on an annual basis.

A series of IRS private letter rulings to various providers of tax-qualified contracts and accounts have concluded that if advisory fees are withdrawn from a tax-qualified contract or account and paid directly to the registered investment advisor, and if the fees are paid under an agreement between you, the investment advisor, and the contract or account provider, and those advisory fees are solely for investment advice related to the tax-qualified contract or account, then the payment of the advisory fees is not treated as a distribution from the tax-qualified contract or account. The Company is not a party to these private letter rulings, and they are not binding precedent on the IRS. However, these private letter rulings indicate a long-standing position of the IRS. As long as the conditions of these rulings are satisfied and the IRS does not issue guidance to the contrary, the Company will not report the payment of fees from Tax-Qualified Contracts as income to you.

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An IRS private letter ruling issued to the Company in 2019 concluded that if advisory fees are withdrawn from a non-tax-qualified index-linked deferred annuity contract issued by the Company, the annuity contract is designed for use with a registered investment advisor, the advisory fees are paid under an agreement with you, the advisory fees are paid directly to the registered investment advisor, the fees on an annual basis do not exceed 1.5% of the Account Value of the annuity contract, those advisory fees are solely for investment advice related to the annuity contract, and the investment adviser has not received a commission on the sale of the annuity contract, then the payment of the advisory fees is not treated as a distribution from the annuity contract. Unless withdrawn, this private letter ruling is binding on the IRS with respect to the Company and its tax reporting obligations. As long as the conditions of this ruling are satisfied, the Company will not report the payment of fees from a non-tax-qualified Contract as income to you.

If the conditions of these rulings are not satisfied, the Company will report a withdrawal from your Contract to pay advisory fees as a distribution to you. That distribution may be subject to federal and state income taxes. If you are under age 59 1/2, it may also be subject to an additional 10% penalty tax.

Tax laws, and the position of the IRS in private letter rulings, are subject to change. It is possible that in the future a withdrawal to pay fees could be subject to federal and state income taxes, and to a 10% federal penalty tax if made before age 59 1⁄2.

PREMIUM AND OTHER TAXES

We reserve the right to deduct from the Purchase Payment or Account Value any taxes relating to the Contract paid by us to any government entity (including, but not limited to, premium taxes, additional taxes, and maintenance taxes on insurers, Federal, state and local withholding of income, estate, inheritance, or other taxes required by law from annuity purchase payments, and any new or increased taxes on insurers or annuity purchase payments that may be enacted into law).

Currently some state governments impose premium taxes, additional taxes, and maintenance taxes on insurers based on annuity purchase payments received or applied to an annuity payout benefit. These taxes currently range from zero to 3.5% depending upon the jurisdiction and the tax qualification of the Contract. A federal premium tax has been proposed but not enacted. We may deduct any such premium or other taxes from the Purchase Payments or the Account Value at the time that the tax is imposed. We may also deduct any such tax not previously deducted from the Annuity Payout value or Death Benefit value.

We reserve the right to deduct from the Contract for any income taxes that we incur because of the Contract. At the present time, however, we are not incurring any such income tax or making any such deductions.

DISTRIBUTION OF THE CONTRACTS

MassMutual Ascend Life Investor Services, LLC (“MMALIS”) is the principal underwriter and distributor of the securities offered through this prospectus. MMALIC and MMALIS are affiliated because MMALIS is a subsidiary of MMALIC. MMALIS also acts as the principal underwriter and distributor of the variable annuity contracts that are issued by one of our subsidiaries.

MMALIS’s principal executive offices are located at 191 Rosa Parks Street, Cincinnati, Ohio 45202. MMALIS is registered as a broker- dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as the securities regulators in the states in which it operates and registration is required. MMALIS is a member of the Financial Industry Regulatory Authority (“FINRA”).

Contracts are sold by licensed insurance agents (the “Selling Agents”) in those states where the Contract may be lawfully sold. Such Selling Agents will be appointed agents of MMALIC and will be registered representatives of broker-dealer firms (the “Selling Broker-Dealers”) that have entered into selling agreements with us and MMALIS. Selling Broker-Dealers will be registered under the Securities Exchange Act of 1934 and will be members of FINRA.

FINRA provides background information about broker-dealers and their registered representatives through FINRA BrokerCheck. You may contact the FINRA BrokerCheck Hotline at 1-800-289-9999, or log on to www.finra.org to learn more about MMALIS, your Selling Agent, and his or her Selling Broker Dealer.

MMALIS receives no compensation for acting as underwriter of the Contracts; however, MMALIC pays for some of MMALIS’s operating and other expenses, including overhead and legal and accounting fees. MMALIC may reimburse MMALIS for certain sales expenses, such as marketing materials and advertising expenses, and other expenses of distributing the Contracts.

MMALIC or MMALIS do not pay compensation for the promotion and sale of the Contract to the Selling Broker-Dealers or to the Selling Agents who solicit sales of the Contract. Instead, the registered investment adviser providing services to you is compensated by advisory fees based on your agreement with your adviser. With your agreement, the advisory fees with respect to this Contract may be taken as withdrawals from this Contract. You should ask your registered investment adviser about the advisory fees to be charged in connection with the investment adviser services to be provided, including the amount and timing of those fees, and whether it expects fees to be taken from this Contract or from other assets under management.

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MMALIC may pay compensation, in certain circumstances referred to as “override” compensations, or reimbursements to wholesaling broker-dealers or other firms or intermediaries in return for wholesaling services such as providing marketing and sales support, transaction processing, product training, and administrative services to the Selling Agents or Selling Broker-Dealers. These allowances may be based on a percentage of a Purchase Payment or as a percentage of actual or expected aggregate sales, and/or a fixed dollar amount. These payments are not offered to all wholesaling broker-dealers, other firms, or intermediaries, and the terms of any particular agreement governing the payments may vary depending on, among other things, the level and type of marketing and distribution support provided.

There is no front-end sales load deducted from the Purchase Payment(s) to pay compensation. Any compensation paid by MMALIC and MMALIS in connection with the Contract is not charged directly to you. We intend to recoup any such compensation through the spread between the earnings and losses credited to or deducted from Contract values and the earnings and losses on the assets in our general account and the non-unitized separate account.

MASSMUTUAL ASCEND LIFE’S GENERAL ACCOUNT

Our general account (the “General Account”) holds all our assets other than assets in our insulated separate accounts. We own our General Account assets, and, subject to applicable law, have sole investment discretion over them. The assets are subject to our general business operation liabilities and claims of our creditors and may lose value. Our General Account assets fund the guarantees provided in the Contracts.

We must invest our assets according to applicable state laws regarding the nature, quality and diversification of investments that may be made by life insurance companies. In general, these laws permit investments, within specified limits and subject to certain qualifications, in Federal, state and municipal obligations, corporate bonds, preferred and common stocks, real estate mortgages, real estate and certain other investments.

We place a majority of the Purchase Payments made under the Contract in our General Account where we primarily invest the assets in a variety of fixed income securities.

We place a portion of the Purchase Payments made under the Contract in a non-unitized separate account (the “Separate Account”) that is not registered with the Securities and Exchange Commission. We established and maintain the Separate Account pursuant to the laws of our domiciliary state for the purpose of supporting our obligation to adjust the Indexed Strategy values based on the Daily Value Percentage or rise or fall of the Index. The assets of the Separate Account are held in our name on behalf of the Separate Account and legally belong to us. The assets in the Separate Account are not chargeable with liabilities arising out of any other business that we conduct. We may invest these assets in hedging instruments, including derivative contracts as well as other assets permitted under state law. To support our obligations to adjust the Indexed Strategy values, we may move money between the Separate Account and our General Account. We are not obligated to invest the assets of the Separate Account according to any particular plan except as we may be required to by state insurance laws. Regardless of your Strategy allocations, we do not intend to invest the assets of the Separate Account in the SPDR Gold Share exchange traded fund, iShares MSCI EAFE exchange traded fund or iShares U.S. Real Estate exchange traded fund. We may or may not hold the hypothetical options described in this prospectus in the Separate Account.

Contract owners do not have any interest in or claim on the assets in the Separate Account nor do Contract owners participate in any way in the performance of assets held in the Separate Account.

LEGAL MATTERS

Reliance on Rule 12h-7

MassMutual Ascend Life relies on the exemption provided by Rule 12h-7 under the Securities Exchange Act of the 1934 Act from the requirement to file reports pursuant to Section 15(d) of that Act.

Legal Proceedings

MassMutual Ascend Life and its subsidiaries are involved in litigation from time to time, generally arising in the ordinary course of business. This litigation may include, but is not limited to, general commercial disputes, lawsuits brought by contract owners and policyholders, employment matters, reinsurance collection matters and actions challenging certain business practices of insurance subsidiaries. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, MassMutual Ascend Life does not believe any such action or proceeding will have a material adverse effect upon its ability to meet its obligations under the Contracts.

Legal Opinion on Contracts

Legal matters in connection with federal laws and regulations affecting the issue and sale of the Contracts described in this prospectus and the organization of MassMutual Ascend Life, its authority to issue such Contracts under Ohio law, and the validity of the forms of the Contracts under Ohio law have been passed on by John P. Gruber, General Counsel of MassMutual Ascend Life.

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Securities and Exchange Commission Position on Indemnification

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers or persons controlling MassMutual Ascend Life pursuant to its articles of incorporation or its code of regulations or pursuant to any insurance coverage or otherwise, MassMutual Ascend Life has been informed that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act of 1933 and is therefore unenforceable.

EXPERTS

The statutory financial statements and financial statement schedules of MassMutual Ascend Life Insurance Company as of December 31, 2022, and for each of the two years then ended, have been included herein in reliance upon the report of [ ], independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

The [ ] report dated [ ], 2023 of MassMutual Ascend Life Insurance Company includes explanatory language that states that the financial statements are prepared by MassMutual Ascend Life Insurance Company using statutory accounting practices prescribed or permitted by the Ohio Department of Insurance, which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the [ ] audit report states that the financial statements are not presented fairly in accordance with U.S. generally accepted accounting principles and further states that those statements are presented fairly, in all material respects, in accordance with statutory accounting practices prescribed or permitted by the Ohio Department of Insurance.

The statutory-basis financial statements of MassMutual Ascend Life Insurance Company as of December 31, 2020 and for the year then ended, appearing in this Prospectus and Registration Statement have been audited by [ ], independent auditors, as set forth in their report included thereon. These statutory-basis financial statements are included in this registration statement in reliance on the report of [ ] given on the authority of such firm as experts in accounting and auditing.

The [ ] report dated May 14, 2021 of MassMutual Ascend Life Insurance Company includes explanatory language that states that the financial statements are prepared by MassMutual Ascend Life Insurance Company using statutory accounting practices prescribed or permitted by the Ohio Department of Insurance, which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the [ ] audit report states that the financial statements are not presented fairly in accordance with U.S. generally accepted accounting principles and further states that those statements are presented fairly, in all material respects, in accordance with statutory accounting practices prescribed or permitted by the Ohio Department of Insurance.

THE REGISTRATION STATEMENT

We filed a Registration Statement with the Securities and Exchange Commission under the Securities Act of 1933 relating to the Contracts offered by this prospectus. This prospectus was filed as a part of the Registration Statement, but it does not constitute the complete Registration Statement. The Registration Statement contains further information relating to the Company and the Contracts. The Registration Statement and the exhibits thereto may be inspected and copied at the office of the Securities and Exchange Commission, located at 100 F Street, N.E., Washington, D.C., and may also be accessed at www.sec.gov. The Securities and Exchange Commission file number for the Contract is 333-269562.

Statements in this prospectus discussing the content of the Contracts and other legal instruments are summaries. The actual documents are filed as exhibits to the Registration Statement. For a complete statement of the terms of the Contracts or any other legal document, refer to the appropriate exhibit to the Registration Statement.

OPTION PRICES

In order to calculate the Daily Value Percentage of an Indexed Strategy, we determine the prices of the hypothetical options using a valuation model. The price of each option is stated as a percentage of the Index at the last Market Close on or before the first day of the Term.

•	ATM Call Option Price (at-the-money call option)

The ATM Call Option Price is the calculated price of a hypothetical call option that will pay the holder an amount equal to the percentage rise, if any, in the Index from the last Market Close on or before the start of the Term to the final Market Close of the Term.

•	ATM Put Option Price (at-the-money put option)

The ATM Put Option Price is the calculated price of a hypothetical put option that will pay the holder an amount equal to the percentage fall, if any, in the Index from the last Market Close on or before the start of the Term to the final Market Close of the Term.

•	OTM Call Option Price (out-of-the-money call option)

The OTM Call Option Price is the calculated price of a hypothetical call option that will pay the holder an amount equal to the percentage rise, if any, in the Index from the last Market Close on or before the start of the Term to the final Market Close of the Term, but only to the extent it exceeds the Cap for the Term.

•	OTM Put Option Price (out-of-the-money put option)

The OTM Put Option Price is the calculated price of a hypothetical put option that will pay the holder an amount equal to the percentage fall, if any, in the Index from the last Market Close on or before the start of the Term to the final Market Close of the Term, but only to the extent it exceeds the Buffer or Floor for the Term.

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Valuation Model

We use a mathematical model to calculate the price of the hypothetical options in our formulas because direct prices of comparable options are generally not available. Options in the marketplace do not directly align with (1) the time remaining in a Term and (2) the strike prices for any of the hypothetical options used in the calculation of the Daily Value Percentage.

Valuation models are widely used for option pricing and the model we use is based on standard methods for valuing derivatives. The methodology used to value these options is determined solely by us and the results of our valuation model may vary, higher or lower, from other estimated valuations or the actual selling price of identical derivatives. Any variance between our valuations and other estimated or actual prices may be different from Indexed Strategy to Indexed Strategy and may also change from day to day. Our valuation model calculates the theoretical price of options using the following inputs: initial and current Index levels or prices, expected dividend yield, option strike prices, expected interest rates, time, and implied volatility of option prices. Below is a brief explanation of the components of the model, which we receive from third party vendors.

•	Index Levels or Prices

The initial Index level or price for a Term is the Index provided to us for the last Market Close on or before the first day of the Term. The current Index level or price is the Index provided to us for the most recent Market Close. We rely on third parties, such as Index providers and financial reporting vendors, to provide us with the Index level or price for each Market Close.

•	Dividend Yield (Div)

Dividend Yield is the dividend yield to the end of the Term as of a calculation date where the dividend yield is (1) interpolated from yields or (2) implied from market data as reported by Bloomberg or another market source.

For the S&P 500 Index, the dividend yield will reduce the Index level and the applicable call option prices.

•	Strike Price (K)

Strike Price is a value that varies for each type of option.

ATM call option strike price = Index at the start of the Term

ATM put option strike price = Index at the start of the Term

OTM call option strike price = Index at the start of the Term multiplied by (1 + Cap). [For example, if the Cap is 8%, the OTM call option strike price is equal to the Index at the start of the Term multiplied by 1 + .08, or 1.08].

OTM put option strike price = Index at the start of the Term multiplied by (1- Buffer) for a Buffer Strategy or (1 + Floor) for a Floor Strategy. [For example, for a 10% Buffer Strategy, the OTM put option strike price is equal to the Index at the start of the Term multiplied by 1- .10, or .90; for a -10% Floor Strategy, the OTM put option strike price is equal to the Index at the start of the Term multiplied by 1 + -.10, or 0.90]

•	Interest Rate (Rate)

Interest Rate is a rate based on key derivative interest rates obtained from information provided by Bloomberg or another market source. These interest rates are obtained for maturities adjacent to the actual time remaining in the Term on the calculation date. We use interpolation to derive the rate used as our input for the model.

•	Time (T)

Time is the portion of the Term that remains as measured by the following formula.

Time = number of calendar days from calculation date to end of Term / number of calendar days in Term

•	Implied Volatility (Vol)

Volatility is the implied volatility of option prices. It is approximated daily using observed option prices as reported by Bloomberg or another market source. For each hypothetical option included in the calculation, we approximate the volatility of option prices by interpolating between (1) implied volatilities for similar options with the closest available time remaining and (2) strike prices.

Implied volatility varies with (1) how much time remains until the end of a Term, which is determined by using an expiration date for the designated option that corresponds to that time remaining and (2) the relationship between the strike price of that option and the value of the Index at the time of the calculation. This relationship is referred to as the “moneyness” of the option described above, and is calculated as the ratio of current price to strike price.

Direct market data for these inputs is generally not available because options on an Index that actually trade in the market have (1) specific maturity dates that are unlikely to precisely match the end date of a Term and (2) moneyness values that are unlikely to precisely match the moneyness of the designated option that we use in our calculations. Accordingly, we interpolate between the implied volatility quotes that are based on the actual maturities and moneyness values.

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EXAMPLES: IMPACT OF WITHDRAWALS ON CONTRACT VALUES AND AMOUNTS REALIZED

Examples A through D below are intended to show you how a withdrawal from an Indexed Strategy before the end of the Term affects the Indexed Strategy values and amounts realized at the end of the Term.

Example A: Withdrawal When Index Rising Steadily

This example assumes:

•	you allocate $50,000 to the S&P 500 1-Year 10% Buffer with Cap Indexed Strategy and $50,000 to the S&P 500 1-Year -10% Floor with Cap Indexed Strategy;

•	the Cap for the initial Term of the S&P 500 1-Year 10% Buffer with Cap Indexed Strategy is 10% and the Cap for the initial Term of the S&P 500 1-Year -10% Floor with Cap Indexed Strategy is 6%;

•	the S&P 500 is 1000 on the Term start date;

•

you request a $10,000 withdrawal on Day 146 when the Daily Value Percentage is 2.45% for the S&P 500 1-Year 10% Buffer with Cap Strategy and 0.62% for the S&P 500 1-Year -10% Floor with Cap Indexed Strategy;

•	advisory fees are taken from other assets under management, or only at the end of the Term;

•	you do not take any other withdrawals during the initial Term;

•

the MVA Interest Rate has fallen by an amount equal to the spread factor and therefore no Market Value Adjustments apply (If Market Value Adjustments did apply, the amounts realized at the end of the Term would be reduced by the withdrawal and reduced or increased by the amount of the Market Value Adjustment);

•	the S&P 500 is 1130 on the Term end date; and

•	you have not made a Performance Lock election.

Please note that even with a rising Index, the Daily Value Percentage may be negative or lower than the Index rise because the Net Option Price is not equal to the current Index price, and because the Daily Value Percentage calculation subtracts the Amortized Option Cost and Trading Cost from the Net Option Price.

Impact of $10,000 Withdrawal from Each Strategy in Month 4 of Term	S&P 500 1-Year 10% Buffer with Cap	S&P 500 1-Year -10% Floor with Cap
Investment Base at Term Start	$50,000	$50,000
Daily Value Percentage on Withdrawal Date	2.45%	0.62%
Dollar Amount of Increase on Withdrawal Date	$50,000 x .0245 = $1,225	$50,000 x .0062 = $310
Strategy Value before Withdrawal	$50,000 + $1,225 = $51,225	$50,000 + $310 = $50,310
Amount Withdrawn*	$5,045	$4,955
Withdrawal as Percentage of Strategy Value	$5,045 / $51,225 = 9.85%	$4,955 / $50,310 = 9.85%
Proportional Reduction in Investment Base	$50,000 x .0985 = $4,924	$50,000 x .0985 = $4,924
Investment Base after Withdrawal	$50,000 - $4,924 = $45,076	$50,000 -$ 4,924 = $45,076
Value at End of Term
Investment Base after Withdrawal	$45,076	$45,076
Index at Term Start	1000	1000
Index at Term End	1130	1130
Rise in Index	13%	13%
Cap	10%	6%
Increase as a Percentage	10%	6%
Dollar Amount of Increase	$45,076 x .10 = $4,508	$45,076 x .06 = $2,705
Strategy Value at Term End	$45,076 + $4,508 = $49,583	$45,076 + $2,705 = $47,780

*

Note: The withdrawal is taken proportionally from each Indexed Strategy, based on the ratio of that Strategy’s value to the total value of all Indexed Strategies immediately before the withdrawal. In this example, the total value of all Indexed Strategies immediately before the withdrawal was $101,535 ($51,225 + $50,310). The S&P 500 1-Year 10% Buffer with Cap Indexed Strategy value was 50.45% of that total value ($51,225 / $101,535 = 50.45%), so 50.45% of the $10,000 withdrawal ($5,045) was taken from it. The S&P 500 1-Year -10% Floor with Cap Indexed Strategy value was 49.55% of that total value ($50,310 / $101,535 = 49.55%), so 49.55% of the $10,000 withdrawal ($4,955) was taken from it.

In this example, you invested $50,000 in the Buffer with Cap Strategy and $50,000 in the Floor with Cap Strategy, and at the end of the Term you realized $107,363 ($10,000 withdrawal plus the Strategy values of $49,583 and $47,780 at the end of the Term). Had no withdrawal occurred, your Strategy values at the end of the Term would have totaled $108,000 ($50,000 plus 10% increase for the Buffer with Cap Strategy, and $50,000 plus 6% increase for the Floor with Cap Strategy).

This hypothetical combined Strategy values of $108,000 exceeds the amount realized of $107,363 because the portion of the Investment Base withdrawn from each Strategy did not earn the increases (10% and 6% respectively) it would have earned if it had been left in the respective Strategy for the entire Term.

In this example, the Buffer with Cap Strategy performed better than the Floor with Cap Strategy because the Buffer with Cap Strategy had a higher Cap than the Floor with Cap Strategy.

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Example B: Withdrawal When Index Falling Steadily

This example assumes:

•	you allocate $50,000 to the S&P 500 1-Year 10% Buffer with Cap Strategy, and $50,000 to the S&P 500 1-Year 10% Floor with Cap Strategy;

•	the S&P 500 is 1000 on the Term start date;

•	you request a $10,000 withdrawal on Day 146 when the Daily Value Percentage is -2.1% for the S&P 500 1-Year 10% Buffer with Cap Strategy and -2.4% for the S&P 500 1-Year -10% Floor with Cap Strategy;

•	advisory fees are taken from other assets under management, or only at the end of the Term;

•	you do not take any other withdrawals during the initial Term;

•

the MVA Interest Rate has fallen by an amount equal to the spread factor and therefore no Market Value Adjustments apply (If Market Value Adjustments did apply, the amounts realized at the end of the Term would be reduced by the withdrawal and reduced or increased by the amount of the Market Value Adjustment);

•	the S&P 500 is 750 on the Term end date; and

•	you have not made a Performance Lock election

Please note that the Daily Value Percentage may be more negative than the fall in the Index because the Net Option Price is not equal to the current Index price, and because the Daily Value Percentage calculation subtracts the Amortized Option Cost and Trading Cost from the Net Option Price.

Impact of $10,000 Withdrawal from Each Strategy on Day 146 of Term	S&P 500 1-Year 10% Buffer with Cap	S&P 500 1-Year -10% Floor with Cap
Investment Base at Term Start	$50,000	$50,000
Daily Value Percentage on Withdrawal Date	-2.1%	-2.4%
Dollar Amount of Decrease on Withdrawal Date	$50,000 x -.021 = - $1,050	$50,000 x -.024 = -$1,200
Strategy Value before Withdrawal	$50,000 - $1,050 = $48,950	$50,000 - $1,200 = $48,800
Amount Withdrawn*	$5,008	$4,992
Withdrawal as Percentage of Strategy Value	$5,008 / $48,950 = 10.23%	$4,992 / $48,800 = 10.23%
Proportional Reduction in Investment Base	$50,000 x .1023 = $5,115	$50,000 x .1023 = $5,115
Investment Base after Withdrawal	$50,000 - $5,115 = $44,885	$50,000 - $5,115 = $44,885
Value at End of Term
Investment Base after Withdrawal	$44,885	$44,885
Index at Term Start	1000	1000
Index at Term End	750	750
Fall in Index	-25%	-25%
Buffer	10%	n/a
Floor	n/a	10%
Decrease as a Percentage	25%— 10% = -15%	Max (-25%, -10%) = -10%
Dollar Amount of Decrease	$44,885 x .15 = $6,733	$44,885 x .10 = $4,488
Strategy Value at Term End	$44,885 - $6,733 = $38,152	$44,885 - $4,488= $40,396

*

Note: The withdrawal is taken proportionally from each Indexed Strategy, based on the ratio of that Strategy’s value to the total value of all Indexed Strategies immediately before the withdrawal. In this example, the total value of all Indexed Strategies immediately before the withdrawal was $97,750 ($48,950 + $48,800). The S&P 500 1-Year 10% Buffer with Cap Strategy value was 50.08% of that total value ($48,950 / $97,750 = 50.08%), so 50.08% of the $10,000 withdrawal ($5,008) was taken from it. The S&P 500 1-Year -10% Floor with Cap Strategy value was 49.92% of that total value ($48,800 / $97,750 = 49.92%), so 49.92% of the $10,000 withdrawal ($4,992) was taken from it.

In this example, you invested $50,000 in the Buffer Strategy and $50,000 in the Floor Strategy, and at the end of the Term you realized $88,548 ($10,000 withdrawal plus the Strategy values of $38,152 and $40,396 at the end of the Term). Had no withdrawal occurred, your Strategy values at the end of the Term would have totaled $87,500 ($50,000 minus 15% decrease for the Buffer Strategy and $50,000 minus 10% decrease for the Floor Strategy).

The amount realized of $88,548 exceeds this hypothetical combined Strategy value of $87,500 because the portion of the Investment Base withdrawn from each Strategy was not subject to the 10%-15% decrease it would have suffered if it had been left in the respective Strategies for the entire Term.

The Strategy value at Term end is highest for the Floor Strategy ($40,396) and lowest for the Buffer Strategy ($38,152). Though the proportionality rules relating to withdrawals keep each Strategy’s Investment Base equal to the others after the withdrawals, the different decreases that result from the 25% drop in the Index value (-10% for the Floor Strategy and -15% for the Buffer Strategy) lead to different Strategy values at Term end.

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Example C: Withdrawal When Index Rises

This example assumes:

•	you allocate your entire $50,000 Purchase Payment to the S&P 500 1-Year 10% Buffer with Cap Indexed Strategy when the S&P 500 is 1900;

•	the Contract Effective Date and the Term start date are both April 6, 2024;

•	the Cap for the initial Term of that Strategy is 12%;

•	you request a $10,000 withdrawal on August 1, 2024 when the Daily Value Percentage is 1% and the MVA factor is -4.17%;

•	you instruct us to pay the entire $10,000 to you, which results in an additional withdrawal for the Market Value Adjustment;

•	advisory fees are taken from other assets under management, or only at the end of the Term;

•	you do not take any other withdrawals during the initial Term;

•	the S&P 500 is 2033 on the Term end date of April 6, 2025; and

•	you have not made a Performance Lock election.

Term Start Date	April 6, 2024
Strategy Value	$50,000	See Footnote 1 below.
Investment Base	$50,000	See Footnote 1 below.
Cap for Term	12%	See Footnote 2 below.
Index	1900
Withdrawal Date	August 1, 2024
Daily Value Percentage on Withdrawal Date	1%
Dollar Amount of Increase on Withdrawal Date	$500	See Footnote 3 below.
Strategy Value before Withdrawal	$50,500	See Footnote 4 below.
Amount of Withdrawal Requested (Net After MVA)	$10,000
Negative Market Value Adjustment	$435	See Footnote 5 below.
Total Amount Withdrawn	$10,435	See Footnote 5 below.
Withdrawal as Percentage of Strategy Value	20.66%	See Footnote 6 below.
Proportional Reduction in Investment Base	$10,330	See Footnote 6 below.
Investment Base after Withdrawal	$39,670	See Footnote 7 below.
Strategy Value after Withdrawal	$40,065	See Footnote 8 below.
Term End Date	April 6, 2025
Index	2033
Rise in Index	7%	See Footnote 9 below.
Increase as a Percentage	7%	See Footnote 10 below.
Investment Base after Withdrawal	$39,670	See Footnote 7 below.
Dollar Amount of Increase	$2,777	See Footnote 10 below.
Strategy Value at Term End	$42,447	See Footnote 11 below.

Footnote 1. On the Term start date, the Strategy value is equal to the amount applied to the Strategy on the Term start date. The amount applied on the Term start date is also the beginning Investment Base.

Footnote 2. The Cap is the largest rise in the Index (measured from the start of the Term to end of the Term) taken into account to determine any increase at the end of a Term. In this example, the Cap is 12%, which means it will not affect the calculation of any increase unless the Index rises by more than 12%.

Footnote 3. When the Daily Value Percentage is positive, we use the following formula in calculating the Strategy value before the end of the Term.

Formula	Investment Base x Daily Value Percentage = dollar amount of increase
Calculation	$50,000 x 1% = $500

Footnote 4. In this example, the Daily Value Percentage is positive on the withdrawal date and you have not taken any withdrawals before that date. This means the Strategy value on the withdrawal date is the Investment Base plus the increase for the Daily Value Percentage on that date.

Formula	Investment Base + dollar amount of increase = Strategy value
Calculation	$50,000 + $500 = $50,500

Footnote 5. The Market Value Adjustment that would apply to your withdrawal is equal to the amount subject to the charge multiplied by the MVA factor. The amount subject to the charge includes the charge itself. In this example, the withdrawal occurs when the MVA factor is -4.17%. There is no Market Value Adjustment after Contract Year 6.

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In this example you requested a specific withdrawal amount, so you will receive the amount you requested. If a Market Value Adjustment applies, we also increase or decrease the amount withdrawn from your Contract by an amount equal to the Market Value Adjustment.

To determine the amount of the Market Value Adjustment, the total amount withdrawn can be determined first by dividing the requested withdrawal by the sum of 1 and the MVA factor.

Formula	Requested withdrawal / (1.00 + MVA factor) = total amount withdrawn
Calculation	$10,000 / (1.00 + -0.0417) = $10,000 / 0.9583 = $10,435

The Market Value Adjustment can then be calculated by multiplying the total amount withdrawn by the MVA factor.

Formula	Total amount withdrawn x MVA factor = Market Value Adjustment
Calculation	$10,435 x -0.0417 = -$435, or a negative Market Value Adjustment of $435

Footnote 6. When you take a withdrawal, the deduction from the Investment Base taken is proportional to the reduction in the value of the Indexed Strategy due to the withdrawal. If the Strategy value on the withdrawal date is higher than the Investment Base, the proportional reduction in the Investment Base will be less than the total amount withdrawn.

Formula	Total amount withdrawn / Strategy value before withdrawal = withdrawal as percentage of Strategy value
Calculation	$10,435 / $50,500 = 20.66%

Formula	Investment Base before withdrawal x withdrawal as percentage of Strategy value = proportional reduction in Investment Base
Calculation	$50,000 x 20.66% = $10,330

Footnote 7. On the withdrawal date after the withdrawal, the Investment Base is equal to the Investment Base before the withdrawal minus the proportional reduction in the Investment Base for the withdrawal.

Formula	Investment Base before withdrawal – proportional reduction in Investment Base for withdrawal = Investment Base after withdrawal
Calculation	$50,000—$10,330 = $39,670

Footnote 8. On the withdrawal date, the Strategy value after the withdrawal is equal to Strategy value before the withdrawal minus the total amount withdrawn.

Formula	Strategy value before withdrawal – total amount withdrawn = Strategy value after withdrawal
Calculation	$50,500 - $10,435 = $40,065

Footnote 9. The rise in the Index on the Term end date is equal to the percentage change in the Index measured from the Term start date to the Term end date.

Formula	(Index on Term end date – Index on Term start date) / Index on Term start date = rise in Index
Calculation	(2033 – 1900) / 1900 = 7%

Footnote 10. When the Index has risen for the Term, we use the following formulas to calculate the increase for an Indexed Strategy.

Formula	If the rise in Index is less than Cap, then rise in Index = increase percentage based on rise in Index
Calculation	7% rise in Index < 12% cap, so increase percentage = 7%

Formula	Investment Base x increase percentage based on rise in Index = dollar amount of increase based on rise in Index
Calculation	$39,670 x 7% = $2,777

Footnote 11. In this example, there has been a rise in the Index for the Term and you have taken a $10,000 withdrawal during the Term. This means the Strategy value at the end of the Term is the Investment Base on the Term end date plus the increase for the rise in the Index for the Term.

Formula	Investment Base on Term end date + dollar amount of increase based on rise in Index = Strategy value on Term end date
Calculation	$39,670 + $2,777 = $42,447

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Example D: Withdrawal When Index Falls

This example assumes:

•	you allocate your entire $50,000 Purchase Payment to the S&P 500 1-Year 10% Buffer with Cap indexed Strategy when the S&P 500 is 1900;

•	the Contract Effective Date and the Term Start Date are both April 6, 2024;

•	you request a $10,000 withdrawal on August 1, 2024 when the Daily Value Percentage is -6% and the MVA factor is -4.17%;

•	you instruct us to pay the entire $10,000 to you, which results in an additional withdrawal for the Market Value Adjustment;

•	advisory fees are taken from other assets under management, or only at the end of the Term;

•	you do not take any other withdrawals during the initial Term;

•	the S&P 500 is 1672 on the Term end date of April 6, 2025; and

•	you have not made a Performance Lock election.

Term Start Date	April 6, 2024
Strategy Value		$50,000	See Footnote 1 below.
Investment Base		$50,000	See Footnote 1 below.
Buffer		10%	See Footnote 2 below.
Index		1900
Withdrawal Date	August 1, 2024
Daily Value Percentage on Withdrawal Date		-6%
Dollar Amount of Decrease on Withdrawal Date		$3,000	See Footnote 3 below.
Strategy Value before Withdrawal		$47,000	See Footnote 4 below.
Amount of Withdrawal Requested (Net After MVA)		$10,000
Negative Market Value Adjustment		$435	See Footnote 5 below.
Total Amount Withdrawn		$10,435	See Footnote 5 below.
Withdrawal as Percentage of Strategy Value		22.2%	See Footnote 6 below.
Proportional Reduction in Investment Base		$11,100	See Footnote 6 below.
Investment Base after Withdrawal		$38,900	See Footnote 7 below.
Strategy Value after Withdrawal		$36,565	See Footnote 8 below.
Term End Date	April 6, 2025
Index		1672
Change in Index		-12%	See Footnote 9 below.
Change as a Percentage		-2%	See Footnote 10 below.
Investment Base after Withdrawal		$38,900	See Footnote 7 below.
Dollar Amount of Decrease	-$	778	See Footnote 10 below.
Strategy Value at Term End		$38,122	See Footnote 11 below.

Footnote 1. On the Term start date, the Strategy value is equal to the amount applied to the Strategy on the Term start date. The amount applied on the Term start date is also the beginning Investment Base.

Footnote 2. The Buffer is the decrease in the value of an Index (measured from the start of the Term to end of the Term) that is disregarded when determining the Loss for the Term. For each Term of each Buffer Strategy that we currently offer with this Contract, the Buffer is 10%. The Buffer will not change from Term to Term.

Footnote 3. When the Daily Value Percentage is negative, we use the following formula to calculate the Strategy value before the end of the Term.

Formula	Investment Base x Daily Value Percentage = dollar amount of decrease
Calculation	$50,000 x -6% = -$3,000

Footnote 4. In this example, the Daily Value Percentage is negative on the withdrawal date and you have not taken any withdrawals before that date. This means the Strategy value on the withdrawal date is the Investment Base, minus the decrease for the Daily Value Percentage on that date.

Formula	Investment Base – dollar amount of decrease = Strategy value
Calculation	$50,000—$3,000 = $47,000

Footnote 5. The Market Value Adjustment that would apply to your withdrawal is equal to the amount subject to the charge multiplied by the MVA factor. The amount subject to the charge includes the charge itself. In this example, the withdrawal occurs when the MVA factor is -4.17%. There is no Market Value Adjustment after Contract Year 6.

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In this example you requested a specific withdrawal amount, so you will receive the amount you requested. If a Market Value Adjustment applies, we also increase or decrease the amount withdrawn from your Contract by an amount equal to the Market Value Adjustment.

To determine the amount of the Market Value Adjustment, the total amount withdrawn can be determined first by dividing the requested withdrawal by the sum of 1 and the MVA factor.

Formula	Requested withdrawal / (1.00 + MVA factor) = total amount withdrawn
Calculation	$10,000 / (1.00 + -0.0417) = $10,000 / 0.9583 = $10,435

The Market Value Adjustment can then be calculated by multiplying the total amount withdrawn by the MVA factor.

Formula	Total amount withdrawn x MVA factor = Market Value Adjustment
Calculation	$10,435 x -0.0417 = -$435, or a negative Market Value Adjustment of $435

Footnote 6. When you take a withdrawal, the deduction from the Investment Base taken is proportional to the reduction in the value of the Indexed Strategy due to the withdrawal. If the Strategy value on the withdrawal date is less than the Investment Base, the proportional reduction in the Investment Base will be more than the total amount withdrawn.

Formula	total amount withdrawn / Strategy value before withdrawal = withdrawal as percentage of Strategy value
Calculation	$10,435 / $47,000 = 22.2%

Formula	Investment Base before withdrawal x withdrawal as percentage of Strategy value = proportional reduction in Investment Base
Calculation	$50,000 x 22.2% = $11,100

Footnote 7. On the withdrawal date, the Investment Based after the withdrawal is equal to the Investment Base before the withdrawal minus the proportional reduction in the Investment Base for the withdrawal.

Formula	Investment Base before withdrawal—proportional reduction in Investment Base for withdrawal = Investment Base after withdrawal
Calculation	$50,000—$11,100 = $38,900

Footnote 8. On the withdrawal date, the Strategy value after the withdrawal is equal to the Strategy value before the withdrawal minus the total amount withdrawn.

Formula	Strategy value before withdrawal—total amount withdrawn = Strategy value after withdrawal
Calculation	$47,000—$10,435 = $36,565

Footnote 9. The fall in the Index on the Term end date is equal to the percentage change in the Index measured from the Term start date to the Term end date.

Formula	(Index on Term end date—Index on Term start date) / Index on Term start date
Calculation	(1672—1900) / 1900 = -12%

Footnote 10. When the Index has fallen over the Term, we use the following formula to calculate the decrease.

Formula	If the Index falls more than -10%, Fall in Index—Buffer = decrease as a percentage based on fall in Index
Calculation	-12%—-10% = -2%

Formula	Investment Base x decrease percentage based on fall in Index = dollar amount of decrease based on fall in Index
Calculation	$38,900 x -2% = -$778

Footnote 11. In this example, there has been a fall in the Index over the Term and you have taken a $10,000 withdrawal during the Term. This means the Strategy value on at the end of the Term is the Investment Base on the Term end date minus the decrease for the fall in the Index over the Term.

Formula	Investment Base on Term end date – dollar amount of decrease based on fall in Index = Strategy value on Term end date
Calculation	$38,900—$778 = $38,122

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STATE VARIATIONS

This prospectus describes the material features of the Contract. Contracts issued in your state may provide different features and benefits from, and impose different costs than, those described in this prospectus because of state law variations. However, please note that the maximum charge is set forth in this prospectus. If you would like to review a copy of the Contract and any endorsements, contact us at P.O. Box 5423, Cincinnati, OH 45201-5423, visit our website at www.massmutualascends.com or call us at 1-800-789-6771.

The following information is a summary of material state variations as of the date of this prospectus.

Temporary Holding Account

For Contracts Issued in Missouri

For Contracts issued in Missouri, there is no Declared Rate Strategy. Amounts can be allocated or reallocated to a Temporary Holding Account. The value of the Temporary Holding Account is equal to: (1) the amounts applied to the Temporary Holding Account at the start of the current Term; minus (2)    each withdrawal taken from the Temporary Holding Account during the current Term; minus (3) each rider charge taken from the Temporary Holding Account during the current Term; and plus (4) interest that we have credited on the balances in the Temporary Holding Account for the current Term.

The Temporary Holding Account earns interest daily at an annual effective rate equal to the interest rate used to calculate the minimum value under Missouri standard nonforfeiture law for a fixed annuity contract on the Contract issue date.

Allocations and reallocations to the Temporary Holding Account are subject to the Allocation Limit.

At the end of a Term, to the extent any amount cannot be applied to a Temporary Holding Account for the next Term because the amount is over the Allocation Limit, unless you send us a request to reallocate that amount we will apply the amount to the S&P 500 –10% Floor Strategy.

Amounts taken from the Temporary Holding Account on a withdrawal or a Surrender are not subject to a Market Value Adjustment.

Market Value Adjustment

For Contracts Issued in Connecticut, Indiana, and Maryland

The MVA formula does not include a spread factor. The MVA factor is equal to:

(A – B) x N

Where:

A =	the MVA Index Interest Rate on the Contract Effective Date;

B =	the MVA Index Interest Rate for the date of the withdrawal or Surrender; and

N =	the number of whole and partial years remaining to the sixth Contract Anniversary.

General

For Contracts Issued in Illinois

References to “spouse” have been changed to “spouse or civil union partner.”

For Contracts Issued in Missouri

No Performance Lock election is permitted.

When taken from Indexed Strategies, withdrawals are taken proportionately without regard to Term length.

The Declared Rate Strategy is not available.

Certain Indexed Strategies are not available.

For Contracts Issued in Nebraska

No performance Lock election is currently permitted.

Certain Indexed Strategies are not available.

For Contracts Issued in New Jersey

References to “spouse” have been changed to “spouse or civil union partner.”

Extended Care Waiver Rider

For Contracts Issued in California

The Waiver of Market Value Adjustments for Facility Care or Home Care or Community-Based Services Rider (CA Rider) provides a waiver under an expanded set of circumstances. The waiver will apply if, at the time of a Surrender, or within the immediately preceding 90 days, the following conditions are met: (1) the insured is confined in a facility or is receiving, as prescribed by a physician, registered nurse or licensed social worker,

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home care or community-based services; (2) the insured’s confinement in a facility, the insured’s receipt of home care or community-based services, or any combination thereof has continued for a period of at least 90 consecutive days; and (3) the first day of such 90-day period was at least one year after the contract effective date. Facility includes a skilled nursing facility, a convalescent nursing home, or an extended care facility or a residential care facility or a residential care facility for the elderly. Home care or community-based services includes home health care, adult day care, personal care, homemaker services, hospice services and respite care as defined in the rider. Additional conforming changes have been made including revised and new definitions, and inclusion of a description of circumstances under which the waiver does not apply. The termination provision has been modified to reflect that the rider will not terminate if you transfer or assign an interest in the contract to a person or entity other than the insured.

For Contracts Issued in Connecticut

The conditions under which the waiver applies have been modified. The waiver will apply if at the time of a Surrender or within the immediately preceding 90 days all of the following conditions are met: (1) an insured is confined in a long-term care facility or hospital; and (2) the confinement has continued for a period of at least 90 consecutive days.

For Contracts Issued in Kansas

The conditions under which the waiver applies have been modified. The first day of confinement must be at least 90 days after the contract effective date, rather than one year after the contract effective date.

For Contracts Issued in Massachusetts

This waiver rider is not available in Massachusetts.

For Contracts Issued in Missouri

This waiver rider is not available in Missouri.

For Contracts Issued in Montana

The definition of medically necessary has been modified and refers to the Insured’s physician.

For Contracts Issued in Nebraska

The definition of skilled nursing facility has been modified by adding a licensed practical nurse to the list of persons who may provide nursing services or supervise the provision of nursing services.

For Contracts Issued in New Hampshire

The definition of skilled nursing facility has been modified by changing the phrase “licensed and operated as a skilled nursing facility” to “operated as a skilled nursing facility.”

For Contracts Issued in Pennsylvania

The conditions under which the waiver is available have been modified. The waiver will apply if at the time of a Surrender or within the immediately preceding 90 days all of the following conditions are met: (1) an insured is confined in one or more long-term care facilities, hospital, or a combination of such; (2) the confinement is prescribed by a physician and is medically necessary; (3) the first day of the confinement is at least one year after the contract effective date; and (4) the confinement has continued for a period of at least 90 consecutive days, or has continued for a total of at least 90 days if each successive confinement occurs within six months of the previous confinement and is for the same related medical cause.

The definition of long-term care facility has been modified. The following facilities have been deleted from the list of facilities excluded from that definition: a facility that primarily treats drug addicts and a facility that is a home for the mentally ill. An exclusion provision has been added to clarify that the waiver will not apply if the insured is confined in a long-term care facility or hospital for the treatment of certain types of drug addiction or mental illnesses.

The definition of hospital has been modified by changing the phrase “it maintains, or has access to, medical, diagnostic, and major surgical facilities” to “it maintains, or has access to, medical and diagnostic facilities.”

For Contracts Issued in Vermont

The definition of long-term care facility has been modified. The following facilities have been deleted from the list of excluded facilities: a facility that primarily treats drug addicts, a facility that primarily treats alcoholics, and a facility that is a home for the mentally ill. In addition, the definition of physician has been modified by changing the phrase “a person who is licensed in the United States as a medical doctor or a doctor of osteopathy and who is practicing within the scope of his or her license” to “a person who is licensed in the United States who is providing medical care and treatment when such services are provided within the scope of his or her license and provided pursuant to applicable law.”

For Contracts Issued in Washington

The waiver is based on confinement to an extended care facility or hospital rather than a long-term care facility or hospital. Definitions are modified to reflect the new terminology, references to “skilled nursing facility” are changed to “nursing facility” and the related definition is modified. In the definition of nursing facility and hospital, a licensed practical nurse is added to the list of persons who may provide nursing services or supervise the provision of nursing services.

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Terminal Illness Waiver Rider

For Contracts Issued in Illinois

As a result of the terminal illness, your life expectancy must be 24 months from the date of death, rather than 12 months.

For Contracts Issued in Kansas

As a result of the terminal illness, your life expectancy must be 24 months from the date of death, rather than 12 months. The diagnosis must be rendered 90 days after the contract effective date, rather than one year after the contract effective date.

For Contracts Issued in New Jersey

The requirement related to the timing of the diagnosis does not apply. But the waiver will not be available until at least one year after the contract effective date.

For Contracts Issued in Massachusetts

This waiver rider is not available in Massachusetts.

For Contracts Issued in Pennsylvania

The diagnosis must be rendered after the contract effective date, rather than one year after the contract effective date. But the waiver will not be available until at least one year after the contract effective date. In addition, the waiver is based on a terminal condition as defined in the rider, rather than a terminal illness.

For Contracts Issued in Texas

The diagnosis must be rendered on or after the contract effective date, rather than one year after the contract effective date.

For Contracts Issued in Washington

As a result of the terminal illness, your life expectancy must be 24 months from the date of death, rather than 12 months.

Form of Annuity Payout Benefit

For Contracts Issued in Texas:

Payments under a Payout Option are subject to a $50 minimum.

Right to Cancel (Free Look)

State law governs the length of the free look period and the amount of the refund that you will receive. The period and amount may differ if you are replacing a life insurance policy or annuity contract. The table below summarizes the state law provisions.

For Contracts Issued in:	Free Look Period	Refund	Replacement Free Look Period	Replacement Refund
Alabama	20 days	Account Value	30 days	Account Value + Fees/Charges
Alaska	20 days	Account Value + Fees/Charges	30 days	Account Value + Fees/Charges
Arizona	20 days	Account Value + Fees/Charges	30 days	Account Value + Fees/Charges
Arkansas	20 days	Account Value	30 days	Account Value
California	30 days	Account Value + Fees/Charges Note: If owner is age 60 or older, refund amount is Purchase Payments.	30 days	Account Value + Fees/Charges Note: If owner is age 60 or older, refund amount is Purchase Payments.
Colorado	20 days	Account Value	30 days	Account Value + Fees/Charges
Connecticut	20 days	Account Value + Fees/Charges	30 days	Account Value + Fees/Charges
Delaware	20 days	Account Value	30 days	Purchase Payments
District of Columbia	20 days	Account Value	30 days	Account Value
Florida	21 days	Account Value + Fees/Charges	30 days	Account Value + Fees/Charges
Georgia	20 days	Purchase Payments	30 days	Purchase Payments
Hawaii	20 days	Account Value	30 days	Account Value + Fees/Charges
Idaho	20 days	Purchase Payments	30 days	Purchase Payments
Illinois	20 days	Account Value + Fees/Charges	30 days	Account Value + Fees/Charges
Indiana	20 days	Account Value	30 days	Purchase Payments
Iowa	20 days	Account Value	30 days	Account Value + Fees/Charges
Kansas	20 days	Account Value + Fees/Charges	30 days	Account Value + Fees/Charges
Kentucky	20 days	Purchase Payments	30 days	Account Value + Fees/Charges
Louisiana	20 days	Purchase Payments	30 days	Account Value + Fees/Charges
Maine	20 days	Account Value	30 days	Account Value + Fees/Charges
Maryland	20 days	Purchase Payments	30 days	Account Value + Fees/Charges
Massachusetts	20 days	Account Value	30 days	Purchase Payments
Michigan	20 days	Account Value + Fees/Charges	30 days	Account Value + Fees/Charges

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For Contracts Issued in:	Free Look Period	Refund	Replacement Free Look Period	Replacement Refund
Minnesota	20 days	Account Value + Fees/Charges	30 days	Purchase Payments
Mississippi	20 days	Account Value	30 days	Account Value + Fees/Charges
Missouri	20 days	Purchase Payments	30 days	Purchase Payments
Montana	20 days	Account Value	30 days	Account Value + Fees/Charges
Nebraska	20 days	Purchase Payments	30 days	Account Value + Fees/Charges
Nevada	20 days	Purchase Payments	30 days	Purchase Payments
New Hampshire	20 days	Purchase Payments	30 days	Account Value + Fees/Charges
New Jersey	20 days	Account Value + Fees/Charges	30 days	Account Value + Fees/Charges
New Mexico	20 days	Account Value	30 days	Account Value + Fees/Charges
North Carolina	20 days	Purchase Payments	30 days	Account Value + Fees/Charges
North Dakota	20 days	Account Value + Fees/Charges	30 days	Account Value + Fees/Charges
Ohio	20 days	Account Value	30 days	Account Value + Fees/Charges
Oklahoma	20 days	Purchase Payments	30 days	Purchase Payments
Oregon	20 days	Account Value	30 days	Account Value + Fees/Charges
Pennsylvania	20 days	Account Value	30 days	Account Value
Rhode Island	20 days	Purchase Payments	30 days	Account Value + Fees/Charges
South Carolina	20 days	Purchase Payments	30 days	Account Value + Fees/Charges
South Dakota	20 days	Account Value + Fees/Charges	30 days	Account Value + Fees/Charges
Tennessee	20 days	Account Value	30 days	Purchase Payments
Texas	20 days	Purchase Payments	30 days	Account Value + Fees/Charges
Utah	20 days	Purchase Payments	30 days	Purchase Payments
Vermont	20 days	Account Value	30 days	Account Value + Fees/Charges
Virginia	20 days	Account Value	30 days	Account Value + Fees/Charges
Washington	20 days	Greater of: (1) Purchase Payments or (2) Account Value minus taxes	30 days	Purchase Payments
West Virginia	20 days	Account Value	30 days	Account Value + Fees/Charges
Wisconsin	30 days	Account Value	30 days	Account Value + Fees/Charges
Wyoming	20 days	Account Value	30 days	Greater of: (1) Purchase Payments or (2) Account Value + Fees/Charges

Assignment

For Contracts Issued in Ohio:

Subject to the tax qualifications endorsement, if any, you may assign your rights to designate or change a Beneficiary or an Annuitant, to change Owners, or to elect a Payout Option if you make a specific Request in Good Order.

Amendment of the Contract

For Contracts Issued in Florida:

You have the right to reject an endorsement that changes the provisions of this Contract to obtain or retain the intended tax treatment under federal tax law, or to take into account other pertinent laws and governmental regulations and rulings. We will not be responsible for the tax or other consequences of your rejection.

For Contracts Issued in Texas:

You have the right to reject an endorsement that changes the provisions of this Contract to obtain or retain the intended tax treatment under federal tax law, or to take into account other pertinent laws and governmental regulations and rulings. We will not be responsible for the tax or other consequences of your rejection.

Involuntary Termination

For Contracts Issued in Texas:

Our right to terminate this Contract is not tied to the minimum required value. We have the right to terminate this Contract if the Account Value would provide a benefit of less than $20 each month at age 70 under a life payout with payments for at least a fixed period of 10 years.

****************************************

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Our form number for the Contract is P1841622NW. Our form numbers for the Crediting Strategy endorsements to the Contract are E1825318NW, E1841922NW, E1842022NW, E1842622NW, E1842322NW, and E1842922NW. The form numbers may vary by state. The Securities and Exchange Commission file number for the Contract is 333-269562.

•	The Contract is not insured by the FDIC (Federal Deposit Insurance Corporation) or the NCUSIF (National Credit Union Share Insurance Fund).

•

Although the Contract may be sold through relationships with banks or other financial institutions, the Contract is not a deposit or obligation of, or guaranteed by, such institutions or any federal regulatory agency.

The Contract doesn’t invest in any equity, debt, or other investments.

Dealer Prospectus Delivery Obligations. All dealers that effect transactions in these securities are required to deliver a prospectus.

SECTION II

MASSMUTUAL ASCEND LIFE INFORMATION

[to be added by amendment]

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PART II — INFORMATION NOT REQUIRED IN PROSPECTUS

Item 13. Other Expenses of Issuance and Distribution

The following is a list of the estimated expenses to be incurred in connection with the securities being offered.

Estimated Accounting Fees	$	[2,232,020	]
Estimated Filing Fees		$0
Estimated Legal Fees	$	[200,000	]
Registration Fees		$0

Item 14. Indemnification of Directors and Officers

Ohio Revised Code, Section 1701.13(E), allows indemnification by the Registrant to any person made or threatened to be made a party to any proceedings, other than a proceeding by or in the right of the Registrant, by reason of the fact that he is or was a director, officer, employee or agent of the Registrant, against expenses, including judgment and fines, if he acted in good faith and in a manner reasonably believed to be in or not opposed to our best interests and, with respect to criminal actions, in which he had no reasonable cause to believe that his conduct was unlawful. Similar provisions apply to actions brought by or in the right of the Registrant, except that no indemnification shall be made in such cases when the person shall have been adjudged to be liable for negligence or misconduct to the Registrant unless deemed otherwise by the court. Indemnifications are to be made by a majority vote of a quorum of disinterested directors or the written opinion of independent counsel or by the shareholders or by the court.

Article VII of the Registrant’s Amended and Restated Code of Regulations includes the following provisions related to indemnification of its directors, officers, employees and agents.

ARTICLE VII INDEMNIFICATION OF DIRECTORS AND OFFICERS

Section 1. Right to Indemnification. Each person who was or is made a party or is threatened to be made a party to or is otherwise involved (including, without limitation, as a witness) in any actual or threatened action, claim, suit investigation or proceeding, of any nature whatsoever (hereinafter “proceeding”), by reason of the fact that he or she is or was a director, board member, committee member, partner, trustee, officer or employee of any foreign or domestic organization or any separate investment account, or any individual who serves in any capacity with respect to any employee benefit plan, or that, being or having been such a director, board member, committee member, partner, trustee, officer or employee of any foreign or domestic organization or any separate investment account or any individual who serves in any capacity with respect to any employee benefit plan, he or she is or was serving at the request of an executive officer of the Corporation as a director, board member, committee member, partner, trustee, officer, employee or agent of another corporation or of a partnership, joint venture, trust, limited liability company or other enterprise, including service with respect to an employee benefit plan (hereinafter an “indemnitee”), whenever the basis of such proceeding is alleged action in an official capacity as such shall be indemnified and held harmless by the Corporation to the fullest extent permitted by law, as the same exists or may hereinafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than permitted prior thereto), or by other applicable law as then in effect, against all costs and

Part II – Page 1

reasonable counsel fees, fines, penalties, judgments or awards of any kind, and the amount of reasonable settlements, whether or not payable to the Corporation or to any of the other entities described above actually incurred or suffered by such indemnitee in connection therewith and such indemnification shall continue as to an indemnitee who has ceased to be a director, board member, committee member, partner, trustee, officer or employee of any foreign or domestic organization or any separate investment account or any individual who serves in any capacity with respect to any employee benefit plan and shall inure to the benefit of the indemnitee’s heirs, executors, legal representatives and administrators. To the extent any of the indemnification provisions set forth above prove to be ineffective for any reason in furnishing the indemnification provided, each of the persons named above shall be indemnified by the Corporation to the fullest extent not prohibited by applicable law.

Notwithstanding the foregoing, no indemnification shall be provided with respect to:

1. any matter as to which the person shall have been adjudicated in any proceeding not to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Corporation or, to the extent that such matter relates to service with respect to any employee benefit plan, in the best interests of the participants or beneficiaries of such employee benefit plan;

2. any liability to any entity which is registered as an investment company under the Federal Investment Company Act of 1940 or to the security holders thereof, where the basis for such liability is willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office; and

3. any action, claim or proceeding voluntarily initiated by any person seeking indemnification, unless such action, claim or proceeding had been authorized by the Board or unless such person’s indemnification is awarded by vote of the Board.

In any matter disposed of by settlement or in the event of an adjudication which in the opinion of the General Counsel or his or her delegate does not make a sufficient determination of conduct which could preclude or permit indemnification in accordance with the preceding paragraphs, the person shall be entitled to indemnification unless, as determined by the majority of the disinterested directors or in the opinion of counsel (who may be an officer of the Corporation or outside counsel employed by the Corporation), such person’s conduct was such as precludes indemnification under any such paragraph. The termination of any action, claim, suit, investigation or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he or she reasonably believed to be in the best interests of the Corporation.

1.1 Advancements. The Corporation may at its option indemnify for expenses incurred in connection with any action or proceeding in advance of its final disposition, upon receipt of a satisfactory undertaking for repayment if it be subsequently determined that the person thus indemnified is not entitled to indemnification under this Article VII.

Part II – Page 2

Section 2. Procedures for the Submission of Claims. The Board may establish reasonable procedures for the submission of claims for indemnification pursuant to this ARTICLE VII, determination of the entitlement of any person thereto, and review of any such determination.

Massachusetts Mutual Life Insurance Company (“MassMutual”), the Registrant’s parent company, maintains, at its expense, Directors and Officers Liability and Company Reimbursement Liability Insurance. The Directors and Officers Liability portion of such policy covers all directors and officers of MassMutual and of the companies which are, directly or indirectly, more than 50% owned by MassMutual, which includes the Registrant. The policy provides for payment on behalf of the directors and officers, up to the policy limits and after expenditure of a specified deductible, of all Loss (as defined) from claims made against them during the policy period for defined wrongful acts, and neglect or breach of duty by directors and officers in the discharge of their individual or collective duties as such. The insurance includes the cost of investigations and defenses, appeals, and settlements and judgments, but not fines or penalties imposed by law. The insurance does not cover any claims arising out of acts alleged to have been committed prior to December 31,1996, or in the case of companies directly or indirectly 50% owned by MassMutual, which includes the Registrant, such later date as MassMutual or its predecessors may be deemed to control the company. The prior acts effective date for the Registrant is May 28, 2021. The policy contains various exclusions and reporting requirements.

Item 15. Recent Sales of Unregistered Securities

Not applicable

Item 16. Exhibits and Financial Statement Schedules

(a) Exhibits

(1)

Principal Underwriting Agreement between Great American Life Insurance Company and Great American Advisors, Inc. effective as of February 2, 2018 is incorporated by reference to Post-Effective Amendment No. 4 filed on behalf of Great American Life Insurance Company on April 24, 2018. 1933 Act File No. 333-207914.

(2)	Plan of acquisition, reorganization, arrangement, liquidation or succession—Not applicable.

(3)	Governing Documents

(a)	Amended and Restated Articles of Incorporation are incorporated by reference to the S-1 filed on behalf of MassMutual Ascend Life Insurance Company on February 3, 2023. 1933 Act File No. 333-269562.

(b)	Amended and Restated Code of Regulations are incorporated by reference to the S-1 filed on behalf of MassMutual Ascend Life Insurance Company on February 3, 2023. 1933 Act File No. 333-269562.

(4)(a) Contracts

(1)

Index Achiever Individual Deferred Annuity Contract (Form No. P1841622NW) is incorporated by reference to the S-1 filed on behalf of Great American Life Insurance Company on March 21, 2022. 1933 Act File No. 333-263740.

Part II – Page 3

(2)

Advisory Fee Endorsement (Form No. E1844022NW) is incorporated by reference to the Pre-Effective Amendment No. 1 filed on behalf of Great American Life Insurance Company on June 21, 2022. 1933 Act File No. 333-263740

(3)

Withdrawal Order Endorsement (Form No. E1848822NW) is incorporated by reference to the S-1 filed on behalf of MassMutual Ascend Life Insurance Company on February 3, 2023. 1933 Act File No. 333-269562.

(4)(b) Tax Endorsements

(1)

Inherited Contract Endorsement (Form No. E1091612NW) (Non-Qualified Plans) is incorporated by reference to the S-1 filed on behalf of MassMutual Ascend Life Insurance Company on February 3, 2023. 1933 Act File No. 333-269562.

(2)

Individual Retirement Annuity Endorsement (Form No. E6004010NW) (IRA/SEP IRA) is incorporated by reference to the S-1 filed on behalf of MassMutual Ascend Life Insurance Company on February 3, 2023. 1933 Act File No. 333-269562.

(3)

Roth Individual Retirement Annuity Endorsement (Form No. E6004108NW) (Roth IRA) is incorporated by reference to the S-1 filed on behalf of MassMutual Ascend Life Insurance Company on February 3, 2023. 1933 Act File No. 333-269562.

(4)

Savings Incentive Match Plan for Employees Individual Retirement Annuity Endorsement (Form No. E6004202NW) (SIMPLE IRA) is incorporated by reference to the S-1 filed on behalf of MassMutual Ascend Life Insurance Company on February 3, 2023. 1933 Act File No. 333-269562.

(5)

Individual Retirement Annuity Endorsement for Inherited IRA (Form No. E6014420NW) (Inherited IRA) is incorporated by reference to the S-1 filed on behalf of MassMutual Ascend Life Insurance Company on February 3, 2023. 1933 Act File No. 333-269562.

(6)

Governmental Section 457 Plan Endorsement (Form No. E6004505NW) (Section 457 (Traditional & Roth) Governmental Plan) is incorporated by reference to the S-1 filed on behalf of MassMutual Ascend Life Insurance Company on February 3, 2023. 1933 Act File No. 333-269562.

(7)

Tax Sheltered Annuity Endorsement (Form No. E6004308NW) (Employer Plan TSA/TSA 403(B)/Roth 403(B)) is incorporated by reference to the S-1 filed on behalf of MassMutual Ascend Life Insurance Company on February 3, 2023. 1933 Act File No. 333-269562.

(8)

Qualified Pension, Profit Sharing and Annuity Plan Endorsement (Form No. E6004405NW) (401(A), Pension or Profit Sharing) is incorporated by reference to the S-1 filed on behalf of MassMutual Ascend Life Insurance Company on February 3, 2023. 1933 Act File No. 333-269562.

(9)

Employer Plan Endorsement (EPLAN Rev. 2/98)-1 (For use with E6004308NW Employer Plan TSA/Roth 403(B), E6004405NW 401(A), Pension or Profit Sharing and E6004505NW Section 457 (Traditional & Roth) Governmental Plan) is incorporated by reference to the S-1 filed on behalf of MassMutual Ascend Life Insurance Company on February 3, 2023. 1933 Act File No. 333-269562.

Part II – Page 4

(4)(c) Strategy Endorsements

(1)

1-Year Declared Rate Strategy - Crediting Strategy Endorsement - Interest Subject to a Guaranteed Minimum Interest Rate (Form No. E1825318NW) is incorporated by reference to the S-1 filed on behalf of MassMutual Ascend Life Insurance Company on February 3, 2023. 1933 Act File No. 333-269562.

(2)

S&P 500 1-Year -10% Floor Indexed Strategy - Crediting Strategy Endorsement - Index Gain Subject to a Cap for Each Term - Index Loss Subject to a –10% Floor for Each Term (Form No. E1841922NW) is incorporated by reference to the S-1 filed on behalf of Great American Life Insurance Company on March 21, 2022. 1933 Act File No. 333-263740.

(3)

S&P 500 1-Year Participation Rate Indexed Strategy - Crediting Strategy Endorsement - Index Gain Subject to Upside Participation Rate for Each Term - Index Loss Subject to 50% Downside Participation Rate for Each Term (Form No. E1841822NW) is incorporated by reference to the S-1 filed on behalf of Great American Life Insurance Company on March 21, 2022. 1933 Act File No. 333-263740.

(4)

S&P 500 1-Year 10% Buffer Indexed Strategy - Crediting Strategy Endorsement - Index Gain Subject to a Cap for Each Term - Index Loss Subject to a 10% Buffer for Each Term (Form No. E1842022NW) is incorporated by reference to the S-1 filed on behalf of Great American Life Insurance Company on March 21, 2022. 1933 Act File No. 333-263740.

(5)

S&P 500 6-Year 10% Buffer with Participation Rate Indexed Strategy - Crediting Strategy Endorsement - Index Gain Subject to a Participation Rate for Each Term - Index Loss Subject to a 10% Buffer for Each Term (Form No. E1843222NW) is incorporated by reference to the S-1 filed on behalf of Great American Life Insurance Company on March 21, 2022. 1933 Act File No. 333-263740.

(6)

iShares MSCI EAFE ETF 1-Year Participation Rate Indexed Strategy - Crediting Strategy Endorsement - Index Gain Subject to Upside Participation Rate for Each Term - Index Loss Subject to 50% Downside Participation Rate for Each Term (Form No. E1842422NW) is incorporated by reference to the S-1 filed on behalf of Great American Life Insurance Company on March 21, 2022. 1933 Act File No. 333-263740.

(7)

iShares MSCI EAFE ETF 1-Year 10% Buffer Indexed Strategy - Crediting Strategy Endorsement - Index Gain Subject to a Cap for Each Term - Index Loss Subject to a 10% Buffer for Each Term (Form No. E1842622NW) is incorporated by reference to the S-1 filed on behalf of Great American Life Insurance Company on March 21, 2022. 1933 Act File No. 333-263740.

(8)

SPDR Gold Shares ETF 1-Year Participation Rate Indexed Strategy - Crediting Strategy Endorsement - Index Gain Subject to Upside Participation Rate for Each Term - Index Loss Subject to 50% Downside Participation Rate for Each Term (Form No. E1842122NW) is incorporated by reference to the S-1 filed on behalf of Great American Life Insurance Company on March 21, 2022. 1933 Act File No. 333-263740.

(9)

SPDR Gold Shares ETF 1-Year 10% Buffer Indexed Strategy - Crediting Strategy Endorsement - Index Gain Subject to a Cap for Each Term - Index Loss Subject to a 10% Buffer for Each Term (Form No. E1842322NW) is incorporated by reference to the S-1 filed on behalf of Great American Life Insurance Company on March 21, 2022. 1933 Act File No. 333-263740.

(10)

iShares U.S. Real Estate ETF 1-Year Participation Rate Indexed Strategy - Crediting Strategy Endorsement - Index Gain Subject to Upside Participation Rate for Each Term - Index Loss Subject to 50% Downside Participation Rate for Each Term (Form No. E1842722NW) is incorporated by reference to the S-1 filed on behalf of Great American Life Insurance Company on March 21, 2022. 1933 Act File No. 333-263740.

Part II – Page 5

(11)

iShares U.S. Real Estate ETF 1-Year 10% Buffer Indexed Strategy - Crediting Strategy Endorsement - Index Gain Subject to a Cap for Each Term - Index Loss Subject to a 10% Buffer for Each Term (Form No. E1842922NW) is incorporated by reference to the S-1 filed on behalf of Great American Life Insurance Company on March 21, 2022. 1933 Act File No. 333-263740.

(12)

First Trust Barclays Edge 1-Year 10% Buffer with Participation Rate Indexed Strategy – Index Gain Subject to a Participation Rate for Each Term – Index Loss Subject to a 10% Buffer for Each Term (Form No. E1849122) is incorporated by reference to the S-1 filed on behalf of MassMutual Ascend Life Insurance Company on February 3, 2023. 1933 Act File No. 333-269562.

(13)

First Trust Barclays Edge 1-Year Participation Rate Indexed Strategy – Index Gain Subject to a Participation Rate for Each Term – Index Loss Subject to a 50% Downside Participation Rate for Each Term (Form No. E1849222) is incorporated by reference to the S-1 filed on behalf of MassMutual Ascend Life Insurance Company on February 3, 2023. 1933 Act File No. 333-269562.

(4)(d) Waiver Riders

(1)

Terminal Illness Waiver Rider (Form No. ICC22-R1843822NW) is incorporated by reference to the S-1 filed on behalf of Great American Life Insurance Company on March 21, 2022. 1933 Act File No. 333-263740.

(2)	Extended Care Waiver Rider (Form No. ICC22-R1843722NW) is incorporated by reference to the S-1 filed on behalf of Great American Life Insurance Company on March 21, 2022. 1933 Act File No. 333-263740.

(3)

California Facility Care or Home Care or Community Based Services Waiver Rider (Form No. R1843722CA) is incorporated by reference to Pre-effective Amendment No. 2 filed on behalf of Great American Life Insurance Company on July 15, 2022. 1933 Act File No. 333-263740

(4)

California Waiver of Adjustments for Terminal Illness Rider (Form No.R1843822CA) is incorporated by reference to Pre-effective Amendment No. 2 filed on behalf of Great American Life Insurance Company on July 15, 2022. 1933 Act File No. 333-263740

(5)	Opinion re Legality will be filed by subsequent amendment.

(8)	Opinion re Tax Matters—Not applicable.

(9)	Voting Trust Agreement—Not applicable.

(10)	Material Contracts

(a)

Administrative Services Agreement between MassMutual Life Insurance Company, Great American Life Insurance Company, Annuity Investors Life Insurance Company, and Manhattan National Life Insurance Company effective May 28, 2021 is incorporated by reference to the Registration Statement on Form S-1 filed on behalf of Great American Life Insurance Company on January 6, 2022. 1933 Act File No. 333-262034.

Part II – Page 6

(b)

Amendment No.  1 to Administrative Services Agreement between MassMutual Life Insurance Company, Great American Life Insurance Company, Annuity Investors Life Insurance Company, and Manhattan National Life Insurance Company effective August  5, 2021 is incorporated by reference to the Registration Statement on Form S-1 filed on behalf of Great American Life Insurance Company on January  6, 2022. 1933 Act File No. 333-262034.

(c)

Leased Employee Agreement among Glidepath Holdings Inc., Great American Life Insurance Company, Annuity Investors Life Insurance Company, and Manhattan National Life Insurance Company effective May 28, 2021 is incorporated by reference to the Registration Statement on Form S-1 filed on behalf of Great American Life Insurance Company on January 6, 2022. 1933 Act File No. 333-262034.

(11)	Statement re Computation of Per Share Earnings—Not applicable.

(12)	Statements re Computation of Ratios—Not applicable.

(15)	Letter re Unaudited Interim Financial Information—Not applicable.

(16)	Letter re Change in Certifying Accountant will be filed by subsequent amendment.

(21)	Subsidiaries of the Registrant— Information about the subsidiaries of MassMutual Ascend Life Insurance Company will be filed by subsequent amendment.

(23)	Consents

(a)	Consent of legal counsel will be filed by subsequent amendment.

(b)	Consent of independent registered public accounting firms

(i)	Consent of independent registered public accounting firm (KPMG LLP) will be filed by subsequent amendment.

(ii)	Consent of independent auditors (Ernst & Young LLP) will be filed by subsequent amendment.

(24)	Powers of Attorney

(a)	Power of Attorney – Dominic L. Blue is filed herewith.

(b)	Power of Attorney – Susan M. Cicco is filed herewith.

(c)	Power of Attorney – Geoffrey J. Craddock is filed herewith.

(d)	Power of Attorney – Roger W. Crandall is filed herewith.

(e)	Power of Attorney – Michael R. Fanning is filed herewith.

(f)	Power of Attorney – Paul A. LaPiana is filed herewith.

(g)	Power of Attorney – Sears Merritt is filed herewith.

(h)	Power of Attorney – Mark F. Muething is filed herewith.

(i)	Power of Attorney – Michael J. O’Connor is filed herewith.

(j)	Power of Attorney – Eric W. Partlan is filed herewith.

(k)	Power of Attorney – Arthur W. Wallace is filed herewith.

(l)	Power of Attorney – Elizabeth A. Ward is filed herewith.

(25) Statement of Eligibility of Trustee—Not applicable.

(26) Invitation for Competitive Bids—Not applicable.

Part II – Page 7

(99)	Additional Exhibits – None.

(101)	Interactive Data File will be filed by subsequent amendment.

(b)	Financial Statement Schedules will be filed by subsequent amendment.

(c)	Calculation of Filing Fee Tables is filed herewith.

Item 17. Undertakings

The undersigned registrant hereby undertakes:

(1)	To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i)	To include any prospectus required by section 10(a)(3) of the Securities Act of 1933;

(ii)

To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) (§ 230.424(b) of this chapter) if, in the aggregate, the changes in volume and price represent no more than 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement.

(iii)

To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

(2)

That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(3)	To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(4)

That, for the purpose of determining liability under the Securities Act of 1933 to any purchaser, each prospectus filed pursuant to Rule 424(b) as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A (§ 230.430A of this chapter), shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

Part II – Page 8

(5)

That, for the purpose of determining liability of the registrant under the Securities Act of 1933 to any purchaser in the initial distribution of the securities: The undersigned registrant undertakes that in a primary offering of securities of the undersigned registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned registrant will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:

(i)	Any preliminary prospectus or prospectus of the undersigned registrant relating to the offering required to be filed pursuant to Rule 424 (§ 230.424 of this chapter);

(ii)	Any free writing prospectus relating to the offering prepared by or on behalf of the undersigned registrant or used or referred to by the undersigned registrant;

(iii)

The portion of any other free writing prospectus relating to the offering containing material information about the undersigned registrant or its securities provided by or on behalf of the undersigned registrant; and

(iv)	Any other communication that is an offer in the offering made by the undersigned registrant to the purchaser.

(6)

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Part II – Page 9

INDEX TO EXHIBITS

MASSMUTUAL ASCEND LIFE INSURANCE COMPANY

Number	Exhibit Description

24(a)	Power of Attorney – Dominic L. Blue

24(b)	Power of Attorney – Susan M. Cicco

24(c)	Power of Attorney – Geoffrey J. Craddock

24(d)	Power of Attorney – Roger W. Crandall

24(e)	Power of Attorney – Michael R. Fanning

24(f)	Power of Attorney – Paul A. LaPiana

24(g)	Power of Attorney – Sears Merritt

24(h)	Power of Attorney – Mark F. Muething

24(i)	Power of Attorney – Michael J. O’Connor

24(j)	Power of Attorney – Eric W. Partlan

24(k)	Power of Attorney – Arthur W. Wallace

24(l)	Power of Attorney – Elizabeth A. Ward

107	Calculation of Filing Fee Tables

Part II – Page 10

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement on Form S-1 for the Individual Index-linked Modified Single Premium Deferred Annuity Contracts to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Cincinnati, State of Ohio, on April 21, 2023.

MassMutual Ascend Life Insurance Company

April 21, 2023	By:	/s/ Brian P. Sponaugle
Brian P. Sponaugle
Senior Vice President and Treasurer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-1 for the Individual Index-linked Modified Single Premium Deferred Annuity Contracts has been signed by the following persons in the capacities and on the dates indicated.

Signature	Capacity	Date

/s/ Dominic L. Blue* Dominic L. Blue*	Director	April 21, 2023

/s/ Susan M. Cicco* Susan M. Cicco*	Director	April 21, 2023

/s/ Geoffrey J. Craddock* Geoffrey J. Craddock*	Director	April 21, 2023

/s/ Roger W. Crandall* Roger W. Crandall*	Director	April 21, 2023

/s/ Michael R. Fanning* Michael R. Fanning*	Director Chief Executive Officer (principal executive officer)	April 21, 2023

/s/ Paul A. LaPiana* Paul A. LaPiana*	Director	April 21, 2023

/s/ Sears Merritt* Sears Merritt*	Director	April 21, 2023

/s/ Mark F. Muething* Mark F. Muething*	President Director	April 21, 2023

/s/ Michael J. O’Connor* Michael J. O’Connor*	Director	April 21, 2023

/s/ Eric W. Partlan* Eric W. Partlan*	Director	April 21, 2023

/s/ Brian P. Sponaugle Brian P. Sponaugle	Principal Accounting Officer	April 21, 2023

/s/ Arthur W. Wallace* Arthur W. Wallace*	Director	April 21, 2023

/s/ Elizabeth A. Ward* Elizabeth A. Ward*	Chief Financial Officer (principal financial officer) Director	April 21, 2023

*By: /s/ John P. Gruber John P. Gruber	As Attorney-in-Fact pursuant to powers of attorney filed herewith

Date: April 21, 2023